UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2017 through February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2018

JPMorgan Municipal Income Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 29, 2018 (Unaudited)

Dear Shareholder,

The global economic expansion continued through its ninth consecutive year, supported by central bank policies, corporate earnings growth, consumer confidence and stable energy prices. Global equity and bond prices generally rose throughout the twelve months ended February 28, 2018, but fought to rebound from a sharp sell-off in early February.

“Key fundamental drivers of asset prices remain in place even as financial market volatility has risen from the historic lows seen throughout 2017.” — George C.W. Gatch

During the reporting period, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates three times in response to a tightening labor market and early but muted signs of price inflation. Meanwhile, U.S. gross domestic product (GDP) surged to a better-than-expected 2.9% in the final quarter of 2017, and early indicators pointed to a continued seasonal pattern of weaker but positive GDP growth for the first quarter of 2018.

Labor markets in the U.S. continued to tighten, with the unemployment rate falling to 4.1% in October and remaining at that level through February. Labor force participation rates also rose somewhat but wage growth remained subdued.

Meanwhile, surging U.S. consumer confidence, record low volatility in financial markets and the December enactment of tax cut legislation appeared to provide additional fuel to the rally in equities that lasted from March through January. The Standard & Poor’s 500 Index (the “S&P 500”) reached record closing highs throughout the reporting period until February’s sell-off, which snapped a 15-month run of gains. Amid the sell-off, prices for government and corporate bonds plummeted.

Analysts largely attributed the sell-off to investor concerns that signs of rising inflation would prompt the Fed to accelerate the rollout of future interest rates increases. Historically high equity market valuations added fuel to the sell-off. While equity prices had somewhat rebounded by the end of February, bond prices remained under pressure.

In response to continued economic growth, the European Central Bank in January reduced its monthly asset purchases by half, though it left its benchmark interest rate unchanged at 0%. In November, the Bank of England raised interest rates for the first time in a decade and preparations for Britain’s exit from the European Union continued to move forward. Political uncertainty in Europe appeared to recede somewhat. In May, centrist politician Emmanuel Macron decisively defeated a challenge from far-right candidate Marine Le Pen to become France’s president. In October, a separatist movement in Spain’s Catalonia region was largely thwarted by the central government in Madrid. And at the end of the reporting period, German Chancellor Angela Merkel ended a political stalemate by successfully forming a governing coalition.

Emerging market nations continued to benefit from robust growth in China, rising commodity prices and strong global demand for goods. Emerging markets debt, which generated strong returns for investors during most of the reporting period, began to weaken late in 2017 amid a decline in the value of the U.S. dollar, which effectively raises export prices.

Key fundamental drivers of asset prices remain in place even as financial market volatility has risen from the historic lows seen throughout 2017. While leading central banks have edged toward policy normalization, they largely continue to be accommodative to financial markets. Corporate earnings have increased and business investment began to rise in the latter part of the reporting period. Consumer sentiment is buoyant and the global economy continued to expand in a synchronized fashion. Investors who hold a long-term outlook, while remaining fully invested in a well-diversified portfolio, will be best positioned, we believe, to navigate the current market environment.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited)

Returns for U.S. municipal bonds were modestly positive. Interest rates rose during the second half of the reporting period and bond yields, which move in the opposite direction of prices, rose most among bonds with shorter maturities. In early February 2018, a sharp sell-off pushed down prices for both fixed income and equity securities. Generally, investors blamed the sell-off on a surge in U.S. Treasury bond yields, uncertainty about U.S. Federal Reserve policy and historically high equity valuations.

By the end of the reporting period, U.S. stock prices had rebounded somewhat, while yields on corporate bonds and U.S. Treasury bonds remained at elevated levels. Overall, bond prices were weighed down by expectations of accelerating inflation rising and interest rates as the U.S. economic expansion neared its ninth year.

For the twelve months ended February 28, 2018, the Bloomberg Barclays Municipal Bond Index returned 2.50%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1, *	1.42%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	1.76%

Net Assets as of 2/28/2018 (In Thousands)	$217,295
Duration as of 2/28/2018	5.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2018, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s underweight position in the intermediate and longer portions of the yield curve detracted from performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s overweight positions in the housing sector and in bonds rated AAA also detracted from relative performance.

The Fund’s overweight position in revenue bonds was a leading contributor to performance relative to the Benchmark. The Fund had no allocation to pre-refunded bonds, which contributed to relative performance. The Fund’s overweight allocation to education bonds and its underweight allocation to bonds rated AA also helped relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the twelve month period, the Fund’s overall duration was roughly in line with that of the Benchmark. Duration measures the price sensitivity for a portfolio of bonds. Bonds with a longer duration will experience a larger increase in price than short duration bonds when interest rates fall.

CREDIT QUALITY ALLOCATIONS***
AAA	24.3%
AA	44.8
A	23.8
BBB	6.0
BB	0.1
NR	1.0

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 23, 1993
With Sales Charge*		(2.65)%	0.92%	2.93%
Without Sales Charge		1.16	1.71	3.33
CLASS C SHARES	November 4, 1997
With CDSC**		(0.49)	1.11	2.73
Without CDSC		0.51	1.11	2.73
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 9, 1993	1.42	1.96	3.58
CLASS R6 SHARES	November 6, 2017	1.46	1.96	3.59

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/08 TO 2/28/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares had different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Municipal Income Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from February 29, 2008 to February 28, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.26%
Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index	0.59%

Net Assets as of 2/28/2018 (In Thousands)	$1,719,586
Duration as of 2/28/2018	3.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2018, the Fund underperformed the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”). During the reporting period, interest rates in the U.S. generally rose, particularly for bonds with shorter maturities, and investors generally continued to favor lower quality fixed income securities.

Relative to the Benchmark, the Fund’s underweight position in lower quality sectors, including industrial development revenue/pollution control revenue bonds and bonds issued by New Jersey, detracted from performance. The Fund’s overweight position in electricity sector bonds and its underweight position in bonds rated BBB also detracted from relative performance.

The Fund’s overall duration was longer than that of the Benchmark and contributed to relative performance. Duration measures the price sensitivity of a portfolio of bonds to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price as interest rates fall. The Fund’s overweight positions in the short and long ends of the yield curve also helped relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s overweight position in revenue bonds and its underweight position in pre-refunded bonds also helped relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk, while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	23.4%
AA	51.4
A	20.0
BBB	3.4
NR	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2018
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge*		(1.99)%	(0.02)%	1.16%
Without Sales Charge		0.26	0.43	1.39
CLASS C SHARES	November 1, 2001
With CDSC**		(1.19)	(0.06)	0.88
Without CDSC		(0.19)	(0.06)	0.88
CLASS I SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	June 19, 2009	0.70	0.92	1.85

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/08 TO 2/28/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class I Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class I Shares would have been different than those shown because Class I Shares had different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index from February 29, 2008 to February 28, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited)

Bloomberg Barclays U.S. Municipal Index (formerly Bloomberg Barclays Municipal Bond Index)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.36%
Bloomberg Barclays Municipal Bond Index	2.50%

Net Assets as of 2/28/2018 (In Thousands)	$316,025
Duration as of 2/28/2018	6.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2018, the Fund underperformed the Bloomberg Barclays Municipal Bond Index (the “Benchmark”). During the reporting period, interest rates generally rose and investors continued to favor lower rated bonds.

Relative to the Benchmark, the Fund’s overweight position in pre-refunded bonds was a leading detractor from performance. The Fund’s overweight position in the electricity sector and its underweight position in the housing sector also detracted from relative performance.

The Fund’s overweight position in bonds with maturities of eight years or longer was a leading contributor to performance relative to the Benchmark. The Fund’s longer duration positions in the transportation and hospital sectors also made a positive contribution to relative performance. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS***
AAA	16.3%
AA	60.5
A	13.3
BBB	6.2
NR	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2018
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge*		(1.44)%	1.79%	3.62%
Without Sales Charge		2.36	2.57	4.01
CLASS C SHARES	July 1, 2008
With CDSC**		0.70	1.88	3.32
Without CDSC		1.70	1.88	3.32
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 1, 1995	2.60	2.76	4.20

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/08 TO 2/28/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Bloomberg Barclays U.S. Municipal Index and the Lipper General & Insured Municipal Debt Funds Index from February 29, 2008 to February 28, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General & Insured Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1], *	0.63%
Bloomberg Barclays 1 Year Municipal Bond Index	0.68%

Net Assets as of 2/28/2018 (In Thousands)	$2,065,069
Duration as of 2/28/2018	0.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2018, the Fund underperformed the Bloomberg Barclays 1 Year Municipal Bond Index (the “Benchmark”). Interest rates generally fell during the first half of the reporting period before rising somewhat during the latter portion of the period. Investor appetite for lower rated bonds remained strong throughout the period.

Relative to the Benchmark, the Fund’s underweight position in bonds rated single-A and BBB detracted from performance. The Fund’s underweight positions in the transportation and water & sewer sectors also detracted from relative performance.

The Fund’s allocation to floating rate bonds, which are not held in the Benchmark, was a leading contributor to relative performance. The Fund’s underweight position in pre-refunded bonds also contributed to relative performance.

Relative to the Benchmark, the Fund’s shorter duration profile was a leading detractor from performance. Generally, a portfolio of bonds with shorter duration will experience a smaller increase in price as interest rates fall versus bonds with longer duration. The Fund’s underweight position in bond rated single-A and BBB detracted from performance as lower quality bonds outperformed higher rated bonds.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers sought to maintain an average weighted maturity of two years or less and used a risk/reward analysis to identify investments that they believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS***
AAA	18.6%
AA	40.8
A	11.8
BBB	3.2
BB	0.2
NR	25.4

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2018
	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2016
With Sales Charge*		(1.78)%	(0.73)%
Without Sales Charge		0.47	0.57
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 31, 2016	0.63	0.73

*	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (5/31/16 TO 2/28/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund, the Bloomberg Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Index from May 31, 2016 to February 28, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The Lipper Short Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 96.8% (t)
	Alabama — 1.1%
	Utility — 1.1%
2,000	The Lower Alabama Gas District, Gas Project, Series A, Rev., 5.00%, 09/01/2031	2,338

	Alaska — 0.4%
	Housing — 0.4%
945	Alaska Housing Finance Corp., General Mortgage, Series A, Rev., 3.50%, 06/01/2046	981

	Arizona — 2.5%
	Water & Sewer — 2.5%
2,645	City of Scottsdale, Water & Sewer System, Rev., 5.25%, 07/01/2022	3,011
2,150	City of Tucson, Water System, Rev., 5.00%, 07/01/2024	2,501

	Total Arizona	5,512

	California — 1.0%
	General Obligation — 0.4%
1,000	Salinas Union High School District, GO, BAN, Zero Coupon, 08/01/2020	953

	Hospital — 0.2%
410	California Municipal Finance Authority, Eisenhower Medical Center, Series B, Rev., 5.00%, 07/01/2026	473

	Other Revenue — 0.4%
715	State of California, Department of Veterans Affairs, Series B, Rev., 3.50%, 12/01/2045	745

	Total California	2,171

	Colorado — 1.0%
	Education — 0.5%
	Colorado Educational & Cultural Facilities Authority, University Corp. for Atmospheric Research Project,
450	Rev., 4.00%, 09/01/2020	472
470	Rev., 5.00%, 09/01/2022	524

		996

	Hospital — 0.5%
1,000	University of Colorado Hospital Authority, Series C-1, Rev., 4.00%, 03/01/2020 (z)	1,033

	Housing — 0.0% (g)
55	Denver City & County, Single Family Home Mortgage, Metropolitan Mayors Caucus Program, Rev., GNMA COLL, 6.15%, 11/01/2034	55

	Total Colorado	2,084

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Connecticut — 3.1%
	Education — 1.5%
	Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program,
1,560	Series A, Rev., 5.25%, 11/15/2023	1,688
1,500	Series A, Rev., 5.25%, 11/15/2024	1,623

		3,311

	Housing — 1.6%
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
1,300	Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	1,380
550	Subseries A-1, Rev., 4.00%, 11/15/2045	575
490	Subseries A-1, Rev., 4.00%, 11/15/2047	519
925	Subseries E-1, Rev., 3.50%, 11/15/2046	964

		3,438

	Total Connecticut	6,749

	Delaware — 0.2%
	Housing — 0.2%
	Delaware State Housing Authority, Senior Single Family Mortgage,
300	Series A-1, Rev., AMT, 4.90%, 07/01/2029	312
160	Series D-1, Rev., AMT, GNMA/FNMA/FHLMC, 4.63%, 01/01/2023	160

	Total Delaware	472

	District of Columbia — 2.1%
	Transportation — 0.5%
1,000	Washington Metropolitan Area Transit Authority, Gross Revenue Transit Bonds, Series B, Rev., 5.00%, 07/01/2025	1,171

	Water & Sewer — 1.6%
3,000	District of Columbia Water & Sewer Authority Public Utility, Subordinate Lien, Green Bonds, Series A, Rev., 5.00%, 10/01/2045	3,374

	Total District of Columbia	4,545

	Florida — 9.0%
	Certificate of Participation/Lease — 2.8%
2,250	South Florida Water Management District, COP, 5.00%, 10/01/2032	2,573
3,000	The School Board of Miami-Dade County, Series D, COP, 5.00%, 02/01/2027	3,458

		6,031

	Hospital — 0.5%
1,100	Palm Beach County Health Facilities Authority, Hospital, BRRH Corp. Obligated Group, Rev., 5.00%, 12/01/2021	1,199

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — 0.6%
280	Broward County Housing Finance Authority, Series B, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 04/01/2027	280
	Florida Housing Finance Corp., Homeowner Mortgage, Special Program,
290	Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 07/01/2028	294
355	Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 01/01/2029	366
330	Series B, Rev., GNMA COLL, 4.50%, 01/01/2029	337

		1,277

	Industrial Development Revenue/Pollution Control Revenue — 0.6%
835	Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project, Series A, Rev., AMT, AGM, 5.00%, 04/01/2024	920
500	County of Escambia, Pollution Control, Gulf Power Company Project, Rev., 2.10%, 04/11/2019 (z)	501

		1,421

	Other Revenue — 1.0%
2,000	Miami Beach Redevelopment Agency, Historic Convention Village, Series A, Rev., 5.00%, 02/01/2027	2,263

	Transportation — 0.8%
1,500	Tampa-Hillsborough County Expressway Authority, Series A, Rev., 5.00%, 07/01/2027	1,665

	Utility — 2.7%
5,000	City of Port St. Lucie, Utility Systems, Rev., NATL-RE, 5.25%, 09/01/2024	5,824

	Total Florida	19,680

	Georgia — 1.4%
	Hospital — 0.4%
860	Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A, Rev., RAN, 5.00%, 02/15/2026	990

	Housing — 1.0%
	Georgia Housing & Finance Authority, Single Family Mortgage,
750	Series A, Rev., 4.00%, 12/01/2047	795
1,250	Series B, Rev., 4.00%, 12/01/2047	1,334

		2,129

	Total Georgia	3,119

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Guam — 0.3%
	Water & Sewer — 0.3%
	Guam Government Waterworks Authority, Water & Wastewater System,
375	Rev., 5.00%, 07/01/2023	415
300	Rev., 5.00%, 07/01/2024	333

	Total Guam	748

	Illinois — 0.9%
	Hospital — 0.2%
365	Illinois Finance Authority, Healthcare Enterprises, Inc., Series C, Rev., 5.00%, 03/01/2033	406

	Housing — 0.7%
	City of Aurora, Single Family Mortgage,
156	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.50%, 12/01/2039	157
140	Series B, Rev., GNMA/FNMA/FHLMC, 5.45%, 12/01/2039	141
15	City of Peoria, City of Moline & City of Freeport, Collateralized Single Family Mortgage, Series A, Rev., GNMA COLL, 7.60%, 04/01/2027	15
1,170	Illinois Housing Development Authority, Homeowner Mortgage, Series C, Rev., 3.50%, 08/01/2046	1,213

		1,526

	Total Illinois	1,932

	Indiana — 2.7%
	Hospital — 0.9%
1,670	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-1, Rev., 5.00%, 11/15/2034	1,891

	Housing — 0.2%
430	Indiana Housing & Community Development Authority, Home First Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 06/01/2028	439

	Industrial Development Revenue/Pollution Control Revenue — 1.0%
1,880	County of St. Joseph, Economic Development, St. Mary’s College Project, Series A, Rev., 5.00%, 04/01/2026	2,163

	Water & Sewer — 0.6%
1,250	Indiana State Finance Authority, First Lien Wastewater Utility, CWA Authority Project, Series A, Rev., 5.00%, 10/01/2030	1,383

	Total Indiana	5,876

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Iowa — 1.8%
	Education — 0.5%
1,000	Iowa Student Loan Liquidity Corp., Student Loan, Series A, Rev., AMT, 5.00%, 12/01/2025	1,112

	Housing — 1.3%
	Iowa Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program,
1,990	Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 01/01/2047	2,077
40	Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 07/01/2028	41
590	Series A, Rev., GNMA/FNMA/FHLMC, 4.00%, 07/01/2046	623

		2,741

	Total Iowa	3,853

	Kentucky — 0.5%
	Education — 0.3%
515	Kentucky Higher Education Student Loan Corp., Series A, Rev., AMT, 5.00%, 06/01/2020	543

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
500	County of Carroll, Pollution Control, Kentucky Utilities Company Project, Series A, Rev., 1.05%, 09/01/2019 (z)	493

	Total Kentucky	1,036

	Louisiana — 0.8%
	Housing — 0.2%
113	East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 10/01/2039	115
260	Louisiana Housing Finance Agency, Single Family Mortgage, Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.50%, 06/01/2040	264
45	Louisiana Housing Finance Agency, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 4.60%, 12/01/2028	45

		424

	Other Revenue — 0.6%
670	Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 391 Project, Rev., 5.00%, 10/01/2028	786

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	Louisiana Public Facilities Authority, Archdiocese of New Orleans Project,
165	Rev., 5.00%, 07/01/2021	177
250	Rev., 5.00%, 07/01/2022	272

		1,235

	Total Louisiana	1,659

	Maine — 0.7%
	Housing — 0.7%
	Maine State Housing Authority,
925	Series A, Rev., 4.00%, 11/15/2045	973
245	Series A-1, Rev., AMT, 4.50%, 11/15/2028	253
205	Series B, Rev., 4.00%, 11/15/2043	212

	Total Maine	1,438

	Maryland — 0.7%
	Housing — 0.7%
1,460	Montgomery County Housing Opportunities Commission, Single Family Mortgage, Series A, Rev., 4.00%, 07/01/2048	1,551

	Massachusetts — 8.1%
	Education — 1.0%
1,000	Massachusetts Educational Financing Authority, Education Loan, Rev., AMT, 5.00%, 07/01/2021	1,083
820	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series L, Rev., 5.25%, 07/01/2033	1,042

		2,125

	Housing — 0.4%
	Massachusetts Housing Finance Agency, Single Family Housing,
305	Series 169, Rev., 4.00%, 12/01/2044	315
430	Series 183, Rev., 3.50%, 12/01/2046	448

		763

	Water & Sewer — 6.7%
5,000	Massachusetts Water Pollution Abatement Trust, Pool Program, Rev., 5.25%, 08/01/2024	5,919
	Massachusetts Water Resources Authority,
5,000	Series B, Rev., AGM, 5.25%, 08/01/2028	6,219
2,000	Series B, Rev., AGM, 5.25%, 08/01/2029	2,510

		14,648

	Total Massachusetts	17,536

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Michigan — 1.6%
	Education — 0.3%
575	Eastern Michigan University, Series A, Rev., 5.00%, 03/01/2030	676

	Housing — 0.5%
1,180	Michigan State Housing Development Authority, Single-Family Mortgage, Series B, Rev., 3.50%, 06/01/2047	1,221

	Industrial Development Revenue/Pollution Control Revenue — 0.8%
570	Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project, Series CC, Rev., 1.45%, 09/01/2021 (z)	556
1,075	Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone, Rev., 5.00%, 12/01/2020	1,113

		1,669

	Total Michigan	3,566

	Minnesota — 3.1%
	General Obligation — 0.0% (g)
35	State of Minnesota, Series A, GO, 5.00%, 10/01/2021 (p)	39

	Housing — 3.1%
	Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program,
335	Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 06/01/2035	346
284	Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 12/01/2040	285
14	Series B, Rev., GNMA/FNMA/FHLMC, 5.15%, 12/01/2038	14
405	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.10%, 09/01/2019	406
	Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs,
120	Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/01/2040	121
410	Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 03/01/2041	416
	Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program,
295	Series A, Rev., GNMA/FNMA/FHLMC, 4.25%, 07/01/2028	298
205	Series D, Rev., GNMA/FNMA/FHLMC, 4.50%, 07/01/2034	210

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
	Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation,
1,015	Rev., 5.25%, 08/01/2024	1,128
1,070	Rev., 5.25%, 08/01/2025	1,189
825	Rev., 5.25%, 08/01/2026	917
	Minnesota Housing Finance Agency, Residential Housing Finance,
970	Series B, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 07/01/2047	1,023
270	Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 07/01/2040	277

		6,630

	Total Minnesota	6,669

	Mississippi — 0.2%
	Housing — 0.2%
390	Mississippi Home Corp., Home Ownership Mortgage, Series A, Rev., GNMA COLL, 4.50%, 12/01/2031	397

	Missouri — 0.9%
	Housing — 0.9%
1,755	Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program, Series B, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 05/01/2041	1,826
185	Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program, Series E-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/01/2027	189

	Total Missouri	2,015

	Nevada — 0.6%
	Hospital — 0.6%
	City of Carson, Carson Tahoe Regional Healthcare Project,
555	Rev., 5.00%, 09/01/2026	632
620	Rev., 5.00%, 09/01/2029	701

	Total Nevada	1,333

	New Hampshire — 2.4%
	Education — 2.4%
	City of Manchester, School Facilities,
3,545	Rev., NATL-RE, 5.50%, 06/01/2024	4,193
900	Rev., NATL-RE, 5.50%, 06/01/2027	1,101

	Total New Hampshire	5,294

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New Jersey — 3.2%
	Education — 1.0%
250	New Jersey Educational Facilities Authority, College of New Jersey Issue, Series A, Rev., 5.00%, 07/01/2018	253
1,750	New Jersey Higher Education Student Assistance Authority, Senior Student Loan, Series 1A, Rev., AMT, 5.00%, 12/01/2024	1,956

		2,209

	General Obligation — 0.7%
1,215	Egg Harbor Township Board of Education, GO, AGM, 5.75%, 07/15/2024	1,453

	Hospital — 1.5%
	New Jersey Health Care Facilities Financing Authority, University Hospital Issue,
1,000	Series A, Rev., AGM, 5.00%, 07/01/2022	1,111
820	Series A, Rev., AGM, 5.00%, 07/01/2023	924
1,095	Series A, Rev., AGM, 5.00%, 07/01/2026	1,254

		3,289

	Total New Jersey	6,951

	New York — 8.4%
	Housing — 1.7%
	New York Mortgage Agency, Homeowner Mortgage,
1,625	Series 195, Rev., 4.00%, 10/01/2046	1,727
1,545	Series 197, Rev., 3.50%, 10/01/2044	1,609
235	New York State Mortgage Agency, 39th Series, Rev., 5.00%, 04/01/2028	237

		3,573

	Other Revenue — 0.8%
1,500	New York State Dormitory Authority, State Sales Tax, Series B, Rev., 5.00%, 03/15/2030	1,737

	Prerefunded — 0.0% (g)
5	New York State Dormitory Authority, Series A, Rev., 5.25%, 02/15/2019 (p)	5

	Special Tax — 0.0% (g)
75	New York State Dormitory Authority, State Personal Income Tax, Series A, Rev., 5.25%, 02/15/2024	78

	Transportation — 2.6%
3,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Rev., 5.00%, 11/15/2029	3,386
2,000	Port Authority of New York & New Jersey, Consolidated, 194th Series, Rev., 5.00%, 10/15/2030	2,317

		5,703

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 3.3%
1,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series FF, Rev., 5.00%, 06/15/2031	1,152
	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution,
2,500	Series A, Rev., 5.25%, 06/15/2027	2,619
3,000	Series B, Rev., 5.00%, 06/15/2028	3,295

		7,066

	Total New York	18,162

	North Carolina — 2.1%
	Other Revenue — 0.5%
1,000	County of Randolph, Limited Obligation, Series B, Rev., 5.00%, 10/01/2026	1,178

	Water & Sewer — 1.6%
3,330	City of Charlotte, Water & Sewer System, Rev., 5.25%, 07/01/2022	3,494

	Total North Carolina	4,672

	North Dakota — 3.2%
	Housing — 2.3%
	North Dakota Housing Finance Agency, Home Mortgage Finance Program,
235	Series B, Rev., 5.00%, 07/01/2028	237
545	Series D, Rev., 3.50%, 07/01/2046	565
1,755	Series D, Rev., 4.00%, 07/01/2046	1,860
1,445	Series D, Rev., FHA, 4.00%, 01/01/2048	1,540
385	Series D, Rev., 4.50%, 01/01/2029	392
390	Series F, Rev., AMT, 4.50%, 01/01/2035	398

		4,992

	Utility — 0.9%
2,000	McLean County, Solid Waste Facilities, Great River Energy Project, Series A, Rev., 4.88%, 07/01/2026	2,080

	Total North Dakota	7,072

	Ohio — 2.3%
	General Obligation — 0.8%
1,500	Lakota Local School District, Series A, GO, NATL-RE, 5.25%, 12/01/2025	1,798

	Housing — 0.6%
1,345	Ohio Housing Finance Agency Residential Mortgage, Mortgage-Backed Securities Program, Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 03/01/2047	1,413

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
20	Ohio Housing Finance Agency, Single Family Mortgage, Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/01/2028	20

		1,433

	Industrial Development Revenue/Pollution Control Revenue — 0.9%
1,615	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Series B, Rev., 5.00%, 12/01/2029	1,888

	Total Ohio	5,119

	Oklahoma — 0.4%
	Housing — 0.4%
465	Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.40%, 10/01/2038	477
280	Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program, Series A, Rev., GNMA COLL, 4.38%, 09/01/2027	288

		765

	Other Revenue — 0.0% (g)
28	IDK Partners III Trust, Mortgage Pass-Through Certificates, Class A, Rev., 5.10%, 08/01/2023 (bb)	28

	Total Oklahoma	793

	Oregon — 0.4%
	Housing — 0.4%
785	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series B, Rev., AMT, 5.00%, 07/01/2030	819

	Pennsylvania — 4.6%
	Housing — 1.1%
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
1,750	Series 121, Rev., 3.50%, 10/01/2046	1,814
530	Series 122, Rev., 4.00%, 10/01/2046	559

		2,373

	Industrial Development Revenue/Pollution Control Revenue — 2.2%
	Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project,
2,020	Rev., 5.00%, 12/01/2023	2,252

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — continued
1,550	Rev., AGM, 5.00%, 12/01/2026	1,778
680	Rev., AGM, 5.00%, 12/01/2027	780

		4,810

	Other Revenue — 1.0%
2,000	Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative, Rev., 5.00%, 04/15/2019	2,070

	Transportation — 0.3%
600	Allegheny County Airport Authority, Pittsburgh International Airport, Series A-1, Rev., AMT, 5.00%, 01/01/2026	651

	Total Pennsylvania	9,904

	Rhode Island — 2.2%
	Housing — 0.9%
2,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Series 1-A, Rev., 1.70%, 10/01/2019 (z)	1,987

	Transportation — 1.3%
2,600	Rhode Island Economic Development Corp., Series B, Rev., 5.00%, 07/01/2022	2,879

	Total Rhode Island	4,866

	South Carolina — 1.3%
	Housing — 0.7%
	South Carolina State Housing Finance & Development Authority,
215	Series 1, Rev., GNMA COLL, 5.00%, 01/01/2028	219
390	Series A, Rev., 4.00%, 01/01/2047	414
895	Series B, Rev., FHA, 4.00%, 07/01/2047	950

		1,583

	Other Revenue — 0.6%
1,000	Town of Hilton Head Island, Beach Preservation Fee Pledge, Rev., 5.00%, 08/01/2026	1,163

	Total South Carolina	2,746

	South Dakota — 1.0%
	Housing — 1.0%
2,040	South Dakota Housing Development Authority, Homeownership Mortgage, Series D, Rev., 4.00%, 11/01/2045	2,172

	Tennessee — 1.1%
	Housing — 1.1%
225	Tennessee Housing Development Agency, Housing Finance Program, Series A-1, Rev., 5.00%, 01/01/2027	227

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
	Tennessee Housing Development Agency, Residential Finance Program,
1,865	Rev., 3.50%, 01/01/2048	1,948
265	Series 2B, Rev., 4.00%, 07/01/2043	274

	Total Tennessee	2,449

	Texas — 5.2%
	General Obligation — 1.3%
2,000	Socorro Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/15/2024	2,325
450	State of Texas, Water Financial Assistance, Series D, GO, 5.00%, 05/15/2033	515

		2,840

	Hospital — 0.4%
	Irving Hospital Authority, Baylor Scott and White Medical Center,
250	Rev., 5.00%, 10/15/2026	282
500	Rev., 5.00%, 10/15/2027	561

		843

	Housing — 0.7%
1,040	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., 5.95%, 11/01/2023 (z)	1,041
460	Texas Department of Housing & Community Affairs, Residential Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 07/01/2029	474

		1,515

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
900	Harris County Industrial Development Corp., Solid Waste Disposal, Deer Park Refining Limited Partnership Project, Rev., 4.70%, 05/01/2018	904

	Other Revenue — 0.5%
1,000	Central Texas Regional Mobility Authority, Rev., 5.00%, 01/01/2046	1,094

	Transportation — 1.5%
2,800	Dallas Area Rapid Transit, Senior Lien, Series A, Rev., 5.00%, 12/01/2032	3,221

	Water & Sewer — 0.4%
665	City of Austin, Water & Wastewater System, Rev., 5.00%, 11/15/2027	791

	Total Texas	11,208

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utah — 4.0%
	Housing — 2.5%
1,650	Utah Housing Corp., Single Family Mortgage, Series D, Rev., FHA, 4.00%, 01/01/2045	1,748
3,245	Utah State Board of Regents, Student Fee & Housing System, Rev., NATL-RE, 5.25%, 04/01/2023	3,712

		5,460

	Other Revenue — 0.6%
970	Utah Transit Authority, Sales Tax, Series C, Rev., AGM, 5.25%, 06/15/2029	1,189

	Utility — 0.9%
1,700	Utah Associated Municipal Power System, Horse Butte Wind Project, Series B, Rev., 5.00%, 09/01/2033	1,956

	Total Utah	8,605

	Vermont — 3.3%
	Education — 2.3%
	Vermont Student Assistance Corp., Education Loan,
1,000	Series A, Rev., AMT, 5.00%, 06/15/2023	1,097
1,400	Series A, Rev., AMT, 5.00%, 06/15/2024	1,551
2,150	Series A, Rev., AMT, 5.00%, 06/15/2025	2,388

		5,036

	Housing — 1.0%
	Vermont Housing Finance Agency, Multiple Purpose,
1,735	Series B, Rev., AMT, 3.75%, 11/01/2045	1,799
250	Series B, Rev., AMT, 4.13%, 11/01/2042	254

		2,053

	Total Vermont	7,089

	Washington — 3.1%
	Hospital — 1.5%
1,850	Washington Health Care Facilities Authority, Multicare Health System, Series B, Rev., 5.00%, 08/15/2035	2,096
1,125	Washington Health Care Facilities Authority, Virginia Mason Medical Center, Rev., 5.00%, 08/15/2026	1,274

		3,370

	Housing — 1.6%
	Washington Housing Finance Commission, Single-Family Program,
435	Series 2A-R, Rev., AMT, 3.50%, 12/01/2046	449

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
2,850	Series 2N, Rev., GNMA/FNMA/FHLMC, 3.50%, 06/01/2047	2,970

		3,419

	Total Washington	6,789

	West Virginia — 1.4%
	Other Revenue — 1.4%
2,690	West Virginia Economic Development Authority, Lease, Correctional Juvenile & Public Safety Facilities, Series A, Rev., 5.00%, 06/01/2029	2,982

	Wisconsin — 2.5%
	Education — 2.5%
	Wisconsin Health & Educational Facilities Authority, Agnesian Healthcare, Inc.,
250	Rev., 5.00%, 07/01/2024	283
250	Rev., 5.00%, 07/01/2025	285
	Wisconsin Health & Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.,
520	Rev., 5.00%, 09/01/2022	568
550	Rev., 5.00%, 09/01/2023	606
580	Rev., 5.00%, 09/01/2024	643
235	Rev., 5.00%, 09/01/2025	262
385	Rev., 5.00%, 09/01/2026	430
785	Rev., 5.00%, 09/01/2027	880

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
	Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc.,
400	Series C, Rev., 5.00%, 02/15/2027	458
575	Series C, Rev., 5.00%, 02/15/2028	655
375	Series C, Rev., 5.00%, 02/15/2029	425

	Total Wisconsin	5,495

	Total Municipal Bonds (Cost $208,385)	210,447

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
4,335	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.25% (b) (l) (Cost $4,335)	4,335

	Total Investments — 98.8% (Cost $212,720)	214,782
	Other Assets in Excess of Liabilities — 1.2%	2,513

	NET ASSETS — 100.0%	$217,295

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligation — 0.1%
238	FNMA REMIC, Series 2002-36, Class FS, 2.12%, 06/25/2032 (z) (Cost $238)	241

Municipal Bonds — 98.5% (t)
	Alabama — 0.5%
	Other Revenue — 0.0% (g)
500	Montgomery County Public Building Authority, Revenue Refunding Warrants, Facilities Project, Rev., 5.00%, 03/01/2023	565

	Utility — 0.5%
7,675	The Black Belt Energy Gas District Gas Supply, Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 06/01/2021 (z)	8,108

	Total Alabama	8,673

	Alaska — 0.5%
	General Obligation — 0.5%
7,220	Borough of North Slope, Series A, GO, 5.00%, 06/30/2021	7,736

	Utility — 0.0% (g)
500	City of Anchorage, Electric Utilities, Senior Lien, Series A, Rev., 5.00%, 12/01/2023	573

	Total Alaska	8,309

	Arizona — 1.6%
	Certificate of Participation/Lease — 0.0% (g)
500	Arizona School Facilities Board, Series A-1, COP, 5.00%, 09/01/2019	526

	General Obligation — 0.2%
2,550	City of Scottsdale, GO, 5.00%, 07/01/2022	2,876

	Hospital — 0.2%
3,540	Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals, Series A, Rev., 5.00%, 12/01/2025	4,047

	Industrial Development Revenue/Pollution Control Revenue — 1.1%
	Maricopa County Industrial Development Authority, Banner Health,
7,370	Series B, Rev., 5.00%, 10/18/2022 (z)	8,292
9,000	Series C, Rev., 5.00%, 10/18/2024 (z)	10,398

		18,690

	Other Revenue — 0.0% (g)
	Town of Marana, Excise Tax,
75	Series B, Rev., 4.00%, 07/01/2020	79
100	Series B, Rev., 5.00%, 07/01/2021	109

		188

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.1%
1,000	Maricopa County, Regional Public Transportation Authority, Excise Tax Revenue, Public Transportation Fund, Rev., 5.25%, 07/01/2018	1,013

	Water & Sewer — 0.0% (g)
1,000	Pima County, Sewer System, Rev., 5.00%, 07/01/2018	1,012

	Total Arizona	28,352

	Arkansas — 0.3%
	Education — 0.3%
	University of Arkansas, Uams Campus,
535	Rev., 5.00%, 03/01/2020	570
500	Rev., 5.00%, 03/01/2025	585
1,000	Rev., 5.00%, 03/01/2026	1,164
1,600	University of Central Arkansas, Student Housing System, Series A, Rev., 5.00%, 11/01/2021	1,779

		4,098

	Other Revenue — 0.0% (g)
580	City of Little Rock, Hotel & Restaurant, Rev., 5.00%, 07/01/2020	621

	Total Arkansas	4,719

	California — 27.2%
	Certificate of Participation/Lease — 0.1%
	City of Chula Vista, Police Facility Project,
360	COP, 5.00%, 10/01/2021	401
465	COP, 5.00%, 10/01/2022	527
1,000	COP, 5.00%, 10/01/2023	1,153
140	Goleta Water District, Series A, COP, AGM, 5.00%, 12/01/2020	152

		2,233

	Education — 0.9%
1,675	California Educational Facilities Authority, Claremont McKenna College, Series A, Rev., 4.00%, 01/01/2024	1,862
11,505	Regents of the University of California, Series AK, Rev., 5.00%, 05/15/2023 (z)	13,255

		15,117

	General Obligation — 8.6%
1,050	Allan Hancock Joint Community College District, GO, 5.00%, 08/01/2022	1,193
5,310	City & County of San Francisco, Series A, GO, 5.00%, 06/15/2025	5,968
5,000	County of Los Angeles, Community College District, Series C, GO, 5.00%, 06/01/2026	6,012

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	County of Sacramento, San Juan Unified School District, Election of 2002,
860	GO, 5.00%, 08/01/2019	903
775	GO, 5.00%, 08/01/2020	837
1,000	County of Santa Clara, Moreland School District, GO, 5.00%, 08/01/2021	1,106
350	County of Santa Clara, San Jose Unified School District, GO, 5.00%, 08/01/2023	405
	Grossmont Healthcare District,
1,225	Series D, GO, 5.00%, 07/15/2026	1,440
1,285	Series D, GO, 5.00%, 07/15/2027	1,506
1,000	Grossmont Healthcare District, Election of 2006, Series C, GO, 5.00%, 07/15/2026	1,176
1,000	Los Angeles Community College District, Election of 2008, Series J, GO, 5.00%, 08/01/2028	1,209
11,535	Los Angeles Unified School District, Series C, GO, 5.00%, 07/01/2021	12,780
300	Moulton-Niguel Water District Consolidated, GO, 5.00%, 09/01/2018	306
	Novato Unified School District,
535	GO, 4.00%, 02/01/2022	580
685	GO, 5.00%, 02/01/2023	783
870	GO, 5.00%, 02/01/2024	1,011
1,500	GO, 5.00%, 08/01/2025	1,747
1,800	GO, 5.00%, 08/01/2026	2,087
1,200	Oak Grove School District, GO, 5.00%, 08/01/2023	1,383
1,770	Placentia-Yorba Linda Unified School District, GO, 5.00%, 08/01/2025	2,106
2,000	Salinas Union High School District, GO, BAN, Zero Coupon, 08/01/2020	1,906
6,310	San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax, Series R-3, GO, 5.00%, 07/01/2019	6,619
550	San Diego Unified School District, Election of 2012, Series F, GO, 5.00%, 07/01/2029	645
	San Francisco Bay Area Rapid Transit District, Election of 2004,
2,735	Series D, GO, 3.00%, 08/01/2022	2,879
1,500	Series D, GO, 5.00%, 08/01/2027	1,772
1,685	Series D, GO, 5.00%, 08/01/2028	1,985
	San Francisco Unified School District,
30	Series A, GO, 4.00%, 08/01/2022	33
50	Series B, GO, 5.00%, 08/01/2026	60
5,190	San Francisco Unified School District, Proposition A, Election of 2011, Series B, GO, 5.00%, 06/15/2024	5,840

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	San Mateo County Community College District,
700	GO, 5.00%, 09/01/2025	822
1,095	GO, 5.00%, 09/01/2026	1,281
	Southwestern Community College District,
270	Series A, GO, 4.00%, 08/01/2031	290
250	Series A, GO, 4.00%, 08/01/2032	266
300	Series A, GO, 4.00%, 08/01/2033	317
	State of California, Various Purpose,
4,000	GO, 4.00%, 08/01/2028	4,403
4,180	GO, 4.00%, 08/01/2029	4,562
10,000	GO, 4.00%, 08/01/2030	10,803
3,560	GO, 5.00%, 11/01/2023	4,117
13,210	GO, 5.00%, 03/01/2026	15,454
4,900	GO, 5.00%, 09/01/2026	5,850
2,000	GO, 5.00%, 09/01/2027	2,208
2,500	GO, 5.00%, 09/01/2028	2,759
10,000	GO, 5.00%, 08/01/2029	11,732
2,810	Series B, GO, 5.00%, 09/01/2023	3,241
1,000	Vacaville Unified School District, Election of 2014, Series B, GO, 4.00%, 08/01/2019	1,037
10,495	Whittier Union School District, GO, 5.00%, 08/01/2023	12,169

		147,588

	Hospital — 3.2%
1,850	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Rev., 5.00%, 11/15/2025	2,196
	California Health Facilities Financing Authority, Kaiser Permanente,
5,000	Series C, Rev., 5.00%, 11/01/2022 (z)	5,681
17,420	Series D, Rev., 5.00%, 11/01/2022 (z)	19,798
2,500	Subseries A-1, Rev., 5.00%, 11/01/2027	3,047
	California Health Facilities Financing Authority, Providence Health & Services,
750	Series A, Rev., 5.00%, 10/01/2021	833
1,500	Series A, Rev., 5.00%, 10/01/2022	1,696
	California Health Facilities Financing Authority, St. Joseph Health System,
5,000	Series C, Rev., 5.00%, 10/15/2019 (z)	5,278
12,870	Series D, Rev., 5.00%, 10/15/2020 (z)	13,961
	California Municipal Finance Authority, NorthBay Healthcare Group,
500	Series A, Rev., 5.00%, 11/01/2023	551
800	Series A, Rev., 5.00%, 11/01/2024	888
745	Series A, Rev., 5.00%, 11/01/2025	832

		54,761

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — 0.4%
1,725	Anaheim Housing & Public Improvements Authority, Electric Utility Distribution System, Series 2016-A, Rev., 5.00%, 10/01/2032	1,863
4,750	California Statewide Communities Development Authority, LA Puente Park Apartments, Series F, Rev., 1.20%, 10/01/2018 (z)	4,740

		6,603

	Other Revenue — 4.1%
	Alameda County Transport Authority, Sales Tax,
5,000	Rev., 4.00%, 03/01/2019	5,136
5,000	Rev., 4.00%, 03/01/2022	5,424
1,240	Rev., 5.00%, 03/01/2020	1,326
	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust,
10,800	Series A-1, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.28%, 12.00% Cap), 1.37%, 03/08/2018 (aa)	10,792
8,000	Series A-3, Rev., (ICE LIBOR USD 3 Month + 0.37%, 8.00% Cap), 1.61%, 04/02/2018 (aa)	8,056
7,000	Series A-4, Rev., (ICE LIBOR USD 3 Month + 0.37%, 8.00% Cap), 1.61%, 04/02/2018 (aa)	7,099
	California Municipal Finance Authority, Biola University,
205	Rev., 4.00%, 10/01/2019	213
370	Rev., 5.00%, 10/01/2021	409
4,500	California State Public Works Board, Department of General Services, Series F, Rev., 5.00%, 05/01/2021	4,951
	Contra Costa County Transportation Authority, Sales Tax,
3,420	Series A, Rev., 4.00%, 03/01/2023	3,769
3,830	Series A, Rev., 4.00%, 03/01/2025	4,302
2,420	Series A, Rev., 5.00%, 03/01/2023	2,782
2,000	Series A, Rev., 5.00%, 03/01/2024	2,342
1,000	Series B, Rev., 4.00%, 03/01/2018	1,000
1,600	Series B, Rev., 5.00%, 03/01/2018	1,600
1,750	Series B, Rev., 5.00%, 03/01/2019	1,815
1,000	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A, Rev., 5.00%, 06/01/2021	1,099
	Riverside Community Properties Development, Inc., Riverside County Law Building Project,
640	Rev., 5.00%, 10/15/2018 (p)	654
780	Rev., 5.00%, 10/15/2019 (p)	822

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
	San Diego County Regional Transportation Commission, Sales Tax,
250	Series A, Rev., 5.00%, 04/01/2021	275
100	Series A, Rev., 5.00%, 04/01/2022	113
	San Francisco Bay Area Rapid Transit District, Sales Tax,
525	Series A, Rev., 5.00%, 07/01/2024	617
905	Series A, Rev., 5.00%, 07/01/2025	1,078
1,700	San Francisco State Building Authority & Oakland State Building Authority, Elihu M. Harris State Office Building, Series A, Rev., 5.00%, 12/01/2022	1,926
1,225	Santa Clara County Financing Authority, Capital Projects, Series A, Rev., 5.00%, 02/01/2019	1,266
1,000	Sonoma County Transportation Authority, Sales Tax, Rev., 5.00%, 12/01/2024	1,180

		70,046

	Prerefunded — 0.3%
1,275	Anaheim Housing & Public Improvements Authority, Electric Utility Distribution System, Series 2016-A, Rev., 5.00%, 10/01/2021 (p)	1,421
1,160	California State Public Works Board, California State University, Series E, Rev., 5.00%, 04/01/2019 (p)	1,205
2,820	California State Public Works Board, California State University, Davidson Library at Santa Barbara, Series C, Rev., 5.00%, 03/01/2023 (p)	3,234

		5,860

	Transportation — 3.9%
	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area,
7,550	Series C, Rev., 1.88%, 04/01/2019 (z)	7,576
9,000	Series G, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.60%, 12.00% Cap), 1.69%, 03/08/2018 (aa)	9,156
20,000	Series S-7, Rev., 4.00%, 04/01/2029	22,211
	City of Los Angeles Department of Airports,
1,590	Series A, Rev., AMT, 5.00%, 05/15/2021	1,742
315	Series B, Rev., 4.00%, 05/15/2023	345
365	Series B, Rev., 4.00%, 05/15/2024	403
1,015	Series C, Rev., 4.00%, 05/15/2018	1,021
1,000	Series C, Rev., 5.00%, 05/15/2019	1,044
750	Series C, Rev., 5.00%, 05/15/2022	845
700	Series C, Rev., 5.00%, 05/15/2024	815

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — continued
3,380	Series D, Rev., AMT, 5.00%, 05/15/2022	3,776
2,700	Series D, Rev., AMT, 5.00%, 05/15/2027	3,087
1,950	Series D, Rev., AMT, 5.00%, 05/15/2028	2,222
2,550	Series D, Rev., AMT, 5.00%, 05/15/2029	2,896
9,665	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.00%, 07/01/2019	10,135

		67,274

	Utility — 1.5%
3,500	California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Series E, Rev., 1.75%, 06/01/2022 (z)	3,389
10,000	City of Los Angeles Department of Water & Power, Power System, Series B, Rev., 5.00%, 12/01/2018	10,256
100	City of Los Angeles, Department of Water & Power, Water System, Series A, Rev., 5.00%, 07/01/2025	118
	Sacramento Municipal Utility District, Electric,
2,740	Series E, Rev., 5.00%, 08/15/2022	3,116
105	Series E, Rev., 5.00%, 08/15/2027	128
7,000	Southern California Public Power Authority, Magnolia Power Project, Series 1, Rev., 2.00%, 07/01/2020 (z)	7,068
1,000	Southern California, Public Power Authority Canyon Power Project, Series A, Rev., 5.00%, 07/01/2026	1,104
400	Walnut Energy Center Authority, Series A, Rev., 5.00%, 01/01/2023	457

		25,636

	Water & Sewer — 4.2%
250	Burlingame Financing Authority Water & Wastewater, Rev., 4.00%, 04/01/2020	263
10,000	California State Department of Water Resources, Central Valley Project Water System, Series AU, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.22%, 8.00% Cap), 1.31%, 03/08/2018 (aa)	10,095
15,000	California State Department of Water Resources, Power Supply, Series L, Rev., 5.00%, 05/01/2019	15,646
	City of Los Angeles Wastewater System Subordinate,
1,500	Series A, Rev., 5.00%, 06/01/2018	1,514
1,250	Series A, Rev., 5.00%, 06/01/2019	1,307
2,750	Series A, Rev., 5.00%, 06/01/2022	3,110

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
400	County of San Mateo, Silicon Valley Clean Water, Rev., 4.00%, 02/01/2019	410
	East Bay Municipal Utility District, Wastewater System,
3,000	Series A, Rev., 5.00%, 06/01/2020	3,234
2,330	Series B, Rev., 5.00%, 06/01/2019	2,438
	Eastern Municipal Water District, Water & Wastewater,
2,530	Series C, Rev., 5.00%, 07/01/2021	2,806
1,700	Series C, Rev., 5.00%, 07/01/2022	1,930
	Metropolitan Water District of Southern California,
4,000	Series A, Rev., 5.00%, 07/01/2018	4,050
8,000	Series A, Rev., 5.00%, 07/01/2019	8,390
5,000	Series C, Rev., 5.00%, 07/01/2018	5,063
6,105	Series C-1, Rev., 3.00%, 10/01/2019 (z)	6,238
5,000	Orange County Sanitation District, Wastewater, Series A, Rev., 5.00%, 02/01/2030	5,979

		72,473

	Total California	467,591

	Colorado — 1.7%
	Certificate of Participation/Lease — 0.4%
	City of Aurora,
125	COP, 3.00%, 12/01/2020	129
375	COP, 4.00%, 12/01/2022	406
375	COP, 5.00%, 12/01/2030	434
	City of Longmont,
100	Series A, COP, 5.00%, 12/01/2021	111
100	Series A, COP, 5.00%, 12/01/2022	113
100	Series A, COP, 5.00%, 12/01/2024	114
	County of Boulder, Flood Reconstruction Projects,
720	COP, 5.00%, 12/01/2022	781
500	COP, 5.00%, 12/01/2023	542
500	COP, 5.00%, 12/01/2025	543
	County of Eagle,
500	COP, 3.00%, 12/01/2018	506
200	COP, 5.00%, 12/01/2022	225
	State of Colorado Department of Transportation, Headquarters Facilities Lease Purchase Agreement,
250	COP, 3.00%, 06/15/2020	258
1,000	COP, 3.00%, 06/15/2021	1,039
450	COP, 5.00%, 06/15/2023	514
615	COP, 5.00%, 06/15/2025	719

		6,434

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Education — 0.3%
650	Board of Governors of the University of Colorado, Enterprise System, Series B, Rev., 5.00%, 03/01/2029	756
1,080	University of Colorado, Enterprise System, Series A-2, Rev., 5.00%, 06/01/2022	1,216
3,150	University of Colorado, University Enterprise, Series A, Rev., 5.00%, 06/01/2022	3,548

		5,520

	General Obligation — 0.1%
	Counties of Gunnison, Watershed School District No. 1,
300	GO, 4.00%, 12/01/2022	327
500	GO, 5.00%, 12/01/2026	579

		906

	Hospital — 0.2%
675	Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project, Rev., 5.00%, 09/01/2027	786
2,620	University of Colorado Hospital Authority, Series C-1, Rev., 4.00%, 03/01/2020 (z)	2,706

		3,492

	Housing — 0.3%
5,000	Adams County Colorado Housing Authority Multifamily Housing, Baker School Apartment Project, Rev., 1.50%, 11/01/2019 (z)	4,982

	Other Revenue — 0.1%
	Denver Convention Center Hotel Authority,
375	Rev., 4.00%, 12/01/2019	385
500	Rev., 4.00%, 12/01/2020	520

		905

	Prerefunded — 0.2%
3,700	Regional Transportation District,
	Series A, COP, 5.00%, 06/01/2020 (p)	3,969

	Transportation — 0.1%
2,500	E-470 Public Highway Authority, Senior LIBOR Index, Series A, Rev., (ICE LIBOR USD 1 Month + 0.90%, 10.00% Cap), 1.99%, 03/08/2018 (aa)	2,517

	Total Colorado	28,725

	Connecticut — 3.5%
	Education — 2.0%
	Connecticut State Health and Educational Facility Authority, Sacred Heart University,
400	Series I-1, Rev., 5.00%, 07/01/2030	459
400	Series I-1, Rev., 5.00%, 07/01/2031	457

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
15,000	State of Connecticut, Health & Educational Facilities Authority, Hartford Healthcare Issue, Series G, Rev., (ICE LIBOR USD 1 Month + 0.95%, 12.00% Cap), 2.02%, 04/02/2018 (aa)	15,151
18,775	State of Connecticut, Health & Educational Facility Authority, Series B, Rev., (ICE LIBOR USD 1 Month + 0.55%, 12.00% Cap), 1.61%, 04/02/2018 (aa)	18,804

		34,871

	General Obligation — 1.5%
23,000	Hartford County, Connecticut Metropolitan District, Series B, GO, BAN, 3.00%, 08/01/2018	23,102
1,500	State of Connecticut, SIFMA Index, Series B, GO, (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.49%, 10.00% Cap), 1.58%, 03/08/2018 (aa)	1,502

		24,604

	Total Connecticut	59,475

	Delaware — 0.0% (g)
	General Obligation — 0.0% (g)
120	State of Delaware, GO, 5.00%, 07/01/2019	126

	District of Columbia — 0.6%
	Hospital — 0.2%
	District of Columbia Children’s Hospital,
1,100	Rev., 5.00%, 07/15/2020	1,182
500	Rev., 5.00%, 07/15/2021	550
850	Rev., 5.00%, 07/15/2022	954

		2,686

	Transportation — 0.4%
1,475	Metropolitan Washington Airports Authority, Airport System, Series C, Rev., 5.00%, 10/01/2021	1,633
5,060	Washington Metropolitan Area Transit Authority, Gross Revenue Transit Bonds, Series B, Rev., 5.00%, 07/01/2029	5,984

		7,617

	Total District of Columbia	10,303

	Florida — 1.4%
	Certificate of Participation/Lease — 0.2%
750	School Board of Duval County, Series B, COP, 5.00%, 07/01/2021	824
	Seminole County School Board,
295	Series A, COP, 4.00%, 07/01/2018	297

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Certificate of Participation/Lease — continued
200	Series A, COP, 5.00%, 07/01/2019	209
210	Series A, COP, 5.00%, 07/01/2020	225
1,500	St. Johns County School Board, Master Lease Program, COP, 5.00%, 07/01/2019	1,568

		3,123

	Education — 0.4%
1,660	Board of Governors of the University of Florida, Student Activity, Rev., 5.00%, 07/01/2020	1,785
3,980	Florida State Board of Education, Lottery, Series A, Rev., 4.00%, 07/01/2027	4,256

		6,041

	General Obligation — 0.1%
1,000	Reedy Creek Improvement District, Series B, GO, 4.00%, 06/01/2019	1,031

	Transportation — 0.1%
	Miami-Dade County Expressway Authority, Toll System,
1,550	Series A, Rev., 5.00%, 07/01/2020	1,664
625	Series A, Rev., 5.00%, 07/01/2022	700

		2,364

	Utility — 0.6%
8,500	JEA Electric System, Series 2017B, Rev., 5.00%, 10/01/2025	9,929

	Water & Sewer — 0.0% (g)
675	City of Miami Beach, Water and Sewer, Rev., 5.00%, 09/01/2025	788

	Total Florida	23,276

	Georgia — 2.9%
	General Obligation — 1.2%
1,000	City of Atlanta, Series A, GO, 4.00%, 12/01/2019	1,043
	Douglas County, Sales Tax,
500	GO, 5.00%, 04/01/2018	502
1,120	GO, 5.00%, 04/01/2019	1,162
	State of Georgia,
6,750	Series E, GO, 5.00%, 12/01/2025	8,030
1,250	Series I, GO, 5.00%, 07/01/2019	1,308
8,165	Series I, GO, 5.00%, 07/01/2021	9,016

		21,061

	Housing — 0.1%
	Gwinnett County Development Authority, Gwinnett College Student Housing Project,
725	Series A, Rev., 5.00%, 07/01/2025	839

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
700	Series A, Rev., 5.00%, 07/01/2026	816

		1,655

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
4,000	Monroe County Development Authority, Pollution Control, Gulf Power Company Plant, Scherer Project, Rev., 2.00%, 06/21/2018 (z)	4,002

	Other Revenue — 0.8%
	Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien,
1,000	Series A-1, Rev., 5.00%, 07/01/2027	1,140
1,000	Series A-1, Rev., 5.00%, 07/01/2028	1,136
	Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project,
1,000	Series 2017, Rev., 4.00%, 07/01/2032	1,046
325	Series 2017, Rev., 5.00%, 07/01/2023	368
420	Series 2017, Rev., 5.00%, 07/01/2024	482
250	Series 2017, Rev., 5.00%, 07/01/2025	290
275	Series 2017, Rev., 5.00%, 07/01/2026	321
300	Series 2017, Rev., 5.00%, 07/01/2027	352
375	Series 2017, Rev., 5.00%, 07/01/2028	438
575	Series 2017, Rev., 5.00%, 07/01/2029	669
1,200	Series 2017, Rev., 5.00%, 07/01/2030	1,391
5,000	Fulton County Development Authority, Technology Athletic Association Project, Series A, Rev., 5.00%, 10/01/2022	5,560

		13,193

	Utility — 0.4%
	City of Dalton, Board of Water Light & Sinking Fund Commissioners,
500	Rev., 5.00%, 03/01/2025	581
500	Rev., 5.00%, 03/01/2026	585
2,080	Rev., 5.00%, 03/01/2030	2,417
2,000	Rev., 5.00%, 03/01/2031	2,312
1,095	Rev., 5.00%, 03/01/2032	1,262

		7,157

	Water & Sewer — 0.2%
3,000	City of Atlanta, Water & Wastewater, Revenue Refunding, Series A-1, Rev., (ICE LIBOR USD 1 Month + 1.50%, 10.00% Cap), 2.57%, 03/08/2018 (aa)	3,029

	Total Georgia	50,097

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Guam — 0.0% (g)
	Other Revenue — 0.0% (g)
750	Government of Guam, Limited Obligation Section 30, (Guam), Series A, Rev., 5.00%, 12/01/2018	766

	Hawaii — 1.2%
	General Obligation — 1.2%
2,200	City & County of Honolulu, Rail Transit Project, GO, (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.30%, 8.00% Cap), 1.39%, 03/08/2018 (aa)	2,209
	State of Hawaii,
10,160	Series DY, GO, 5.00%, 02/01/2020	10,805
7,640	Series EF, GO, 5.00%, 11/01/2021	8,483

	Total Hawaii	21,497

	Illinois — 4.0%
	Education — 0.3%
5,000	Illinois Educational Facilities Authority, University of Chicago, Series B-2, Rev., 1.55%, 02/13/2020 (z)	4,958
	Illinois Finance Authority, DePaul University,
200	Rev., 5.00%, 10/01/2023	226
300	Rev., 5.00%, 10/01/2025	346
250	Rev., 5.00%, 10/01/2028	288

		5,818

	General Obligation — 1.8%
5,000	City of Chicago, Series C, GO, 5.00%, 01/01/2022	5,348
5	Cook County Township High School District No. 225, Series A, GO, 5.00%, 12/01/2023	6
335	County of DuPage, Courthouse Project, GO, 5.00%, 01/01/2024	382
3,065	County of Winnebago, Public Safety, Series A, GO, 4.00%, 12/30/2019	3,182
2,800	DuPage County Forest Preserve District, GO, 5.00%, 01/01/2021	3,023
355	Kane & DeKalb Counties Community Unit School District No. 301, GO, 5.00%, 01/01/2027	413
2,000	Lake & McHenry Counties Community Unit School District No. 118, GO, 5.00%, 01/01/2024	2,257
	Lincoln Land Community College District No. 526,
440	GO, 4.00%, 12/15/2022	469
305	GO, 5.00%, 12/15/2021	338
300	McHenry County, Woodstock Community Unit School District No. 200, GO, 5.00%, 01/15/2021	325

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
15,000	State of Illinois, Series D, GO, 5.00%, 11/01/2020	15,579

		31,322

	Hospital — 1.0%
6,000	Illinois Finance Authority, Advocate Health Care, Series A-1, Rev., 5.00%, 01/15/2020 (z)	6,353
1,500	Illinois Finance Authority, Ann & Robert H. Lurie Children’s Hospital, Rev., 5.00%, 08/15/2027	1,761
3,750	Illinois Finance Authority, Ascension Health Alliance Senior Credit Group, Series E-2, Rev., 1.75%, 04/01/2021 (z)	3,707
2,500	Illinois Finance Authority, Edward-Elmhurst Healthcare, Series A, Rev., 5.00%, 01/01/2030	2,843
	Illinois Finance Authority, Silver Cross Hospital & Medical Centers,
150	Series C, Rev., 5.00%, 08/15/2021	161
500	Series C, Rev., 5.00%, 08/15/2022	544
2,000	Southwestern Illinois Development Authority, Hospital Sisters Services, Inc. Obligated Group, Series A, Rev., 5.00%, 02/15/2027	2,331

		17,700

	Other Revenue — 0.6%
	Arlington Heights Park District,
1,070	Series B, Rev., 4.00%, 12/01/2027	1,156
1,135	Series B, Rev., 4.00%, 12/01/2028	1,221
1,550	Illinois Finance Authority, Ann & Robert H. Lurie Children’s Hospital, Rev., 5.00%, 08/15/2026	1,809
2,515	Illinois Finance Authority, Clean Water Initiative, Rev., 5.00%, 01/01/2019	2,587
2,745	State of Illinois, Junior Obligation, Rev., 5.00%, 06/15/2018	2,771

		9,544

	Transportation — 0.3%
	City of Chicago, Chicago Midway Airport Second Lien Revenue Refunding,
1,460	Series A, Rev., AMT, 5.00%, 01/01/2020	1,541
2,580	Series A, Rev., AMT, 5.00%, 01/01/2021	2,780
500	Series B, Rev., 5.00%, 01/01/2020	529

		4,850

	Total Illinois	69,234

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Indiana — 0.7%
	Education — 0.2%
265	County of Elkhart, GCS School Building Corp. One, First Mortgage Refunding & Improvement, Rev., 5.00%, 07/15/2018	269
1,170	Indiana Finance Authority, Educational Facilities, Indianapolis Museum of Art, Inc. Project, Series B, Rev., 5.00%, 02/01/2019	1,203
	New Albany Floyd County School Building Corp.,
700	Rev., 5.00%, 07/15/2021	771
835	Rev., 5.00%, 07/15/2022	938

		3,181

	Other Revenue — 0.4%
1,000	Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project, Rev., 5.00%, 08/01/2023	1,132
5,500	Indiana State Finance Authority State Revolving Fund Program Refunding, Series B, Rev., 5.00%, 02/01/2019	5,680
750	Indiana State Office Building Commission, Indiana State Museum Facility, Series C, Rev., NATL-RE, 5.25%, 07/01/2019 (p)	786

		7,598

	Utility — 0.1%
1,250	Indiana Municipal Power Agency, Power Supply System, Series A, Rev., 5.00%, 01/01/2019	1,286

	Water & Sewer — 0.0% (g)
620	Evansville Local Public Improvement Bond Bank, Sewage Works Project, Series A, Rev., 5.00%, 07/01/2019	648

	Total Indiana	12,713

	Kansas — 0.7%
	General Obligation — 0.5%
200	Butler County, Unified School District No. 375, GO, 4.00%, 09/01/2024	212
625	Johnson County Unified School District No. 233, Series B, GO, 4.00%, 09/01/2025	686
	Seward County Unified School District No. 480,
1,140	Series B, GO, 5.00%, 09/01/2023	1,294
1,400	Series B, GO, 5.00%, 09/01/2024	1,609
1,750	Series B, GO, 5.00%, 09/01/2025	2,029
2,500	Series B, GO, 5.00%, 09/01/2027	2,868

		8,698

	Hospital — 0.0% (g)
275	University of Kansas Hospital Authority, Health System, Series A, Rev., 5.00%, 03/01/2024	314

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.2%
2,200	City of Wichita, Water & Sewer Utility, Series A, Rev., 5.00%, 10/01/2022	2,481

	Total Kansas	11,493

	Kentucky — 0.5%
	Education — 0.5%
6,980	University of Kentucky, Series D, Rev., 5.00%, 10/01/2021	7,745

	Prerefunded — 0.0% (g)
250	Carter County Kentucky School District Finance Corp., Rev., 4.50%, 02/01/2021 (p)	269

	Transportation — 0.0% (g)
345	Louisville Regional Airport Authority, Airport System, Series B, Rev., 4.00%, 07/01/2018	348

	Total Kentucky	8,362

	Louisiana — 0.7%
	Hospital — 0.1%
	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project,
300	Rev., 3.00%, 05/15/2018	301
400	Rev., 5.00%, 05/15/2023	452
500	Rev., 5.00%, 05/15/2024	570
600	Rev., 5.00%, 05/15/2025	688

		2,011

	Other Revenue — 0.3%
2,350	Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 391 Project, Rev., 5.00%, 10/01/2021	2,587
	Louisiana Public Facilities Authority, Tulane University Project,
230	Rev., 5.00%, 12/15/2022	259
315	Rev., 5.00%, 12/15/2023	359
300	Rev., 5.00%, 12/15/2024	346
250	Rev., 5.00%, 12/15/2025	290
300	Rev., 5.00%, 12/15/2026	350
600	Rev., 5.00%, 12/15/2027	705
200	Rev., 5.00%, 12/15/2029	232
150	Rev., 5.00%, 12/15/2030	173
165	Rev., 5.00%, 12/15/2032	189

		5,490

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — 0.3%
4,580	East Baton Rouge Sewerage Commission, Series A, Rev., (ICE LIBOR USD 1 Month + 0.50%, 12.00% Cap), 1.60%, 04/02/2018 (aa)	4,589

	Total Louisiana	12,090

	Maryland — 2.3%
	General Obligation — 1.5%
2,000	County of Montgomery, Public Improvement, Series A, GO, 5.00%, 08/01/2019	2,100
12,795	State of Maryland, State & Local Facilities Loan of 2013, Second Series, Series A, GO, 5.00%, 08/01/2020	13,808
7,550	State of Maryland, State & Local Facilities Loan of 2017, First Series, Series A, GO, 5.00%, 03/15/2026	8,969

		24,877

	Other Revenue — 0.6%
	Maryland Stadium Authority, Construction & Revitalization Program,
2,100	Series 2018A, Rev., 5.00%, 05/01/2027	2,487
1,725	Series 2018A, Rev., 5.00%, 05/01/2028	2,056
5,245	Series 2018A, Rev., 5.00%, 05/01/2032	6,117

		10,660

	Prerefunded — 0.2%
3,000	State of Maryland, State & Local Facilities Loan of 2015, Series A, GO, 5.00%, 03/01/2023 (p)	3,416

	Total Maryland	38,953

	Massachusetts — 2.7%
	General Obligation — 0.9%
	City of Boston,
6,820	Series A, GO, 5.00%, 03/01/2022	7,645
7,360	Series A, GO, 5.00%, 03/01/2023	8,403

		16,048

	Hospital — 0.6%
10,000	Massachusetts Development Finance Agency, Partners Healthcare System Issue, Series 2017S, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.50%, 10.00% Cap), 1.59%, 03/08/2018 (aa)	10,068
450	Massachusetts Development Finance Agency, Umass Memorial Health Care Obligated Group, Series I, Rev., 5.00%, 07/01/2018	455
500	Massachusetts State Development Finance Agency, Lahey Health System, Series F, Rev., 5.00%, 08/15/2026	536

		11,059

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.2%
3,250	Massachusetts Development Finance Agency, Caregroup, Series H-1, Rev., 5.00%, 07/01/2019	3,394

	Prerefunded — 0.4%
7,515	Massachusetts Health & Educational Facilities Authority, Institute of Technology, Series O, Rev., 6.00%, 07/01/2018 (p)	7,630

	Transportation — 0.1%
1,135	Massachusetts Bay Transportation Authority, General Transportation System, Series A-2, Rev., VRDO, 1.10%, 03/08/2018 (z)	1,135

	Water & Sewer — 0.5%
6,775	Massachusetts Clean Water Trust, State Revolving Fund, Rev., 5.00%, 08/01/2025	8,019

	Total Massachusetts	47,285

	Michigan — 1.4%
	General Obligation — 0.3%
1,000	Kalamazoo Public Schools, GO, 5.00%, 05/01/2022	1,115
	Troy School District, School Building & Site,
875	GO, Q-SBLF, 4.00%, 05/01/2018	879
650	GO, Q-SBLF, 5.00%, 05/01/2019	678
500	GO, Q-SBLF, 5.00%, 05/01/2020	538
550	GO, Q-SBLF, 5.00%, 05/01/2021	607
500	GO, Q-SBLF, 5.00%, 05/01/2022	564

		4,381

	Hospital — 0.7%
	Michigan Finance Authority, Trinity Health Credit Group,
1,250	Series 2017A, Rev., 5.00%, 12/01/2023	1,428
1,500	Series 2017A, Rev., 5.00%, 12/01/2024	1,732
2,500	Series 2017A, Rev., 5.00%, 12/01/2025	2,910
2,250	Series 2017A, Rev., 5.00%, 12/01/2026	2,638
2,250	Michigan State Hospital Finance Authority, Ascension Health Credit Group, Series B-4, Rev., 5.00%, 11/15/2027	2,574

		11,282

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
2,600	Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project, Series CC, Rev., 1.45%, 09/01/2021 (z)	2,535

	Other Revenue — 0.3%
2,250	Michigan Finance Authority, Clean Water Revolving Fund, Rev., 5.00%, 10/01/2021	2,495

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
	Michigan Finance Authority, Local Government Loan Program,
1,290	Series B, Rev., 4.00%, 11/01/2018	1,311
675	Series B, Rev., 4.00%, 11/01/2019	700
455	Series B, Rev., 4.00%, 11/01/2020	480

		4,986

	Water & Sewer — 0.0% (g)
350	City of Grand Rapids, Sanitary Sewer System Improvement, Rev., 5.00%, 01/01/2022	390

	Total Michigan	23,574

	Minnesota — 0.3%
	Education — 0.1%
350	Minnesota Higher Education Facilities Authority, Series L, Rev., 4.00%, 04/01/2020	366
	Minnesota Higher Education Facilities Authority, Macalester College,
175	Rev., 4.00%, 03/01/2025	193
230	Rev., 5.00%, 03/01/2024	265
150	Rev., 5.00%, 03/01/2026	176
150	Rev., 5.00%, 03/01/2027	178
150	Rev., 5.00%, 03/01/2029	176

		1,354

	Transportation — 0.1%
	Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport,
220	Series A, Rev., 5.00%, 01/01/2020	233
1,000	Series A, Rev., 5.00%, 01/01/2022	1,111

		1,344

	Utility — 0.1%
	Western Minnesota Municipal Power Agency, Power Supply,
1,500	Series A, Rev., 5.00%, 01/01/2023	1,697
1,000	Series A, Rev., 5.00%, 01/01/2024	1,149

		2,846

	Total Minnesota	5,544

	Mississippi — 0.2%
	Education — 0.1%
1,745	Mississippi State University Educational Building Corp., New Facilities & Refinancing Project, Series A, Rev., 4.00%, 08/01/2018	1,763

	Other Revenue — 0.1%
	Mississippi Development Bank, Rankin County Bond Project,
750	Rev., 5.00%, 03/01/2023	840

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
1,080	Rev., 5.00%, 03/01/2024	1,225

		2,065

	Total Mississippi	3,828

	Missouri — 1.0%
	Certificate of Participation/Lease — 0.1%
1,000	City of Chesterfield, COP, 5.00%, 12/01/2021	1,106

	Education — 0.2%
	Health & Educational Facilities Authority,
450	Rev., 4.00%, 10/01/2018	457
625	Rev., 4.00%, 10/01/2019	650
300	Rev., 4.00%, 10/01/2020	318
300	Rev., 4.00%, 10/01/2021	323
	Missouri State Health & Educational Facilities Authority, Health Facilities, BJC Health System,
855	Rev., 5.00%, 01/01/2019	879
225	Rev., 5.00%, 01/01/2021	243

		2,870

	General Obligation — 0.1%
1,300	City of Kansas, Improvement & Refunding, Series A, GO, 5.00%, 02/01/2023	1,446
350	County of Clay, North Kansas City School District 74, Refunding & Improvement, Missouri Direct Deposit Program, GO, 5.00%, 03/01/2022	391

		1,837

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
550	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series B, Rev., 5.00%, 07/01/2023	598

	Other Revenue — 0.2%
350	City of Springfield, Series A, Rev., 4.00%, 09/01/2018	355
2,010	County of St. Louis, Regional Convention & Sports Complex Authority, Convention & Sports Facility, Series B, Rev., 5.00%, 08/15/2019	2,102

		2,457

	Transportation — 0.4%
2,000	City of St. Louis, Lambert International Airport, Series A, Rev., AGM, 5.00%, 07/01/2021	2,193

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — continued
1,250	Kansas City, Missouri Airport Refunding, General Improvement, Series B, Rev., 5.00%, 09/01/2018	1,272
	Missouri Airport Refunding, Lambert St. Louis International Airport,
1,575	Rev., 5.00%, 07/01/2021	1,724
1,000	Rev., 5.00%, 07/01/2022	1,114
1,080	Rev., 5.00%, 07/01/2023	1,219

		7,522

	Total Missouri	16,390

	Montana — 0.2%
	General Obligation — 0.2%
	State of Montana, Long-Range Building Program,
690	GO, 5.00%, 08/01/2021	764
1,000	GO, 5.00%, 08/01/2022	1,131
650	Yellowstone County, School District No. 2 Billings, School Building, GO, 5.00%, 06/15/2020	698

	Total Montana	2,593

	Nevada — 1.3%
	General Obligation — 1.2%
	Washoe County School District, Limited Tax, School Improvement,
6,700	Series C, GO, 4.00%, 10/01/2032	6,974
6,975	Series C, GO, 4.00%, 10/01/2033	7,191
7,260	Series C, GO, 4.00%, 10/01/2034	7,456

		21,621

	Other Revenue — 0.1%
1,250	County of Clark, Series A, Rev., 4.00%, 07/01/2018	1,261

	Total Nevada	22,882

	New Hampshire — 0.5%
	General Obligation — 0.2%
2,880	State of New Hampshire, Series A, GO, 5.00%, 03/01/2026	3,372

	Other Revenue — 0.3%
	New Hampshire Municipal Bond Bank,
900	Series A, Rev., 4.00%, 08/15/2018	911
520	Series A, Rev., 5.00%, 02/15/2019	538
2,985	Series A, Rev., 5.00%, 08/15/2019	3,136

		4,585

	Total New Hampshire	7,957

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Jersey — 2.1%
	Education — 0.3%
	New Jersey Economic Development Authority, School Facilities Construction,
1,040	Series A, Rev., 5.25%, 12/15/2020	1,079
1,500	Series DDD, Rev., 5.00%, 06/15/2025	1,644
1,840	Series DDD, Rev., 5.00%, 06/15/2026	2,019
750	New Jersey Educational Facilities Authority, Rev., 5.00%, 06/01/2018	754

		5,496

	General Obligation — 0.7%
90	County of Passaic, GO, 5.00%, 02/01/2021	98
10,075	State of New Jersey, Series Q, GO, 5.00%, 08/15/2020	10,819
425	Township of South Brunswick, GO, 5.00%, 09/01/2022	477

		11,394

	Other Revenue — 0.1%
2,225	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.00%, 09/01/2018	2,266

	Prerefunded — 0.1%
1,680	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 6.00%, 12/15/2018 (p)	1,740

	Transportation — 0.9%
5,500	New Jersey Transportation Trust Fund Authority, Transportation Program, Series BB-1, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 1.00%, 12.00% Cap), 2.09%, 03/08/2018 (aa)	5,520
10,000	New Jersey Turnpike Authority, Series C-6, Rev., VRDO, 1.85%, 04/02/2018 (z)	10,000

		15,520

	Total New Jersey	36,416

	New Mexico — 0.2%
	Housing — 0.1%
2,500	County of Bernalillo, Arroyo Vista Apartments Project, Rev., 1.40%, 03/01/2019 (z)	2,494

	Other Revenue — 0.1%
800	New Mexico Finance Authority, Senior Lien Public Project, Series B, Rev., 5.00%, 06/01/2021	881

	Total New Mexico	3,375

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — 8.8%
	Education — 0.3%
	New York State Dormitory Authority, Columbia University,
585	Series B, Rev., 5.00%, 10/01/2021	652
2,500	Series B, Rev., 5.00%, 10/01/2023	2,894
1,100	New York State Dormitory Authority, The New School, Series A, Rev., 5.00%, 07/01/2024	1,263

		4,809

	General Obligation — 1.6%
2,410	Bedford Central School District, GO, 5.00%, 11/15/2022	2,738
3,860	City of New York, Fiscal Year 2012, Subseries G-1, GO, 5.00%, 04/01/2020	4,127
3,695	City of New York, Fiscal Year 2013, Series B, GO, 4.00%, 08/01/2019	3,826
6,250	City of New York, Fiscal Year 2014, Series K, GO, 5.00%, 08/01/2019	6,559
2,030	Counties of Rockland & Orange, Ramapo Central School District, GO, 4.00%, 10/15/2019	2,113
	County of Orange, Public Improvement,
1,510	Series B, GO, 5.00%, 03/01/2021	1,655
1,000	Series B, GO, 5.00%, 03/01/2022	1,122
2,025	Hampton Bays Union Free School District, GO, 5.00%, 09/15/2022	2,285
	Town of East Hampton,
1,000	GO, 5.00%, 05/15/2021	1,103
1,000	GO, 5.00%, 05/15/2023	1,148
1,550	White Plains City School District, GO, 5.00%, 05/15/2024	1,816

		28,492

	Hospital — 0.2%
	Build Resource Corp., The New York Methodist Hospital Project,
1,000	Rev., 5.00%, 07/01/2018	1,012
550	Rev., 5.00%, 07/01/2021	605
800	Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project, Series B, Rev., 5.00%, 07/01/2023	894
1,015	New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Series 2017-1, Rev., 5.00%, 07/01/2028	1,199

		3,710

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
3,000	New York State Energy Research & Development Authority, Pollution Control, Electric & Gas Corp., Project, Series C, Rev., 2.00%, 05/01/2020 (z)	2,999

	Other Revenue — 3.5%
	Battery Park City Authority,
3,450	Series A, Rev., 3.00%, 11/01/2018	3,489
2,500	Series A, Rev., 4.00%, 11/01/2019	2,605
500	Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center, Series A, Rev., 5.00%, 07/15/2020	535
500	City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project, Rev., 5.00%, 08/01/2020	536
2,750	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003, Series B, Rev., 5.00%, 02/01/2020	2,929
3,700	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014, Series A, Subseries A-1, Rev., 5.00%, 11/01/2020	4,019
5,000	New York Convention Center Development Corp. Hotel Unit Fee Secured, Rev., 5.00%, 11/15/2026	5,829
1,500	New York Local Government Assistance Corp., Subordinated Lien, Series A-5/6, Rev., 5.50%, 04/01/2019	1,567
	New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center,
1,000	Series 2017-1, Rev., 5.00%, 07/01/2026	1,177
4,705	Series 2017-1, Rev., 5.00%, 07/01/2027	5,663
2,000	New York State Dormitory Authority, State Sales Tax, Series A, Rev., 5.00%, 03/15/2021	2,194
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
15,405	Series A, Rev., 5.00%, 10/15/2020	16,748
4,800	Series A, Rev., 5.00%, 10/15/2022	5,466
4,500	Series A, Rev., 5.00%, 10/15/2025	5,274
	Schenectady County Capital Resource Corp., Union College Project,
960	Rev., 5.00%, 01/01/2024	1,099
400	Rev., 5.00%, 01/01/2025	462

		59,592

	Prerefunded — 0.3%
4,305	Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center, Rev., 6.38%, 01/15/2020 (p)	4,685

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Special Tax — 0.1%
1,110	New York State Dormitory Authority, Personal Income Tax, Series G, Rev., 5.00%, 08/15/2021	1,228

	Transportation — 1.8%
	Buffalo & Fort Erie Public Bridge Authority, Toll Bridge System,
465	Rev., 5.00%, 01/01/2020	493
815	Rev., 5.00%, 01/01/2021	887
	Metropolitan Transportation Authority,
2,770	Series D, Rev., 5.00%, 11/15/2018	2,840
1,435	Subseries A-1, Rev., 5.00%, 11/15/2020	1,558
2,000	Subseries C-1, Rev., 5.00%, 11/15/2019	2,116
3,000	Subseries C-1, Rev., 5.00%, 11/15/2024	3,489
4,000	Metropolitan Transportation Authority, Green Bonds, Series B-2, Rev., 4.00%, 11/15/2032	4,253
15,000	Triborough Bridge & Tunnel Authority, Subseries B-C, Rev., (ICE LIBOR USD 1 Month + 0.40%, 9.00% Cap), 1.46%, 04/02/2018 (aa)	15,082

		30,718

	Utility — 0.5%
	Long Island Power Authority, Electric System,
500	Series 2017, Rev., 5.00%, 09/01/2025	584
1,000	Series 2017, Rev., 5.00%, 09/01/2026	1,176
500	Series 2017, Rev., 5.00%, 09/01/2027	592
750	Series 2017, Rev., 5.00%, 09/01/2028	884
750	Series 2017, Rev., 5.00%, 09/01/2030	875
5,000	Series C, Rev., (ICE LIBOR USD 1 Month + 0.65%, 10.00% Cap), 1.75%, 04/02/2018 (aa)	5,024

		9,135

	Water & Sewer — 0.3%
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series EE, Rev., 5.00%, 06/15/2019	5,227

	Total New York	150,595

	North Carolina — 1.0%
	Education — 0.4%
5,750	University of North Carolina, Chapel Hill, Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%, 12.00% Cap), 1.46%, 04/02/2018 (aa)	5,755

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
445	Winston-Salem State University Foundation LLC, Rev., AGM, 5.00%, 10/01/2023	513

		6,268

	General Obligation — 0.6%
9,670	State of North Carolina, Series D, GO, 4.00%, 06/01/2020	10,180

	Other Revenue — 0.0% (g)
550	Jacksonville Public Facilities Corp., Series 2017, Rev., 5.00%, 04/01/2027	654

	Total North Carolina	17,102

	Ohio — 2.1%
	Education — 0.2%
535	Ohio Higher Educational Facility Commission, Case Western Reserve University Project, Series A, Rev., 4.00%, 12/01/2019	557
	Ohio State Higher Educational Facility Commission, Oberlin College,
600	Rev., 4.00%, 10/01/2018	609
675	Rev., 4.00%, 10/01/2019	701
1,000	Rev., 5.00%, 10/01/2020	1,084

		2,951

	General Obligation — 0.3%
200	City of Dublin, Various Purpose, GO, 4.00%, 12/01/2028	220
	Cuyahoga Ohio Community College District, Facilities Construction & Improvement Bonds,
1,250	Series 2018, GO, 4.00%, 12/01/2032	1,321
1,300	Series 2018, GO, 4.00%, 12/01/2033	1,363
2,795	State of Ohio, Infrastructure Improvement, Series A, GO, VRDO, 1.20%, 03/08/2018 (z)	2,795

		5,699

	Hospital — 1.0%
375	Akron, Bath & Copley Joint Township Hospital District, Summa Health Obligated Group, Rev., 5.00%, 11/15/2021	404
10,800	County of Allen, Mercy Health, Series B, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.75%, 12.00% Cap), 1.84%, 03/08/2018 (aa)	10,843
	County of Lake, Hospital Facilities, Lake Hospital System, Inc.,
1,445	Rev., 5.00%, 08/15/2023	1,622
1,655	Rev., 5.00%, 08/15/2024	1,876

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
2,500	State of Ohio, University Hospitals Health System, Inc., Series B, Rev., VRDO, 1.34%, 03/01/2018 (z)	2,500

		17,245

	Other Revenue — 0.1%
1,165	County of Cuyahoga, Rev., 5.00%, 12/01/2022	1,322
1,000	State of Ohio, Capital Facilities Lease-Appropriation, Series A, Rev., 5.00%, 10/01/2018	1,021

		2,343

	Water & Sewer — 0.5%
	Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati,
500	Series A, Rev., 5.00%, 12/01/2018	513
640	Series A, Rev., 5.00%, 12/01/2019	678
1,375	Series A, Rev., 5.00%, 12/01/2021	1,530
5,000	Ohio Water Development Authority, Fresh Water, Series B, Rev., 5.00%, 12/01/2027	5,947

		8,668

	Total Ohio	36,906

	Oklahoma — 0.6%
	Education — 0.4%
555	Blaine County Educational Facilities Authority, Educational Facilities, Watonga Public Schools Project, Rev., 5.00%, 12/01/2018	568
1,220	Comanche County Educational Facilities Authority, Elgin Public Schools Project, Series A, Rev., 5.00%, 12/01/2027	1,412
	Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project,
500	Series 2018, Rev., 5.00%, 10/01/2022	557
355	Series 2018, Rev., 5.00%, 10/01/2023	401
1,000	Series 2018, Rev., 5.00%, 10/01/2025	1,149
	Oklahoma County Finance Authority, Educational Facilities, Lease Western Heights Public School Project,
250	Rev., 4.00%, 09/01/2018	253
325	Rev., 5.00%, 09/01/2019	341
2,000	Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project, Rev., 5.00%, 09/01/2021	2,205

		6,886

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.0% (g)
500	Cleveland County Justice Authority, Sales Tax, Detention Facility Project, Rev., 4.00%, 03/01/2020	511

	Utility — 0.2%
1,525	Oklahoma Municipal Power Authority, SIFMA Index, Series A, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.80%, 14.00% Cap), 1.89%, 03/08/2018 (aa)	1,527
1,185	The Edmond Public Works Authority, Sales Tax and Utility System, Rev., 4.00%, 07/01/2028	1,301

		2,828

	Total Oklahoma	10,225

	Oregon — 0.9%
	Education — 0.0% (g)
	Oregon State Facilities Authority, Reed College Project,
350	Series A, Rev., 4.00%, 07/01/2032	375
125	Series A, Rev., 5.00%, 07/01/2028	150

		525

	General Obligation — 0.3%
4,205	Clackamas County School District No. 12, Series B, GO, 5.00%, 06/15/2030	4,972

	Prerefunded — 0.4%
6,210	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.25%, 04/01/2019 (p)	6,464

	Transportation — 0.2%
	Port of Portland, International Airport,
1,000	Series 23, Rev., 5.00%, 07/01/2023	1,143
1,595	Series 23, Rev., 5.00%, 07/01/2024	1,850

		2,993

	Water & Sewer — 0.0% (g)
40	City of Portland, Sewer System, First Lien, Series A, Rev., 5.00%, 10/01/2023	46

	Total Oregon	15,000

	Pennsylvania — 5.2%
	Education — 1.1%
5,055	Pennsylvania State Higher Educational Facilities Authority, Trustees of the University, Series B, Rev., 5.00%, 10/01/2022	5,726
	State Public School Building Authority, Community College of Philadelphia Project,
2,760	Rev., 5.00%, 06/15/2021	3,013
2,625	Rev., 5.00%, 06/15/2024	2,994

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Education — continued
2,860	State Public School Building Authority, Montgomery County Community College, Rev., 5.00%, 05/01/2019	2,975
	University of Pennsylvania, Higher Educational Facilities Authority, Health System,
1,000	Series A, Rev., 5.00%, 08/15/2027	1,185
1,000	Series A, Rev., 5.00%, 08/15/2028	1,179
1,600	Series A, Rev., 5.00%, 08/15/2029	1,876

		18,948

	General Obligation — 1.0%
2,000	City of Philadelphia, Series A, GO, 5.00%, 08/01/2019	2,093
15,000	Commonwealth of Pennsylvania, Series 2011, GO, 4.00%, 11/15/2028	15,656
350	Schuylkill Valley School District, GO, 5.00%, 04/01/2022	390

		18,139

	Hospital — 0.5%
	Berks County Industrial Development Authority, Tower Health Project,
2,500	Rev., 4.00%, 11/01/2031	2,573
1,000	Rev., 5.00%, 11/01/2023	1,128
1,000	Rev., 5.00%, 11/01/2024	1,138
500	Rev., 5.00%, 11/01/2029	571
750	Rev., 5.00%, 11/01/2030	853
1,400	Southcentral General Authority, Hanover Hospital, Inc., Rev., 5.00%, 12/01/2026	1,547
380	Southcentral General Authority, Wellspan Health Obligation Group, Series A, Rev., 5.00%, 06/01/2024	437

		8,247

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
	Lehigh County Industrial Development Authority, Pollution Control,
4,000	Rev., 1.80%, 08/15/2022 (z)	3,913
2,500	Rev., 1.80%, 09/01/2022 (z)	2,444

		6,357

	Other Revenue — 0.3%
	Commonwealth Financing Authority, Tobacco Master Settlement Payment,
555	Series 2018, Rev., 5.00%, 06/01/2022	610
1,785	Series 2018, Rev., 5.00%, 06/01/2023	1,984
1,500	Series 2018, Rev., 5.00%, 06/01/2029	1,697

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
1,000	Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project, Rev., 2.00%, 04/30/2020 (z)	999

		5,290

	Transportation — 0.4%
	Pennsylvania Turnpike Commission,
5,000	Series A, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.68%, 12.00% Cap), 1.77%, 03/08/2018 (aa)	5,009
2,500	Subseries A-2, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.80%, 10.00% Cap), 1.89%, 03/08/2018 (aa)	2,507

		7,516

	Water & Sewer — 1.5%
	Allegheny County Sanitary Authority, Sewer,
3,500	Rev., 5.00%, 12/01/2021	3,873
3,000	Rev., 5.00%, 12/01/2022	3,375
4,000	Rev., 5.00%, 12/01/2023	4,564
	City of Philadelphia, Water & Wastewater,
8,530	Series A, Rev., 5.00%, 01/01/2020	9,043
1,510	Series A, Rev., 5.00%, 07/01/2022	1,692
2,595	Series A, Rev., 5.00%, 07/01/2024	2,994

		25,541

	Total Pennsylvania	90,038

	Rhode Island — 0.2%
	General Obligation — 0.2%
1,475	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan, Series A, GO, 5.00%, 10/15/2019 (p)	1,557
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.00%, 11/01/2019	1,054

	Total Rhode Island	2,611

	South Carolina — 1.2%
	General Obligation — 1.1%
14,605	County of Charleston, Series C, GO, TRAN, 4.00%, 11/01/2028	16,354
	State of South Carolina,
1,310	Series B, GO, 5.00%, 04/01/2018	1,314
1,110	Series D, GO, 5.00%, 04/01/2018	1,113

		18,781

	Other Revenue — 0.1%
	County of Charleston,
645	Rev., 5.00%, 12/01/2018	662

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
1,000	Rev., 5.00%, 12/01/2019	1,056

		1,718

	Total South Carolina	20,499

	South Dakota — 0.2%
	Education — 0.1%
	South Dakota Health & Educational Facilities Authority,
625	Series B, Rev., 4.00%, 11/01/2020	659
500	Series B, Rev., 4.00%, 11/01/2021	534
375	Series B, Rev., 5.00%, 11/01/2022	420

		1,613

	Other Revenue — 0.1%
	South Dakota State Building Authority,
500	Series B, Rev., 5.00%, 06/01/2019	521
485	Series B, Rev., 5.00%, 06/01/2021	532

		1,053

	Total South Dakota	2,666

	Tennessee — 0.8%
	Other Revenue — 0.0% (g)
5	Metropolitan Government of Nashville & Davidson, County Sports Authority, Public Improvement, Rev., 5.00%, 07/01/2020	6

	Utility — 0.8%
800	City of Chattanooga, Electric System, Series A, Rev., 5.00%, 09/01/2022	906
	Tennessee Energy Acquisition Corp., Gas Project,
1,460	Series A, Rev., 4.00%, 05/01/2022	1,552
1,400	Series A, Rev., 4.00%, 05/01/2023	1,491
10,000	Series A, Rev., 4.00%, 05/01/2023 (z)	10,654

		14,603

	Total Tennessee	14,609

	Texas — 9.9%
	Education — 1.9%
1,000	Arlington Higher Education Finance Corp., Uplift Education, Series A, Rev., PSF-GTD, 4.00%, 12/01/2029	1,073
790	Austin Community College District, Combined Fee, Series A, Rev., 5.00%, 02/01/2021	861
7,500	County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital, Series 3, Rev., (ICE LIBOR USD 1 Month + 0.85%, 12.00% Cap), 1.94%, 03/08/2018 (aa)	7,584

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
	Southwest Higher Education Authority, Inc., Southern Methodist University Project,
425	Series 2017, Rev., 5.00%, 10/01/2021	470
400	Series 2017, Rev., 5.00%, 10/01/2022	450
400	Series 2017, Rev., 5.00%, 10/01/2023	456
400	Series 2017, Rev., 5.00%, 10/01/2024	462
600	Series 2017, Rev., 5.00%, 10/01/2025	700
525	Series 2017, Rev., 5.00%, 10/01/2026	618
790	Stephen F. Austin State University, Board of Regents, Revenue Financing System, Rev., 4.00%, 10/15/2018	802
	Texas State University, Financing System,
5,100	Series A, Rev., 5.00%, 03/15/2030	5,962
4,365	Series A, Rev., 5.00%, 03/15/2032	5,059
6,735	University of Texas, Financing System, Series I, Rev., 5.00%, 08/15/2023	7,715

		32,212

	General Obligation — 3.9%
1,630	Austin Independent School District, Series B, GO, 5.00%, 08/01/2022	1,837
475	City of Abilene, Taylor & Jones Counties, GO, 5.00%, 02/15/2021	518
610	City of Colony, GO, 5.00%, 08/15/2020	657
1,045	City of Denton, GO, 5.00%, 02/15/2023	1,184
	City of El Paso, Refunding & Improvement,
530	GO, 5.00%, 08/15/2021	584
4,035	GO, 5.00%, 08/15/2025	4,711
	City of Fort Worth, Certificates of Obligation,
500	Series A, GO, 4.00%, 03/01/2018	500
785	Series A, GO, 4.00%, 03/01/2019	805
	City of Fort Worth, Refunding & Improvement, General Purpose,
1,000	GO, 4.00%, 03/01/2018	1,000
1,060	GO, 4.00%, 03/01/2019	1,087
	City of Houston, Public Improvement,
3,000	Series A, GO, 5.00%, 03/01/2021	3,272
8,000	Series A, GO, 5.00%, 03/01/2024	9,176
1,195	Series A, GO, 5.00%, 03/01/2025	1,385
4,000	Series A, GO, 5.00%, 03/01/2026	4,671
	City of Odessa,
1,150	Series 2017, GO, 4.00%, 03/01/2025	1,252
1,430	Series 2017, GO, 4.00%, 03/01/2029	1,542
1,535	Series 2017, GO, 4.00%, 03/01/2032	1,609
1,400	Series 2017, GO, 5.00%, 03/01/2026	1,623

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	City of Victoria,
1,975	Series 2017, GO, 4.00%, 08/15/2029	2,140
1,000	Series 2017, GO, 5.00%, 08/15/2024	1,153
1,400	Series 2017, GO, 5.00%, 08/15/2026	1,644
1,260	Galveston County, Limited Tax Flood Control, Series 2017, GO, 4.00%, 02/01/2029	1,376
	Galveston County, Unlimited Tax Road,
980	Series 2017, GO, 4.00%, 02/01/2024	1,074
800	Series 2017, GO, 4.00%, 02/01/2025	881
1,435	Series 2017, GO, 4.00%, 02/01/2028	1,579
595	Judson Independent School District, Series A, GO, 5.00%, 02/01/2019	615
800	Odessa Junior College District, Limited Tax, Series 2017, GO, 5.00%, 08/15/2025	929
250	Southside Independent School District, School Building, GO, PSF-GTD, 5.00%, 08/15/2022	282
17,500	State of Texas, Transportation Commission Mobility, Series B, GO, (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.38%, 9.00% Cap), 1.47%, 03/08/2018 (aa)	17,503

		66,589

	Hospital — 0.2%
	Irving Hospital Authority, Baylor Scott and White Medical Center,
1,750	Rev., VRDO, 2.19%, 03/08/2018 (z)	1,750
250	Rev., 5.00%, 10/15/2022	276
250	Rev., 5.00%, 10/15/2028	279
500	Rev., 5.00%, 10/15/2029	556
1,000	Rev., 5.00%, 10/15/2031	1,100

		3,961

	Other Revenue — 0.4%
	Austin Convention Enterprises, Inc., Convention Center Hotel First Tier,
500	Series A, Rev., 5.00%, 01/01/2021	537
750	Series A, Rev., 5.00%, 01/01/2022	821
800	Austin Convention Enterprises, Inc., Convention Center Hotel Second Tier, Series B, Rev., 5.00%, 01/01/2021	850
4,700	Lower Colorado River Authority, Series B, Rev., 5.00%, 05/15/2023	5,253

		7,461

	Prerefunded — 0.4%
5,605	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.25%, 12/01/2018 (p)	5,847

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
60	Lower Colorado River Authority, Series B, Rev., 5.00%, 05/15/2022 (p)	67

		5,914

	Transportation — 1.5%
	City of Austin, Airport System,
1,095	Series B, Rev., AMT, 5.00%, 11/15/2026	1,269
585	Series B, Rev., AMT, 5.00%, 11/15/2027	674
630	Series B, Rev., AMT, 5.00%, 11/15/2028	722
	Harris County Toll Road Authority, Senior Lien,
8,000	Series A, Rev., 5.00%, 08/15/2031	9,445
4,770	Series A, Rev., 5.00%, 08/15/2032	5,611
	North Texas Tollway Authority System, First Tier,
2,500	Series A, Rev., 4.00%, 01/01/2033	2,598
6,000	Series C, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.67%, 9.00% Cap), 1.76%, 03/08/2018 (aa)	5,919

		26,238

	Utility — 1.1%
560	City of Cedar Park, Utility System, Rev., 5.00%, 08/15/2022	631
5,000	City of Houston, Utility System Revenue Refunding, Series C, Rev., 5.00%, 05/15/2020	5,357
2,000	City of San Antonio, Electric & Gas Systems, Rev., 5.00%, 02/01/2026	2,360
6,480	City of San Antonio, Electric & Gas Systems, Junior Lien, Series B, Rev., 2.00%, 12/01/2021 (z)	6,413
	City of Victoria, Utility System,
160	Rev., 2.00%, 12/01/2018	161
150	Rev., 2.50%, 12/01/2019	152
	West Travis County Public Utility Agency,
545	Series 2017, Rev., 5.00%, 08/15/2022	609
325	Series 2017, Rev., 5.00%, 08/15/2023	369
350	Series 2017, Rev., 5.00%, 08/15/2027	413
1,415	Series 2017, Rev., 5.00%, 08/15/2029	1,653
1,000	Series 2017, Rev., 5.00%, 08/15/2031	1,159

		19,277

	Water & Sewer — 0.5%
3,520	City of Dallas, Waterworks & Sewer System, Series A, Rev., 5.00%, 10/01/2019	3,712
	City of Galveston, Waterworks & Sewer System,
180	Rev., 4.00%, 05/01/2018	181
205	Rev., 5.00%, 05/01/2019	213

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
245	Rev., 5.00%, 05/01/2020	262
265	Rev., 5.00%, 05/01/2021	289
380	Rev., 5.00%, 05/01/2024	435
1,000	City of San Antonio, Water System, Junior Lien, Series E, Rev., 5.00%, 05/15/2019	1,042
1,035	North Harris County, Regional Water Authority, Senior Lien, Rev., 5.00%, 12/15/2019	1,094
1,500	Trinity River Authority Central Regional Wastewater System, Rev., 5.00%, 08/01/2018	1,522

		8,750

	Total Texas	170,402

	Utah — 2.6%
	General Obligation — 0.3%
4,925	State of Utah, GO, 5.00%, 07/01/2021	5,442

	Other Revenue — 0.9%
10,380	Utah Infrastructure Agency, Telecommunication Revenue, Series A, Rev., 5.00%, 10/15/2025	11,418
	West Valley City Municipal Building Authority,
500	Rev., AGM, 4.00%, 02/01/2024	544
250	Rev., AGM, 5.00%, 02/01/2025	289
720	Rev., AGM, 5.00%, 02/01/2027	846
1,070	Rev., AGM, 5.00%, 02/01/2029	1,246
500	Rev., AGM, 5.00%, 02/01/2030	580

		14,923

	Transportation — 1.4%
	Salt Lake City Corp. Airport Revenue,
1,000	Series A, Rev., AMT, 5.00%, 07/01/2022	1,114
5,250	Series A, Rev., AMT, 5.00%, 07/01/2029	6,062
5,000	Series A, Rev., AMT, 5.00%, 07/01/2031	5,724
5,105	Series A, Rev., AMT, 5.00%, 07/01/2032	5,820
4,260	Series A, Rev., AMT, 5.00%, 07/01/2033	4,842

		23,562

	Total Utah	43,927

	Vermont — 0.1%
	Education — 0.1%
	University of Vermont & State Agricultural College,
750	Rev., 5.00%, 10/01/2021	833
855	Rev., 5.00%, 10/01/2022	969

		1,802

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.0% (g)
400	Vermont Municipal Bond Bank, Series 3, Rev., 5.00%, 12/01/2021	446

	Total Vermont	2,248

	Virginia — 1.8%
	Education — 0.2%
2,900	Virginia Public School Authority, Special Obligation, Rev., 5.00%, 07/15/2019	3,039

	General Obligation — 1.1%
	County of Fairfax, Public Improvement,
10,215	Series A, GO, 5.00%, 10/01/2025	11,709
6,000	Series A, GO, 5.00%, 10/01/2026	7,196

		18,905

	Other Revenue — 0.1%
1,300	Virginia Resources Authority, Infrastructure & State Moral Obligation, Series B, Rev., 5.00%, 11/01/2018	1,331

	Water & Sewer — 0.4%
1,340	City of Norfolk, Water Revenue, Rev., 5.00%, 11/01/2018	1,372
5,615	Fairfax County Water Authority, Series B, Rev., 5.25%, 04/01/2024	6,636

		8,008

	Total Virginia	31,283

	Washington — 1.5%
	Certificate of Participation/Lease — 0.3%
	State of Washington, State & Local Agency Real & Personal Property,
2,555	Series D, COP, 5.00%, 07/01/2018	2,586
3,125	Series D, COP, 5.00%, 07/01/2019	3,268

		5,854

	Education — 0.0% (g)
125	University of Washington, Rev., 1.75%, 04/01/2019	125

	General Obligation — 0.1%
	King County Public Hospital District No. 2, Evergreenhealth,
1,370	GO, 5.00%, 12/01/2018	1,404
870	GO, 5.00%, 12/01/2019	917

		2,321

	Hospital — 0.1%
1,000	Washington Health Care Facilities Authority, Multicare Health System, Series B, Rev., 5.00%, 08/15/2030	1,160

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 0.3%
5,000	Central Puget Sound Regional Transit Authority, Sales Tax, Series S-2A, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.70%, 12.00% Cap), 1.79%, 03/08/2018 (aa)	5,024

	Transportation — 0.2%
	Central Puget Sound Regional Transit Authority, Sales Tax & Motor Vehicle Excise Tax,
685	Series S-1, Rev., 5.00%, 11/01/2023	790
720	Series S-1, Rev., 5.00%, 11/01/2024	842
2,000	Series S-1, Rev., 5.00%, 11/01/2034	2,320

		3,952

	Utility — 0.5%
7,500	City of Seattle, Municipal Light & Power, Series B-1, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.68%, 12.00% Cap), 1.77%, 03/08/2018 (aa)	7,526
500	County of Snohomish, Public Utility District No. 1, Electric System, Rev., 5.00%, 12/01/2025	588

		8,114

	Total Washington	26,550

	West Virginia — 0.1%
	Hospital — 0.1%
1,565	Monongalia County Building Commission, Health System, Rev., 5.00%, 07/01/2022	1,729

	Wisconsin — 1.3%
	Education — 0.5%
5,815	Wisconsin Health & Educational Facilities Authority, Ascension Health Alliance Senior Credit Group, Series B-2, Rev., 4.00%, 05/30/2019 (z)	5,993
	Wisconsin Health & Educational Facilities Authority, Aspirus, Inc., Obligated Group,
420	Rev., 5.00%, 08/15/2023	476
200	Rev., 5.00%, 08/15/2024	229
325	Rev., 5.00%, 08/15/2025	375
200	Rev., 5.00%, 08/15/2026	233
150	Rev., 5.00%, 08/15/2027	175

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
1,250	Wisconsin Health & Educational Facilities Authority, Thedacare, Inc., Rev., 5.00%, 12/15/2020	1,351

		8,832

	General Obligation — 0.7%
300	City of Racine, GO, 4.00%, 12/01/2025	330
10,000	State of Wisconsin, Series 3, GO, 5.00%, 11/01/2023	11,286

		11,616

	Transportation — 0.1%
	County of Milwaukee, Airport,
1,400	Series A, Rev., AMT, 5.00%, 12/01/2018	1,435
1,000	Series A, Rev., AMT, 5.00%, 12/01/2028	1,142

		2,577

	Total Wisconsin	23,025

	Total Municipal Bonds (Cost $1,696,041)	1,694,013

SHARES
Short-Term Investment — 0.6%
	Investment Company — 0.6%
11,128	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, Institutional Class Shares, 1.25% (b) (l) (Cost $11,128)	11,128

	Total Investments — 99.2% (Cost $1,707,407)	1,705,382
	Other Assets in Excess of Liabilities — 0.8%	14,204

	NET ASSETS — 100.0%	$1,719,586

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 95.9% (t)
	Alabama — 0.8%
	Other Revenue — 0.4%
1,000	Montgomery County Public Building Authority, Warrants, Facilities Project, Rev., 5.00%, 03/01/2029	1,126

	Transportation — 0.4%
1,350	Alabama Federal Aid Highway Finance Authority, Series A, Rev., 4.00%, 06/01/2037	1,419

	Total Alabama	2,545

	Alaska — 3.0%
	Prerefunded — 1.7%
2,500	Alaska Municipal Bond Bank Authority, Rev., 5.75%, 09/01/2018 (p)	2,554
1,745	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Rev., AGC, 6.00%, 09/01/2019 (p)	1,860
1,005	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Unrefunded Balance, Rev., AGC, 6.00%, 09/01/2019 (p)	1,071

		5,485

	Utility — 1.3%
3,915	Alaska Energy Authority, Power, Bradley Lake Hydroelectric Project, Fourth Series, Rev., AGM, 6.00%, 07/01/2019	4,131

	Total Alaska	9,616

	Arizona — 0.7%
	Education — 0.7%
	Arizona State University,
1,000	Series B, Rev., 5.00%, 07/01/2042	1,145
1,000	Series B, Rev., 5.00%, 07/01/2043	1,141

	Total Arizona	2,286

	Arkansas — 0.1%
	Education — 0.1%
185	Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus, Series A, Rev., 5.00%, 11/01/2037	212
100	University of Arkansas, Student Fee, UALR Campus, Rev., 5.00%, 10/01/2029	117

		329

	General Obligation — 0.0% (g)
60	State of Arkansas, Four-Lane Highway Construction & Improvement, Series 2013, GO, 5.00%, 06/15/2021	66

	Total Arkansas	395

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — 17.6%
	Certificate of Participation/Lease — 0.6%
25	City & County of San Francisco, Multiple Capital Improvement Projects, Series A, COP, 3.00%, 04/01/2018	25
1,500	Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project, COP, AGM, 5.00%, 06/01/2033	1,670

		1,695

	Education — 0.2%
500	California Educational Facilities Authority, Claremont McKenna College, Series A, Rev., 4.00%, 01/01/2039	519

	General Obligation — 6.7%
60	Alta Loma School District, Series A, GO, 5.00%, 08/01/2032	71
30	County of Santa Clara, Campbell Union High School District, GO, 3.00%, 08/01/2031	30
1,180	Los Angeles Community College District, GO, 5.00%, 08/01/2038	1,363
	Los Angeles Unified School District,
1,000	Series B, GO, 5.00%, 07/01/2030	1,176
5,000	Series D, GO, 5.00%, 01/01/2034	5,227
1,000	Mount San Antonio Community College District, GO, BAN, Zero Coupon, 04/01/2022	925
7,150	Mount San Antonio Community College District, Election of 2008, Series A, GO, Zero Coupon, 08/01/2043	5,721
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.10%, 02/01/2020	54
2,450	Santa Maria Joint Union High School District, Santa Barbara & San Luis Obispo, GO, Zero Coupon, 08/01/2037	992
5,000	State of California, Various Purpose, GO, 6.50%, 04/01/2033	5,275
	Weaver Union School District, Election of 2012,
100	Series A, GO, 5.00%, 08/01/2028	113
100	Series A, GO, 5.00%, 08/01/2030	113
100	Series A, GO, 5.00%, 08/01/2032	113

		21,173

	Hospital — 1.2%
1,500	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Rev., 5.00%, 11/15/2028	1,770
250	California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.00%, 11/15/2041	281

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
	California Public Finance Authority, Henry Mayo Newhall Hospital,
500	Rev., 5.00%, 10/15/2037	545
1,000	Rev., 5.00%, 10/15/2047	1,091

		3,687

	Other Revenue — 0.8%
20	San Diego Convention Center Expansion Financing Authority, Series A, Rev., 4.00%, 04/15/2018	20
2,250	San Diego Regional Building Authority, County Operations Center, Series A, Rev., 5.00%, 10/15/2034	2,604

		2,624

	Prerefunded — 3.1%
40	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.50%, 10/01/2018 (p)	41
1,960	California Health Facilities Financing Authority, Unrefunded Balance, Providence Health & Services, Series C, Rev., 6.50%, 10/01/2018 (p)	2,019
7,500	San Diego Public Facilities Financing Authority, Senior Sewer, Series A, Rev., 5.25%, 05/15/2019 (p)	7,849

		9,909

	Transportation — 1.1%
390	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Rev., 4.00%, 04/01/2032	420
1,250	City of Los Angeles, Department of Airports, Series A, Rev., AMT, 5.00%, 05/15/2038	1,370
1,000	Los Angeles County Metropolitan Transportation Authority, Union Station Gateway Project, Rev., 5.00%, 07/01/2027	1,181
415	Los Angeles Harbor Department, Rev., 7.60%, 10/01/2018 (p)	430

		3,401

	Utility — 3.5%
	City of Los Angeles, Department of Water & Power, Power System,
1,700	Series A, Rev., 5.00%, 07/01/2035	1,965
375	Series B, Rev., 5.00%, 07/01/2036	432
610	Series D, Rev., 5.00%, 07/01/2033	699
2,500	Subseries A-1, Rev., 5.25%, 07/01/2038	2,532
2,450	East Bay Municipal Utility District, Wastewater System, Series A, Rev., 5.00%, 06/01/2036	2,820

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — continued
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.25%, 11/15/2021	2,220
430	Northern California Transmission Agency, Transmission Project, Series A, Rev., 5.00%, 05/01/2031	501

		11,169

	Water & Sewer — 0.4%
515	East Bay Municipal Utility District Water System, Green Bonds, Series B, Rev., 5.00%, 06/01/2033	597
650	Orange County Water District, Series A, Rev., 5.00%, 08/15/2034	763

		1,360

	Total California	55,537

	Colorado — 4.3%
	Certificate of Participation/Lease — 1.3%
2,855	Adams County, Colorado Refunding & Improvement, COP, 4.00%, 12/01/2040	2,913
1,000	Colorado Department of Transportation Headquarters Facilities, COP, 5.00%, 06/15/2041	1,120

		4,033

	Education — 0.1%
150	Board of Governors of the University of Colorado, Enterprise System, Series E-1, Rev., 5.00%, 03/01/2035	169

	General Obligation — 0.4%
1,000	Adams and Arapahoe Joint School District 28J Aurora, Series A, GO, 5.00%, 12/01/2030	1,173
55	Adams and Weld Counties School District No 27J Brighton, GO, 5.00%, 12/01/2038	64

		1,237

	Hospital — 0.7%
1,095	Colorado Health Facilities Authority, Vail Valley Medical Centre Project, Rev., 4.00%, 01/15/2045	1,110
1,000	Denver Health & Hospital Authority, Series A, Rev., 5.25%, 12/01/2045	1,068

		2,178

	Prerefunded — 1.8%
	Colorado Water Resources & Power Development Authority, Water & Wastewater Utility Enterprise Project,
1,000	Series A, Rev., AGC, 5.13%, 12/01/2018 (p)	1,028
1,000	Series A, Rev., AGC, 5.25%, 12/01/2018 (p)	1,028

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
2,000	State of Colorado, Building Excellent Schools Today, Series G, COP, 5.00%, 03/15/2021 (p)	2,189
1,500	University of Colorado, University Enterprise, Series A, Rev., 5.38%, 06/01/2019 (p)	1,573

		5,818

	Total Colorado	13,435

	Connecticut — 0.0% (g)
	Education — 0.0% (g)
15	University of Connecticut, Series A, Rev., 5.00%, 02/15/2028	17

	Delaware — 0.8%
	Education — 0.4%
	The Delaware Economic Development Authority, Newark Charter School, Inc. Project,
500	Series A, Rev., 5.00%, 09/01/2036	540
500	Series A, Rev., 5.00%, 09/01/2046	533

		1,073

	Hospital — 0.4%
1,300	Delaware State Health Facilities Authority, Bayhealth Medical Center Project, Series A, Rev., 4.00%, 07/01/2043	1,321

	Total Delaware	2,394

	District of Columbia — 3.0%
	General Obligation — 2.6%
	District of Columbia,
1,500	Series A, GO, 5.00%, 06/01/2037	1,724
3,965	Series B, GO, NATL-RE, 6.00%, 06/01/2019	4,186
2,000	Series D, GO, 5.00%, 06/01/2038	2,300

		8,210

	Prerefunded — 0.4%
1,000	District of Columbia, Series A, Rev., 6.00%, 07/01/2023 (p)	1,191

	Total District of Columbia	9,401

	Florida — 2.4%
	Certificate of Participation/Lease — 0.0% (g)
10	Broward County School Board, Series A, COP, AGM, 4.00%, 07/01/2018	10

	General Obligation — 0.9%
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.25%, 07/01/2025	2,823

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.1%
215	Orange County Health Facilities Authority, Series B, Rev., 4.00%, 10/01/2045	214

	Transportation — 1.0%
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, 6.00%, 10/01/2018	3,294

	Utility — 0.4%
1,320	Tohopekaliga Water Authority, Utility System Revenue, Series A, Rev., 4.00%, 10/01/2041	1,367

	Total Florida	7,708

	Georgia — 2.4%
	Hospital — 2.4%
3,845	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.50%, 08/15/2026	4,281
1,000	Dalton Whitfield County Joint Development Authority, Hamilton Health Care System, Series 2017, Rev., 4.00%, 08/15/2041	1,007
2,150	Fulton County Georgia Development Authority, Hospital Revenue Health System, Rev., 5.00%, 04/01/2042	2,379

	Total Georgia	7,667

	Hawaii — 1.5%
	General Obligation — 1.5%
1,970	City & County of Honolulu, Series A, GO, 5.00%, 10/01/2037	2,238
2,000	State of Hawaii, Series FK, GO, 5.00%, 05/01/2027	2,391

	Total Hawaii	4,629

	Illinois — 3.0%
	Education — 0.6%
1,750	Chicago Public Building Commission, Board of Education, Series A, Rev., NATL-RE, 7.00%, 01/01/2020 (p)	1,866

	General Obligation — 1.1%
295	Cook County Forest Preserve District, Limited Tax Project, Series B, GO, 5.00%, 12/15/2037	316
3,000	State of Illinois, GO, 5.50%, 07/01/2038	3,137

		3,453

	Hospital — 0.2%
	Illinois Finance Authority, Healthcare Enterprises, Inc.,
305	Series C, Rev., 5.00%, 03/01/2033	339
205	Series C, Rev., 5.00%, 03/01/2034	227

		566

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 0.4%
1,260	City of Chicago, O’Hare International Airport, Third Lien, Series A, Rev., 5.75%, 01/01/2021 (p)	1,396

	Transportation — 0.7%
240	City of Chicago, O’Hare International Airport, Third Lien, Series A, Rev., 5.75%, 01/01/2039	264
1,780	Regional Transportation Authority, Series D, Rev., NATL-RE, 7.75%, 06/01/2019	1,861

		2,125

	Total Illinois	9,406

	Indiana — 1.7%
	Other Revenue — 0.3%
800	Indiana Finance Authority, Educational Facilities, Valparaiso University, Rev., 5.00%, 10/01/2026	929

	Prerefunded — 1.4%
4,000	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 5.00%, 02/01/2022 (p)	4,464

	Total Indiana	5,393

	Louisiana — 0.7%
	Hospital — 0.4%
1,055	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Rev., 5.00%, 05/15/2047	1,140

	Other Revenue — 0.3%
1,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A, Rev., 5.25%, 05/15/2035	1,078

	Total Louisiana	2,218

	Maine — 1.9%
	Prerefunded — 1.9%
5,675	Maine Turnpike Authority, Rev., 6.00%, 07/01/2019 (p)	6,015

	Maryland — 0.8%
	General Obligation — 0.8%
1,215	Baltimore County, Consolidated Public Improvement, GO, 5.00%, 08/01/2026	1,430
995	City of Baltimore, Series B, GO, 5.00%, 10/15/2030	1,177

	Total Maryland	2,607

	Massachusetts — 3.5%
	General Obligation — 3.3%
	Commonwealth of Massachusetts,
1,500	Series A, GO, 5.00%, 03/01/2032	1,700
4,135	Series B, GO, 5.00%, 07/01/2028	4,993

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
3,690	Commonwealth of Massachusetts, Consolidated Loan of 2016, Series J, GO, 4.00%, 12/01/2039	3,823
25	Town of Chelmsford, Municipal Purpose Loan, GO, 4.00%, 05/15/2018	25

		10,541

	Transportation — 0.2%
500	Massachusetts Bay Transportation Authority, Series A-1, Rev., 5.00%, 07/01/2035	580

	Water & Sewer — 0.0% (g)
25	Massachusetts Clean Water Trust, Pool Program, Rev., 5.25%, 08/01/2028	31

	Total Massachusetts	11,152

	Michigan — 1.4%
	Hospital — 0.9%
2,500	Michigan Finance Authority, Trinity Health Credit Group, Rev., 5.00%, 12/01/2047	2,720

	Transportation — 0.5%
1,500	Michigan State Trunk Line, Rev., 5.00%, 11/15/2036	1,648

	Total Michigan	4,368

	Minnesota — 1.4%
	Education — 0.5%
	Minnesota Higher Education Facilities Authority, Carleton College,
1,000	Rev., 4.00%, 03/01/2032	1,062
500	Rev., 4.00%, 03/01/2033	527

		1,589

	General Obligation — 0.8%
	Aurora Independent School District No. 2711, School Building, Capital Appreciation,
200	Series B, GO, Zero Coupon, 02/01/2026	155
425	Series B, GO, Zero Coupon, 02/01/2027	321
400	Series B, GO, Zero Coupon, 02/01/2028	284
1,560	Series B, GO, Zero Coupon, 02/01/2029	1,064
990	Series B, GO, Zero Coupon, 02/01/2030	659

		2,483

	Utility — 0.1%
250	City of Rochester, Electric Utility, Series A, Rev., 5.00%, 12/01/2028	295

	Total Minnesota	4,367

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Mississippi — 0.4%
	Water & Sewer — 0.4%
1,000	Mississippi Development Bank, Water & Sewer System Project, Special Obligation, Rev., AGM, 6.88%, 12/01/2040	1,213

	Montana — 0.1%
	Prerefunded — 0.1%
400	City of Helena, COP, 5.00%, 01/01/2019 (p)	412

	Nebraska — 0.8%
	Utility — 0.8%
2,000	Omaha Public Power District, Electric System, Series A, Rev., 5.00%, 02/01/2042	2,303
185	Public Power Generation Agency, Whelan Energy Center Unit 2, Series A, Rev., 5.00%, 01/01/2034	208

	Total Nebraska	2,511

	New Jersey — 2.3%
	Transportation — 2.3%
10,355	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/2036	4,222
2,670	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Series A-1, Rev., 5.00%, 06/15/2027	2,956

	Total New Jersey	7,178

	New York — 12.1%
	General Obligation — 1.1%
3,500	City of New York, Fiscal Year 2006, Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 1.10%, 03/01/2018 (z)	3,500

	Other Revenue — 3.3%
195	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Subseries E-1, Rev., 5.00%, 02/01/2035	213
1,220	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017, Series B, Subseries B-1, Rev., 5.00%, 08/01/2036	1,390
1,160	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018, Series B-1, Rev., 5.00%, 08/01/2045	1,316
	New York Convention Center Development Corp., Subordinated Lien Hotel Unit fee,
4,970	Series B, Rev., Zero Coupon, 11/15/2055	987
6,500	Series B, Rev., Zero Coupon, 11/15/2056	1,291
4,400	New York State Dormitory Authority, Sales Tax, Series A, Rev., 5.00%, 03/15/2026	5,141

		10,338

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.4%
1,150	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., 5.75%, 06/15/2018 (p)	1,165

	Transportation — 4.2%
	Metropolitan Transportation Authority,
250	Series D, Rev., 5.00%, 11/15/2029	291
400	Series D, Rev., 5.00%, 11/15/2030	465
400	Series D, Rev., 5.00%, 11/15/2031	463
7,790	Port Authority of New York & New Jersey, Consolidated, 93rd Series, Rev., 6.13%, 06/01/2094	9,344
2,500	Triborough Bridge & Tunnel Authority, MTA Bridges And Tunnels, Series C-2, Rev., 5.00%, 11/15/2042	2,866

		13,429

	Utility — 1.5%
4,250	Utility Debt Securitization Authority, Series TE, Rev., 5.00%, 12/15/2041	4,824

	Water & Sewer — 1.6%
3,030	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., 5.75%, 06/15/2040	3,067
1,750	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution, Series A, Rev., 5.00%, 06/15/2037	2,017

		5,084

	Total New York	38,340

	North Dakota — 0.0% (g)
	General Obligation — 0.0% (g)
30	West Fargo Public School District No. 6, Series A, GO, 3.00%, 05/01/2025	31

	Ohio — 2.2%
	Education — 0.6%
	Miami University, A State University of Ohio,
375	Rev., 5.00%, 09/01/2029	438
500	Rev., 5.00%, 09/01/2030	583
650	Rev., 5.00%, 09/01/2031	755

		1,776

	General Obligation — 0.7%
	Greenville City School District, School Improvement,
1,000	GO, 5.25%, 01/01/2038	1,108
1,000	GO, 5.25%, 01/01/2041	1,108

		2,216

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — 0.4%
1,000	County of Warren, Otterbein Homes Obligated Group, Healthcare Facilities, Series A, Rev., 5.50%, 07/01/2039	1,122

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
140	Ohio Water Development Authority, Water Pollution Control Loan Fund, Series A, Rev., 5.00%, 12/01/2029	166

	Prerefunded — 0.5%
	County of Richland, Correctional Facilities Improvement,
500	GO, AGC, 5.88%, 12/01/2018 (p)	516
400	GO, AGC, 6.00%, 12/01/2018 (p)	414
650	GO, AGC, 6.13%, 12/01/2018 (p)	673

		1,603

	Total Ohio	6,883

	Oklahoma — 1.9%
	Other Revenue — 0.5%
1,455	The Edmond Public Works Authority, Sales Tax And Utility System, Rev., 4.00%, 07/01/2041	1,517

	Prerefunded — 0.6%
2,000	Oklahoma City Water Utilities Trust, Water & Sewer System, Series A, Rev., 5.00%, 07/01/2019 (p)	2,093

	Transportation — 0.8%
	Oklahoma Turnpike Authority, Turnpike System, Second Senior,
1,665	Series A, Rev., 5.00%, 01/01/2037	1,877
600	Series C, Rev., 4.00%, 01/01/2042	618

		2,495

	Total Oklahoma	6,105

	Pennsylvania — 4.2%
	General Obligation — 0.8%
730	City of Pittsburgh, GO, 4.00%, 09/01/2031	780
1,245	Nazareth Area School District, Series E, GO, 5.00%, 11/15/2037	1,415
250	Upper Merion Area School District, GO, 5.00%, 01/15/2036	285

		2,480

	Hospital — 0.2%
	Lancaster County Hospital Authority, Health Center, Masonic Villages Project,
510	Rev., 5.00%, 11/01/2036	575
250	Rev., 5.00%, 11/01/2037	281

		856

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 3.2%
10,000	Commonwealth Financing Authority, Tobacco Master Settlement Payment, Series 2018, Rev., AGM, 4.00%, 06/01/2039	10,026

	Total Pennsylvania	13,362

	South Carolina — 6.3%
	General Obligation — 0.0% (g)
10	York County, Capital Improvement, GO, 5.00%, 04/01/2018	10

	Prerefunded — 3.2%
9,515	Laurens County School District No. 056, GO, AGC, SCSDE, 6.13%, 03/01/2019 (p)	9,956

	Utility — 2.9%
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.75%, 01/01/2020 (p)	4,260
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, 6.75%, 01/01/2020	5,030

		9,290

	Water & Sewer — 0.2%
220	City of Anderson, South Carolina Water & Sewer System, Rev., 5.00%, 07/01/2029	256
415	City of Spartanburg, Waterworks and Improvement System, Series B, Rev., 5.00%, 06/01/2039	473

		729

	Total South Carolina	19,985

	South Dakota — 0.1%
	Other Revenue — 0.1%
300	South Dakota State Building Authority, Series A, Rev., 5.00%, 06/01/2022	336

	Tennessee — 0.1%
	General Obligation — 0.1%
250	County of Rutherford, Series B, GO, 5.00%, 04/01/2028	289

	Texas — 7.5%
	Education — 2.1%
	Clifton Higher Education Finance Corp., Idea Public Schools,
1,250	Rev., 6.00%, 08/15/2033	1,443
500	Series B, Rev., 4.00%, 08/15/2023	532
345	Series B, Rev., 5.00%, 08/15/2024	388
460	Series B, Rev., 5.00%, 08/15/2025	520

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Education — continued
	Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital,
1,000	Rev., 5.13%, 09/01/2033	1,087
2,300	Rev., 5.50%, 09/01/2043	2,569
210	University of Texas System, Series A, Rev., 5.00%, 07/01/2031	243

		6,782

	General Obligation — 0.2%
535	City of Carrollton, GO, 5.00%, 08/15/2026	561

	Hospital — 0.3%
940	Harris County Health Facilities Development Corp., Texas Children’s Hospital Project, Rev., 5.50%, 10/01/2019 (p)	970

	Prerefunded — 2.6%
2,200	City of Forney, Independent School District, Series A, GO, PSF-GTD, 5.75%, 08/15/2018 (p)	2,243
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.25%, 12/01/2018 (p)	3,651
2,000	North Texas Tollway Authority, Special Projects System, Series A, Rev., 6.00%, 09/01/2021 (p)	2,278

		8,172

	Transportation — 0.7%
1,965	Dallas-Fort Worth International Airport, Joint Improvement, Series A, Rev., 5.00%, 11/01/2042	2,095

	Utility — 0.6%
1,535	City of Houston, Utility System, Series B, Rev., 5.00%, 11/15/2036	1,752
35	City of San Antonio, Electric & Gas Systems, Rev., 5.00%, 02/01/2032	41

		1,793

	Water & Sewer — 1.0%
2,500	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.75%, 12/01/2032 (p)	3,359

	Total Texas	23,732

	Utah — 0.4%
	Water & Sewer — 0.4%
1,000	Utah Water Finance Agency, Loan Financing Program, Series A, Rev., 5.00%, 03/01/2027	1,188

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Virginia — 1.0%
	General Obligation — 0.4%
	City of Richmond, Public Improvement,
100	Series D, GO, 5.00%, 03/01/2032	123
915	Series D, GO, 5.00%, 03/01/2033	1,128

		1,251

	Transportation — 0.6%
	Capital Region Airport Commission (Richmond International Airport),
350	Series A, Rev., 4.00%, 07/01/2035	367
320	Series A, Rev., 4.00%, 07/01/2036	334
1,000	Virginia Commonwealth Transportation Board, Capital Projects, Series A, Rev., 4.00%, 05/15/2036	1,047

		1,748

	Total Virginia	2,999

	Washington — 5.5%
	Education — 1.4%
4,050	Western Washington University, Housing & Dining System, Junior Lien, Series A, Rev., AMBAC, 5.50%, 10/01/2022	4,481

	General Obligation — 2.5%
	State of Washington, Various Purpose,
5,745	Series A, GO, 5.00%, 08/01/2041	6,521
1,000	Series C, GO, 5.00%, 02/01/2034	1,146

		7,667

	Prerefunded — 1.6%
5,000	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.00%, 08/15/2018 (p)	5,081

	Utility — 0.0% (g)
25	Energy Northwest, Electric Revenue, Columbia Generating Station, Series A, Rev., 5.00%, 07/01/2018	25

	Total Washington	17,254

	Total Municipal Bonds (Cost $290,401)	302,974

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.1%
	Investment Company — 3.1%
9,885	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.25% (b) (l) (Cost $9,885)	9,885

	Total Investments — 99.0% (Cost $300,286)	312,859
	Other Assets in Excess of Liabilities — 1.0%	3,166

	NET ASSETS — 100.0%	$316,025

Percentages indicated are based on net assets.

Futures contracts outstanding as of February 28, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(55)	06/2018	USD	(6,604)	(12)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 94.6% (t)
	Alabama — 0.2%
	Education — 0.0% (g)
	Alabama Public School & College Authority,
55	Series A, Rev., 5.00%, 05/01/2018	55
25	Series B, Rev., 5.00%, 03/01/2018	25
20	Series B, Rev., 5.00%, 05/01/2018	20
25	Series C, Rev., 5.00%, 09/01/2018	26
45	Madison County Board of Education, Tax Anticipation Warrants, Rev., 5.00%, 09/01/2018	46
70	University of Montevallo, Rev., 2.00%, 05/01/2018	70

		242

	General Obligation — 0.0% (g)
25	City of Orange Beach, GO, AGC, 5.00%, 10/01/2018	26
20	County of Baldwin, GO, 4.00%, 06/01/2018	20
40	County of Mobile, Series A, GO, 4.00%, 06/01/2018	40

		86

	Housing — 0.2%
2,890	Alabama Housing Finance Authority Multi-Family Housing, Summit Ridge Apartments Project, Series D, Rev., FHA, 1.35%, 07/01/2019 (z)	2,873

	Prerefunded — 0.0% (g)
	Madison County Board of Education, Tax Anticipation Warrants,
25	Rev., AGC, 4.80%, 09/01/2018 (p)	25
45	Rev., AGC, 5.13%, 09/01/2018 (p)	46
20	Smiths Water & Sewer Authority, Series 2009, Rev., AGC, 5.00%, 06/01/2018 (p)	20

		91

	Utility — 0.0% (g)
400	The Black Belt Energy Gas District Gas Supply, Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 06/01/2021 (z)	423

	Total Alabama	3,715

	Alaska — 0.0% (g)
	General Obligation — 0.0% (g)
35	Borough of North Slope, Series A, GO, 5.50%, 06/30/2018	35
40	Municipality of Anchorage, General Purpose, Series B, GO, 5.00%, 08/01/2018	41

		76

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — 0.0% (g)
50	Alaska Housing Finance Corp., State Capital Project Bonds II, Series A, Rev., 3.00%, 06/01/2018	50

	Total Alaska	126

	Arizona — 0.4%
	Certificate of Participation/Lease — 0.2%
	Arizona State University,
750	Series 2018A, COP, 5.00%, 06/01/2018	757
1,450	Series 2018A, COP, 5.00%, 06/01/2019	1,513
1,000	Series 2018A, COP, 5.00%, 06/01/2020	1,074
30	County of Maricopa, COP, 5.00%, 07/01/2018	30

		3,374

	Education — 0.0% (g)
	University of Arizona,
45	Series A, Rev., 5.00%, 06/01/2018	45
1,000	Series B, Rev., 5.00%, 07/01/2018	1,012

		1,057

	General Obligation — 0.1%
25	City of Casa Grande, Series A, GO, 2.00%, 08/01/2018	25
60	City of Flagstaff, Series B, GO, 4.00%, 07/01/2018	61
25	City of Goodyear, GO, AGM, 6.00%, 07/01/2018	25
	City of Mesa,
20	GO, AGM, 4.55%, 07/01/2028	20
40	GO, NATL-RE, 5.00%, 07/01/2018 (p)	41
15	City of Phoenix, Series C, GO, 4.00%, 07/01/2018	15
150	Estrella Mountain Ranch Community Facilities District, GO, AGM, 4.00%, 07/15/2018	151
20	Madison Elementary School District No. 38, Series A, GO, 3.00%, 07/01/2018	20
65	Maricopa County Community College District, Series C, GO, 5.00%, 07/01/2018	66
	Maricopa County Union High School District No. 201, School Improvement,
375	GO, 3.00%, 07/01/2018	377
275	GO, 3.00%, 07/01/2019	280
30	Pima County Unified School District No. 1, GO, 4.00%, 07/01/2018	30
115	Summit Fire & Medical District, GO, 2.00%, 07/01/2018	115

		1,226

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,100	Coconino County Pollution Control Corp., Nevada Power Company Projects, Series B, Rev., 1.60%, 05/21/2020 (z)	1,090

	Other Revenue — 0.0% (g)
30	City of Casa Grande, Rev., 5.00%, 04/01/2018	30
20	City of Flagstaff, Rev., 5.00%, 07/01/2018	20
40	City of Phoenix, Civic Improvement Corp., Series A, Rev., 4.00%, 07/01/2018	40
20	Gilbert Public Facilities Municipal Property Corp., Revenue Refunding Bonds, Rev., 4.00%, 07/01/2019	21
450	Santa Cruz County Jail District, Rev., AGM, 2.00%, 07/01/2018	451
45	Scottsdale Municipal Property Corp., Excise Tax, Rev., 5.00%, 07/01/2018	46
20	Scottsdale Preserve Authority, Excise Tax, Rev., 4.00%, 07/01/2018	20

		628

	Prerefunded — 0.0% (g)
35	Arizona Department of Transportation State Highway Fund, Series B, Rev., 5.00%, 07/01/2018 (p)	35
20	Scottsdale Municipal Property Corp., Excise Tax, Water & Sewer Development Project, Series A, Rev., 5.00%, 07/01/2018 (p)	20
40	State of Arizona, Series A, COP, AGM, 5.00%, 03/01/2018 (p)	40

		95

	Transportation — 0.0% (g)
	Arizona Department of Transportation State Highway Fund,
30	Series A, Rev., 5.00%, 07/01/2018	30
400	Series A, Rev., 5.00%, 07/01/2020	431
20	Arizona Transportation Board, Series A, Rev., GRAN, 4.00%, 07/01/2018	20
	Arizona Transportation Board, Maricopa County Regional Area Road Fund,
30	Rev., 5.00%, 07/01/2018	31
20	Series 2009, Rev., 5.00%, 07/01/2018	20
20	Maricopa County, Regional Public Transportation Authority, Excise Tax Revenue, Public Transportation Fund, Series A, Rev., 5.00%, 07/01/2018	20

		552

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.0% (g)
	Salt River Project Agricultural Improvement & Power District, Electric System,
20	Series A, Rev., 5.00%, 12/01/2018	21
25	Series B, Rev., 4.00%, 12/01/2018	25

		46

	Water & Sewer — 0.0% (g)
	Arizona Water Infrastructure Finance Authority, Water Quality,
540	Rev., 4.00%, 10/01/2020 (p)	571
10	Series A, Rev., 5.00%, 10/01/2018	10
	City of Phoenix, Civic Improvement Corp.,
25	Rev., 5.00%, 07/01/2018	25
20	Rev., 5.00%, 07/01/2018	20
	City of Tucson, Water System,
25	Rev., 4.00%, 07/01/2018	25
35	Series A, Rev., 5.00%, 07/01/2018	36
35	County of Pima, Sewer System, Series B, Rev., 5.00%, 07/01/2018	35
45	Scottsdale Municipal Property Corp., Excise Tax, Water & Sewer Development Project, Series A, Rev., 5.00%, 07/01/2018	46

		768

	Total Arizona	8,836

	Arkansas — 0.2%
	Education — 0.0% (g)
120	Arkansas Technical University, Athletic Enterprises, Series A, Rev., 3.00%, 06/01/2019	122
	Arkansas Technical University, Student Fee,
200	Series A, Rev., 3.00%, 06/01/2018	201
200	Series A, Rev., 3.00%, 06/01/2019	203

		526

	General Obligation — 0.0% (g)
200	City of Fayetteville, Library Improvement, GO, 3.00%, 01/01/2020	204
20	City of Little Rock, GO, 4.00%, 03/01/2019	21

		225

	Housing — 0.0% (g)
	Arkansas Technical University, Housing System,
210	Series A, Rev., 3.00%, 06/01/2018	211
225	Series A, Rev., 3.00%, 06/01/2019	229

		440

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 0.1%
500	Arkansas Development Finance Authority, 900 West Capitol Building Project, Rev., 3.00%, 04/01/2021	513
	City of Little Rock,
300	Rev., 2.00%, 10/01/2018	301
500	Rev., 3.00%, 10/01/2019	510

		1,324

	Water & Sewer — 0.1%
100	City of Little Rock, Water Reclamation System, Rev., 1.15%, 10/01/2018	99
	Northwest Arkansas Conservation Authority, Wastewater,
125	Rev., 3.00%, 03/01/2018	125
220	Rev., 3.00%, 03/01/2019	224
280	Rev., 3.00%, 03/01/2020	294

		742

	Total Arkansas	3,257

	California — 2.1%
	Education — 0.3%
6,000	University of California, Series AL-2, Rev., VRDO, 1.05%, 03/08/2018 (z)	6,000
20	University of California, Limited Project, Series E, Rev., 4.00%, 05/15/2018	20

		6,020

	General Obligation — 0.2%
20	Beverly Hills Unified School District, GO, 5.50%, 05/01/2018	20
25	City & County of San Francisco, Public Health & Safety, Series A, GO, 5.00%, 06/15/2018	25
20	Grossmont-Cuyamaca Community College District, Election of 2012, Series 2012A, GO, 4.00%, 08/01/2018	20
1,710	Hayward Unified School District, Election of 2014, GO, AGM, 3.00%, 08/01/2018	1,721
45	Los Angeles Community College District, Series C, GO, 5.00%, 08/01/2018	46
250	Mount San Antonio Community College District, GO, BAN, Zero Coupon, 04/01/2022	231
25	Pittsburg Unified School District, GO, AGM, 4.00%, 08/01/2018	25
20	San Diego Community College District, GO, 4.00%, 08/01/2018	20
20	San Francisco Unified School District, Proposition A, Election of 2011, Series A, GO, 5.00%, 06/15/2018	20
500	San Leandro Unified School District, GO, 3.00%, 08/01/2018	504

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
750	San Leandro Unified School District, Election of 2016, Series A, GO, 3.00%, 08/01/2018	755
40	San Ramon Valley Unified School District, GO, 4.00%, 08/01/2018	41
	State of California, Economic Recovery,
25	Series A, GO, 5.00%, 07/01/2018 (p)	26
20	Series A, GO, 5.00%, 07/01/2018 (p)	20
25	State of California, Various Purpose, GO, 5.00%, 04/01/2018	25

		3,499

	Hospital — 0.0% (g)
100	California Public Finance Authority, Henry Mayo Newhall Hospital, Rev., 5.00%, 10/15/2020	107
	Pioneers Memorial Healthcare District,
255	Rev., 3.00%, 10/01/2019	254
265	Rev., 3.00%, 10/01/2020	263

		624

	Housing — 0.1%
2,480	California Municipal Finance Authority, Providence House Oakland, Rev., 1.10%, 05/01/2018 (z)	2,479

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
10,000	California Pollution Control Financing Authority, Solid Waste Disposal, Republic Services, Inc. Project, Series 2010B, Rev., 1.45%, 05/01/2018 (e) (z)	9,990

	Other Revenue — 0.1%
1,000	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust, Series A-4, Rev., (ICE LIBOR USD 3 Month + 0.37%, 8.00% Cap), 1.61%, 04/02/2018 (aa)	1,014
75	California Statewide Communities Development Authority, Front Porch Communities & Services, Rev., 5.00%, 04/01/2020	80
20	Los Angeles Convention & Exhibit Center Authority, Series A, Rev., 4.50%, 08/15/2018 (p)	20
35	Los Angeles County Public Works Financing Authority, Los Angeles County Regional Park & Open Space, Rev., AGM, 5.25%, 10/01/2018	36
25	Riverside County Redevelopment Successor Agency, Jurupa Valley Redevelopment Project, Series B, Rev., AGM, 4.00%, 10/01/2018	26

		1,176

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 0.0% (g)
20	Cajon Valley Union School District, Election of 2008, Series 2008A, GO, 4.00%, 08/01/2018 (p)	20
80	Imperial Irrigation District Electric System, Series A, Rev., 5.25%, 11/01/2018 (p)	82
40	Kern County Water Agency Improvement District No. 4, Series A, COP, AGC, 5.00%, 05/01/2018 (p)	40
40	State of California, Department of Water Resources, Central Valley Project, Rev., 5.00%, 06/01/2018 (p)	40
	State of California, Department of Water Resources, Power Supply,
20	Series F-3, Rev., 5.00%, 05/01/2018 (p)	20
30	Series H, Rev., AGM, 4.25%, 05/01/2018 (p)	31
20	Series H, Rev., 5.00%, 05/01/2018 (p)	20
20	Series H, Rev., AGM, 5.00%, 05/01/2018 (p)	20

		273

	Transportation — 0.0% (g)
25	Bay Area Toll Authority, Rev., 4.00%, 04/01/2018	25
650	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., 1.88%, 04/01/2019 (z)	652
30	City of Los Angeles, Department of International Airports, Series A, Rev., 5.00%, 05/15/2018	30
40	Riverside County Transportation Commission, Limited Tax, Series A, Rev., 5.00%, 06/01/2018	41
20	San Diego County Regional Transportation Commission, Sales Tax, Series B, Rev., 4.00%, 04/01/2018	20

		768

	Utility — 0.3%
6,900	California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Series G, Rev., 1.05%, 12/01/2018	6,865
20	Los Angeles Department of Water & Power, Power System, Series A, Rev., 5.00%, 07/01/2018	20

		6,885

	Water & Sewer — 0.6%
12,000	California State Department of Water Resources, Central Valley Project Water System, Series AU, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.22%, 8.00% Cap), 1.31%, 03/08/2018 (aa)	12,114

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
20	Chino Hills Financing Authority, Rev., 4.00%, 06/01/2018	20
	State of California, Department of Water Resources, Power Supply,
20	Series G-11, Rev., 4.70%, 05/01/2018	20
25	Series G-11, Rev., 4.88%, 05/01/2018	25
60	Series K, Rev., 5.00%, 05/01/2018	61
20	Series N, Rev., 5.00%, 05/01/2018	20

		12,260

	Total California	43,974

	Colorado — 1.2%
	General Obligation — 0.1%
120	Adams 12 Five Star Schools, GO, 5.00%, 12/15/2018	123
	City of Aurora, Sterling Hills West Metropolitan District,
100	GO, 5.00%, 12/01/2018	102
110	GO, 5.00%, 12/01/2019	115
100	GO, 5.00%, 12/01/2020	106
255	Denver City & County School District No. 1, Series B, GO, 4.00%, 12/01/2019 (p)	265
20	Douglas County School District No. Re-1, Douglas & Elbert Counties, Series B, GO, 5.00%, 12/15/2018	21
20	Mesa County Valley, School District No. 51, Grand Junction, GO, 4.00%, 12/01/2018	20
25	Pueblo County School District No. 70, GO, NATL-RE, 5.00%, 12/01/2018	26

		778

	Hospital — 0.1%
	Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project,
395	Series 2017B, Rev., 5.00%, 05/15/2021	426
345	Series A, Rev., 5.00%, 05/15/2018	347
	Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project,
100	Rev., 3.00%, 09/01/2018	101
310	Rev., 3.00%, 09/01/2019	315
50	Colorado Health Facilities Authority, Sisters of Charity of Leavenworth Health System, Inc., Series A, Rev., 3.88%, 01/01/2019	51
	Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project,
500	Rev., 5.00%, 06/01/2018	504
200	Rev., 5.00%, 06/01/2019	207
400	Rev., 5.00%, 06/01/2020	422

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
380	University of Colorado Hospital Authority, Series C-1, Rev., 4.00%, 03/01/2020 (z)	393

		2,766

	Housing — 0.3%
5,000	Adams County Colorado Housing Authority Multifamily Housing, Baker School Apartment Project, Rev., 1.50%, 11/01/2019 (z)	4,982

	Other Revenue — 0.3%
425	Pueblo Urban Renewal Authority, Sales Tax Increment, Regional Tourism Act Project, Rev., 2.25%, 06/01/2018	424
6,000	State of Colorado, General Fund, Series A, Rev., TRAN, 4.00%, 06/27/2018	6,051

		6,475

	Prerefunded — 0.0% (g)
20	Rio Blanco County School District No. Re-1, GO, 5.00%, 12/01/2018 (p)	21

	Transportation — 0.0% (g)
35	Denver City & County, Department of Aviation Airport System, Series A, Rev., 5.00%, 11/15/2018	36
500	E-470 Public Highway Authority, Senior LIBOR Index, Series A, Rev., (ICE LIBOR USD 1 Month + 0.90%, 10.00% Cap), 1.99%, 03/08/2018 (aa)	503
25	Regional Transportation District, Sales Tax, Series A, Rev., 5.25%, 11/01/2018	26

		565

	Utility — 0.4%
8,020	City of Colorado Springs, Utilities System Improvement & Refunding, Series B, Rev., VRDO, 1.08%, 03/08/2018 (z)	8,020
200	Colorado Water Resources & Power Development Authority, Clean Water, Series A, Rev., 5.00%, 03/01/2020	213

		8,233

	Water & Sewer — 0.0% (g)
100	City of Boulder, Water & Sewer Revenue, Series 2012, Rev., 5.00%, 12/01/2018	103
25	Metro Wastewater Reclamation District, Sewer Revenue, Series A, Rev., 5.00%, 04/01/2018	25

		128

	Total Colorado	23,948

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Connecticut — 3.5%
	Education — 0.0% (g)
470	State of Connecticut, Health & Educational Facility Authority, Ascension Health Credit Group, Series B, Rev., 1.65%, 03/01/2019 (z)	469

	General Obligation — 2.7%
8,000	City of Danbury, GO, BAN, 2.00%, 07/19/2018	8,021
115	City of Hartford, Series B, GO, 4.00%, 04/01/2020 (p)	120
	City of New Haven,
5,300	GO, TAN, 2.50%, 05/15/2018	5,309
100	Series A, GO, 3.00%, 08/01/2018	100
750	Series A, GO, 5.25%, 08/01/2019	784
	City of Waterbury,
430	Series A, GO, 3.00%, 11/15/2018	434
485	Series A, GO, 3.00%, 11/15/2019	494
265	Series B, GO, 3.00%, 09/01/2018	267
325	Series B, GO, 3.00%, 09/01/2019	330
215	City of West Haven, Series A, GO, 3.00%, 11/01/2018	215
12,000	Hartford County, Connecticut Metropolitan District, Series B, GO, BAN, 3.00%, 08/01/2018	12,053
	State of Connecticut,
160	Series B, GO, AMBAC, 5.25%, 06/01/2018	161
5,235	Series C, GO, VRDO, 1.22%, 03/08/2018 (z)	5,235
475	Series C, GO, 5.00%, 12/01/2020	498
150	Series E, GO, 5.00%, 09/01/2019	157
11,575	Series F, GO, 5.00%, 11/15/2019	12,155
200	Series G, GO, 5.00%, 11/01/2021	218
7,000	Tender Option Bond Trust Receipts/Certificates, Series 2017-YX1047, GO, VRDO, LIQ: Barclays Bank plc, 1.15%, 03/08/2018 (e) (z)	7,000
20	Town of Groton Court, Lot A, GO, 4.00%, 10/01/2018	20
2,250	Town of Hamden, GO, BAN, 3.00%, 08/23/2018	2,268
15	Town of New Canaan, Series A, GO, 5.00%, 04/01/2018	15

		55,854

	Housing — 0.6%
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
4,905	Series C-1, Rev., VRDO, 1.07%, 03/08/2018 (z)	4,905
5,080	Series F-5, Rev., AMT, GNMA/FNMA/FHLMC, 1.30%, 11/15/2018 (z)	5,071

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
910	Norwalk Housing Authority, Multifamily Housing, Cedar Court Apartments Project, Rev., 1.25%, 06/01/2018 (z)	909

		10,885

	Other Revenue — 0.2%
25	State of Connecticut, Revolving Fund, Series A, Rev., 4.00%, 06/01/2018	25
4,550	Tender Option Bond Trust Receipts/Certificates, Series 2017-YX1077, Rev., VRDO, LIQ: Barclays Bank plc, 1.15%, 03/08/2018 (e) (z)	4,550

		4,575

	Prerefunded — 0.0% (g)
150	Connecticut State Health & Educational Facility Authority, Rev., BHAC-CR NATL-RE, 5.00%, 07/01/2018 (p)	152
100	Connecticut State Health & Educational Facility Authority, The Loomis Chafee School, Series G, Rev., 4.50%, 07/01/2018 (p)	101
100	South Central Connecticut Regional Water Authority, Water System, Rev., NATL-RE, 5.00%, 08/01/2018 (p)	102
25	State of Connecticut, Health & Educational Facility Authority, Quinnipiac University, Rev., NATL-RE, 5.00%, 07/01/2018 (p)	25
30	Town of Old Saybrook, GO, 3.00%, 11/01/2018 (p)	30

		410

	Total Connecticut	72,193

	Delaware — 0.0% (g)
	Housing — 0.0% (g)
30	Delaware State Housing Authority, Senior Single Family Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 3.90%, 07/01/2018	30

	Prerefunded — 0.0% (g)
45	Delaware Transportation Authority, Series A, Rev., 4.00%, 07/01/2018 (p)	46

	Transportation — 0.0% (g)
	Delaware Transportation Authority,
15	Rev., 5.00%, 07/01/2018	15
40	Series A, Rev., 5.00%, 07/01/2018	41

		56

	Utility — 0.0% (g)
25	Sustainable Energy Utility, Inc., Energy Efficiency, Rev., 4.00%, 09/15/2018	25

	Total Delaware	157

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	District of Columbia — 0.5%
	General Obligation — 0.0% (g)
20	District of Columbia, Series F, GO, BHAC, 5.00%, 06/01/2018	20

	Other Revenue — 0.5%
915	District of Columbia, American Society, Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.22%, 03/08/2018 (z)	915
20	District of Columbia, Income Tax Revenue, Series C, Rev., 5.00%, 12/01/2018	21
20	District of Columbia, Income Tax Secured, Series A, Rev., 5.00%, 12/01/2018	20
9,675	District of Columbia, Medlantic/Helix Issue, Tranche II, Series A, Rev., VRDO, LOC: TD Bank NA, 1.08%, 03/08/2018 (z)	9,675

		10,631

	Prerefunded — 0.0% (g)
25	District of Columbia, Children’s Hospital, Rev., AGM, 5.25%, 07/15/2018 (p)	26

	Transportation — 0.0% (g)
20	Metropolitan Washington Airports Authority, Series B, Rev., 4.00%, 10/01/2018	20

	Total District of Columbia	10,697

	Florida — 3.0%
	Certificate of Participation/Lease — 0.0% (g)
30	Lee County School Board, Series B, COP, 5.00%, 08/01/2018	31
25	Palm Beach County School District, Series B, COP, 5.00%, 08/01/2018	25
450	Walton County District School Board, COP, 4.00%, 07/01/2018	454

		510

	Education — 0.0% (g)
20	Board of Governors of the University of Florida, Housing Facility Revenue, Series A, Rev., 5.00%, 05/01/2018	20
	Florida State Board of Education, Lottery,
20	Series B, Rev., 5.00%, 07/01/2018	20
20	Series C, Rev., 5.00%, 07/01/2018	20
50	Volusia County School Board, Sales Tax, Rev., 5.00%, 10/01/2018	51

		111

	General Obligation — 0.1%
	City of Lauderhill,
175	GO, 3.00%, 01/01/2019	177
460	GO, 3.00%, 01/01/2020	470
425	GO, 3.00%, 01/01/2021	437

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	County of Miami-Dade, Building Better Communities Program,
55	GO, 5.00%, 07/01/2018	56
25	Series A, GO, 4.00%, 07/01/2018	25
20	County of Miami-Dade, Double Barreled Aviation, Series 2010, GO, 5.00%, 07/01/2018	20
25	County of Sarasota, Environmentally Sensitive, GO, 4.00%, 10/01/2018 (p)	26
	Florida State Board of Education, Public Education Capital Outlay,
10	Series B, GO, 5.00%, 06/01/2018	10
20	Series D, GO, 5.00%, 06/01/2018	20
315	Florida State Department of Transportation, Right-of-Way Acquisition & Bridge Construction, Series B, GO, 5.00%, 07/01/2018	319

		1,560

	Hospital — 1.0%
15,000	Highlands County Health Facilities Authority, Adventist Health System, Series A, Rev., VRDO, 1.08%, 03/08/2018 (z)	15,000
6,240	Orange County Health Facilities Authority, The Nemours Foundation Project, Series C-2, Rev., VRDO, LOC: TD Bank NA, 1.07%, 03/08/2018 (z)	6,240

		21,240

	Housing — 0.1%
2,000	Pinellas County Housing Finance Authority, Multi-Family Housing, Boca Ciega Townhomes, Rev., 0.95%, 09/01/2018	1,996

	Industrial Development Revenue/Pollution Control Revenue — 0.7%
	Florida Department of Environmental Protection,
20	Series A, Rev., 5.00%, 07/01/2018	20
35	Series A, Rev., 5.00%, 07/01/2018	36
20	Series B, Rev., 5.00%, 07/01/2018	20
14,065	Florida Department of Environmental Protection, Everglades Restoration, Series B, Rev., VRDO, AGC, 1.13%, 03/08/2018 (z)	14,065

		14,141

	Other Revenue — 0.1%
745	City of Cape Coral, Water & Sewer, Rev., AGM, 1.40%, 09/01/2018	743

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	City of Orlando,
30	Series B, Rev., 5.00%, 10/01/2018	31
20	Series B, Rev., 5.00%, 10/01/2018	20
40	County of Hillsborough, Rev., 5.00%, 08/01/2018	41
40	County of Pasco, Series A, Rev., 5.00%, 12/01/2018	41
25	Osceola County, Sales Tax, Rev., AGC, 4.00%, 10/01/2018 (p)	25

		901

	Prerefunded — 0.9%
	Broward County School Board,
10	Series A, COP, AGM, 4.50%, 07/01/2018 (p)	10
20	Series A, COP, AGM, 4.75%, 07/01/2018 (p)	20
	County of Miami-Dade, Miami International Airport,
20	Series B, Rev., AGM, 5.00%, 10/01/2018 (p)	20
25	Series B, Rev., AGC, 5.00%, 10/01/2018 (p)	26
	County of Miami-Dade, Transit System,
20	Rev., AGM, 5.00%, 07/01/2018 (p)	20
16,965	Series 2008, Rev., AGM, 5.00%, 07/01/2018 (p)	17,165
20	County of Miami-Dade, Transit System Sales Surtax, Rev., AGM, 5.00%, 07/01/2018 (p)	20
20	County of Sarasota, Series A, Rev., 4.13%, 10/01/2018 (p)	20
	Florida State Municipal Power Agency,
20	Rev., AGM-CR, 5.00%, 10/01/2018 (p)	20
85	Rev., 5.25%, 10/01/2018 (p)	87
200	Series A, Rev., 5.00%, 10/01/2018 (p)	204
40	Halifax Hospital Medical Center, Daytona Beach, Series B-2, Rev., AGM, 5.38%, 06/01/2018 (p)	41
105	JEA Electric System, Series 3-A, Rev., 2.50%, 10/01/2018 (p)	106

		17,759

	Transportation — 0.0% (g)
100	County of Miami-Dade, Aviation, Series B, Rev., 5.00%, 10/01/2018	102
25	Orlando-Orange County Expressway Authority, Series B, Rev., AGM, 5.00%, 07/01/2018	25
75	State of Florida, Department of Transportation, Turnpike Authority, Series A, Rev., 5.00%, 07/01/2018	76

		203

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 0.1%
35	County of Charlotte, Utility System, Rev., AGM, 5.00%, 10/01/2018	36
110	JEA Electric System, Series 3-A, Rev., 4.00%, 10/01/2018	112
2,475	Orlando Utilities Commission, Series B, Rev., VRDO, 1.12%, 03/08/2018 (z)	2,475
120	Reedy Creek Improvement District Utility Revenue, Series 2, Rev., 5.00%, 10/01/2019	126

		2,749

	Water & Sewer — 0.0% (g)
25	City of Fort Lauderdale, Water & Sewer, Rev., 5.00%, 03/01/2018	25
20	Florida Water Pollution Control Financing Corp., Water Pollution Control, Series A, Rev., 5.00%, 07/15/2018	20

		45

	Total Florida	61,215

	Georgia — 1.2%
	General Obligation — 0.6%
5,650	Clarke County Board of Education, GO, 5.00%, 09/01/2022	6,387
60	County of Meriwether, GO, 2.00%, 03/01/2018	60
	Dougherty County School District, Sales Tax,
1,775	Series 2018, GO, 4.00%, 12/01/2019	1,850
1,250	Series 2018, GO, 4.00%, 12/01/2020	1,326
	Hall County School District,
1,500	Series 2018, GO, 5.00%, 11/01/2019	1,586
1,250	Series 2018, GO, 5.00%, 11/01/2020	1,359
250	Jackson County School District, GO, 5.00%, 03/01/2019	259
20	McDuffie County School District, Sales Tax, GO, 4.00%, 05/01/2018	20
150	Morgan County Georgia School District, GO, 5.00%, 05/01/2018	151

		12,998

	Hospital — 0.0% (g)
25	Fulton County Development Authority, Catholic Health East Issue, Rev., 3.75%, 11/15/2018 (p)	25
100	Richmond County Hospital Authority, University Health Services, Inc. Project, Rev., 5.00%, 01/01/2022	111

		136

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.1%
	Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project,
200	Series 2017, Rev., 5.00%, 07/01/2019	209
275	Series 2017, Rev., 5.00%, 07/01/2020	295
370	Series 2017, Rev., 5.00%, 07/01/2021	406
300	Series 2017, Rev., 5.00%, 07/01/2022	335

		1,245

	Prerefunded — 0.0% (g)
25	Athens-Clarke County Unified Government Development Authority, UGAREF Central Precinct, LLC Project, Rev., 5.00%, 06/15/2018 (p)	25
25	County of McDuffie, GO, AGC, 5.25%, 04/01/2018 (p)	25

		50

	Utility — 0.4%
8,405	Municipal Electric Authority of Georgia, Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.10%, 03/08/2018 (z)	8,405

	Water & Sewer — 0.1%
25	Douglasville-Douglas County Water & Sewer Authority, Rev., 5.00%, 06/01/2018	25
	East Point Building Authority, Water & Sewer Project,
1,000	Rev., AGM, 4.00%, 02/01/2019	1,023
550	Rev., AGM, 5.00%, 02/01/2020	584

		1,632

	Total Georgia	24,466

	Hawaii — 0.3%
	General Obligation — 0.3%
5,000	City & County of Honolulu, Rail Transit Project, GO, (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.30%, 8.00% Cap), 1.39%, 03/08/2018 (aa)	5,022
235	County of Maui, Series 2012, GO, 5.00%, 06/01/2019	245
15	State of Hawaii, Series DT, GO, 4.00%, 11/01/2018	15

		5,282

	Transportation — 0.0% (g)
20	State of Hawaii, Highway, Rev., 5.50%, 07/01/2018	20

	Water & Sewer — 0.0% (g)
45	City & County of Honolulu, Wastewater System, Series A, Rev., 5.00%, 07/01/2018	46

	Total Hawaii	5,348

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Idaho — 0.6%
	General Obligation — 0.0% (g)
30	Ada & Boise Counties Independent School District, Idaho Independent School District, Series B, GO, 4.00%, 08/01/2018	30

	Hospital — 0.6%
12,500	Idaho Health Facilities Authority, CHE Trinity Health Credit Group, Series 2013ID, Rev., VRDO, 1.10%, 05/01/2018 (z)	12,499

	Prerefunded — 0.0% (g)
30	Idaho Bond Bank Authority, Series C, Rev., 5.63%, 09/15/2018 (p)	30
50	Idaho Housing & Finance Association, Federal Highway, Series G, Rev., GRAN, AGC, 5.25%, 07/15/2018 (p)	51

		81

	Total Idaho	12,610

	Illinois — 6.5%
	Certificate of Participation/Lease — 0.1%
	University of Illinois,
1,000	Series A, COP, 5.00%, 10/01/2019	1,043
1,215	Series C, COP, 5.00%, 03/15/2018	1,217

		2,260

	Education — 1.7%
5,500	Illinois Educational Facilities Authority, University of Chicago, Series B-1, Rev., 1.80%, 02/13/2020 (z)	5,511
	Illinois Finance Authority, Chicago International Charter School Project, Refunding & Improvement,
300	Rev., 3.00%, 06/01/2018	300
125	Rev., 3.00%, 12/01/2018	126
185	Rev., 3.00%, 12/01/2019	186
15,957	Illinois Finance Authority, The University of Chicago, Rev., VRDO, 1.09%, 03/08/2018 (z)	15,957
300	Peoria Public Building Commission, School District No. 150 Project, Rev., 5.00%, 12/01/2019	315
315	University of Illinois, Auxiliary Facilities System, Series A, Rev., 5.00%, 04/01/2019	325
11,165	University of Illinois, Health Services System, Series 2008, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.12%, 03/08/2018 (z)	11,165
	Will County, Community Consolidated School District No. 70-C Laraway, Lease Certificates,
355	Series A, Rev., AGM, 4.00%, 12/01/2018	360
370	Series A, Rev., AGM, 4.00%, 12/01/2019	381

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
385	Series A, Rev., AGM, 4.00%, 12/01/2020	401
400	Series A, Rev., AGM, 4.00%, 12/01/2021	421

		35,448

	General Obligation — 1.9%
	Adams County School District No. 172,
270	GO, AGM, 4.00%, 02/01/2019	275
300	GO, AGM, 4.00%, 02/01/2020	309
300	GO, AGM, 4.00%, 02/01/2021	313
330	Buffalo Grove Park District, Lake & Cook Counties, GO, 2.00%, 12/30/2020	330
175	Chicago Park District, Series C, GO, 5.00%, 01/01/2022	190
	Chicago Park District, Limited Tax,
50	Series B, GO, 4.00%, 01/01/2020	52
225	Series B, GO, 5.00%, 01/01/2020	236
100	Series B, GO, 5.00%, 01/01/2021	107
100	Chicago Park District, Unlimited Tax, Series C, GO, 3.00%, 01/01/2020	101
	City of Calumet,
150	Series 2018, GO, 4.00%, 03/01/2019	153
150	Series 2018, GO, 4.00%, 03/01/2020	154
	City of Rock Island,
100	Series A, GO, AGM, 2.00%, 12/01/2018	100
130	Series A, GO, AGM, 2.00%, 12/01/2019	130
130	Series A, GO, AGM, 3.00%, 12/01/2021	132
120	Series B, GO, AGM, 2.00%, 12/01/2018	120
150	Series B, GO, AGM, 2.00%, 12/01/2019	150
200	Series B, GO, AGM, 3.00%, 12/01/2020	203
200	Series B, GO, AGM, 3.00%, 12/01/2021	203
380	Clinton & St. Clair Counties Community Unit School District No. 3, School Building, GO, 5.00%, 12/01/2019	396
20	Cook County High School District No. 204, Lyons Township, GO, 4.00%, 12/15/2018	20
	Cook County Township High School District No. 208 Riverside-Brookfield,
920	Series C, GO, 3.00%, 12/15/2018	930
690	Series C, GO, 3.00%, 12/15/2019	705
150	Cook County, Proviso Township High School District No. 209, Series B, GO, AGM, 4.00%, 12/01/2018	153
	County of Cook,
1,200	Series 2018, GO, 3.00%, 11/15/2018	1,211
800	Series 2018, GO, 5.00%, 11/15/2019	841
900	Series 2018, GO, 5.00%, 11/15/2020	969
700	Series 2018, GO, 5.00%, 11/15/2021	769

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
150	Series A, GO, 5.00%, 11/15/2018	153
355	Series A, GO, 5.00%, 11/15/2021	390
100	Series C, GO, 4.25%, 11/15/2018	102
180	Series C, GO, 5.00%, 11/15/2022	200
185	County of Winnebago, Series C, GO, 2.00%, 12/30/2018	186
50	County of Winnebago, General Funds Alternate Revenue Source, Series A, GO, AGC, 4.00%, 12/30/2018	51
200	County of Winnebago, Illinois Tax Alternate Revenue Source, Series D, GO, 2.50%, 12/30/2018	201
25	Du Page Cook & Will Counties Community College District No. 502, Series A, GO, 5.00%, 06/01/2018	25
830	DuPage County Community High School District No. 94, GO, 4.00%, 01/01/2019	846
60	Ford etc. Counties Community Unit School District No. 10 Paxton-Buckley-Loda, School Building, Series A, GO, AGM, 4.00%, 12/01/2018	61
60	Fox Valley Park District, Series B, GO, 4.00%, 12/15/2018	61
1,595	Grundy & Will Counties Community Unit School District No. 1 Coal City, GO, 4.00%, 02/01/2020	1,650
	Jackson County Community Unit School District No. 186,
200	GO, AGM, 4.00%, 12/01/2019	206
265	GO, AGM, 4.00%, 12/01/2020	276
	Kendall Kane & Will Counties Community Unit School District No. 308,
360	Series B, GO, 3.00%, 10/01/2018	363
120	Series B, GO, 4.00%, 10/01/2019	124
225	Series B, GO, 4.00%, 10/01/2020	235
255	Series B, GO, 4.00%, 10/01/2021	270
1,375	Series B, GO, 5.00%, 10/01/2022	1,523
35	Lake County Forest Preserve District, Series B, GO, 5.00%, 12/15/2018	36
125	Lincoln Land Community College District No. 526, GO, 5.00%, 12/15/2021	138
1,240	Madison County Community Unit School District No. 7, GO, 4.00%, 12/01/2018	1,260
85	Monroe & St. Clair Counties, Waterloo Unit Community School District No. 5, GO, 4.00%, 04/15/2018	85
1,600	Schaumburg Park District, Series B, GO, 5.00%, 12/01/2018	1,639

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	State of Illinois,
25	GO, 4.00%, 04/01/2018	25
355	GO, 5.00%, 11/01/2018	360
250	Series A, GO, 5.00%, 04/01/2018	250
10,000	Series D, GO, 5.00%, 11/01/2020	10,386
	Tazewell & Woodford Counties, Community Unit School District No. 701,
100	Series A, GO, 4.00%, 12/01/2018	102
260	Series A, GO, 4.00%, 12/01/2019	268
25	Township of Campton, GO, 5.00%, 12/15/2018	26
	Village of Antioch,
220	GO, 2.00%, 12/01/2018	221
285	GO, 2.00%, 12/01/2019	285
290	GO, 3.00%, 12/01/2020	296
	Village of Flossmoor,
545	GO, 3.00%, 12/01/2018	551
425	GO, 3.00%, 12/01/2019	434
585	GO, 3.00%, 12/01/2020	602
605	GO, 3.00%, 12/01/2021	624
	Village of Hoffman Estates,
110	Series A, GO, 2.00%, 12/01/2019	110
110	Series A, GO, 3.00%, 12/01/2020	112
20	Village of Northbrook, Series B, GO, 3.00%, 12/01/2018	20
	Village of Oswego,
100	GO, 2.00%, 12/15/2018	100
100	GO, 2.00%, 12/15/2019	100
	Village of Palatine,
1,135	Series A, GO, 4.00%, 12/01/2018	1,155
1,250	Series A, GO, 4.00%, 12/01/2019	1,295
60	Village of Plainfield, Will & Kendall Counties, GO, 4.00%, 12/15/2018	61
	Village of Sugar Grove, Kane County, Waterworks & Sewerage,
50	GO, 2.00%, 05/01/2018	50
130	GO, 2.00%, 05/01/2019	131
390	GO, 3.00%, 05/01/2020	399
100	Village of Villa Park, Illinois Sales Tax Alternate Revenue Source, Series B, GO, 2.00%, 12/15/2018	100
	Village of Woodridge,
175	Series 2017, GO, 2.00%, 02/01/2019	176
270	Series 2017, GO, 3.00%, 02/01/2020	275
250	Series 2017, GO, 3.00%, 02/01/2021	256

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
320	Whiteside & Lee Counties, Sterling Community Unit School District No. 5, GO, AGM, 4.00%, 12/01/2020	335
	Whiteside County Community Unit School District No. 6 Morrison,
205	Series A, GO, AGM, 4.00%, 12/01/2020	214
745	Series A, GO, AGM, 4.00%, 12/01/2021	782
20	Will County, Alternate Revenue Source, GO, 4.00%, 11/15/2018	20

		39,454

	Hospital — 0.2%
3,300	Illinois Finance Authority, Advocate Health Care Network, Rev., 1.05%, 07/30/2018 (z)	3,293
250	Illinois Finance Authority, Ascension Health Alliance Senior Credit Group, Series E-2, Rev., 1.75%, 04/01/2021 (z)	247
1,200	Illinois Finance Authority, OSF Healthcare System, Series C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.09%, 03/08/2018 (z)	1,200

		4,740

	Other Revenue — 2.0%
	City of Rochelle,
100	Series A, Rev., AGM, 3.00%, 06/30/2019	101
275	Series A, Rev., AGM, 3.00%, 06/30/2020	279
7,500	Illinois Finance Authority, Carle Foundation, Series B, Rev., VRDO, LOC: Northern Trust Co., 1.10%, 03/08/2018 (z)	7,500
9,200	Illinois Finance Authority, North Park University Project, Rev., VRDO, LOC: U.S. Bank NA, 1.08%, 03/08/2018 (z)	9,200
25	Illinois Sports Facilities Authority, Tax Supported, Rev., 5.00%, 06/15/2018	25
25	Metropolitan Pier & Exposition Authority, Illinois Dedicated State Tax, Capital Appreciation, Rev., NATL-RE, FGIC, Zero Coupon, 06/15/2018 (p)	25
250	Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Series B, Rev., 3.00%, 12/15/2018	252
650	Railsplitter Tobacco Settlement Authority, Rev., 5.00%, 06/01/2018	655
3,880	State of Illinois, Rev., 4.50%, 06/15/2019	4,014
11,825	State of Illinois, Junior Obligation, Rev., 5.00%, 06/15/2018	11,938
7,575	Tender Option Bond Trust Receipts/Certificates, Series 2016-YX1035, Rev., VRDO, LIQ: Barclays Bank plc, 1.24%, 03/08/2018 (e) (z)	7,575

		41,564

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.2%
25	Chicago Transit Authority, Series A, Rev., AGC, 5.25%, 06/01/2018 (p)	25
2,750	City of Chicago, Rev., AGM, 5.25%, 11/01/2018 (p)	2,819
	Illinois Finance Authority,
195	Rev., 6.13%, 05/15/2019 (p)	205
30	Series B, Rev., NATL-RE, 5.25%, 11/01/2018 (p)	31
50	Illinois Finance Authority, Children’s Memorial Hospital, Series B, Rev., 5.50%, 08/15/2018 (p)	51
110	Illinois Finance Authority, Northwest Community Hospital, Series A, Rev., 5.38%, 07/01/2018 (p)	112
	Illinois Finance Authority, Resurrection Health,
340	Rev., 6.13%, 05/15/2019 (p)	359
50	Series A, Rev., AGM, 4.25%, 05/15/2018 (p)	50
	Illinois Finance Authority, The University of Chicago,
25	Series B, Rev., 5.25%, 07/01/2018 (p)	25
140	Series B, Rev., 5.50%, 07/01/2018 (p)	142
810	Williamson County Community Unit School District No. 5 Carterville, Capital Appreciation, Series B, GO, AGC, Zero Coupon, 01/01/2019 (p)	478

		4,297

	Special Tax — 0.1%
	Village of Hampshire, Special Service Area No. 14, Lakewood Crossing,
480	Rev., 1.50%, 03/01/2018	480
180	Rev., 1.70%, 03/01/2019	179
200	Rev., 1.90%, 03/01/2020	198

		857

	Transportation — 0.2%
600	Chicago O’Hare International Airport, Series A, Rev., AMT, 5.00%, 01/01/2019	616
200	Chicago O’Hare International Airport, General Airport, Senior Lien, Series G, Rev., AMT, 5.00%, 01/01/2021	216
270	Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Rev., 5.00%, 06/01/2021	291
	Chicago Transit Authority, Federal Transit Administration Section 5337 State of Good Repair Formula Funds,
200	Rev., 2.00%, 06/01/2018	200
2,270	Rev., 4.00%, 06/01/2019	2,328

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — continued
50	Regional Transportation Authority, Series A, Rev., AGM, 5.00%, 06/01/2018	50

		3,701

	Water & Sewer — 0.1%
1,000	City of Chicago, Second Lien Wastewater Transmission, Series B, Rev., 5.00%, 01/01/2019	1,024
	City of Chicago, Second Lien Water, Project,
50	Rev., AGM, 4.25%, 11/01/2018	51
1,160	Rev., 5.00%, 11/01/2018	1,186
25	Illinois Finance Authority, Clean Water Initiative, Rev., 5.00%, 07/01/2018	25
25	Northwest Suburban Municipal Joint Action Water Agency, Water Supply System, Rev., 4.25%, 05/01/2018	25

		2,311

	Total Illinois	134,632

	Indiana — 3.5%
	Education — 0.8%
20	Edinburgh Community School Building Corp., Ad Valorem Property Tax, Rev., 1.50%, 07/15/2018	20
3,000	Hamilton Southeastern Consolidated School Building Corp., Rev., BAN, 1.25%, 06/15/2018	2,998
	Ivy Tech Community College of Indiana, Student Fee,
50	Series P, Rev., 4.50%, 07/01/2018	51
35	Series T, Rev., 5.00%, 07/01/2018	35
600	Lebanon Middle School Building Corp., Ad Valorem Property Tax First Mortgage Bonds, Series B, Rev., 3.00%, 07/10/2018	603
	Mount Vernon of Hancock County Multi-School Building Corp.,
510	Rev., 4.00%, 01/15/2019	521
210	Rev., 4.00%, 07/15/2019	217
	Purdue University, Student Facilities System,
25	Series A, Rev., 5.00%, 07/01/2018	25
6,575	Series C, Rev., VRDO, 1.04%, 03/08/2018 (z)	6,575
	Southmont School Building Corp., Ad Valorem Property Tax,
200	Rev., 4.00%, 07/15/2018	202
125	Rev., 4.00%, 01/15/2019	128
300	Rev., 4.00%, 07/15/2019	309
550	Rev., 4.00%, 01/15/2020	573
190	Rev., 4.00%, 07/15/2020	199

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
	Wawasee High School Building Corp., Ad Valorem Property Tax First Mortgage Bonds,
155	Rev., 4.00%, 07/15/2018	156
50	Rev., 4.00%, 07/15/2019	52
	Westfield High School Building Corp., Property Tax, First Mortgage,
720	Rev., 4.00%, 07/15/2018	727
1,030	Rev., 4.00%, 01/15/2019	1,051
1,240	Rev., 4.00%, 07/15/2019	1,279

		15,721

	Hospital — 1.3%
9,865	Indiana Finance Authority, Trinity Health Credit Group, Series D-1, Rev., VRDO, 1.09%, 03/08/2018 (z)	9,865
13,365	Indiana Finance Authority, University Health Obligated Group, Series B, Rev., VRDO, LOC: TD Bank NA, 1.08%, 03/08/2018 (z)	13,365
4,510	Indiana Health Facility Financing Authority, Ascension Health Subordinate Credit Group, Rev., 1.37%, 10/01/2027 (z)	4,477

		27,707

	Housing — 0.0% (g)
50	Greater Clark Building Corp., First Mortgage Bond, Rev., 3.00%, 07/15/2018	50

	Other Revenue — 1.4%
	Hammond Redevelopment District,
150	Rev., 4.00%, 07/15/2018	151
615	Rev., 4.00%, 07/15/2019	630
20,000	Indiana Finance Authority, Duke Energy Indiana, Inc. Project, Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.13%, 03/08/2018 (z)	20,000
	Indiana Finance Authority, Educational Facilities, Valparaiso University,
200	Rev., 4.00%, 10/01/2018	202
255	Rev., 4.00%, 10/01/2019	263
7,135	Indiana State Finance Authority, Lease Appropriation, Stadium Project, Series A, Rev., VRDO, 1.08%, 03/08/2018 (z)	7,135
100	Miami County Holding Corp., Option Income Tax Lease Rental, Rev., 3.00%, 01/15/2019	101

		28,482

	Prerefunded — 0.0% (g)
185	Indiana Health & Educational Facilities Financing Authority, Sisters of St. Francis Health Services, Inc. Obligated Group, Rev., AGM, 5.25%, 05/01/2018 (p)	186

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
95	Indiana Health Facility Financing Authority, Ascension Health Subordinate Credit Group, Rev., 1.37%, 05/01/2020 (p) (z)	95

		281

	Total Indiana	72,241

	Iowa — 0.4%
	Certificate of Participation/Lease — 0.0% (g)
	Kirkwood Community College,
100	Series A, COP, 3.00%, 06/01/2018	100
175	Series A, COP, 3.00%, 06/01/2019	178

		278

	Education — 0.1%
25	Council Bluffs Community School District, Rev., 4.00%, 07/01/2018 (p)	25
25	Des Moines Independent Community School District, School Infrastructure Sales, Rev., 5.00%, 06/01/2018	25
2,250	Iowa Higher Education Loan Authority, Private Education Working Capital Loan Program, Series A, Rev., RAN, 2.75%, 05/10/2018	2,254
35	University of Iowa Science & Technology, Academic Building, Series A, Rev., 4.00%, 07/01/2018	36

		2,340

	General Obligation — 0.1%
105	City of Ames, Corporate Purpose, Series A, GO, 5.00%, 06/01/2018	106
	City of Ankeny,
20	Series A, GO, 3.00%, 06/01/2018	20
25	Series A, GO, 4.00%, 06/01/2018	25
50	Series D, GO, 4.00%, 06/01/2018	51
25	Series G, GO, 5.00%, 06/01/2018	25
25	City of Cedar Rapids, Series A, GO, 3.00%, 06/01/2018	25
	City of Des Moines,
20	Series A, GO, 5.00%, 06/01/2018	20
50	Series B, GO, 4.00%, 06/01/2018	51
500	Kirkwood Community College, GO, 3.00%, 06/01/2018	502
25	Linn-Mar Community School District, GO, 5.00%, 05/01/2018	25
20	Waukee Community School District, Series C, GO, 5.00%, 06/01/2018	20
75	West Des Moines Community School District, School Capital Loan, GO, 5.00%, 05/01/2018	75

		945

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.0% (g)
480	City of Ames, Mary Greeley Medical Center, Rev., 5.00%, 06/15/2018	485

	Other Revenue — 0.2%
2,740	Iowa Finance Authority, State Revolving Fund, Green Bonds, Series 2015, Rev., 5.00%, 08/01/2018	2,781
400	State of Iowa, Ijobs Program, Series A, Rev., 5.00%, 06/01/2021	440

		3,221

	Prerefunded — 0.0% (g)
45	Iowa Finance Authority, State Revolving Fund, Rev., 5.25%, 08/01/2018 (p)	46

	Utility — 0.0% (g)
20	City of Des Moines, Stormwater Utility, Series G, Rev., 3.00%, 06/01/2018	20

	Water & Sewer — 0.0% (g)
40	Des Moines Metropolitan Wastewater Reclamation Authority, Sewer Revenue, Series B, Rev., 3.00%, 06/01/2018	40
110	Muscatine Power & Water, Rev., 2.00%, 12/01/2018	110

		150

	Total Iowa	7,485

	Kansas — 0.0% (g)
	General Obligation — 0.0% (g)
25	City of Olathe, Series 218, GO, 5.00%, 10/01/2018	26
65	County of Neosho, Sales Tax, GO, 3.00%, 10/01/2018	66
	Douglas County Unified School District No. 497,
20	Series A, GO, 2.00%, 09/01/2018	20
20	Series A, GO, 5.00%, 09/01/2018	20
100	Ford County Unified School District No. 443, Series B, GO, 5.00%, 09/01/2018	102
25	Johnson County Unified School District No. 233, Series B, GO, 4.00%, 09/01/2018	25

		259

	Hospital — 0.0% (g)
20	Kansas Development Finance Authority, Department of Health & Environment, Revolving Funds, Series SRF-1, Rev., 5.00%, 03/01/2018	20

	Prerefunded — 0.0% (g)
25	City of Manhattan, Series A, GO, 4.10%, 11/01/2018 (p)	26

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
20	Kansas Unified School District No. 265 Sedgwick County, GO, AGC, 4.50%, 10/01/2018 (p)	20
60	Kansas Unified School District No. 266 Sedgwick County, GO, AGM, 5.25%, 09/01/2018 (p)	61

		107

	Total Kansas	386

	Kentucky — 0.9%
	Education — 0.1%
50	Boone County School District Finance Corp., School Building, Rev., 2.00%, 03/01/2018	50
1,250	City of Berea Education Facilities, Berea College Project, Series A, Rev., VRDO, 1.00%, 03/01/2018 (z)	1,250
50	Eastern Kentucky University, Series A, Rev., 2.50%, 10/01/2018	51
25	University of Kentucky, Series A, Rev., 5.00%, 05/01/2018	25
20	University of Kentucky, General Receipts, Series B, Rev., 5.00%, 04/01/2018	20

		1,396

	Hospital — 0.0% (g)
50	Kentucky Bond Development Corp., Hospital Facilities, St. Elizabeth Medical Centre, Inc., Rev., 5.00%, 05/01/2018	50
375	Kentucky Economic Development Finance Authority, Owensboro Health, Inc., Series A, Rev., 5.00%, 06/01/2019	387

		437

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
300	Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas & Electric Company Project, Series A, Rev., 1.50%, 04/01/2019 (z)	299

	Other Revenue — 0.1%
175	Kentucky Economic Development Finance Authority, Owensboro Health, Inc., Series A, Rev., 5.00%, 06/01/2018	176
350	Kentucky State Property & Buildings Commission, Project No. 100, Series A, Rev., 5.00%, 08/01/2018	355
75	Kentucky State Property & Buildings Commission, Project No. 82, Rev., AGM, 5.25%, 10/01/2018	76
200	Kentucky State Property & Buildings Commission, Project No. 90, Rev., 5.00%, 11/01/2018	204

		811

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.2%
4,500	Kentucky State Property & Buildings Commission, Project No. 90, Rev., 5.00%, 11/01/2018 (p)	4,603
50	Louisville/Jefferson County Metro Government, Mortgage Revenue Refunding & Improvement, Series B, Rev., 4.50%, 03/01/2018 (p)	50
25	University of Louisville, General Receipts, Series A, Rev., 4.50%, 09/01/2018 (p)	26

		4,679

	Utility — 0.4%
	Kentucky Public Energy Authority, Gas Supply,
665	Series A, Rev., 4.00%, 04/01/2019	682
780	Series A, Rev., 4.00%, 04/01/2020	813
775	Series A, Rev., 4.00%, 04/01/2021	819
1,210	Series A, Rev., 4.00%, 04/01/2022	1,292
4,200	Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas & Electric Company Project, Rev., 1.25%, 06/03/2019 (z)	4,168

		7,774

	Water & Sewer — 0.1%
2,440	Louisville/Jefferson County Metro Government, Water System, Rev., 5.00%, 11/15/2019	2,580

	Total Kentucky	17,976

	Louisiana — 0.6%
	Education — 0.0% (g)
175	Louisiana Public Facilities Authority, Capital Appreciation, Loyola University Project, Rev., Zero Coupon, 10/01/2018	173

	General Obligation — 0.1%
520	Calcasieu Parish School District No. 34, GO, 3.00%, 01/15/2022	539
150	Iberia Parishwide School District, GO, 2.00%, 03/01/2021	150
	Natchitoches Parish Consolidated School District No. 7,
90	GO, 2.00%, 03/01/2018	90
100	GO, 2.00%, 03/01/2019	100
335	St. Martin Parish School Board, GO, 3.00%, 03/01/2021	345
	State of Louisiana, St. Tammany Parishwide School District No. 12,
100	GO, 2.00%, 03/01/2019	100
200	GO, 2.00%, 03/01/2020	201

		1,525

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — 0.0% (g)
	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project,
225	Rev., 4.00%, 05/15/2019	231
325	Rev., 5.00%, 05/15/2020	348

		579

	Housing — 0.0% (g)
160	Louisiana Public Facilities Authority, University Alexandria Student Housing Project, Series A, Rev., 2.00%, 10/01/2018	160

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
150	St. Charles Parish, Pollution Control, Shell Oil Co. Project, Series B, Rev., VRDO, 1.17%, 03/01/2018 (z)	150

	Other Revenue — 0.5%
125	City of Shreveport, Independence Stadium Project, Rev., 3.00%, 03/01/2018	125
100	Lafayette Consolidated Government, Public Improvement Sales Tax, Series A, Rev., 3.00%, 03/01/2019	101
	Louisiana Local Government Environmental Facilities & Community Development Authority, Delta Campus Facilities Project,
1,000	Rev., 5.00%, 10/01/2018	1,020
1,715	Rev., 5.00%, 10/01/2019	1,804
200	Louisiana Local Government Environmental Facilities & Community Development Authority, Lake Charles Public Improvement Projects, Rev., 4.00%, 05/01/2020	209
1,500	Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 391 Project, Rev., 5.00%, 10/01/2021	1,651
4,290	Louisiana Office Facilities Corp., Lease Revenue, Capitol Complex Program, Series A, Rev., 5.00%, 05/01/2020	4,570
275	Louisiana Public Facilities Authority, Archdiocese of New Orleans Project, Rev., 5.00%, 07/01/2018	277

		9,757

	Special Tax — 0.0% (g)
250	St. Charles Parish, Limited Tax, Series A, Rev., AGM, 3.00%, 03/01/2019	254

	Transportation — 0.0% (g)
135	New Orleans Aviation Board, General Airport, North Terminal Project, Series A, Rev., 5.00%, 01/01/2020	143

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.0% (g)
25	State of Louisiana, Gasoline & Fuels Tax, Series A-1, Rev., 5.00%, 05/01/2018	25

	Water & Sewer — 0.0% (g)
200	City of Shreveport, Water & Sewer, Series A, Rev., AGM, 4.00%, 12/01/2018	204
150	City of Shreveport, Water & Sewer, Junior Lien, Series B, Rev., AGM, 4.00%, 12/01/2018	152

		356

	Total Louisiana	13,122

	Maine — 0.0% (g)
	Education — 0.0% (g)
540	Maine Health & Higher Educational Facilities Authority, University of New England, Rev., 4.00%, 07/01/2019	556

	Other Revenue — 0.0% (g)
25	Maine Municipal Bond Bank, Series F, Rev., 5.00%, 11/01/2018	26

	Total Maine	582

	Maryland — 1.1%
	General Obligation — 0.7%
20	City of Frederick, Series B, GO, 3.00%, 03/01/2018	20
30	County of Anne Arundel, GO, 4.00%, 04/01/2018	30
25	State of Maryland, State & Local Facilities Loan of 2003, Series A, GO, 5.25%, 03/01/2018	25
20	State of Maryland, State & Local Facilities Loan of 2010, Series B, GO, 5.00%, 03/01/2018	20
25	State of Maryland, State & Local Facilities Loan of 2012, First Series, Series C, GO, 4.00%, 08/15/2018	25
3,300	State of Maryland, State & Local Facilities Loan of 2013, Second Series, Series A, GO, 5.00%, 08/01/2018	3,350
11,300	Washington Suburban Sanitary Commission, Series A, GO, VRDO, BAN, 1.09%, 03/08/2018 (z)	11,300
50	Washington Suburban Sanitary Commission, Public Improvement, GO, 5.00%, 06/01/2018	51

		14,821

	Other Revenue — 0.4%
20	City of Baltimore, Water Projects, Series A, Rev., 3.00%, 07/01/2018	20
	City of Rockville, Ingleside at King Farm Project,
400	Rev., 5.00%, 11/01/2018	408
150	Rev., 5.00%, 11/01/2019	156

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
165	Series A-2, Rev., 4.00%, 11/01/2018	167
100	Series A-2, Rev., 4.00%, 11/01/2019	103
250	County of Prince George’s, Collington Episcopal Life Care Community, Inc., Rev., 5.00%, 04/01/2018	250
	Maryland Stadium Authority, Construction & Revitalization Program,
1,760	Series 2018A, Rev., 5.00%, 05/01/2018	1,770
1,800	Series 2018A, Rev., 5.00%, 05/01/2019	1,873
800	Series 2018A, Rev., 5.00%, 05/01/2020	857
1,215	Series 2018A, Rev., 5.00%, 05/01/2021	1,333

		6,937

	Prerefunded — 0.0% (g)
5	County of Prince George’s, Consolidated Public Improvement Bond, GO, 4.00%, 07/15/2018 (p)	5
50	Maryland Health & Higher Educational Facilities Authority, University Maryland Medical System, Rev., AMBAC, 5.50%, 07/01/2018 (p)	51
20	State of Maryland, Department of Transportation, Rev., 4.00%, 09/01/2018 (p)	20

		76

	Transportation — 0.0% (g)
	Maryland Transportation Authority,
35	Rev., 5.25%, 03/01/2018	35
45	Series A, Rev., 5.00%, 07/01/2018	46

		81

	Total Maryland	21,915

	Massachusetts — 4.6%
	Education — 0.0% (g)
	Massachusetts Health & Educational Facilities Authority, Tufts University,
20	Rev., 5.00%, 08/15/2018	20
30	Series J, Rev., 5.50%, 08/15/2018	31
	University of Massachusetts Building Authority,
75	Series 1, Rev., 5.00%, 05/01/2018	76
20	Series 2, Rev., 4.00%, 11/01/2018	20

		147

	General Obligation — 2.1%
7,500	Blue Hills Regional Technical High School District, GO, BAN, 2.00%, 07/25/2018	7,519
2,072	City of New Bedford, GO, BAN, 2.00%, 05/03/2018	2,074

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
35	City of Newton, Municipal Purpose Loan, Series B, GO, 4.00%, 03/01/2018	35
	Commonwealth of Massachusetts,
20	Series 8, GO, 4.00%, 07/01/2018	20
30,000	Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 1.74%, 05/01/2018 (aa)	29,876
30	Series A, GO, 5.00%, 04/01/2018	30
20	Series B, GO, 4.00%, 07/01/2018	20
25	Series B, GO, 5.00%, 08/01/2018	25
2,730	Series D, GO, 5.50%, 10/01/2018	2,796
325	Series D, GO, AMBAC, 5.50%, 10/01/2019	345
55	Town of Avon, Municipal Purpose Loan, GO, 4.00%, 12/01/2018	56
20	Town of Braintree, Municipal Purpose Loan, GO, 5.00%, 05/15/2018	20
40	Town of Burlington, Municipal Purpose Loan, GO, 5.00%, 07/15/2018	41
25	Town of Framingham, Municipal Purpose Loan, GO, 5.00%, 06/15/2018	25
20	Town of Georgetown, School Bonds, GO, 4.00%, 05/01/2018	20
25	Town of Grafton, Unlimited Tax, GO, 4.00%, 04/01/2018	25
35	Town of Marblehead, Unlimited Tax, GO, 5.00%, 08/01/2018	36
20	Town of Marshfield, Series A, GO, 5.00%, 06/15/2018	20
40	Town of Milford, School Project Loan, GO, 5.00%, 05/01/2018	40

		43,023

	Hospital — 0.5%
335	Massachusetts Development Finance Agency, Lawrence General Hospital, Rev., 5.00%, 07/01/2019	346
10,000	Massachusetts Development Finance Agency, Partners Healthcare System Issue, Series 2017S-5, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.42%), 1.51%, 03/08/2018 (aa)	10,085

		10,431

	Housing — 0.3%
5,700	Massachusetts Housing Finance Agency, Construction Loan, Series A, Rev., 1.85%, 06/01/2020	5,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
25	Massachusetts Clean Water Trust, Pool Program, Series A, Rev., 5.25%, 08/01/2018	25

	Other Revenue — 0.0% (g)
620	Massachusetts Development Finance Agency, Newbridge on the Charles, Inc., Series 20, Rev., 3.00%, 10/01/2019 (e)	624

	Prerefunded — 0.5%
45	City of Boston, Series A, GO, 5.00%, 04/01/2018 (p)	45
20	City of Quincy, GO, AGM, 4.38%, 03/15/2018 (p)	20
25	Commonwealth of Massachusetts, Consolidated Loan of 2008, Series A, GO, 5.00%, 08/01/2018 (p)	25
	Massachusetts Bay Transportation Authority,
50	Series A, Rev., 4.75%, 07/01/2018 (p)	50
50	Series A, Rev., 5.00%, 07/01/2018 (p)	51
410	Series C, Rev., 5.00%, 07/01/2018 (p)	415
4,720	Massachusetts Clean Water Trust, State Revolving Fund, Rev., 5.00%, 08/01/2020 (p)	5,091
15	Massachusetts Development Finance Agency, Harvard, Series A, Rev., 5.50%, 11/15/2018 (p)	16
20	Massachusetts Development Finance Agency, Phillips Academy, Rev., 5.00%, 09/01/2018 (p)	20
	Massachusetts Health & Educational Facilities Authority, Caregroup,
75	Series B-2, Rev., NATL-RE, 5.38%, 08/01/2018 (p)	76
25	Series E-1, Rev., 5.00%, 07/01/2018 (p)	25
35	Series E-1, Rev., 5.13%, 07/01/2018 (p)	36
4,945	Series E-2, Rev., 5.38%, 07/01/2018 (p)	5,010
	Massachusetts Water Resources Authority,
20	Series A, Rev., AMBAC, 5.00%, 08/01/2018 (p)	20
55	Series B, Rev., AMBAC, 5.00%, 08/01/2018 (p)	56
30	Springfield Water & Sewer Commission, Series A, Rev., AGC, 5.00%, 10/15/2018 (p)	31
25	Town of Wellfleet, Municipal Purpose Loan, GO, 5.00%, 05/01/2018 (p)	25
	University of Massachusetts Building Authority Project,
20	Series 2, Rev., AGM, 4.60%, 05/01/2018 (p)	20
20	Series 2, Rev., AGM, 4.80%, 05/01/2018 (p)	20

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
120	Series 2, Rev., 5.00%, 05/01/2018 (p)	121

		11,173

	Transportation — 0.7%
14,245	Massachusetts Bay Transportation Authority, General Transportation System, Series A-2, Rev., VRDO, 1.10%, 03/08/2018 (z)	14,245
	Massachusetts Port Authority,
25	Series A, Rev., 4.00%, 07/01/2018	25
25	Series C, Rev., 5.00%, 07/01/2018	26

		14,296

	Water & Sewer — 0.5%
	Massachusetts Clean Water Trust, State Revolving Fund,
25	Series 15A, Rev., 5.00%, 08/01/2018	26
200	Series 15A, Rev., 5.00%, 08/01/2020	216
25	Subseries 16B, Rev., 5.00%, 08/01/2018	25
	Massachusetts Water Resources Authority,
9,735	Series A-3, Rev., VRDO, 1.11%, 03/08/2018 (z)	9,735
20	Series C, Rev., 4.00%, 08/01/2018	20

		10,022

	Total Massachusetts	95,441

	Michigan — 1.8%
	Education — 0.0% (g)
25	Michigan State University, Series A, Rev., 5.00%, 08/15/2018	25
20	Southfield Library Building Authority, Limited Tax, Rev., 5.00%, 05/01/2018	20

		45

	General Obligation — 0.3%
50	Ann Arbor Public School District, GO, Q-SBLF, 4.00%, 05/01/2018	50
20	Birmingham City Public School District, GO, 5.00%, 05/01/2018	20
30	Brighton Area School District, GO, Q-SBLF, 4.00%, 05/01/2018	30
115	Cedar Springs Public School District, GO, Q-SBLF, 4.00%, 05/01/2018	116
140	Charlotte Public School District, GO, Q-SBLF, 4.00%, 05/01/2018	141
40	Charter Township of Northville, GO, 4.00%, 04/01/2018	40
40	Chippewa Valley Schools, Series A, GO, Q-SBLF, 5.00%, 05/01/2018	40

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	City of Romulus, Capital Improvement,
165	Series B, GO, 3.00%, 11/01/2018	166
140	Series B, GO, 3.00%, 11/01/2019	143
2,750	Fraser Public School District, GO, Q-SBLF, 5.00%, 05/01/2018	2,766
200	Mancelona Public Schools, GO, Q-SBLF, 2.00%, 05/01/2018	200
200	Meridian Public School District, GO, Q-SBLF, 1.50%, 05/01/2018	200
25	Northville Public Schools, GO, Q-SBLF, 5.00%, 05/01/2018	25
200	Okemos Public Schools, School Improvement & Bus, GO, Q-SBLF, 1.50%, 05/01/2018	200
30	Plymouth-Canton Community School District, School Building & Site, GO, AGM, Q-SBLF, 5.25%, 05/01/2018	30
2,425	Spring Lake Public Schools, School Building & Site, GO, Q-SBLF, 5.00%, 11/01/2018	2,481
25	State of Michigan, Environmental Program, Series A, GO, 5.00%, 05/01/2018	25
75	Walled Lake Consolidated School District, GO, Q-SBLF, 3.50%, 05/01/2018	75

		6,748

	Hospital — 0.7%
25	Grand Traverse County Hospital Finance Authority, Munson Healthcare, Series A, Rev., 4.00%, 07/01/2018	25
	Michigan Finance Authority, Trinity Health Credit Group,
10,000	Series 2013MI-1, Rev., VRDO, 1.14%, 06/01/2018 (z)	10,000
120	Series A, Rev., 5.00%, 12/01/2018	123
	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group,
330	Rev., 5.00%, 11/15/2018	338
30	Series F-3, Rev., 1.40%, 06/29/2018 (z)	30
2,710	Michigan State Hospital Finance Authority, Ascension Health Subordinate Credit Group, Subseries A-1, Rev., 1.37%, 05/01/2020 (z)	2,667

		13,183

	Housing — 0.7%
14,300	Michigan State Housing Development Authority, Single-Family Mortgage, Series D, Rev., VRDO, 1.20%, 03/08/2018 (z)	14,300

	Other Revenue — 0.0% (g)
50	Michigan Finance Authority, Unemployment Obligation Assessment, Series A, Rev., 5.00%, 07/01/2018	51

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.0% (g)
35	City of Battle Creek, GO, 5.00%, 06/01/2018 (p)	36
55	Dearborn School District, Limited Tax, Community College, GO, 4.25%, 05/01/2018 (p)	55
20	Ferris State University, Rev., AGC, 4.75%, 10/01/2018 (p)	21
30	Grand Valley State University, Series A, Rev., AGM, 4.13%, 06/01/2018 (p)	30
40	Jackson College, Community College Building & Site, GO, AGM, 4.13%, 05/01/2018 (p)	40
40	Rockford Public Schools, School Building & Site, GO, AGM, Q-SBLF, 5.00%, 05/01/2018 (p)	40
50	Saginaw City School District, School Building & Site, GO, AGM, Q-SBLF, 4.63%, 05/01/2018 (p)	50
25	Saginaw Township Community School District, School Building & Site, GO, AGM, Q-SBLF, 4.00%, 05/01/2018 (p)	25
20	State of Michigan, School Loan, Series A, GO, 5.00%, 11/01/2018 (p)	21
30	Van Dyke Public Schools, School Building & Site, GO, AGM, Q-SBLF, 5.00%, 05/01/2018 (p)	30
25	Western Michigan University, Rev., AGM, 5.00%, 05/15/2018 (p)	25

		373

	Transportation — 0.1%
50	State of Michigan, Comprehensive Transportation, Rev., 5.25%, 05/15/2018	50
	Wayne County Airport Authority, Junior Lien,
400	Series B, Rev., 5.00%, 12/01/2018	410
550	Series B, Rev., 5.00%, 12/01/2019	579
550	Series B, Rev., 5.00%, 12/01/2020	591

		1,630

	Water & Sewer — 0.0% (g)
25	North Kent Sewer Authority, Rev., 3.00%, 11/01/2018	25

	Total Michigan	36,355

	Minnesota — 1.2%
	Certificate of Participation/Lease — 0.0% (g)
930	St. Paul Independent School District No. 625, Series B, COP, 5.00%, 02/01/2021	1,013

	Education — 0.3%
50	City of Deephaven, Minnesota Charter School Lease, Eagle Ridge Academy Project, Series A, Rev., 3.00%, 07/01/2019	50

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Education — continued
735	Minnesota Higher Education Facilities Authority, College of St. Benedict, Series 2017, Rev., 3.00%, 03/01/2018	735
	Minnesota Higher Education Facilities Authority, Trustees of the Hamline University,
300	Rev., 4.00%, 10/01/2018	303
750	Rev., 4.00%, 10/01/2019	772
780	Rev., 4.00%, 10/01/2020	812
25	Minnesota State Colleges & Universities, Rev., 2.00%, 10/01/2018	25
2,715	University of Minnesota, Series A, Rev., 5.00%, 04/01/2022	3,042

		5,739

	General Obligation — 0.2%
	State of Minnesota, Trunk Highway,
1,570	Series B, GO, 4.00%, 08/01/2018	1,588
1,765	Series B, GO, 5.00%, 08/01/2021	1,952

		3,540

	Hospital — 0.6%
	City of Maple Grove, Maple Grove Hospital Corporation,
650	Rev., 3.00%, 05/01/2018	652
930	Rev., 3.00%, 05/01/2019	943
	City of Rochester, Health Care Facilities, Mayo Clinic,
10,000	Series A, Rev., VRDO, 1.05%, 03/08/2018 (z)	10,000
335	Series A, Rev., 4.00%, 11/15/2018 (z)	341
850	St. Paul Minnesota, Housing & Redevelopment Authority Health Care, Series A, Rev., 2.00%, 11/15/2018	855

		12,791

	Housing — 0.1%
	City of St. Paul Park, Senior Housing & Health Care, Presbyterian Homes Bloomington Project,
445	Rev., 3.00%, 09/01/2018	449
795	Rev., 3.00%, 09/01/2019	814
515	St. Paul Minnesota, Housing & Redevelopment Authority, Parking Enterprise, Series A, Rev., 3.00%, 08/01/2020	530

		1,793

	Other Revenue — 0.0% (g)
	State of Minnesota, General Fund Appropriation,
40	Series B, Rev., 5.00%, 03/01/2018	40
400	Series B, Rev., 5.00%, 03/01/2020	427

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
25	State of Minnesota, Public Safety Radio Communications System Project, Rev., AGC, 4.00%, 06/01/2018 (p)	25
25	State of Minnesota, Retirement System Building, Rev., 2.00%, 06/01/2018	25

		517

	Utility — 0.0% (g)
20	City of Chaska, Electric Generating Facilities, Series A, Rev., 4.00%, 10/01/2018	20

	Total Minnesota	25,413

	Mississippi — 1.1%
	General Obligation — 0.2%
405	County of Hinds, Series A, GO, 2.00%, 08/01/2018	406
4,000	State of Mississippi, Series F, GO, 5.00%, 11/01/2020	4,338

		4,744

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
6,200	Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project, Series E, Rev., VRDO, 1.09%, 03/08/2018 (z)	6,200

	Other Revenue — 0.6%
11,150	Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project, Series A, Rev., VRDO, 1.16%, 03/08/2018 (z)	11,150
100	Mississippi Development Bank, Rankin County Bond Project, Rev., 3.00%, 03/01/2022	103

		11,253

	Total Mississippi	22,197

	Missouri — 1.5%
	Certificate of Participation/Lease — 0.0% (g)
	City of Arnold,
120	COP, 3.00%, 12/15/2018	121
120	COP, 3.00%, 12/15/2019	123
	City of Waynesville,
200	Series C, COP, 2.00%, 04/15/2018	200
125	Series C, COP, 2.00%, 04/15/2019	125
250	Series C, COP, 2.00%, 04/15/2020	250

		819

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — 0.0% (g)
25	Columbia School District, Refunding & Improvement, GO, 2.00%, 03/01/2018	25
20	Jackson County Reorganized School District No. 7, Series B, GO, 4.00%, 03/01/2018	20
30	Springfield School District No. R-12, School, Missouri Direct Deposit, Series B, GO, 4.00%, 03/01/2018	30

		75

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
250	Branson IDA, Branson Shoppes Redevelopment Project, Series A, Rev., 3.00%, 11/01/2018	251
	Cape Girardeau County IDA, South Eastern Health,
2,650	Rev., 2.00%, 03/01/2018	2,650
300	Rev., 5.00%, 03/01/2019	307
320	Rev., 5.00%, 03/01/2020	334
300	Hannibal IDA, Healthcare Facilities, Rev., 5.00%, 10/01/2020	319
100	Kirkwood IDA, Aberdeen Heights, Series A, Rev., 5.00%, 05/15/2018	101
20	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funds Program, Series A, Rev., 5.00%, 07/01/2018	20
	Riverside IDA, Riverside Horizons Infrastructure Project,
1,000	Rev., 2.00%, 05/01/2018	1,000
2,055	Rev., 3.00%, 05/01/2019	2,083

		7,065

	Other Revenue — 1.0%
14,500	Missouri Development Finance Board, Cultural Facilities, The Nelson Gallery Foundation, Series A, Rev., VRDO, 1.10%, 03/01/2018 (z)	14,500
25	Missouri State Board of Public Buildings, Series A, Rev., 4.00%, 10/01/2018	26
5,975	Missouri State Regional Convention & Sports Complex Authority, Convention & Sports Facility Project, Series 2013A, Rev., 5.00%, 08/15/2018	6,070

		20,596

	Prerefunded — 0.0% (g)
20	City of Kansas, Downtown Arena Project, Series C, Rev., 5.00%, 04/01/2018 (p)	20
100	Missouri State Health & Educational Facilities Authority, Health Facilities, Series A, Rev., AGM, 5.50%, 11/15/2018 (p)	103

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
15	Missouri State Health & Educational Facilities Authority, Health Facilities, Coxhealth, Series A, Rev., 5.50%, 11/15/2018 (p)	15

		138

	Transportation — 0.1%
1,305	City of St. Louis, Lambert International Airport, Series B, Rev., AGM, 5.00%, 07/01/2021	1,421
35	Missouri Highways & Transportation Commission, Federal Reimbursement, Series A, Rev., 5.00%, 05/01/2018	35

		1,456

	Total Missouri	30,149

	Montana — 0.1%
	Other Revenue — 0.1%
2,600	Montana Board of Investments, Municipal Finance Consolidation Act, Intercap Revolving Program, Series 2000, Rev., 1.20%, 03/01/2019 (z)	2,600

	Nebraska — 0.1%
	General Obligation — 0.1%
50	Douglas County School District No. 17, Millard Public Schools, GO, 4.00%, 06/15/2018	50
	Papio-Missouri River Natural Resource District,
330	GO, 3.00%, 12/15/2018	334
720	GO, 4.00%, 12/15/2019	750
405	GO, 4.00%, 12/15/2020	429

		1,563

	Hospital — 0.0% (g)
	Madison County Hospital Authority No. 1, Faith Regional Health Services Project,
100	Series A, Rev., 3.00%, 07/01/2018	100
725	Series A, Rev., 4.00%, 07/01/2019	743

		843

	Other Revenue — 0.0% (g)
250	Upper Republican Natural Resource District, Limited Obligation, Occupation Tax Supported, River Flow Enhancement, Rev., AGM, 3.00%, 12/15/2020	257

	Prerefunded — 0.0% (g)
20	Douglas County Hospital Authority No. 3, Rev., BHAC-CR, 5.50%, 11/01/2018 (p)	21

	Utility — 0.0% (g)
20	City of Lincoln, Electric System, Rev., 5.00%, 09/01/2018	20

	Total Nebraska	2,704

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	65

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Nevada — 0.3%
	General Obligation — 0.0% (g)
30	Clark County Water Reclamation District, GO, 5.50%, 07/01/2018	30
	Las Vegas Valley Water District,
35	Series A, GO, 4.00%, 06/01/2018	35
45	Series B, GO, 4.00%, 06/01/2018	46
105	State of Nevada, Capital Improvement, Series C, GO, 5.00%, 06/01/2018	106

		217

	Hospital — 0.1%
	City of Carson, Carson Tahoe Regional Healthcare Project,
460	Rev., 5.00%, 09/01/2018	467
325	Rev., 5.00%, 09/01/2019	340
250	Rev., 5.00%, 09/01/2020	267
610	Rev., 5.00%, 09/01/2027	697

		1,771

	Other Revenue — 0.0% (g)
350	City of Henderson Nevada Local Improvement District No. T-14, Rev., 2.50%, 03/01/2019	352
200	City of Henderson Nevada Local Improvement District No. T-17, Rev., 2.00%, 09/01/2019	200

		552

	Prerefunded — 0.0% (g)
20	City of Reno, Rev., AGM, 5.25%, 06/01/2018 (p)	20
70	City of Reno, Washoe Medical Center, Series A, Rev., AGM, 5.25%, 06/01/2018 (p)	71
310	Clark County School District, Series A, GO, 5.00%, 06/15/2018 (p)	313
20	Nevada System of Higher Education, Series A, Rev., BHAC-CR, 5.00%, 07/01/2018 (p)	21
20	State of Nevada, Highway Improvement, Motor Vehicle Fuel Tax, Rev., AGM, 5.00%, 06/01/2018 (p)	20

		445

	Transportation — 0.0% (g)
25	County of Clark Department of Aviation, Airport System, Series B, Rev., 5.00%, 07/01/2018	25

	Utility — 0.2%
3,000	County of Clark, Nevada Power Company Projects, Rev., 1.60%, 05/21/2020 (z)	2,970
580	County of Washoe, Gas & Water Facilities, Sierra Pacific Power Company Project, Series B, Rev., 3.00%, 06/01/2022 (z)	593

		3,563

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.0% (g)
30	Truckee Meadows Water Authority, Series A, Rev., 4.00%, 07/01/2018	30

	Total Nevada	6,603

	New Hampshire — 0.1%
	Education — 0.1%
1,385	New Hampshire Health & Education Facilities Authority Act, University System, Series A, Rev., 5.00%, 07/01/2019	1,449

	General Obligation — 0.0% (g)
35	State of New Hampshire, Capital Improvement, Series C, GO, 4.38%, 05/01/2018	35

	Prerefunded — 0.0% (g)
55	State of New Hampshire, Capital Improvement, Series C, GO, 4.75%, 11/01/2018 (p)	56

	Transportation — 0.0% (g)
25	New Hampshire State Turnpike System, Rev., 5.00%, 10/01/2018	26

	Total New Hampshire	1,566

	New Jersey — 10.8%
	Education — 0.3%
	New Jersey Economic Development Authority, School Facilities Construction,
500	Series DDD, Rev., 5.00%, 06/15/2019	517
500	Series DDD, Rev., 5.00%, 06/15/2020	528
5,000	New Jersey EDA, School Facilities Construction, Series XX, Rev., 5.00%, 06/15/2021	5,351
20	New Jersey Educational Facilities Authority, Princeton University, Series A, Rev., 5.00%, 07/01/2018	20

		6,416

	General Obligation — 8.4%
2,845	Borough of Alpha, GO, BAN, 2.50%, 12/10/2018	2,861
9,254	Borough of Avalon, GO, BAN, 2.50%, 02/19/2019	9,335
12,556	Borough of Beachwood, GO, BAN, 3.00%, 03/06/2019	12,728
5,092	Borough of Bogota, GO, BAN, 2.25%, 05/11/2018	5,101
	Borough of East Rutherford,
5,274	GO, BAN, 2.25%, 10/19/2018	5,288
260	GO, AGM, 4.00%, 12/01/2018	264
145	GO, AGM, 5.00%, 12/01/2019	152
290	GO, AGM, 5.00%, 12/01/2020	312

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
5,284	Borough of Englewood Cliffs, GO, BAN, 2.50%, 02/22/2019	5,330
2,967	Borough of Highlands, GO, BAN, 2.25%, 10/05/2018	2,973
25	Borough of Metuchen, GO, 4.00%, 09/01/2018	25
5,251	Borough of Oakland, GO, BAN, 2.50%, 12/14/2018	5,281
3,280	Borough of Ramsey, Water-Sewer Utility, GO, BAN, 2.25%, 06/08/2018	3,288
6,173	Borough of Rockaway, GO, BAN, 2.25%, 09/14/2018	6,187
5,530	Borough of Woodcliff Lake, GO, BAN, 2.50%, 02/22/2019	5,578
3,034	Borough of Wood-Ridge, GO, BAN, 2.25%, 11/08/2018	3,050
	City of Atlantic,
250	Series B, GO, AGM, 4.00%, 03/01/2019	255
200	Series B, GO, AGM, 5.00%, 03/01/2020	211
650	City of Atlantic, Tax Appeal, Series A, GO, 5.00%, 03/01/2020	686
1,046	City of Bordentown, Series A, GO, BAN, 2.25%, 05/17/2018	1,048
2,588	City of Burlington, Series A, GO, BAN, 2.25%, 06/06/2018	2,593
3,467	City of Pleasantville, Series A, GO, BAN, 2.25%, 08/16/2018	3,473
1,000	City of Union, County of Hudson, Series 2017, GO, 4.00%, 11/01/2019	1,030
25	County of Burlington, Series A-1, GO, 4.00%, 09/01/2018	25
15	County of Essex, Series A, GO, 4.00%, 10/01/2018	15
35	County of Monmouth, GO, 4.00%, 03/01/2018	35
30	County of Ocean, GO, 4.00%, 08/01/2018	30
20	County of Somerset, GO, 4.00%, 12/01/2018	20
	County of Union,
30	GO, 4.00%, 03/01/2018	30
30	GO, 5.00%, 03/01/2018	30
30	Middletown Township Board of Education, School Building, GO, 3.00%, 08/01/2018	30
	Mullica Township School District,
106	GO, 2.00%, 09/15/2018	106
105	GO, 2.00%, 09/15/2019	105
25	Parsippany-Troy Hills Township School District, GO, 4.00%, 08/15/2018	25
6,300	Penns Grove-Carneys Point Regional School District, GO, GAN, 2.25%, 07/13/2018	6,309

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
20	Pennsauken Township School District, GO, 4.00%, 04/01/2018	20
4,000	South Plainfield School District, Temporary Notes, GO, 2.00%, 03/08/2018	4,000
11,582	Township of Belleville, GO, BAN, 2.50%, 05/25/2018	11,608
2,977	Township of Cherry Hill, GO, BAN, 3.00%, 10/16/2018	3,005
26,330	Township of Edison, Sewer Utility, GO, BAN, 3.00%, 02/08/2019	26,688
	Township of Hillside,
4,542	GO, BAN, 2.25%, 07/25/2018	4,548
2,229	GO, BAN, 2.50%, 08/03/2018	2,234
3,823	Township of Lebanon, GO, BAN, 2.50%, 07/26/2018	3,834
	Township of Lyndhurst,
6,403	GO, BAN, 2.00%, 03/15/2018	6,404
8,574	GO, BAN, 2.50%, 03/14/2019 (w)	8,648
4,000	Township of Maple Shade, GO, BAN, 2.25%, 06/28/2018	4,005
20	Township of Mount Laure, Series 2014, GO, 4.00%, 09/01/2018	20
20	Township of Raritan, General Improvement, GO, 5.00%, 08/15/2018	20
20	Township of South Brunswick, Series 2014, GO, 4.00%, 09/01/2018	20
	Township of West Orange,
6,592	GO, BAN, 2.25%, 07/27/2018	6,605
6,122	GO, BAN, 2.25%, 09/07/2018	6,136
2,050	Township of Woodbridge, GO, BAN, 2.00%, 08/17/2018	2,055

		173,659

	Hospital — 0.0% (g)
375	New Jersey Health Care Facilities Financing Authority, Holy Name Medical Center, Series 2010, Rev., 4.50%, 07/01/2020	395

	Housing — 0.2%
3,500	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Camden Townhouses Project, Series F, Rev., 1.35%, 02/01/2019 (z)	3,484

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
	Passaic County Utilities Authority, Solid Waste Disposal,
170	Series 2018, Rev., 4.13%, 03/01/2019	174
180	Series 2018, Rev., 4.25%, 03/01/2020	188

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	67

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Industrial Development Revenue/Pollution Control Revenue — continued
255	Series 2018, Rev., 4.38%, 03/01/2021	272

		634

	Other Revenue — 1.5%
6,500	Atlantic County Improvement Authority, Aviation Park Project, Rev., 2.00%, 10/03/2018	6,523
25	Bergen County Improvement Authority, Guaranteed Governmental Loan, Rev., 4.00%, 08/15/2018	25
30	Burlington County Bridge Commission Lease, Governmental Leasing Program, Series A, Rev., 5.00%, 10/15/2018	31
500	Gloucester County Improvement Authority, Series A, Rev., 5.00%, 11/01/2019	527
20	Gloucester County Improvement Authority, Capital Program, Rev., 5.00%, 04/01/2018	20
1,000	Hudson County Improvement Authority, Local Unit Loan Program, Series A-1, Rev., 2.25%, 04/05/2018	1,001
200	New Jersey Economic Development Authority, School Facilities Construction, Series PP, Rev., 5.00%, 06/15/2020	211
20,000	RBC Municipal Products, Inc. Trust, Floater Certificates, Series 2018-E117, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 1.17%, 03/01/2018 (e) (z)	20,000
2,500	Tender Option Bond Trust Receipts/Certificates, Series 2018-XL0058, Rev., VRDO, LIQ: Barclays Bank plc, 1.21%, 03/08/2018 (e) (z)	2,500
340	The Cumberland County Improvement Authority, Vineland Public Safety Building Project, Series 2017, Rev., 5.00%, 12/15/2021	373

		31,211

	Prerefunded — 0.1%
25	County of Burlington, General Improvement, Series A, GO, 4.00%, 09/01/2018 (p)	25
	New Jersey Economic Development Authority, School Facilities Construction,
25	Series Y, Rev., 4.50%, 09/01/2018 (p)	25
85	Series Z, Rev., AGC, 5.50%, 12/15/2018 (p)	88
130	New Jersey Educational Facilities Authority, College of New Jersey, Series D, Rev., AGM, 5.00%, 07/01/2018 (p)	132
	New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation,
30	Rev., 5.00%, 10/01/2018 (p)	30
35	Rev., 5.25%, 10/01/2018 (p)	36

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
805	New Jersey Health Care Facilities Financing Authority, Meridian Health System, Rev., AGC, 5.00%, 07/01/2018 (p)	815
	State of New Jersey, Equipment Lease Purchase,
40	Series A, COP, 5.00%, 06/15/2018 (p)	41
25	Series A, COP, 5.25%, 06/15/2019 (p)	26

		1,218

	Transportation — 0.3%
700	New Jersey Transportation Trust Fund Authority, Transportation Program, Series BB-1, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 1.00%, 12.00% Cap), 2.09%, 03/08/2018 (aa)	703
225	New Jersey Transportation Trust Fund Authority, Transportation System, Series B-4, Rev., 5.25%, 12/15/2019	236
4,000	New Jersey Turnpike Authority, Series C-1, Rev., (ICE LIBOR USD 1 Month + 0.34%, 8.00% Cap), 1.44%, 04/02/2018 (aa)	4,013

		4,952

	Total New Jersey	221,969

	New Mexico — 0.3%
	Education — 0.0% (g)
30	University of New Mexico (The), Refunding & Improvement, Subordinated Lien, Series A, Rev., 2.00%, 06/01/2018	30

	General Obligation — 0.2%
50	Albuquerque Municipal School District No. 12, Series D, GO, 4.00%, 08/01/2018	51
880	Jal Public School District No. 19, Credit Enhancement Program, GO, AGM, 5.00%, 08/01/2019	922
	Santa Fe Public School District,
25	GO, 3.00%, 08/01/2018	25
2,500	Series 2015, GO, 5.00%, 08/01/2018	2,539
500	Silver City Consolidated School District No. 1, School Building, GO, 2.00%, 08/01/2018	500

		4,037

	Other Revenue — 0.0% (g)
25	City of Rio Rancho, Series 2013, Rev., 4.00%, 06/01/2018	25
60	State of New Mexico, Severance Tax Permanent Fund, Series A, Rev., 5.00%, 07/01/2018	61

		86

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 0.0% (g)
25	Albuquerque Bernalillo County Water Utility Authority, Joint Water & Sewer System Improvement, Series A, Rev., 5.00%, 07/01/2018 (p)	25
25	County of Los Alamos, Rev., 6.00%, 06/01/2018 (p)	25

		50

	Water & Sewer — 0.1%
2,750	Albuquerque Bernalillo County Water Utility Authority, Joint Water & Sewer System Improvement, Rev., 5.00%, 07/01/2018	2,783

	Total New Mexico	6,986

	New York — 20.5%
	Education — 1.5%
5,000	Board of Cooperative Educational Services First Supervisory District, Rev., RAN, 2.25%, 03/08/2018	5,001
	Board of Cooperative Educational Services for the Sole Supervisory District,
13,500	Rev., RAN, 2.00%, 06/29/2018	13,529
3,500	Rev., RAN, 2.25%, 03/16/2018	3,500
5,000	Rev., RAN, 2.25%, 06/22/2018	5,013
4,440	New York State Dormitory Authority, University of Rochester, Series 2006A-1, Rev., VRDO, LOC: Barclays Bank plc, 1.10%, 03/08/2018 (z)	4,440

		31,483

	General Obligation — 8.2%
6,500	Amsterdam City School District, Series A, GO, BAN, 2.25%, 06/29/2018	6,514
35	Baldwinsville Central School District, GO, 4.00%, 05/15/2018	35
3,500	Binghamton City School District, GO, RAN, 2.50%, 01/25/2019	3,524
	City of New York,
15,000	Series E, Subseries E-3, GO, VRDO, LOC: Bank of America NA, 1.10%, 03/08/2018 (z)	15,000
20	Subseries J-1, GO, 4.00%, 08/01/2018	20
25	City of New York, Fiscal Year 2013, Series J, GO, 5.00%, 08/01/2018	25
3,635	City of Olean, GO, BAN, 2.25%, 06/14/2018	3,645
2,008	City of Troy, Series B, GO, BAN, 2.25%, 08/03/2018	2,011
20	Clarkstown Central School District, GO, 5.00%, 04/15/2018	20
7,665	County of Erie, GO, RAN, 2.00%, 06/30/2018	7,682

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
22,495	County of Nassau, Series B, GO, TAN, 3.00%, 09/18/2018	22,693
30	County of Orange, Series A, GO, AGM, 4.00%, 03/01/2018	30
14,225	County of Schoharie, GO, BAN, 2.50%, 02/08/2019	14,351
1,130	County of Suffolk, Series A, GO, 5.00%, 04/01/2018	1,133
20	County of Suffolk, Town of Brookhaven, Series 2015, GO, 5.00%, 05/01/2018	20
20	East Hampton Union Free School District, GO, 4.00%, 06/01/2018	20
16,035	Gouverneur Central School District, GO, BAN, 2.25%, 06/28/2018	16,087
1,875	Harpursville Central School District, GO, RAN, 2.25%, 06/29/2018	1,879
3,500	Harrisville Central School District, GO, BAN, 2.25%, 06/29/2018	3,509
20	Lancaster Central School District, GO, 4.00%, 05/15/2018	20
40	Mahopac Central School District, Series A, GO, 5.00%, 04/01/2018	40
6,713	Marcellus Central School District, GO, BAN, 3.00%, 02/22/2019	6,803
6,405	Mattituck, Cutchogue Union Free School District, GO, TAN, 2.25%, 06/27/2018	6,416
45	Middle Country Central School District, GO, 5.00%, 05/15/2018	45
7,000	Niagara Falls City School District, GO, RAN, 2.00%, 03/30/2018	7,003
6,100	Portville Central School District, GO, BAN, 2.25%, 06/29/2018	6,116
1,480	Queensbury Union Free School District, GO, BAN, 2.25%, 04/27/2018	1,482
20	Rocky Point Union Free School District, GO, 5.00%, 06/01/2018	20
7,000	Sewanhaka Central High School District of Elmont, GO, TAN, 2.25%, 06/22/2018	7,011
20	State of New York, Tax-Exempt, Series A, GO, 4.00%, 03/01/2018	20
3,292	Town of Corning, Series A, GO, BAN, 2.25%, 08/15/2018	3,300
500	Town of Islip, Public Improvement, Series A, GO, 4.00%, 11/15/2020	509
1,067	Town of LaGrange, Series B, GO, BAN, 2.50%, 06/14/2018	1,070
	Town of Oyster Bay,
500	Series A, GO, BAN, 3.50%, 06/01/2018	502
100	Series C, GO, BAN, 4.00%, 06/01/2018	101

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	69

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
1,530	Town of Phelps, GO, BAN, 2.25%, 07/06/2018	1,532
1,079	Town of Union, GO, BAN, 2.25%, 05/04/2018	1,081
3,104	Village of Tully, GO, BAN, 2.25%, 04/12/2018	3,107
4,450	Weedsport Central School District, GO, BAN, 2.50%, 07/13/2018	4,467
6,460	West Canada Valley Central School District, GO, BAN, 2.00%, 06/14/2018	6,470
8,000	West Seneca Fire District No. 2, Series B, GO, BAN, 2.25%, 07/11/2018	8,013
5,000	West Webster Fire District, GO, BAN, 1.75%, 07/13/2018	4,997

		168,323

	Hospital — 0.1%
	Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project,
515	Series A, Rev., 2.00%, 11/01/2018	515
550	Series A, Rev., 2.00%, 11/01/2019	547
575	Series A, Rev., 3.00%, 11/01/2020	582

		1,644

	Housing — 0.1%
2,360	Amherst Development Corp., Student Housing Facility, Greiner & Hadley Refunding Projects, Series A, Rev., 3.00%, 10/01/2018	2,382

	Industrial Development Revenue/Pollution Control Revenue — 1.0%
20,145	Syracuse City Industrial Development Agency, Syracuse University Project, Series A, Rev., VRDO, LOC: U.S. Bank NA, 1.11%, 03/08/2018 (z)	20,145

	Other Revenue — 3.1%
340	Albany Capital Resource Corp., Albany Law School of Union University Refunding Project, Rev., 3.00%, 07/01/2018	341
	Erie County Fiscal Stability Authority, Sales Tax,
20	Series A, Rev., 4.00%, 04/01/2018	20
20	Series A, Rev., 5.00%, 04/01/2018	20
50	Series A, Rev., 5.00%, 05/15/2018	51
50	Series C, Rev., 4.13%, 03/15/2018	50
10,975	Nassau County Interim Finance Authority, Sales Tax Secured, Series C, Rev., VRDO, 1.09%, 03/08/2018 (z)	10,975
20,000	New York City Transitional Finance Authority, Future Tax Secured, Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.07%, 03/08/2018 (z)	20,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003,
1,000	Series 2003A-1, Rev., 5.00%, 11/01/2018	1,024
1,250	Subseries A-4, Rev., VRDO, 1.10%, 03/01/2018 (z)	1,250
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010,
25	Series D, Rev., 5.00%, 11/01/2018	26
14,675	Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.08%, 03/08/2018 (z)	14,675
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013,
2,000	Series A, Subseries A-4, Rev., VRDO, 1.10%, 03/01/2018 (z)	2,000
150	Subseries F-1, Rev., 5.00%, 02/01/2019	155
4,000	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-G, Rev., VRDO, 1.09%, 03/08/2018 (z)	4,000
8,000	New York City Trust for Cultural Resources, American Museum of Natural History, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.04%), 1.13%, 03/08/2018 (aa)	7,995
65	New York Local Government Assistance Corp., Senior Lien, Series C, Rev., 5.00%, 04/01/2018	65
20	New York Local Government Assistance Corp., Subordinated Lien, Series B, Rev., 5.00%, 04/01/2018	20
150	New York State Dormitory Authority, North Shore, Long Island Jewish Obligated Group, Series A, Rev., 4.00%, 05/01/2020	157
35	New York State Dormitory Authority, State Sales Tax, Series A, Rev., 5.00%, 03/15/2018	35
25	New York State Dormitory Authority, Third General Resolution, State University Educational Facilities, Rev., 5.00%, 05/15/2018	25
25	New York State Environmental Facilities Corp., State Personal Income Tax, Series A, Rev., 5.25%, 12/15/2018	26
1,240	Schenectady Metroplex Development Authority, Series A, Rev., BAN, 3.00%, 12/28/2018	1,255
150	TSASC, Inc., Tobacco Settlement, Series B, Rev., 5.00%, 06/01/2019	155
130	Wautoma Area School District, GO, AGM, 3.00%, 03/01/2018	130

		64,450

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 0.7%
	New York State Dormitory Authority, State Personal Income Tax, Education,
20	Series A, Rev., 5.00%, 03/15/2018 (p)	20
25	Series C, Rev., 5.00%, 03/15/2018 (p)	25
30	New York State Thruway Authority, 2nd General Highway & Bridge Trust Fund, Series A, Rev., 5.00%, 04/01/2018 (p)	30
25	New York State Urban Development Corp., State Personal Income Tax, Rev., NATL-RE, 4.25%, 03/15/2018 (p)	25
50	Onondaga County Water Authority, Series A, Rev., 5.00%, 09/15/2018 (p)	51
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
35	Series A, Rev., 4.88%, 05/15/2018 (p)	35
20	Series A, Rev., 5.00%, 05/15/2018 (p)	20
1,120	Series A, Rev., 5.00%, 01/01/2022 (p)	1,252
13,000	Series A, Rev., 5.25%, 05/15/2018 (p)	13,104

		14,562

	Special Tax — 0.0% (g)
	New York State Dormitory Authority, State Personal Income Tax, General Purpose,
200	Series A, Rev., 5.00%, 02/15/2021	219
20	Series C, Rev., 5.00%, 06/15/2018	20
25	Series E, Rev., 4.00%, 03/15/2018	25
20	New York State Thruway Authority, Transportation, Series A, Rev., 5.00%, 03/15/2018	20

		284

	Transportation — 3.7%
	Metropolitan Transportation Authority,
20	Series A, Rev., 5.75%, 07/01/2018	20
13,750	Series A-3, Rev., BAN, 4.00%, 08/15/2019	14,222
15,000	Series C-2D, Rev., BAN, 4.00%, 05/15/2019	15,435
8,710	Subseries E-2, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.06%, 03/08/2018 (z)	8,710
2,955	Subseries E-3, Rev., VRDO, LOC: Citibank NA, 1.05%, 03/08/2018 (z)	2,955
25,520	New York State Thruway Authority, Series A, Rev., 5.00%, 05/01/2019	26,544
	New York State Thruway Authority, 2nd General Highway & Bridge Trust Fund,
440	Series A, Rev., 5.00%, 04/01/2018	442
20	Series A-1, Rev., 3.00%, 04/01/2018	20

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — continued
25	New York State Thruway Authority, Local Highway & Bridge Service Contract, Rev., 5.00%, 04/01/2018	25
25	New York State Thruway Authority, Transportation, Series A, Rev., 5.00%, 03/15/2018	25
20	Port Authority of New York & New Jersey, Consolidated, Series 180, Rev., 4.00%, 06/01/2018	20
100	Port Authority of New York & New Jersey, Consolidated, 173rd Series, Rev., 5.00%, 12/01/2018	103
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
2,210	Series A, Rev., 4.00%, 11/15/2018	2,251
4,010	Series A, Rev., 5.00%, 11/15/2018	4,113
20	Series B, Rev., 5.00%, 11/15/2018	21
1,500	Series B-4D, Rev., (ICE LIBOR USD 1 Month + 0.58%, 9.00% Cap), 1.64%, 04/02/2018 (aa)	1,507

		76,413

	Utility — 0.0% (g)
25	Long Island Power Authority, Electric System, Series A, Rev., AGM, Zero Coupon, 12/01/2018	25

	Water & Sewer — 2.1%
25,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2008, Subseries B-4, Rev., VRDO, 1.09%, 03/08/2018 (z)	25,000
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2011,
1,250	Series DD-1, Rev., VRDO, 1.10%, 03/01/2018 (z)	1,250
8,205	Series DD-3B, Rev., VRDO, 1.11%, 03/01/2018 (z)	8,205
2,500	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2014, Series AA, Subseries AA1-AA6, Rev., VRDO, 1.10%, 03/01/2018 (z)	2,500
5,680	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series BB-3, Rev., VRDO, 1.08%, 03/08/2018 (z)	5,680

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	71

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
20	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, Municipal Water Finance Authority Projects, Series A, Rev., 5.00%, 06/15/2018	20

		42,655

	Total New York	422,366

	North Carolina — 2.7%
	Certificate of Participation/Lease — 0.6%
13,120	City of Raleigh, Downtown Improvement Projects, Series A, COP, VRDO, 1.09%, 03/08/2018 (z)	13,120

	Education — 0.2%
3,250	University of North Carolina, Chapel Hill, Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%, 12.00% Cap), 1.46%, 04/02/2018 (aa)	3,253
	Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina,
110	Rev., AGM, 3.00%, 10/01/2018	111
90	Rev., AGM, 4.00%, 10/01/2019	94
120	Rev., AGM, 4.00%, 10/01/2020	128

		3,586

	General Obligation — 0.2%
25	City of Raleigh, Series B, GO, 5.00%, 04/01/2018	25
25	County of Forsyth, GO, 5.00%, 05/01/2018	25
2,535	County of Lincoln, Series A, GO, 4.00%, 06/01/2019	2,614
500	State of North Carolina, Series A, GO, 5.00%, 06/01/2019	522

		3,186

	Hospital — 0.2%
2,935	North Carolina Medical Care Commission, Firsthealth Carolinas, Series A, Rev., VRDO, 1.14%, 03/08/2018 (z)	2,935
	North Carolina Medical Care Commission, United Methodist Retirement Homes, Inc., Retirement Facilities,
180	Rev., 5.00%, 10/01/2018	183
275	Rev., 5.00%, 10/01/2019	288
380	Northern Hospital District of Surry County, Health Care Facilities, Rev., 4.00%, 10/01/2018	383

		3,789

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.1%
30	City of Fayetteville Public Works Commission, Series A, Rev., 5.00%, 03/01/2018	30
25	City of Winston-Salem, Series C, Rev., 4.00%, 06/01/2018	25
25	County of Bladen, Rev., 4.00%, 06/01/2018	25
210	County of Chatham, Series 2014, Rev., 5.00%, 11/01/2019	222
1,000	State of North Carolina, Vehicle, Rev., 4.00%, 03/01/2018	1,000

		1,302

	Prerefunded — 0.0% (g)
45	Cape Fear Public Utility Authority, Water & Sewer System, Rev., 5.00%, 08/01/2018 (p)	46

	Transportation — 0.0% (g)
420	North Carolina Turnpike Authority, Monroe Connector System, Series 2011, Rev., 5.00%, 07/01/2020	452

	Water & Sewer — 1.4%
	City of Charlotte, Water & Sewer System,
3,650	Series 2015, Rev., 5.00%, 07/01/2018	3,695
14,990	Series B, Rev., VRDO, 1.09%, 03/08/2018 (z)	14,990
6,005	City of Greensboro, Combined Enterprise System, Series A, Rev., VRDO, 1.12%, 03/08/2018 (z)	6,005
5,000	Orange Water & Sewer Authority, Series B, Rev., VRDO, 1.12%, 03/08/2018 (z)	5,000

		29,690

	Total North Carolina	55,171

	North Dakota — 0.0% (g)
	Hospital — 0.0% (g)
270	City of Grand Forks, Health Care System, Altru Health System Obligated Group, Series A, Rev., 5.00%, 12/01/2018	277

	Ohio — 4.2%
	Certificate of Participation/Lease — 0.0% (g)
	Goshen Local School District, School Facilities Project,
280	COP, 1.50%, 12/15/2020	277
170	COP, 4.00%, 12/15/2018	173
240	COP, 4.00%, 12/15/2019	249

		699

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Education — 0.3%
225	Lorain County Community College District, Rev., 2.00%, 12/01/2018	226
50	Miami University, A State University of Ohio, Rev., 4.00%, 09/01/2018	51
5,300	Ohio State University (The), General Receipts, Rev., VRDO, 1.05%, 03/08/2018 (z)	5,300
	University of Cincinnati, General Receipts,
25	Series A, Rev., 5.00%, 06/01/2018	25
25	Series C, Rev., 4.00%, 06/01/2018	25
100	Wright State University, General Receipts, Series A, Rev., 4.00%, 05/01/2018	100

		5,727

	General Obligation — 1.9%
215	Antwerp Local School District, School Facilities Construction & Improvement, GO, 3.00%, 12/01/2018	217
1,075	City of Ashland, Various Purpose Notes, GO, BAN, 2.00%, 05/17/2018	1,076
	City of Cincinnati, Unlimited Tax Refunding & Improvement,
2,000	Series 2014A, GO, 5.00%, 12/01/2018	2,054
5,925	Series 2014A, GO, 5.00%, 12/01/2019	6,275
645	City of Cleveland Heights, GO, BAN, 2.30%, 07/24/2018	647
3,500	City of Cuyahoga Falls, Various Purpose, GO, BAN, 1.75%, 08/08/2018	3,505
685	City of Elyria, GO, BAN, 2.00%, 05/25/2018	686
	City of Elyria, Improvement & Refunding, Various Purpose,
685	GO, 3.00%, 12/01/2018	693
1,340	GO, 5.00%, 12/01/2019	1,418
425	City of Fairborn, Various Purpose, Series B, GO, BAN, 1.75%, 09/07/2018	425
1,360	City of Forest Park, Various Purpose, GO, BAN, 1.75%, 08/22/2018	1,362
1,000	City of Highland Heights, Various Purpose, GO, BAN, 1.75%, 06/14/2018	1,001
8,000	City of Huber Heights, Capital Facilities Notes, GO, BAN, 2.00%, 05/30/2018	8,012
	City of Middletown, Various Purpose,
250	GO, 4.00%, 12/01/2018	254
500	GO, 4.00%, 12/01/2019	519
500	City of Seven Hills, Capital Improvement, GO, BAN, 2.25%, 06/28/2018	499
650	City of Seven Hills, Street Improvement, GO, BAN, 2.25%, 08/02/2018	649
25	City of Springboro, GO, 5.00%, 12/01/2018	26

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
1,115	City of Springfield, Sewer & Water, GO, BAN, 2.00%, 03/30/2018	1,115
	City of Toledo,
180	GO, AGM, 2.00%, 12/01/2019	181
100	GO, AGM, 4.00%, 12/01/2020	105
225	County of Crawford, Various Purpose, GO, AGM, 2.00%, 12/01/2018	226
1,000	County of Lake, Water Utilities Improvement, GO, 1.50%, 06/14/2018	1,000
5,000	County of Lucas, Various Purpose Improvement, GO, BAN, 2.00%, 07/11/2018	5,011
645	Madison Local School District, Energy Conservation Improvement, GO, BAN, 2.00%, 10/04/2018	647
95	Painesville City Local School District, School Improvement, GO, Zero Coupon, 12/01/2018	94
100	Riverside Local School District, School Construction & Improvement, Series C, GO, 5.00%, 10/01/2018	102
	State of Ohio, Higher Education,
25	Series A, GO, 5.00%, 08/01/2018	25
45	Series B, GO, 5.00%, 08/01/2018	46
65	Series C, GO, 4.00%, 08/01/2018	66
230	Wauseon Exempted Village School District, Classroom Facilities & School Improvement, GO, 2.00%, 12/01/2018	231

		38,167

	Hospital — 1.1%
125	Akron, Bath & Copley Joint Township Hospital District, Summa Health Obligated Group, Rev., 5.00%, 11/15/2021	135
	City of Centerville, Graceworks Lutheran Services,
275	Rev., 5.00%, 11/01/2020	289
285	Rev., 5.00%, 11/01/2021	303
2,000	County of Allen, Hospital Facilities, Mercy Health, Series B, Rev., 5.00%, 05/05/2022 (z)	2,218
11,645	County of Franklin, Hospital Facilities, U.S. Health Corp., Series A, Rev., VRDO, LOC: Northern Trust Co., 1.09%, 03/08/2018 (z)	11,645
25	State of Ohio, Capital Facilities Lease Appropriation, Mental Health Improvement Fund Project, Series A, Rev., 4.00%, 06/01/2018	25
8,250	State of Ohio, University Hospitals Health System, Inc., Series A, Rev., VRDO, 1.34%, 03/01/2018 (z)	8,250

		22,865

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	73

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — 0.0% (g)
20	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series 2011A, Rev., 5.00%, 04/01/2018	20

	Industrial Development Revenue/Pollution Control Revenue — 0.7%
13,935	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Series B, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.22%), 1.31%, 03/08/2018 (aa)	13,967

	Prerefunded — 0.0% (g)
20	City of Cincinnati, Economic Development, Baldwin 300 Project, Series B, Rev., 5.00%, 11/01/2018 (p)	21
20	City of Cleveland, Bridges & Roadways, Series B, Rev., AGC, 5.00%, 04/01/2018 (p)	20
25	City of North Canton, Series A, GO, AGC, 5.00%, 06/01/2018 (p)	25
25	Dublin City School District, School Facilities Construction & Improvement, GO, 5.00%, 12/01/2018 (p)	26
25	Miamisburg City School District, Facilities Construction & Improvement, GO, 5.00%, 12/01/2018 (p)	26
20	Monroeville Local School District, School Improvement, GO, 4.00%, 12/01/2018 (p)	20
50	Northmor Local School District, School Facilities Construction & Improvement, GO, 5.00%, 11/01/2018 (p)	51
25	St. Marys City School District, School Facilities Construction & Improvement, GO, AGM, 4.50%, 06/01/2018 (p)	25
20	State of Ohio, Infrastructure Improvement, GO, 5.38%, 03/01/2018 (p)	20
35	State of Ohio, Infrastructure Project, Series 1, Rev., 5.75%, 06/15/2018 (p)	35

		269

	Transportation — 0.2%
4,170	City of Cleveland, Airport System, Series D, Rev., VRDO, LOC: U.S. Bank NA, 1.08%, 03/08/2018 (z)	4,170
735	Ohio Turnpike & Infrastructure Commission, Junior Lien, Infrastructure Projects, Series A-1, Rev., 5.00%, 02/15/2019	759

		4,929

	Water & Sewer — 0.0% (g)
20	City of Cincinnati, Water System, Series A, Rev., 5.00%, 12/01/2018	20

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
30	County of Butler, Rev., 4.00%, 12/01/2018	31

		51

	Total Ohio	86,694

	Oklahoma — 0.2%
	Education — 0.1%
	Canadian County Educational Facilities Authority, Mustang Public Schools Project,
335	Rev., 3.00%, 09/01/2018	338
1,000	Rev., 3.00%, 09/01/2019	1,019
	Cleveland County Educational Facilities Authority, Educational Facilities Lease, Noble Public Schools Project,
125	Rev., 4.00%, 09/01/2018	126
120	Rev., 4.00%, 09/01/2019	124
300	Cleveland County Educational Facilities Authority, Moore Public Schools Project, Rev., 5.00%, 06/01/2019	313
125	Okarche Economic Development Authority, Okarche Public Schools Project, Rev., 4.00%, 09/01/2019	128
50	Oklahoma Agricultural & Mechanical Colleges, State University, Rev., 3.50%, 07/01/2018 (p)	50
160	Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project, Series 2018, Rev., 5.00%, 10/01/2018	163
200	Oklahoma County Finance Authority, Educational Facilities, Lease Western Harrah Public Schools Project, Rev., 2.00%, 09/01/2018	200
500	Sequoyah County Educational Facilities Authority, Sallisaw Public Schools Project, Rev., 2.00%, 09/01/2018	501

		2,962

	General Obligation — 0.0% (g)
50	State of Oklahoma, Building Commission, Series A, GO, 5.00%, 07/15/2018	51

	Housing — 0.1%
1,500	Oklahoma Housing Finance Agency, Green Rural Development Portfolio, Series 2018, Rev., VRDO, 1.90%, 03/01/2020 (z)	1,500

	Prerefunded — 0.0% (g)
30	Grand River Dam Authority, Series A, Rev., BHAC, 5.00%, 06/01/2018 (p)	30

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 0.0% (g)
75	Stillwater Utilities Authority, Utility System & Sales Tax, Series A, Rev., 4.00%, 10/01/2018	76

	Total Oklahoma	4,619

	Oregon — 0.7%
	General Obligation — 0.4%
25	Clackamas & Washington Counties School District No. 3, Series A, GO, NATL-RE, Zero Coupon, 06/15/2018	25
	Clackamas County School District No. 12,
135	GO, AGM, 5.00%, 06/15/2018	137
250	Series A, GO, Zero Coupon, 06/15/2019	245
1,875	County of Washington, Series 2016, GO, 5.00%, 06/01/2021	2,065
25	Lane County, Bethel School District No. 52, GO, 4.00%, 06/15/2018	25
60	Lane County, Mapleton School District No. 32, GO, 2.00%, 06/15/2018	60
25	State of Oregon, Series L, GO, 5.00%, 11/01/2018	25
6,085	State of Oregon, Veterans Welfare, Series 9, GO, VRDO, 1.08%, 03/08/2018 (z)	6,085

		8,667

	Hospital — 0.3%
100	Klamath Falls Intercommunity Hospital Authority, Sky Lakes Medical Center Project, Rev., 3.00%, 09/01/2018	101
5,350	Salem Hospital Facility Authority, Hospital Project, Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.08%, 03/08/2018 (z)	5,350

		5,451

	Prerefunded — 0.0% (g)
40	Chemeketa Community College District, GO, 5.50%, 06/15/2018 (p)	41
195	City of Portland, Sewer System, Series B, Rev., AGM, 5.00%, 06/15/2018 (p)	197
20	Port of Portland, Airport Revenue, Series 19, Rev., 5.00%, 07/01/2018 (p)	20
20	State of Oregon, Higher Education, Series A, GO, 5.00%, 08/01/2018 (p)	20

		278

	Transportation — 0.0% (g)
35	Tri-County Metropolitan Transportation District of Oregon, Capital Grant Receipts, Series A, Rev., 5.00%, 10/01/2018	36

	Total Oregon	14,432

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pennsylvania — 2.5%
	Education — 0.9%
255	Chester County Health & Education Facilities Authority, Immaculata University Project, Rev., 3.00%, 11/01/2018	255
	Pennsylvania Higher Educational Facilities Authority,
8,950	Series A, Rev., 5.00%, 09/01/2019 (p)	9,423
5,975	Series AN, Rev., 5.00%, 06/15/2020	6,408
215	Series AT-1, Rev., 5.00%, 06/15/2018	217
	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System,
25	Rev., 5.00%, 08/15/2018	25
200	Rev., 5.00%, 08/15/2019	210
290	Pennsylvania Higher Educational Facilities Authority, Widener University, Rev., 2.00%, 07/15/2019	289
375	Snyder County Higher Education Authority, Susquehanna University Project, Rev., 4.00%, 01/01/2019	382
25	State Public School Building Authority, Northampton Community College Project, Rev., 4.00%, 06/15/2018	25

		17,234

	General Obligation — 0.8%
25	Carlisle Area School District, Series 2014, GO, 4.00%, 03/01/2018	25
350	City of Easton, Series A, GO, AGM, 2.00%, 11/15/2018	351
35	Cocalico School District, Series 2014, GO, 4.00%, 03/01/2018	35
8,995	Commonwealth of Pennsylvania, Series 2015, GO, 5.00%, 08/15/2022	10,017
270	County of Beaver, GO, 3.00%, 04/15/2018	271
30	County of Centre, GO, 5.00%, 06/01/2018	30
4,000	County of Luzerne, Series 2018, GO, TRAN, 3.00%, 06/29/2018	4,019
30	County of Montgomery, Series A, GO, 5.00%, 03/15/2018	30
20	Cumberland Valley School District, Refunding & Improvement, Series A, GO, 4.00%, 11/15/2018	20
30	Fox Chapel Area School District, GO, 3.00%, 08/01/2018	30
20	Great Valley School District, GO, 4.00%, 11/01/2018	20
35	Manheim Central School District, GO, AGM, 4.00%, 03/01/2018	35

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	75

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
1,075	Municipality of Monroeville, GO, 3.00%, 06/01/2020	1,102
105	Parkland School District, Series A, GO, 3.00%, 03/01/2018	105
50	Pine-Richland School District, Series A, GO, 2.00%, 07/15/2018	50
30	Pleasant Valley School District, GO, 5.00%, 05/01/2018	30
20	Schuylkill Valley School District, GO, 4.00%, 04/01/2018	20
20	Souderton Area School District, Series A, GO, 4.00%, 11/15/2018	20
50	Township of Exeter, GO, AMBAC, 5.30%, 07/15/2018	51
20	Township of Hopewell, GO, 4.00%, 05/01/2018	20
210	Township of Upper Darby, GO, AGM, 2.00%, 05/01/2019	211
	West Chester Area School District,
20	GO, 5.00%, 04/15/2018	20
35	Series AA, GO, 5.00%, 05/15/2018	35

		16,547

	Hospital — 0.1%
1,085	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.00%, 05/15/2018	1,093
1,000	Philadelphia Hospitals & Higher Education Facilities Authority, Temple University Health System, Hospital Revenue, Rev., 5.00%, 07/01/2019	1,034

		2,127

	Housing — 0.0% (g)
250	Philadelphia Housing Authority, PHA Headquarters Project, Rev., 4.00%, 05/01/2019	257

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	Lackawanna County Industrial Development Authority, University of Scranton,
25	Rev., 3.00%, 11/01/2018	25
50	Rev., 3.00%, 11/01/2019	51
100	Rev., 4.00%, 11/01/2020	105
1,000	Rev., 5.00%, 11/01/2021	1,095

		1,276

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.5%
	Commonwealth Financing Authority, Tobacco Master Settlement Payment,
555	Series 2018, Rev., 5.00%, 06/01/2020	590
535	Series 2018, Rev., 5.00%, 06/01/2021	579
250	Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project, Rev., 2.00%, 04/30/2020 (z)	250
7,855	Emmaus General Authority, Rev., VRDO, AGM, 1.17%, 03/08/2018 (z)	7,855
1,070	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series A, Rev., 5.00%, 07/01/2018	1,083
195	Philadelphia Municipal Authority, City Agreement, Juvenile Justice Services Center, Rev., 4.00%, 04/01/2019	199

		10,556

	Prerefunded — 0.0% (g)
30	Allegheny County Higher Education Building Authority, Duquesne University, Rev., 5.00%, 03/01/2018 (p)	30
60	Central Bucks School District, GO, 5.00%, 05/15/2018 (p)	60
40	Commonwealth of Pennsylvania, GO, 5.00%, 05/15/2018 (p)	40
15	County of Allegheny, West Mifflin Area School District, GO, AGM, 5.38%, 10/01/2018 (p)	15
25	County of Lehigh, Rev., AGM, 5.00%, 07/01/2018 (p)	26
50	Doylestown Hospital Authority, Series A, Rev., AGC, 5.00%, 07/01/2018 (p)	51
55	Manheim Central School District, GO, AGM, 5.00%, 03/01/2018 (p)	55
20	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Series B, Rev., 6.00%, 08/15/2018 (p)	20
	Pennsylvania Turnpike Commission,
95	Series A1, Rev., AGC, 5.00%, 06/01/2018 (p)	97
25	Series B-1, Rev., 5.00%, 06/01/2018 (p)	25
25	Series B-1, Rev., 5.25%, 06/01/2018 (p)	25
30	Series B-1, Rev., 5.63%, 06/01/2018 (p)	30
20	Series C, Rev., AGC, 6.00%, 06/01/2018 (p)	20
20	Red Lion Area School District, GO, AGM, 5.00%, 05/01/2018 (p)	20
35	The School Board of Philadelphia County, Series F, GO, BHAC, 5.13%, 09/01/2018 (p)	36

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
25	West Shore School District, GO, AGC, 4.50%, 05/15/2019 (p)	26

		576

	Transportation — 0.0% (g)
	Pennsylvania Turnpike Commission,
70	Series B, Subseries B-2, Rev., 5.00%, 06/01/2018	71
75	Series B, Subseries B-2, Rev., 5.00%, 06/01/2019	78
50	Series B, Subseries B-2, Rev., 5.00%, 06/01/2020	53
110	Pennsylvania Turnpike Commission, Senior Lien, Series A, Rev., 5.00%, 12/01/2020	119

		321

	Utility — 0.1%
2,100	City of Philadelphia, Gas Works, 1998 General Ordinance, Fifteen, Rev., 3.00%, 08/01/2019	2,138

	Total Pennsylvania	51,032

	Rhode Island — 0.3%
	Hospital — 0.3%
5,205	Rhode Island Health & Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue, Series A, Rev., VRDO, LOC: U.S. Bank NA, 1.08%, 03/08/2018 (z)	5,205

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
35	Rhode Island Infrastructure Bank, Water Pollution Control Revolving Fund, Series A, Rev., 5.00%, 10/01/2018	36

	Other Revenue — 0.0% (g)
	Providence Public Building Authority, Capital Improvement,
125	Series A, Rev., 3.00%, 09/15/2018	125
250	Series A, Rev., 4.00%, 09/15/2019	257
200	Series A, Rev., 5.00%, 09/15/2020	213
205	Tobacco Settlement Financing Corp., Asset-Backed, Series A, Rev., 4.00%, 06/01/2018	206

		801

	Transportation — 0.0% (g)
	Rhode Island Commerce Corp., First Lien Special Facility, Rhode Island Airport Corp. Intermodal Facility Project,
500	Series 2018, Rev., 5.00%, 07/01/2019	521
585	Series 2018, Rev., 5.00%, 07/01/2020	625

		1,146

	Total Rhode Island	7,188

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	South Carolina — 1.3%
	Education — 0.1%
300	County of Spartanburg, School District No. 7, Rev., 3.00%, 12/01/2018	303
500	Educational Facilities Authority, Wofford College, Series B, Rev., 2.38%, 04/01/2022 (z)	497

		800

	General Obligation — 0.0% (g)
	Aiken County Consolidated School District,
20	GO, SCSDE, 4.00%, 04/01/2018	20
25	GO, SCSDE, 5.00%, 04/01/2018	25
20	County of Florence, GO, 4.00%, 06/01/2018	20
20	Florence School District No. 1, GO, SCSDE, 4.00%, 03/01/2018	20
	Fort Mill School District No. 4,
20	Series A, GO, SCSDE, 4.00%, 03/01/2018	20
20	Series D, GO, SCSDE, 5.00%, 03/01/2018	20
	Horry County School District,
25	Series 2012, GO, SCSDE, 4.00%, 03/01/2018	25
20	Series A, GO, SCSDE, 5.00%, 03/01/2018	20
25	State of South Carolina, Highway, Series A, GO, 5.00%, 06/01/2018	26
45	State of South Carolina, Winthorp University, Series B, GO, 5.00%, 04/01/2018	45

		241

	Hospital — 1.2%
24,810	Greenville Health System, Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.08%, 03/08/2018 (z)	24,810
750	Lexington County Health Services District, Inc., Hospital, LexMed Obligated Group, Series 2017, Rev., 5.00%, 11/01/2018	767

		25,577

	Prerefunded — 0.0% (g)
500	University of South Carolina, Higher Education, Series A, Rev., AGM, 5.00%, 06/01/2018 (p)	504

	Utility — 0.0% (g)
250	Piedmont Municipal Power Agency, Electric, Series A, Rev., 5.00%, 01/01/2019	257

	Total South Carolina	27,379

	South Dakota — 0.0% (g)
	Housing — 0.0% (g)
375	South Dakota Board of Regents, Housing & Auxiliary Facility System, Series 2017, Rev., 5.00%, 04/01/2022	417

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	77

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 0.0% (g)
	South Dakota State Building Authority,
150	Series A, Rev., 3.00%, 06/01/2019	153
200	Series A, Rev., 3.00%, 06/01/2020	205

		358

	Prerefunded — 0.0% (g)
45	South Dakota State Building Authority, Rev., AGM, 5.00%, 06/01/2018 (p)	45

	Total South Dakota	820

	Tennessee — 1.9%
	Education — 0.5%
6,250	Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board, Rev., 1.30%, 07/01/2019 (z)	6,233
4,000	Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board, Twelfth & Wedgewood Apartments Project, Series 2017, Rev., 1.80%, 12/01/2019 (z)	4,001

		10,234

	General Obligation — 0.2%
25	City of Oak Ridge, GO, 4.00%, 06/01/2018	25
3,500	County of Monroe, GO, BAN, 1.20%, 06/15/2019	3,489
30	County of Montgomery, Public Improvement, GO, 5.00%, 04/01/2018	30
	County of Shelby,
50	Series A, GO, 4.00%, 03/01/2018	50
45	Series A, GO, 4.75%, 03/01/2018	45
105	County of Sumner, School & Public Improvement, Series 2013, GO, 5.00%, 12/01/2019	112

		3,751

	Hospital — 1.0%
20,000	Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur Healthcare, Series B, Rev., VRDO, AGM, 1.10%, 03/01/2018 (z)	20,000

	Prerefunded — 0.0% (g)
25	City of Chattanooga, Electric Power Board, Series A, Rev., 5.00%, 03/01/2018 (p)	25
25	City of Memphis, General Improvement, GO, AGC, 4.50%, 04/01/2018 (p)	25

		50

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.2%
120	City of Knoxville, Gas System, Series W, Rev., 5.00%, 03/01/2019	124
300	Metropolitan Government of Nashville & Davidson County, Electric Revenue, Series A, Rev., 4.00%, 05/15/2018	302
	Tennessee Energy Acquisition Corp., Gas Project,
625	Series A, Rev., 4.00%, 05/01/2019	641
780	Series A, Rev., 4.00%, 05/01/2020	812
730	Series A, Rev., 4.00%, 05/01/2021	770
1,715	Series A, Rev., 4.00%, 05/01/2023 (z)	1,827

		4,476

	Water & Sewer — 0.0% (g)
	Jackson Energy Authority, Wastewater System,
425	Rev., 5.00%, 12/01/2018	436
350	Rev., 5.00%, 12/01/2019	370

		806

	Total Tennessee	39,317

	Texas — 7.4%
	Education — 1.6%
	Arlington Higher Education Finance Corp., Uplift Education,
700	Series A, Rev., PSF-GTD, 2.00%, 12/01/2018	702
435	Series A, Rev., PSF-GTD, 3.00%, 12/01/2019	445
30	Austin Community College District Public Facility Corp., Lease, Round Rock Campus, Rev., 5.00%, 08/01/2018	30
	County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital,
3,155	Rev., 5.00%, 11/15/2018	3,232
25	Series D, Rev., 5.00%, 11/15/2018 (p)	25
	Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System,
18,795	Rev., VRDO, 1.13%, 03/08/2018 (z)	18,795
8,800	Series D, Rev., VRDO, 1.13%, 03/08/2018 (z)	8,800
175	Harris County Cultural Education Facilities Finance Corp., TECO Project, Series 2017, Rev., 5.00%, 11/15/2019	185
200	Newark Higher Education Finance Corp., Orenda Education, Rev., PSF-GTD, 4.00%, 08/15/2019	206
25	Regents of the University of North Texas, Series 2010, Rev., 5.00%, 04/15/2018	25

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Education — continued
300	Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Rev., 5.00%, 11/15/2018	307
	Texas A&M University, Financing System,
55	Series A, Rev., 5.00%, 05/15/2018	56
30	Series D, Rev., 5.00%, 05/15/2018	30
20	Texas State University, Financing System, Rev., 5.00%, 03/15/2018	20
25	Texas Woman’s University, Series 2012, Rev., 5.00%, 07/01/2018	25
25	University of Texas System, Board of Regents, Financing System, Series D, Rev., 5.00%, 08/15/2018	25

		32,908

	General Obligation — 3.3%
20	City of Austin, GO, 4.00%, 09/01/2018	20
	City of Corpus Christi,
20	GO, 4.00%, 03/01/2018	20
25	Series C, GO, 4.00%, 03/01/2018	25
25	City of Forney, GO, AGC, 4.00%, 08/15/2018	25
70	City of Fort Stockton, Certificates of Obligation, GO, 2.00%, 03/15/2018	70
	City of Granbury,
160	Series 2018, GO, 2.00%, 08/15/2019	161
185	Series 2018, GO, 2.00%, 08/15/2020	186
1,540	City of Houston, Public Improvement, Series A, GO, 5.00%, 03/01/2018	1,541
50	City of Mercedes, GO, AGC, 3.00%, 08/15/2018	50
25	City of Midland, Certificates of Obligation, Series 2012, GO, 4.00%, 03/01/2018	25
55	City of Missouri City, Series B, GO, 5.00%, 06/15/2018	56
	City of Odessa,
600	Series 2017, GO, 4.00%, 03/01/2018	600
360	Series 2017, GO, 4.00%, 03/01/2019	369
300	Series 2017, GO, 4.00%, 03/01/2020	313
65	City of Pearland, GO, 4.50%, 03/01/2018	65
50	City of Pflugerville, GO, 3.00%, 08/01/2018	50
35	City of Weatherford, Tax & Utility System, GO, XLCA, 4.13%, 03/01/2018	35
2,200	Clear Creek Independent School District, School Building, Series B, GO, PSF-GTD, 1.45%, 08/14/2020 (z)	2,163
25	Clear Lake City Water Authority, Waterworks & Sewer System, GO, 4.00%, 03/01/2018	25

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
1,250	Corpus Christi Independent School District, School Building, Series A, GO, PSF-GTD, 2.00%, 08/15/2019 (z)	1,259
30	County of Bexar, Series A, GO, 5.00%, 06/15/2018	30
	County of Harris,
25	Series A, GO, 5.00%, 10/01/2018	26
30	Series B, GO, 4.00%, 10/01/2018	30
	County of Montgomery,
50	GO, AGC, 5.00%, 03/01/2018 (p)	50
30	Series A, GO, 4.00%, 03/01/2018	30
	County of Travis,
25	GO, 5.00%, 03/01/2018	25
30	Series A, GO, 5.00%, 03/01/2018	30
100	Cuero Independent School District, School Building, Series 2014, GO, PSF-GTD, 5.00%, 08/15/2021	111
175	El Paso County Hospital District, GO, 5.00%, 08/15/2019	182
190	Fort Bend County Municipal Utility District No. 151, GO, 3.00%, 09/01/2021	194
2,545	Fort Bend County, Levee Improvement District No. 15, GO, 0.75%, 09/01/2018	2,537
	Fort Bend Independent School District,
25	GO, PSF-GTD, 5.00%, 08/15/2018	26
6,750	Series B, GO, PSF-GTD, 1.35%, 08/01/2019 (z)	6,735
20	Frisco Independent School District, GO, PSF-GTD, 5.00%, 08/15/2018	20
3,100	Goose Creek Consolidated Independent School District, Series B, GO, PSF-GTD, 1.18%, 08/15/2019 (z)	3,085
60	Grapevine-Colleyville Independent School District, Series B, GO, 5.00%, 08/15/2018	61
100	Harris County Municipal Utility District No. 412, GO, 2.00%, 09/01/2018	100
6,000	Houston Independent School District, Schoolhouse, Series A-2, GO, PSF-GTD, 3.00%, 06/01/2019 (z)	6,111
200	Joshua Independent School District, School Building, GO, PSF-GTD, 4.00%, 08/15/2018	202
40	Klein Independent School District, Series B, GO, 4.00%, 08/01/2018	40
500	Klein Independent School District, Schoolhouse, Series A, GO, PSF-GTD, 5.00%, 08/01/2018	507
220	Leander Independent School District, Capital Appreciation, Series B, GO, Zero Coupon, 08/15/2019	215

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	79

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
480	Midlothian Independent School District, School Building, Series B, GO, PSF-GTD, 2.50%, 08/01/2052 (z)	482
4,000	Northside Independent School District, GO, PSF-GTD, 1.45%, 06/01/2020 (z)	3,978
600	Pasadena Independent School District, School Building, Series 2018, GO, PSF-GTD, 5.00%, 02/15/2019	620
250	Sienna Plantation Levee Improvement District of Fort Bend County, GO, 2.00%, 09/01/2019	251
250	Southside Independent School District, School Building, GO, PSF-GTD, 2.00%, 08/15/2019	252
40	State of Texas, Public Finance Authority, Series A, GO, 5.00%, 10/01/2018	41
11,900	State of Texas, Transportation Commission, Multi Mode Mobility Fund, Series B-R, GO, VRDO, LIQ: Texas Comptroller of Public Accounts, 1.13%, 03/08/2018 (z)	11,900
30	State of Texas, Unrefunded Balance, Transportation Commission, Mobility Fund, GO, 5.00%, 04/01/2018	30
22,255	State of Texas, Veterans Bonds, GO, VRDO, 1.15%, 03/08/2018 (z)	22,255
	State of Texas, Water Financial Assistance,
40	Series B, GO, 5.00%, 08/01/2018	41
25	Series C, GO, 5.00%, 08/01/2018	25
230	Weslaco Independent School District, Maintenance Tax Notes, GO, AGM, 3.00%, 02/15/2019	233

		67,513

	Industrial Development Revenue/Pollution Control Revenue — 0.7%
30	Guadalupe-Blanco River Authority Industrial Development Corp., Western Canyon Regional Water Supply Project, Series 2013A, Rev., 4.00%, 04/15/2018	30
11,490	Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project, Series 2012, Rev., VRDO, 1.14%, 03/01/2018 (z)	11,490
4,000	Matagorda County Navigation District No. 1, Pollution Control, Rev., AMT, 1.75%, 09/01/2020 (z)	3,963

		15,483

	Other Revenue — 0.1%
1,100	Austin Convention Enterprises, Inc., Convention Center Hotel First Tier, Series A, Rev., 5.00%, 01/01/2019	1,128

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
100	Lower Colorado River Authority, Transmission Contract, Rev., 5.00%, 05/15/2018	101
960	Mission Redevelopment Authority, Tax Increment Contract Revenue, Rev., AGM, 4.00%, 09/01/2018	971

		2,200

	Prerefunded — 0.2%
20	City of Corpus Christi, GO, AGC, 5.00%, 03/01/2018 (p)	20
55	City of Corpus Christi, Utility System, Rev., AGC, 5.25%, 07/15/2018 (p)	56
25	City of Dallas, Waterworks & Sewer System, Rev., 5.00%, 10/01/2018 (p)	26
35	City of El Paso, Water & Sewer, Series C, Rev., 5.00%, 03/01/2018 (p)	35
700	City of Forney, Independent School District, Series A, GO, PSF-GTD, 6.00%, 08/15/2018 (p)	715
25	City of Garland, Water & Sewer System, Rev., AGM, 5.00%, 03/01/2018 (p)	25
500	Corpus Christi Independent School District, School Building, GO, 5.00%, 08/15/2019 (p)	525
45	Dallas Area Rapid Transit, Senior Lien, Rev., 5.00%, 12/01/2018 (p)	46
195	Ennis Texas, Independent School District Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/2018 (p)	82
25	Everman Independent School District, School Building, GO, PSF-GTD, 5.00%, 08/15/2018 (p)	25
25	Harris County, Toll Road, Senior Lien, Rev., 5.00%, 08/15/2018 (p)	25
20	Hidalgo County Drain District No. 1, Improvement, GO, AGC, 4.75%, 09/01/2018 (p)	20
445	Jarrell Independent School District, School Building, Series B, GO, 4.35%, 08/15/2018 (p)	451
20	Midlothian Independent School District, School Building, Series B, GO, PSF-GTD, 2.50%, 08/01/2018 (p) (z)	20
	North Texas Tollway Authority System, First Tier,
1,220	Series A, Rev., 6.00%, 01/01/2019 (p)	1,265
50	Series A, Rev., 6.25%, 01/01/2019 (p)	52
70	Series K-1, Rev., AGC, 5.75%, 01/01/2019 (p)	73

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
80	Spring Hill Independent School District, GO, PSF-GTD, 5.00%, 08/15/2018 (p)	81
30	State of Texas, Unrefunded Balance, Transportation Commission, Mobility Fund, GO, 5.00%, 04/01/2018 (p)	30
25	Williamson County, Municipal Utility District No. 11, GO, 4.20%, 08/01/2018 (p)	25

		3,597

	Transportation — 0.6%
7,000	Brazoria County Toll Road Authority, Limited Contract Tax & Subordinate Lien Toll Road, Series B, Rev., BAN, 1.45%, 03/01/2020	6,911
155	Camino Real Regional Mobility Authority, Subordinate Lien Vehicle, Rev., AGM, 5.00%, 06/01/2019	161
25	County of Harris, Series B, Rev., 5.00%, 08/15/2018	25
	Dallas Area Rapid Transit, Senior Lien,
50	Rev., 5.00%, 12/01/2018	52
50	Series A, Rev., 5.00%, 12/01/2018	51
525	Dallas-Fort Worth International Airport, Series E, Rev., 5.00%, 11/01/2019	554
	Harris County Toll Road Authority, Senior Lien,
1,850	Series A, Rev., 5.00%, 08/15/2019	1,943
1,500	Series A, Rev., 5.00%, 08/15/2020	1,620
1,500	Series A, Rev., 5.00%, 08/15/2021	1,660
30	Harris County, Metropolitan Transit Authority, Rev., 4.00%, 11/01/2018 (p)	31
125	Love Field Airport Modernization Corp., Rev., AMT, 5.00%, 11/01/2021	137
	Port Beaumont Navigation District,
100	Rev., 2.00%, 09/01/2019	102
155	Rev., 4.00%, 09/01/2020	162
	Texas Transportation Commission, State Highway Fund,
20	Rev., 4.00%, 10/01/2018	20
20	Series A, Rev., 5.00%, 10/01/2018	21

		13,450

	Utility — 0.2%
75	City of Cedar Park, Utility System, Rev., 5.13%, 08/15/2018	76
25	City of Georgetown, Utility System, Rev., 5.00%, 08/15/2018	25
25	City of Houston, Combined Utility System, First Lien, Series C, Rev., 5.00%, 11/15/2018	26
4,425	City of Houston, Utility System, Series B-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.10%, 03/08/2018 (z)	4,425

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — continued
100	City of Lubbock, Electric Light & Power System, Rev., 5.00%, 04/15/2018	101
50	Red River Authority, Utility System, Rev., NATL-RE, 2.00%, 04/01/2018	50

		4,703

	Water & Sewer — 0.7%
20	Canyon Regional Water Authority, Wells Ranch I Project, Series 2016, Rev., 3.00%, 08/01/2018	20
11,275	City of Austin, Water & Wastewater System, Rev., VRDO, LOC: Citibank NA, 1.11%, 03/08/2018 (z)	11,275
	City of El Paso, Water & Sewer,
45	Rev., 4.00%, 03/01/2018	45
25	Rev., 5.00%, 03/01/2018	25
	City of San Antonio, Water System,
50	Rev., 4.00%, 05/15/2018	51
25	Rev., 5.00%, 05/15/2018	25
25	Series B, Rev., 5.00%, 05/15/2018	25
20	North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System, Rev., 4.00%, 06/01/2018	20
20	North Texas Municipal Water District, Water System, Rev., 4.00%, 09/01/2018	20
70	Trinity River Authority Central Regional Wastewater System, Rev., 5.00%, 08/01/2018	71
	Trinity River Authority Central Regional Wastewater System Revenue,
1,255	Rev., 5.00%, 08/01/2019	1,316
675	Rev., 5.00%, 08/01/2020	728

		13,621

	Total Texas	153,475

	Utah — 1.0%
	General Obligation — 0.1%
	Salt Lake City Corp.,
20	Series A, GO, 4.00%, 06/15/2018	20
30	Series B, GO, 4.00%, 06/15/2018	30
20	State of Utah, Series A, GO, 5.00%, 07/01/2018	20
3,130	Tooele County School District, Series 2017, GO, 5.00%, 06/01/2018	3,159

		3,229

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	81

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — 0.7%
	County of Utah Hospital, IHC Health Services, Inc.,
4,000	Series B, Rev., VRDO, 1.07%, 03/08/2018 (z)	4,000
2,500	Series C, Rev., VRDO, 1.08%, 03/08/2018 (z)	2,500
7,895	Series D, Rev., VRDO, 1.08%, 03/08/2018 (z)	7,895

		14,395

	Other Revenue — 0.1%
	City of Murray, Sales Tax,
200	Series 2018, Rev., 2.00%, 11/15/2018	201
100	Series 2018, Rev., 3.00%, 11/15/2019	102
235	Series 2018, Rev., 3.00%, 11/15/2020	242
150	Series 2018, Rev., 4.00%, 11/15/2021	161
	Utah Infrastructure Agency, Telecommunication Revenue,
540	Series A, Rev., 2.00%, 10/15/2018	540
1,000	Series A, Rev., 2.00%, 10/15/2019	996

		2,242

	Utility — 0.1%
	City of Lehi, Electric Utility,
75	Series 2018, Rev., 4.00%, 06/01/2019	77
85	Series 2018, Rev., 5.00%, 06/01/2020	91
75	Series 2018, Rev., 5.00%, 06/01/2021	82
1,020	Intermountain Power Agency, Series A, Rev., 5.00%, 07/01/2021	1,032

		1,282

	Water & Sewer — 0.0% (g)
20	Snyderville Basin Water Reclamation District, Sewer, Rev., 5.00%, 09/15/2018	20
20	Weber Basin Water Conservancy District, Series A, Rev., 5.00%, 10/01/2018	21

		41

	Total Utah	21,189

	Vermont — 0.0% (g)
	Prerefunded — 0.0% (g)
275	Vermont Educational & Health Buildings Financing Agency, Fletcher Allen Health, Hospital, Series B, Rev., AGM, 5.00%, 06/01/2018 (p)	277

	Virginia — 1.2%
	Education — 0.0% (g)
110	Virginia College Building Authority, Series B, Rev., 5.00%, 09/01/2018	112

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
20	Virginia Public School Authority, Technology & Security, Series I, Rev., 5.00%, 04/15/2018	20

		132

	General Obligation — 0.1%
200	City of Charlottesville, Public Improvement, Series B, GO, 4.00%, 07/15/2020	211
	City of Norfolk,
15	Series G, GO, 4.00%, 10/01/2018	15
10	Series G, GO, 4.00%, 10/01/2018 (p)	10
35	City of Town of Blacksburg, GO, 3.00%, 03/01/2018	35
	City of Virginia Beach,
25	Series A, GO, 4.00%, 08/01/2018	25
30	Series A-1, GO, 5.00%, 03/15/2018	30
1,480	Commonwealth of Virginia, Series A, GO, 5.00%, 06/01/2021	1,631
25	County of Fairfax, Public Improvement, Series A, GO, 5.00%, 04/01/2018	25
40	County of Stafford, Public Improvement, GO, 5.00%, 07/01/2018	41

		2,023

	Housing — 0.5%
10,000	Newport News Redevelopment & Housing Authority, Berkley Preservation Project, Rev., FHA/GNMA, 1.20%, 04/01/2019	9,922

	Other Revenue — 0.2%
25	Albemarle County Economic Development Authority, Albemarle County Project, Rev., 5.00%, 06/01/2018	25
	Virginia Public Building Authority, Public Facilities,
20	Series 2017B-1, Rev., 5.00%, 08/01/2018	20
20	Series A, Rev., 5.00%, 08/01/2018	20
4,000	Series D, Rev., 5.00%, 08/01/2018	4,061
20	Virginia Resources Authority, Infrastructure, Unrefunded Balance, Rev., 4.00%, 11/01/2018	21

		4,147

	Prerefunded — 0.4%
45	City of Newport News, Series AB, GO, 5.00%, 03/01/2018 (p)	45
20	Commonwealth of Virginia, Series B, GO, 5.00%, 06/01/2018 (p)	20
20	County of Prince William, GO, 4.13%, 08/01/2018 (p)	20

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
8,235	Fairfax County EDA, Community Services Facilities Projects, Series A, Rev., 4.50%, 03/01/2021 (p)	8,894
30	Hampton Roads Sanitation District, Wastewater Revenue, Rev., 5.00%, 04/01/2018 (p)	30
20	Virginia College Building Authority, Educational Facilities, 21st Century College & Equipment, Series A, Rev., 5.00%, 02/01/2019 (p)	21

		9,030

	Water & Sewer — 0.0% (g)
20	Hampton Roads Sanitation District, Wastewater Revenue, Series A, Rev., 5.00%, 08/01/2018	20

	Total Virginia	25,274

	Washington — 1.1%
	Certificate of Participation/Lease — 0.0% (g)
100	State of Washington, State & Local Agency Real & Personal Property, Series D, COP, 5.00%, 07/01/2018	101

	Education — 0.1%
1,100	University of Washington, Series A, Rev., 5.00%, 12/01/2018	1,130

	General Obligation — 0.3%
20	City of Yakima, Series A, GO, 4.00%, 06/01/2018	20
35	King County School District No. 414, Lake Washington, GO, 5.00%, 06/01/2018	35
170	Snohomish County School District No. 25, Marysville, GO, 5.00%, 12/01/2020	185
	State of Washington, Motor Vehicle Fuel Tax,
50	Series B, GO, 5.00%, 07/01/2018	51
4,000	Series R-2011C, GO, 5.00%, 07/01/2018	4,048
	State of Washington, Various Purpose,
400	Series R-2011B, GO, 5.00%, 07/01/2019	418
1,500	Series R-2013C, GO, 5.00%, 07/01/2018	1,518
55	Series R-A, GO, 5.00%, 07/01/2018	56
20	Series R-B, GO, 5.00%, 07/01/2018	20
625	State of Washington, Various Purpose, Green Bond, Series A-2, GO, 4.00%, 08/01/2018	632

		6,983

	Hospital — 0.5%
145	Washington Biomedical Research Properties 3.2, Series A, Rev., 5.00%, 01/01/2019	149
5,000	Washington Health Care Facilities Authority, Catholic Health Initiatives, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 1.00%, 12.00% Cap), 2.09%, 03/08/2018 (aa)	4,973

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — continued
1,210	Washington Health Care Facilities Authority, Overlake Hospital Medical Center, Series 2017B, Rev., 5.00%, 07/01/2022	1,339
3,150	Washington Health Care Facilities Authority, Providence Health & Service, Series C, Rev., VRDO, 1.17%, 03/08/2018 (z)	3,150
20	Washington Health Care Facilities Authority, Seattle Children’s Hospital, Rev., 5.00%, 10/01/2018	21

		9,632

	Housing — 0.2%
4,000	Washington State Housing Finance Commission, Royal Hills Apartments, Series A, Rev., 1.40%, 11/01/2019	3,982

	Other Revenue — 0.0% (g)
165	Washington Economic Development Finance Authority, Seadrunar Project, Series E, Rev., VRDO, LOC: U.S. Bank NA, 1.47%, 03/08/2018 (z)	165

	Prerefunded — 0.0% (g)
	City of Seattle, Municipal Light & Power,
20	Rev., AGM, 5.00%, 06/01/2018 (p)	20
25	Rev., 5.00%, 06/01/2018 (p)	25
	King County Public Hospital District No. 1,
35	Series A, GO, AGC, 5.00%, 06/01/2018 (p)	36
25	Series A, GO, AGC, 5.25%, 06/01/2018 (p)	25
35	Port of Tacoma, Limited Tax, Series A, GO, AGM, 5.00%, 06/01/2018 (p)	35
15	Snohomish County School District No. 201, Snohomish, GO, 5.25%, 12/01/2018 (p)	15
85	State of Washington, Motor Vehicle Fuel Tax, Series B, GO, 5.00%, 07/01/2018 (p)	86
	State of Washington, Various Purpose,
20	Series 2009A, GO, 5.00%, 07/01/2018 (p)	20
40	Series A, GO, 5.00%, 07/01/2018 (p)	41

		303

	Utility — 0.0% (g)
100	City of Seattle, Municipal Light & Power, Series B-2, Rev., (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.68%, 12.00% Cap), 1.77%, 03/08/2018 (aa)	100
	Energy Northwest, Electric Revenue,
60	Rev., 5.00%, 07/01/2018	61
110	Series A, Rev., 5.00%, 07/01/2018	111
35	Series A, Rev., 5.25%, 07/01/2018	35
55	Series S, Rev., 5.00%, 07/01/2018	56

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	83

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — continued
20	Lewis County Public Utility District No. 1, Cowlitz Falls Hydroelectric Project, Rev., 5.00%, 10/01/2018	21

		384

	Water & Sewer — 0.0% (g)
90	City of Marysville, Water & Sewer, Rev., 4.00%, 04/01/2018	90

	Total Washington	22,770

	Wisconsin — 1.5%
	Education — 0.9%
8,500	Madison Metropolitan School District, GO, TRAN, 2.00%, 09/06/2018	8,528
	Wisconsin Health & Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.,
175	Rev., 4.00%, 09/01/2018	177
145	Rev., 5.00%, 09/01/2019	151
155	Rev., 5.00%, 09/01/2020	164
160	Rev., 5.00%, 09/01/2021	173
8,000	Wisconsin School Districts, Cash Flow Administration Program, Series A, GO, 1.38%, 10/08/2018	7,995

		17,188

	General Obligation — 0.1%
225	City of Fond Du Lac, Series B, GO, 2.00%, 04/01/2019	226
30	City of Madison, Series A, GO, 5.00%, 10/01/2018	31
25	City of New Berlin, Promissory Notes, GO, 3.50%, 12/01/2018	25
170	City of Shawano, GO, AGM, 2.00%, 04/01/2018	170
	County of Manitowoc,
105	GO, 2.00%, 11/01/2018	105
215	GO, 2.00%, 11/01/2019	216
40	Northcentral Technical College District, Promissory Notes, GO, 2.00%, 03/01/2018	40
	State of Wisconsin,
35	Series 1, GO, AMBAC, 5.00%, 05/01/2018	35
70	Series 1, GO, 5.00%, 05/01/2018	71
190	Series A, GO, 5.00%, 05/01/2018	191
20	Series B, GO, 5.00%, 05/01/2018	20
45	Series C, GO, 5.00%, 05/01/2018	45
50	Series D, GO, 5.00%, 05/01/2018	50

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	Village of Pulaski,
520	GO, AGM, 2.00%, 04/01/2018	520
160	GO, AGM, 2.00%, 04/01/2019	160
160	GO, AGM, 3.00%, 04/01/2020	164

		2,069

	Other Revenue — 0.4%
1,750	PMA Levy & Aid Anticipation Notes Program, Series B, Rev., 2.00%, 07/20/2018	1,754
20	State of Wisconsin, Annual Appropriation, Series A, Rev., 5.00%, 05/01/2018 (p)	20
35	State of Wisconsin, Clean Water Fund, Leveraged Loan Portfolio, Series 3, Rev., 5.00%, 06/01/2018 (p)	35
6,965	Village of Howard, Rev., 2.00%, 12/01/2021	6,959

		8,768

	Prerefunded — 0.0% (g)
20	City of Racine, GO, 5.00%, 12/01/2018 (p)	21
	Wisconsin Department of Transportation,
25	Series A, Rev., BHAC-CR, 5.00%, 07/01/2018 (p)	25
90	Series A, Rev., 5.00%, 07/01/2018 (p)	91

		137

	Transportation — 0.1%
	Wisconsin Department of Transportation,
25	Series 1, Rev., 4.00%, 07/01/2018	25
20	Series 1, Rev., 5.00%, 07/01/2018	20
2,135	Series 1, Rev., 5.00%, 07/01/2020	2,299

		2,344

	Utility — 0.0% (g)
80	Wisconsin Public Power, Inc., Power Supply System, Series A, Rev., AGM, 5.00%, 07/01/2018	81

	Water & Sewer — 0.0% (g)
	State of Wisconsin, Clean Water Fund, Leveraged Loan Portfolio,
80	Series 1, Rev., 5.00%, 06/01/2018 (p)	81
25	Series 4, Rev., 5.00%, 06/01/2018 (p)	25

		106

	Total Wisconsin	30,693

	Wyoming — 0.0% (g)
	General Obligation — 0.0% (g)
25	Laramie County Community College District, GO, 4.00%, 06/01/2018	25

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 0.0% (g)
175	Wyoming Municipal Power Agency, Inc., Power Supply System, Series A, Rev., 4.00%, 01/01/2019	178

	Total Wyoming	203

	Total Municipal Bonds (Cost $1,957,044)	1,954,040

SHARES
Short-Term Investment — 4.5%
	Investment Company — 4.5%
92,021	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.25% (b) (l) (Cost $92,021)	92,021

	Total Investments — 99.1% (Cost $2,049,065)	2,046,061
	Other Assets in Excess of Liabilities — 0.9%	19,008

	NET ASSETS — 100.0%	$2,065,069

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	85

JPMorgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CHESLA	— Connecticut Higher Education Supplemental Loan Authority
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GAN	— Grant Anticipation Notes
GICS	— Global Industry Classification Standard
GNMA	— Government National Mortgage Association
GO	— General Obligation
GRAN	— Grant Revenue Anticipation Notes
GTD	— Guaranteed
ICE	— Intercontinental Exchange
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note
RE	— Reinsured
REMIC	— Real Estate Mortgage Investment Conduit

Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
TAN	— Tax Anticipation Note
TRAN	— Tax & Revenue Anticipation Note
USD	— United States Dollar
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2018.
XLCA	— Insured by XL Capital Assurance

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of February 28, 2018.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2018.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2018.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2018

(Amounts in thousands, except per share amounts)

	Municipal Income Fund		Short- Intermediate Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$210,447		$1,694,254
Investments in affiliates, at value	4,335		11,128
Cash	—	(a)	—	(a)
Receivables:
Investment securities sold	197		5,696
Investment securities sold — delayed delivery securities	155		—
Fund shares sold	160		849
Interest from non-affiliates	2,209		16,006
Dividends from affiliates	4		21
Due from adviser	9		—
Other assets	9		—

Total Assets	217,525		1,727,954

LIABILITIES:
Payables:
Investment securities purchased	—		2,821
Fund shares redeemed	133		5,098
Accrued liabilities:
Investment advisory fees	—		191
Administration fees	—		14
Distribution fees	21		10
Service fees	12		81
Custodian and accounting fees	12		23
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)
Audit fees	33		31
Printing and mailing cost	13		99
Other	6		—	(a)

Total Liabilities	230		8,368

Net Assets	$217,295		$1,719,586

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Municipal Income Fund	Short- Intermediate Municipal Bond Fund
NET ASSETS:
Paid-in-Capital	$214,384	$1,733,229
Accumulated undistributed (distributions in excess of) net investment income	(26)	12
Accumulated net realized gains (losses)	875	(11,630)
Net unrealized appreciation (depreciation)	2,062	(2,025)

Total Net Assets	$217,295	$1,719,586

Net Assets:
Class A	$66,258	$32,373
Class C	15,138	6,406
Class I*	71,161	1,680,807
Class R6	64,738	—

Total	$217,295	$1,719,586

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,962	3,116
Class C	1,606	611
Class I*	7,530	160,959
Class R6	6,852	—

Net Asset Value (a):
Class A — Redemption price per share	$9.52	$10.39
Class C — Offering price per share (b)	9.42	10.48
Class I* — Offering and redemption price per share	9.45	10.44
Class R6 — Offering and redemption price per share	9.45	—
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.89	$10.63

Cost of investments in non-affiliates	$208,385	$1,696,279
Cost of investments in affiliates	4,335	11,128

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	89

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in thousands, except per share amounts)

	Tax Free Bond Fund		Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$302,974		$1,954,040
Investments in affiliates, at value	9,885		92,021
Cash	—		7
Deposits at broker for futures contracts	115		—
Receivables:
Investment securities sold	29		27,240
Fund shares sold	480		33,329
Interest and dividends from non-affiliates	3,511		11,243
Dividends from affiliates	8		149
Variation margin on futures contracts	10		—
Due from adviser	—		27

Total Assets	317,012		2,118,056

LIABILITIES:
Payables:
Due to custodian	17		—
Investment securities purchased	—		41,734
Investment securities purchased — delayed delivery securities	—		8,649
Fund shares redeemed	804		2,169
Accrued liabilities:
Investment advisory fees	11		—
Distribution fees	40		—	(a)
Service fees	47		189
Custodian and accounting fees	14		33
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Audit fees	37		43
Printing and mailing cost	15		2
Other	2		167

Total Liabilities	987		52,987

Net Assets	$316,025		$2,065,069

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Tax Free Bond Fund	Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$305,287	$2,068,015
Accumulated undistributed (distributions in excess of) net investment income	(11)	115
Accumulated net realized gains (losses)	(1,812)	(57)
Net unrealized appreciation (depreciation)	12,561	(3,004)

Total Net Assets	$316,025	$2,065,069

Net Assets:
Class A	$130,462	$772
Class C	25,172	—
Class I (formerly Select Class)	160,391	2,064,297

Total	$316,025	$2,065,069

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,037	77
Class C	2,147	—
Class I (formerly Select Class)	13,627	206,364

Net Asset Value (a):
Class A — Redemption price per share	$11.82	$10.01
Class C — Offering price per share (b)	11.72	—
Class I (formerly Select Class) — Offering and redemption price per share	11.77	10.00
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.28	$10.24

Cost of investments in non-affiliates	$290,401	$1,957,044
Cost of investments in affiliates	9,885	92,021

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2018

(Amounts in thousands)

	Municipal Income Fund	Short- Intermediate Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,649	$40,457
Interest income from affiliates	— (a)	1
Dividend income from non-affiliates	112	— (a)
Dividend income from affiliates	68	723

Total investment income	7,829	41,181

EXPENSES:
Investment advisory fees	778	5,822
Administration fees	211	1,897
Distribution fees:
Class A	179	77
Class C	122	81
Service fees:
Class A	179	77
Class C	41	27
Class I*	384	5,430
Select Class (b)	—	33
Custodian and accounting fees	77	210
Professional fees	90	90
Trustees’ and Chief Compliance Officer’s fees	26	32
Printing and mailing costs	40	149
Registration and filing fees	55	67
Transfer agency fees (See Note 2.F.)	9	20
Sub-transfer agency fees (See Note 2.F.)	3	17
Other	10	40

Total expenses	2,204	14,069

Less fees waived	(754)	(8,188)
Less expense reimbursements	(8)	—

Net expenses	1,442	5,881

Net investment income (loss)	6,387	35,300

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	2,097	(2,785)
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(4,584)	(12,921)

Net realized/unrealized gains (losses)	(2,487)	(15,706)

Change in net assets resulting from operations	$3,900	$19,594

(a)	Amount rounds to less than 500.
(b)	Select Class Shares of Short-Intermediate Municipal Bond Fund had no assets from the close of business on April 3, 2017.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Tax Free Bond Fund	Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$12,591	$12,342
Interest income from affiliates	1	— (a)
Dividend income from affiliates	82	659

Total investment income	12,674	13,001

EXPENSES:
Investment advisory fees	967	1,712
Administration fees	263	928
Distribution fees:
Class A	350	4
Class C	218	—
Service fees:
Class A	350	4
Class C	73	—
Class I (formerly Select Class)	383	2,850
Custodian and accounting fees	81	162
Professional fees	96	81
Trustees’ and Chief Compliance Officer’s fees	26	29
Printing and mailing costs	31	28
Registration and filing fees	41	541
Transfer agency fees (See Note 2.F.)	19	9
Sub-transfer agency fees (See Note 2.F.)	5	— (a)
Offering costs	—	21
Other	10	21

Total expenses	2,913	6,390

Less fees waived	(943)	(3,456)
Less expense reimbursements	—	(191)

Net expenses	1,970	2,743

Net investment income (loss)	10,704	10,258

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(252)	(57)
Futures contracts	157	—

Net realized gain (loss)	(95)	(57)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,105)	(3,044)
Futures contracts	4	—

Change in net unrealized appreciation/depreciation	(3,101)	(3,044)

Net realized/unrealized gains (losses)	(3,196)	(3,101)

Change in net assets resulting from operations	$7,508	$7,157

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Municipal Income Fund		Short-Intermediate Municipal Bond Fund
	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 28, 2018	Year Ended February 28, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,387	$7,668	$35,300	$32,008
Net realized gain (loss)	2,097	4,031	(2,785)	1,510
Change in net unrealized appreciation/depreciation	(4,584)	(12,606)	(12,921)	(41,497)

Change in net assets resulting from operations	3,900	(907)	19,594	(7,979)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,664)	(1,923)	(348)	(351)
From net realized gains	(471)	(925)	—	(190)
Class C
From net investment income	(293)	(339)	(56)	(69)
From net realized gains	(111)	(217)	—	(81)
Class I*
From net investment income	(3,943)	(5,493)	(34,696)	(30,151)
From net realized gains	(566)	(2,361)	—	(10,500)
Class R6 (a)
From net investment income	(494)	—	—	—
From net realized gains	(593)	—	—	—
Select Class (b)
From net investment income	—	—	(171)	(1,914)
From net realized gains	—	—	—	(790)

Total distributions to shareholders	(8,135)	(11,258)	(35,271)	(44,046)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(49,281)	(51,958)	(340,775)	(532,349)

NET ASSETS:
Change in net assets	(53,516)	(64,123)	(356,452)	(584,374)
Beginning of period	270,811	334,934	2,076,038	2,660,412

End of period	$217,295	$270,811	$1,719,586	$2,076,038

Accumulated undistributed (distributions in excess of) net investment income	$(26)	$(19)	$12	$(17)

(a)	Commencement of offering of class of shares effective November 6, 2017 for Municipal Income Fund.
(b)	Select Class Shares of Short-Intermediate Municipal Bond Fund had no assets from the close of business on April 3, 2017.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Tax Free Bond Fund		Ultra-Short Municipal Fund
	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 28, 2018	Period Ended February 28, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,704	$10,671	$10,258	$82
Net realized gain (loss)	(95)	3,032	(57)	— (b)
Change in net unrealized appreciation/depreciation	(3,101)	(15,356)	(3,044)	40

Change in net assets resulting from operations	7,508	(1,653)	7,157	122

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,552)	(5,043)	(8)	(1)
From net realized gains	—	(3,145)	—	—
Class C
From net investment income	(779)	(838)	—	—
From net realized gains	—	(678)	—	—
Class I (formerly Select Class)
From net investment income	(5,375)	(4,773)	(10,137)	(79)
From net realized gains	—	(2,991)	—	—

Total distributions to shareholders	(10,706)	(17,468)	(10,145)	(80)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,172)	36,503	2,035,882	22,133

NET ASSETS:
Change in net assets	(6,370)	17,382	2,032,894	22,175
Beginning of period	322,395	305,013	32,175	10,000

End of period	$316,025	$322,395	$2,065,069	$32,175

Accumulated undistributed (distributions in excess of) net investment income	$(11)	$(9)	$115	$2

(a)	Commencement of operations was May 31, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Municipal Income Fund		Short-Intermediate Municipal Bond Fund
	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 28, 2018	Year Ended February 28, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,238	$23,344	$10,656	$11,600
Distributions reinvested	2,094	2,795	344	530
Cost of shares redeemed	(33,567)	(19,384)	(8,869)	(19,048)

Change in net assets resulting from Class A capital transactions	$(9,235)	$6,755	$2,131	$(6,918)

Class C
Proceeds from shares issued	$5,107	$6,745	$861	$2,753
Distributions reinvested	362	497	49	134
Cost of shares redeemed	(7,178)	(5,290)	(8,514)	(6,226)

Change in net assets resulting from Class C capital transactions	$(1,709)	$1,952	$(7,604)	$(3,339)

Class I*
Proceeds from shares issued	$42,887	$48,297	$1,080,724	$647,799
Distributions reinvested	1,807	1,190	16,842	10,099
Cost of shares redeemed	(149,658)	(110,152)	(1,429,300)	(1,176,872)
Conversion from Select Class Shares	—	—	140,758	—

Change in net assets resulting from Class I capital transactions	$(104,964)	$(60,665)	$(190,976)	$(518,974)

Class R6 (a)
Proceeds from shares issued	$90,639	$—	$—	$—
Distributions reinvested	1,086	—	—	—
Cost of shares redeemed	(25,098)	—	—	—

Change in net assets resulting from Class R6 capital transactions	$66,627	$—	$—	$—

Select Class (b)
Proceeds from shares issued	$—	$—	$1,645	$39,141
Distributions reinvested	—	—	28	415
Cost of shares redeemed	—	—	(5,241)	(42,674)
Conversion to Class I Shares	—	—	(140,758)	—

Change in net assets resulting from Select Class capital transactions	$—	$—	$(144,326)	$(3,118)

Total change in net assets resulting from capital transactions	$(49,281)	$(51,958)	$(340,775)	$(532,349)

(a)	Commencement of offering of class of shares effective November 6, 2017 for Municipal Income Fund.
(b)	Select Class Shares of Short-Intermediate Municipal Bond Fund had no assets from the close of business on April 3, 2017.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Municipal Income Fund		Short-Intermediate Municipal Bond Fund
	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 28, 2018	Year Ended February 28, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,271	2,330	1,013	1,086
Reinvested	215	284	33	50
Redeemed	(3,430)	(1,950)	(844)	(1,802)

Change in Class A Shares	(944)	664	202	(666)

Class C
Issued	526	678	81	256
Reinvested	38	51	4	13
Redeemed	(742)	(539)	(801)	(583)

Change in Class C Shares	(178)	190	(716)	(314)

Class I*
Issued	4,427	4,864	102,244	60,721
Reinvested	188	121	1,599	952
Redeemed	(15,458)	(11,124)	(135,480)	(110,395)
Conversion from Select Class Shares	—	—	13,367	—

Change in Class I Shares	(10,843)	(6,139)	(18,270)	(48,722)

Class R6 (a)
Issued	9,369	—	—	—
Reinvested	113	—	—	—
Redeemed	(2,630)	—	—	—

Change in Class R6 Shares	6,852	—	—	—

Select Class (b)
Issued	—	—	152	3,664
Reinvested	—	—	3	39
Redeemed	—	—	(500)	(4,018)
Conversion to Class I Shares	—	—	(13,393)	—

Change in Select Class Shares	—	—	(13,738)	(315)

(a)	Commencement of offering of class of shares effective November 6, 2017 for Municipal Income Fund.
(b)	Select Class Shares of Short-Intermediate Municipal Bond Fund had no assets from the close of business on April 3, 2017.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Bond Fund		Ultra-Short Municipal Fund
	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 28, 2018	Period Ended February 28, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$31,215	$45,224	$2,427	$599
Distributions reinvested	4,375	7,911	8	— (b)
Cost of shares redeemed	(52,729)	(47,813)	(2,179)	(100)

Change in net assets resulting from Class A capital transactions	$(17,139)	$5,322	$256	$499

Class C
Proceeds from shares issued	$3,952	$16,584	$—	$—
Distributions reinvested	770	1,490	—	—
Cost of shares redeemed	(11,395)	(10,720)	—	—

Change in net assets resulting from Class C capital transactions	$(6,673)	$7,354	$—	$—

Class I (formerly Select Class)
Proceeds from shares issued	$59,833	$72,909	$3,119,503	$21,948
Distributions reinvested	3,871	4,095	5,769	46
Cost of shares redeemed	(43,064)	(53,177)	(1,089,646)	(360)

Change in net assets resulting from Class I capital transactions	$20,640	$23,827	$2,035,626	$21,634

Total change in net assets resulting from capital transactions	$(3,172)	$36,503	$2,035,882	$22,133

(a)	Commencement of operations was May 31, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Tax Free Bond Fund		Ultra-Short Municipal Fund
	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 28, 2018	Period Ended February 28, 2017 (a)
SHARE TRANSACTIONS:
Class A
Issued	2,587	3,575	242	60
Reinvested	365	647	1	— (b)
Redeemed	(4,402)	(3,839)	(218)	(10)

Change in Class A Shares	(1,450)	383	25	50

Class C
Issued	331	1,317	—	—
Reinvested	65	124	—	—
Redeemed	(957)	(873)	—	—

Change in Class C Shares	(561)	568	—	—

Class I (formerly Select Class)
Issued	5,004	5,838	311,420	2,193
Reinvested	324	337	577	5
Redeemed	(3,597)	(4,344)	(108,793)	(36)

Change in Class I Shares	1,731	1,831	203,204	2,162

(a)	Commencement of operations was May 31, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Municipal Income Fund
Class A
Year Ended February 28, 2018	$9.70	$0.23	(f)	$(0.11)	$0.12	$(0.23)	$(0.07)	$(0.30)
Year Ended February 28, 2017	10.10	0.24		(0.28)	(0.04)	(0.24)	(0.12)	(0.36)
Year Ended February 29, 2016	10.11	0.25		0.08	0.33	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2015	9.98	0.27		0.18	0.45	(0.27)	(0.05)	(0.32)
Year Ended February 28, 2014	10.41	0.28		(0.28)	— (g)	(0.29)	(0.14)	(0.43)

Class C
Year Ended February 28, 2018	9.61	0.17	(f)	(0.12)	0.05	(0.17)	(0.07)	(0.24)
Year Ended February 28, 2017	10.00	0.18		(0.26)	(0.08)	(0.19)	(0.12)	(0.31)
Year Ended February 29, 2016	10.02	0.19		0.07	0.26	(0.20)	(0.08)	(0.28)
Year Ended February 28, 2015	9.90	0.21		0.17	0.38	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2014	10.33	0.22		(0.28)	(0.06)	(0.23)	(0.14)	(0.37)

Class I (formerly Select Class)
Year Ended February 28, 2018	9.63	0.25	(f)	(0.11)	0.14	(0.25)	(0.07)	(0.32)
Year Ended February 28, 2017	10.03	0.26		(0.27)	(0.01)	(0.27)	(0.12)	(0.39)
Year Ended February 29, 2016	10.04	0.28		0.07	0.35	(0.28)	(0.08)	(0.36)
Year Ended February 28, 2015	9.92	0.29		0.17	0.46	(0.29)	(0.05)	(0.34)
Year Ended February 28, 2014	10.35	0.30		(0.27)	0.03	(0.32)	(0.14)	(0.46)

Class R6
November 6, 2017 (h) through February 28, 2018	9.74	0.08	(f)	(0.21)	(0.13)	(0.09)	(0.07)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of the Class R6 Shares commencement of operations on November 6, 2017.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (c)

$9.52	1.16%	$66,258	0.69%	2.33	%(f)	1.01%	21%
9.70	(0.40)	76,684	0.77	2.39		1.00	15
10.10	3.26	73,120	0.82	2.52		0.97	22
10.11	4.47	68,003	0.86	2.65		0.97	9
9.98	0.13	64,327	0.87	2.78		0.94	3

9.42	0.51	15,138	1.24	1.78	(f)	1.51	21
9.61	(0.87)	17,137	1.34	1.83		1.50	15
10.00	2.61	15,950	1.39	1.95		1.48	22
10.02	3.81	14,462	1.44	2.07		1.47	9
9.90	(0.45)	15,425	1.44	2.20		1.44	3

9.45	1.42	71,161	0.44	2.57	(f)	0.74	21
9.63	(0.16)	176,990	0.53	2.64		0.72	15
10.03	3.56	245,864	0.57	2.77		0.70	22
10.04	4.66	255,153	0.61	2.91		0.71	9
9.92	0.38	279,537	0.62	3.02		0.69	3

9.45	(1.42)	64,738	0.34	2.67	(f)	0.57	21

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2018	$10.48	$0.12	$(0.09)	$0.03	$(0.12)	$—	$(0.12)
Year Ended February 28, 2017	10.71	0.10	(0.17)	(0.07)	(0.10)	(0.06)	(0.16)
Year Ended February 29, 2016	10.62	0.08	0.09	0.17	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.61	0.06	0.01	0.07	(0.06)	—	(0.06)
Year Ended February 28, 2014	10.63	0.07	(0.03)	0.04	(0.06)	—	(0.06)

Class C
Year Ended February 28, 2018	10.56	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)
Year Ended February 28, 2017	10.80	0.04	(0.17)	(0.13)	(0.05)	(0.06)	(0.11)
Year Ended February 29, 2016	10.70	0.02	0.10	0.12	(0.02)	—	(0.02)
Year Ended February 28, 2015	10.69	0.01	— (d)	0.01	— (d)	—	— (d)
Year Ended February 28, 2014	10.71	0.01	(0.02)	(0.01)	(0.01)	—	(0.01)

Class I (formerly Institutional Class)
Year Ended February 28, 2018	10.53	0.16	(0.09)	0.07	(0.16)	—	(0.16)
Year Ended February 28, 2017	10.76	0.15	(0.17)	(0.02)	(0.15)	(0.06)	(0.21)
Year Ended February 29, 2016	10.67	0.13	0.09	0.22	(0.13)	—	(0.13)
Year Ended February 28, 2015	10.66	0.11	0.01	0.12	(0.11)	—	(0.11)
Year Ended February 28, 2014	10.68	0.12	(0.03)	0.09	(0.11)	—	(0.11)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.39	0.26%	$32,373	0.69%	1.10%	0.86%	73%
10.48	(0.69)	30,535	0.73	0.91	0.88	31
10.71	1.58	38,345	0.75	0.71	0.87	39
10.62	0.64	40,468	0.74	0.55	0.87	53
10.61	0.38	41,685	0.74	0.63	0.87	39

10.48	(0.19)	6,406	1.19	0.56	1.37	73
10.56	(1.27)	14,013	1.23	0.41	1.40	31
10.80	1.14	17,709	1.25	0.21	1.40	39
10.70	0.13	18,082	1.24	0.05	1.38	53
10.69	(0.10)	21,918	1.24	0.13	1.37	39

10.44	0.70	1,680,807	0.24	1.53	0.60	73
10.53	(0.20)	1,887,149	0.25	1.40	0.48	31
10.76	2.09	2,453,419	0.25	1.21	0.47	39
10.67	1.13	2,857,462	0.24	1.05	0.47	53
10.66	0.88	2,175,023	0.23	1.10	0.49	39

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Year Ended February 28, 2018	$11.93	$0.39	$(0.11)	$0.28	$(0.39)	$—	$(0.39)
Year Ended February 28, 2017	12.57	0.40	(0.40)	— (d)	(0.39)	(0.25)	(0.64)
Year Ended February 29, 2016	12.70	0.45	(0.01)	0.44	(0.47)	(0.10)	(0.57)
Year Ended February 28, 2015	12.41	0.44	0.39	0.83	(0.44)	(0.10)	(0.54)
Year Ended February 28, 2014	12.88	0.46	(0.44)	0.02	(0.48)	(0.01)	(0.49)

Class C
Year Ended February 28, 2018	11.84	0.32	(0.12)	0.20	(0.32)	—	(0.32)
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)	(0.31)	(0.25)	(0.56)
Year Ended February 29, 2016	12.60	0.37	(0.01)	0.36	(0.38)	(0.10)	(0.48)
Year Ended February 28, 2015	12.33	0.35	0.38	0.73	(0.36)	(0.10)	(0.46)
Year Ended February 28, 2014	12.80	0.37	(0.44)	(0.07)	(0.39)	(0.01)	(0.40)

Class I (formerly Select Class)
Year Ended February 28, 2018	11.88	0.42	(0.11)	0.31	(0.42)	—	(0.42)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02	(0.42)	(0.25)	(0.67)
Year Ended February 29, 2016	12.65	0.47	— (d)	0.47	(0.49)	(0.10)	(0.59)
Year Ended February 28, 2015	12.37	0.46	0.38	0.84	(0.46)	(0.10)	(0.56)
Year Ended February 28, 2014	12.84	0.48	(0.44)	0.04	(0.50)	(0.01)	(0.51)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.82	2.36%	$130,462	0.66%	3.27%	0.98%	39%
11.93	(0.03)	148,987	0.66	3.16	1.00	73
12.57	3.53	152,207	0.67	3.62	0.97	94
12.70	6.83	166,359	0.74	3.49	0.98	90
12.41	0.31	129,124	0.74	3.72	0.99	62

11.72	1.70	25,172	1.24	2.69	1.48	39
11.84	(0.66)	32,052	1.31	2.50	1.50	73
12.48	2.92	26,715	1.36	2.93	1.47	94
12.60	5.99	27,579	1.43	2.81	1.48	90
12.33	(0.40)	25,057	1.43	3.00	1.48	62

11.77	2.60	160,391	0.44	3.49	0.72	39
11.88	0.09	141,356	0.47	3.34	0.74	73
12.53	3.82	126,091	0.50	3.79	0.71	94
12.65	6.95	149,102	0.57	3.67	0.72	90
12.37	0.49	129,602	0.57	3.89	0.74	62

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Ultra-Short Municipal Fund
Class A
Year Ended February 28, 2018	$10.02	$0.07	$(0.02)	$0.05	$(0.06)
May 31, 2016 (g) through February 28, 2017	10.00	0.06	(0.01)	0.05	(0.03)

Class I (formerly Select Class)
Year Ended February 28, 2018	10.02	0.09	(0.03)	0.06	(0.08)
May 31, 2016 (g) through February 28, 2017	10.00	0.06	— (h)	0.06	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2018 and for the period ended February 28, 2017.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$10.01	0.47%	$772	0.44%	0.67%	0.85%	71%
10.02	0.52	519	0.44	0.81	2.56	80

10.00	0.63	2,064,297	0.24	0.90	0.56	71
10.02	0.65	31,656	0.27	0.74	2.00	80

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018

1. Organization

JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (the “Trusts”) were formed on November 12, 2004 and November 12, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 12, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Municipal Income Fund	Class A, Class C, Class I* and Class R6**	JPM II	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class C and Class I***	JPM II	Diversified
Tax Free Bond Fund	Class A, Class C and Class I*	JPM II	Diversified
Ultra-Short Municipal Fund****	Class A and Class I*	JPM IV	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Class R6 Shares commenced operations on November 6, 2017 for the Municipal Income Fund.
***	On April 3, 2017, Select Class Shares of the Short-Intermediate Municipal Bond Fund were converted into Institutional Class Shares of the Fund and the Institutional Class Shares were then renamed Class I Shares. Additionally, on April 3, 2017, Select Class Shares were no longer offered.
****	The Ultra-Short Municipal Fund commenced investment operations on May 31, 2016. Prior to May 31, 2016, the Fund had no significant operations other than matters relating to the organization and registration of JPM IV and the issuance of 2,000 shares of Class A Shares and 998,000 shares of Class I Shares to J.P. Morgan Investment Management Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”).

The investment objective of Municipal Income Fund is to seek current income exempt from federal income taxes.

The investment objective of Short-Intermediate Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund purchased before September 3, 2013). Effective September 3, 2013, purchases of Class C Shares of the Short-Intermediate Municipal Bond Fund were subject to a CDSC on the original cost of shares. No sales charges are assessed with respect to Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan, acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or

108	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Municipal Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Utility	$—	$2,338	$—	$2,338
Alaska
Housing	—	981	—	981
Arizona
Water & Sewer	—	5,512	—	5,512
California
General Obligation	—	953	—	953
Hospital	—	473	—	473
Other Revenue	—	745	—	745

Total California	—	2,171	—	2,171

Colorado
Education	—	996	—	996
Hospital	—	1,033	—	1,033
Housing	—	55	—	55

Total Colorado	—	2,084	—	2,084

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Connecticut
Education	$—	$3,311	$—	$3,311
Housing	—	3,438	—	3,438

Total Connecticut	—	6,749	—	6,749

Delaware
Housing	—	472	—	472
District of Columbia
Transportation	—	1,171	—	1,171
Water & Sewer	—	3,374	—	3,374

Total District of Columbia	—	4,545	—	4,545

Florida
Certificate of Participation/Lease	—	6,031	—	6,031
Hospital	—	1,199	—	1,199
Housing	—	1,277	—	1,277
Industrial Development Revenue/Pollution Control Revenue	—	1,421	—	1,421
Other Revenue	—	2,263	—	2,263
Transportation	—	1,665	—	1,665
Utility	—	5,824	—	5,824

Total Florida	—	19,680	—	19,680

Georgia
Hospital	—	990	—	990
Housing	—	2,129	—	2,129

Total Georgia	—	3,119	—	3,119

Guam
Water & Sewer	—	748	—	748
Illinois
Hospital	—	406	—	406
Housing	—	1,526	—	1,526

Total Illinois	—	1,932	—	1,932

Indiana
Hospital	—	1,891	—	1,891
Housing	—	439	—	439
Industrial Development Revenue/Pollution Control Revenue	—	2,163	—	2,163
Water & Sewer	—	1,383	—	1,383

Total Indiana	—	5,876	—	5,876

Iowa
Education	—	1,112	—	1,112
Housing	—	2,741	—	2,741

Total Iowa	—	3,853	—	3,853

Kentucky
Education	—	543	—	543
Industrial Development Revenue/Pollution Control Revenue	—	493	—	493

Total Kentucky	—	1,036	—	1,036

Louisiana
Housing	—	424	—	424
Other Revenue	—	1,235	—	1,235

Total Louisiana	—	1,659	—	1,659

110	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Maine
Housing	$—	$1,438	$—	$1,438
Maryland
Housing	—	1,551	—	1,551
Massachusetts
Education	—	2,125	—	2,125
Housing	—	763	—	763
Water & Sewer	—	14,648	—	14,648

Total Massachusetts	—	17,536	—	17,536

Michigan
Education	—	676	—	676
Housing	—	1,221	—	1,221
Industrial Development Revenue/Pollution Control Revenue	—	1,669	—	1,669

Total Michigan	—	3,566	—	3,566

Minnesota
General Obligation	—	39	—	39
Housing	—	6,630	—	6,630

Total Minnesota	—	6,669	—	6,669

Mississippi
Housing	—	397	—	397
Missouri
Housing	—	2,015	—	2,015
Nevada
Hospital	—	1,333	—	1,333
New Hampshire
Education	—	5,294	—	5,294
New Jersey
Education	—	2,209	—	2,209
General Obligation	—	1,453	—	1,453
Hospital	—	3,289	—	3,289

Total New Jersey	—	6,951	—	6,951

New York
Housing	—	3,573	—	3,573
Other Revenue	—	1,737	—	1,737
Prerefunded	—	5	—	5
Special Tax	—	78	—	78
Transportation	—	5,703	—	5,703
Water & Sewer	—	7,066	—	7,066

Total New York	—	18,162	—	18,162

North Carolina
Other Revenue	—	1,178	—	1,178
Water & Sewer	—	3,494	—	3,494

Total North Carolina	—	4,672	—	4,672

North Dakota
Housing	—	4,992	—	4,992
Utility	—	2,080	—	2,080

Total North Dakota	—	7,072	—	7,072

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Ohio
General Obligation	$—	$1,798	$—	$1,798
Housing	—	1,433	—	1,433
Industrial Development Revenue/Pollution Control Revenue	—	1,888	—	1,888

Total Ohio	—	5,119	—	5,119

Oklahoma
Housing	—	765	—	765
Other Revenue	—	—	28	28

Total Oklahoma	—	765	28	793

Oregon
Housing	—	819	—	819
Pennsylvania
Housing	—	2,373	—	2,373
Industrial Development Revenue/Pollution Control Revenue	—	4,810	—	4,810
Other Revenue	—	2,070	—	2,070
Transportation	—	651	—	651

Total Pennsylvania	—	9,904	—	9,904

Rhode Island
Housing	—	1,987	—	1,987
Transportation	—	2,879	—	2,879

Total Rhode Island	—	4,866	—	4,866

South Carolina
Housing	—	1,583	—	1,583
Other Revenue	—	1,163	—	1,163

Total South Carolina	—	2,746	—	2,746

South Dakota
Housing	—	2,172	—	2,172
Tennessee
Housing	—	2,449	—	2,449
Texas
General Obligation	—	2,840	—	2,840
Hospital	—	843	—	843
Housing	—	1,515	—	1,515
Industrial Development Revenue/Pollution Control Revenue	—	904	—	904
Other Revenue	—	1,094	—	1,094
Transportation	—	3,221	—	3,221
Water & Sewer	—	791	—	791

Total Texas	—	11,208	—	11,208

Utah
Housing	—	5,460	—	5,460
Other Revenue	—	1,189	—	1,189
Utility	—	1,956	—	1,956

Total Utah	—	8,605	—	8,605

Vermont
Education	—	5,036	—	5,036
Housing	—	2,053	—	2,053

Total Vermont	—	7,089	—	7,089

112	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Washington
Hospital	$—	$3,370	$—	$3,370
Housing	—	3,419	—	3,419

Total Washington	—	6,789	—	6,789

West Virginia
Other Revenue	—	2,982	—	2,982
Wisconsin
Education	—	5,495	—	5,495

Total Municipal Bonds	—	210,419	28	210,447

Short-Term Investment
Investment Company	4,335	—	—	4,335

Total Investments in Securities	$4,335	$210,419	$28	$214,782

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,128	$1,694,254	$—	$1,705,382

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,885	$302,974	$—	$312,859

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(12)	$—	$—	$(12)

Ultra-Short Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$92,021	$1,954,040	$—	$2,046,061

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended February 28, 2018.

B. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Municipal Income Fund and Ultra-Short Municipal Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

The Funds had when-issued securities, forward commitments or delayed delivery securities outstanding as of February 28, 2018, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2018 are detailed on the SOIs.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

The Funds did not have TBA purchase commitments outstanding as of February 28, 2018.

C. Futures Contracts — Tax Free Bond Fund used treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended February 28, 2018 (amounts in thousands):

Tax Free Bond Fund
Futures Contracts:
Average Notional Balance Short	$7,343
Ending Notional Balance Short	6,604

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Offering and Organizational Costs — Total offering costs of approximately $84,000 incurred in connection with the offering of shares of the Ultra-Short Municipal Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs incurred in connection with the organization of the Portfolio, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees. For the year ended February 28, 2018, total offering costs amortized were approximately $21,000.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee,

114	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

which has been renamed as the Service Fee. The amount of transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended February 28, 2018 are as follows (amounts in thousands):

	Class A		Class C	Class I*	Class R6		Total
Municipal Income Fund
Transfer agency fees	$4		$1	$4	$—	(a)	$9
Sub-transfer agency fees	1		1	1	—		3
Short-Intermediate Municipal Bond Fund
Transfer agency fees	1		1	18	n/a		20
Sub-transfer agency fees	—	(a)	1	16	n/a		17
Tax Free Bond Fund
Transfer agency fees	13		2	4	n/a		19
Sub-transfer agency fees	3		1	1	n/a		5
Ultra-Short Municipal Fund
Transfer agency fees	1		n/a	8	n/a		9
Sub-transfer agency fees	—	(a)	n/a	—	n/a		—	(a)

(a)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

There were no reclassifications for the year ended February 28, 2018.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Municipal Income Fund	0.30%
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Select Class Shares of Short-Intermediate Municipal Bond Fund, Class I Shares and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Municipal Income Fund	$7	$—
Short-Intermediate Municipal Bond Fund	2	—
Tax Free Bond Fund	11	1

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I*	Select Class
Municipal Income Fund	0.25%	0.25%	0.25%	n/a
Short-Intermediate Municipal Bond Fund**	0.25	0.25	0.25	0.25%
Tax Free Bond Fund	0.25	0.25	0.25	n/a
Ultra-Short Municipal Fund	0.25	n/a	0.25	n/a

*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.
**	Prior to April 3, 2017, the service fee for Class I Shares for Short-Intermediate Municipal Bond Fund was 0.10%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I*	Class R6		Select Class
Municipal Income Fund	0.70%	1.25%	0.45%	0.35	%**	n/a
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	n/a		0.25%
Tax Free Bond Fund	0.67	1.25	0.45	n/a		n/a
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a		n/a

*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of the Municipal Income Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.
**	The contractual expense limitation percentage for Class R6 Shares of Municipal Income Fund in the table above is in place until at least November 2, 2018.

116	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

Except as noted above, the expense limitation agreements were in effect for the year ended February 28, 2018 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

For the year ended February 28, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
Municipal Income Fund	$376	$201	$161	$738	$8
Short-Intermediate Municipal Bond Fund	2,271	1,513	4,223	8,007	—
Tax Free Bond Fund	469	261	191	921	—
Ultra-Short Municipal Fund	1,712	928	702	3,342	191

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended February 28, 2018 were as follows (amounts in thousands):

Municipal Income Fund	$16
Short-Intermediate Municipal Bond Fund	181
Tax Free Bond Fund	22
Ultra-Short Municipal Fund	114

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended February 28, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Municipal Income Fund	$53,063	$101,181
Short-Intermediate Municipal Bond Fund	1,618,171	1,852,795
Tax Free Bond Fund	125,889	120,987
Ultra-Short Municipal Fund	2,296,851	664,386

During the year ended February 28, 2018, there were no purchases or sales of U.S. Government securities.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Municipal Income Fund	$212,720	$4,249	$2,187	$2,062
Short-Intermediate Municipal Bond Fund	1,707,482	9,003	11,103	(2,100)
Tax Free Bond Fund	300,273	14,935	2,349	12,586
Ultra-Short Municipal Fund	2,049,065	423	3,427	(3,004)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended February 28, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Municipal Income Fund	$63	$6,331	$1,741	$8,135
Short-Intermediate Municipal Bond Fund	572	34,699	—	35,271
Tax Free Bond Fund	71	10,635	—	10,706
Ultra-Short Municipal Fund	506	9,639	—	10,145

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 28, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Municipal Income Fund	$27	$7,728	$3,503	$11,258
Short-Intermediate Municipal Bond Fund	4,917	32,366	6,763	44,046
Tax Free Bond Fund	3,209	10,622	3,637	17,468
Ultra-Short Municipal Fund	5	75	—	80

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Municipal Income Fund	$16	$906	$2,062
Short-Intermediate Municipal Bond Fund	81	(8,760)	(2,100)
Tax Free Bond Fund	39	(1,626)	12,573
Ultra-Short Municipal Fund	127	(1)	(3,004)

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, capital loss carryovers and post-October capital loss deferrals.

As of February 28, 2018, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Short-Intermediate Municipal Bond Fund	$8,193	$567
Tax Free Bond Fund	1,626	—
Ultra-Short Municipal Fund	1	—

118	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2018, the following Funds deferred to March 1, 2018 the net capital losses of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term
Municipal Income Fund	$32	$—
Short-Intermediate Municipal Bond Fund	2,788	7
Tax Free Bond Fund	92	107
Ultra-Short Municipal Fund	57	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds did not utilize the Credit Facility during the year ended February 28, 2018.

Interest expense paid as a result of borrowing from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

JPM II and JPM IV, each on behalf of certain funds, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended February 28, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

As of February 28, 2018, the Funds had affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund
Municipal Income Fund	4	70.6%
Short-Intermediate Municipal Bond Fund	3	91.5
Tax Free Bond Fund	3	62.3
Ultra-Short Municipal Fund	1	96.4

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Due to Municipal Income Fund investments in Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, foreign and emerging markets securities, and convertible securities. These securities are subject to risks specific to their structure, sector or market.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of February 28, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

9. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

120	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Municipal Income Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan Ultra-Short Municipal Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Municipal Income Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Ultra-Short Municipal Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Municipal Income Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund	Statements of operations for the year ended February 28, 2018 and the statements of changes in net assets for each of the two years in the period ended February 28, 2018,
JPMorgan Ultra-Short Municipal Fund	Statement of operations for the year ended February 28, 2018 and the statement of changes in net assets for the year ended February 28, 2018 and for the period May 31, 2016 (commencement of operations) through February 28, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included physical inspection of securities owned as of February 28, 2018 and held by the custodian and confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 26, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	121

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	138	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	138	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	138	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	138	None

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	138	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	138	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	138	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	138	None

122	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	138	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	138	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	138	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	138	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (138 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	123

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management (2009 to September 2013)).

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011-2017)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

124	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2017, and continued to hold your shares at the end of the reporting period, February 28, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual*	$1,000.00	$980.60	$3.39	0.69%
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class C
Actual*	1,000.00	977.70	6.08	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class I
Actual*	1,000.00	981.70	2.16	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class R6
Actual**	1,000.00	985.80	1.05	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

Short-Intermediate Municipal Bond Fund
Class A
Actual*	1,000.00	985.50	3.40	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class C
Actual*	1,000.00	982.80	5.85	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19

Class I (formerly Institutional Class)
Actual*	1,000.00	987.70	1.18	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period	Annualized Expense Ratio
Tax Free Bond Fund
Class A
Actual*	$1,000.00	$990.30	$3.26	0.66%
Hypothetical*	1,000.00	1,021.52	3.31	0.66
Class C
Actual*	1,000.00	987.40	6.11	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class I (formerly Select Class)
Actual*	1,000.00	991.40	2.17	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

Ultra-Short Municipal Fund
Class A
Actual*	1,000.00	1,001.20	2.18	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class I (formerly Select Class)
Actual*	1,000.00	1,001.70	1.19	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 114/365 (to reflect the actual period). Commencement of operations was November 6, 2017.

126	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
Municipal Income Fund	$1,741

Tax-Exempt Income

Each fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2018 (amounts in thousands):

Exempt Distributions Paid
Municipal Income Fund	$6,331
Short-Intermediate Municipal Bond Fund	34,699
Tax Free Bond Fund	10,635
Ultra-Short Municipal Fund	9,639

FEBRUARY 28, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	127

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	138	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	138	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	138	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	138	None

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	138	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	138	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	138	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	138	None

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	138	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	138	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	138	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	138	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (138 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. February 2018.	AN-MUNIBOND-218

J.P. Morgan Income Funds

Annual Report

February 28, 2018

JPMorgan Flexible Long/Short Fund

JPMorgan High Yield Opportunities Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 29, 2018 (Unaudited)

Dear Shareholder,

The global economic expansion continued through its ninth consecutive year, supported by central bank policies, corporate earnings growth, consumer confidence and stable energy prices. Global equity and bond prices generally rose throughout the twelve months ended February 28, 2018, but fought to rebound from a sharp sell-off in early February.

During the reporting period, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates three times in response to a tightening labor market and early but muted signs of price inflation. Meanwhile, U.S. gross domestic product (GDP) surged to a better-than-expected 2.9% in the final quarter of 2017, and early indicators pointed to a continued seasonal pattern of weaker but positive GDP growth for the first quarter of 2018.

Labor markets in the U.S. continued to tighten, with the unemployment rate falling to 4.1% in October and remaining at that level through February. Labor force participation rates also rose somewhat but wage growth remained subdued.

Meanwhile, surging U.S. consumer confidence, record low volatility in financial markets and the December enactment of tax cut legislation appeared to provide additional fuel to the rally in equities that lasted from March through January. The Standard & Poor’s 500 Index (the “S&P 500”) reached record closing highs throughout the reporting period until February’s sell-off, which snapped a 15-month run of gains. Amid the sell-off, prices for government and corporate bonds plummeted.

Analysts largely attributed the sell-off to investor concerns that signs of rising inflation would prompt the Fed to accelerate the rollout of future interest rates increases. Historically high equity market valuations added fuel to the sell-off. While equity prices had somewhat rebounded by the end of February, bond prices remained under pressure.

In response to continued economic growth, the European Central Bank in January reduced its monthly asset purchases by half, though it left its benchmark interest rate unchanged at 0%. In November, the Bank of England raised interest rates for the first time in a decade and preparations for Britain’s exit from the European Union continued to move forward. Political uncertainty in Europe appeared to recede somewhat. In May, centrist politician Emmanuel Macron decisively defeated a challenge from far-right candidate Marine Le Pen to become France’s president. In October, a separatist movement in Spain’s Catalonia region was largely thwarted by the central government in Madrid. And at the end of the reporting period, German Chancellor Angela Merkel ended a political stalemate by successfully forming a governing coalition.

Emerging market nations continued to benefit from robust growth in China, rising commodity prices and strong global demand for goods. Emerging markets debt, which generated strong returns for investors during most of the reporting period, began to weaken late in 2017 amid a decline in the value of the U.S. dollar, which effectively raises export prices.

Key fundamental drivers of asset prices remain in place even as financial market volatility has risen from the historic lows seen throughout 2017. While leading central banks have edged toward policy normalization, they largely continue to be accommodative to financial markets. Corporate earnings have increased and business investment began to rise in the latter part of the reporting period. Consumer sentiment is buoyant and the global economy continued to expand in a synchronized fashion. Investors who hold a long-term outlook, while remaining fully invested in a well-diversified portfolio, will be best positioned, we believe, to navigate the current market environment.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JPMorgan Flexible Long/Short Fund

Fund Summary

Twelve Months Ended February 28, 2018 (Unaudited)

Reporting Period Return:

Fund (Class I Shares) 1,*	3.28%
Bloomberg Barclays Multiverse Corporate Index	6.22%
Net Assets as of 2/28/2018 (In Thousands)	$26,697,887
Duration as of 2/28/2018	5.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Flexible Long/Short Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

During the reporting period, U.S. bond markets provided positive returns but largely underperformed U.S. equities, which were supported by rising corporate profits, continued low interest rates and synchronized economic growth. In early February 2018, a sharp sell-off pushed down prices for both fixed income and equity securities. Generally, investors blamed the sell-off on a surge in U.S. Treasury bond yields, which move in the opposite direction of bond prices, as well as uncertainty about U.S. Federal Reserve policy and historically high equity valuations.

While U.S. equity prices rebounded somewhat from the sell-off, yields on corporate bonds and U.S. Treasury bonds remained at elevated levels at the end of the reporting period. Within fixed income markets, high yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds. However, bond prices overall were weighed down by expectations of accelerating inflation and rising interest rates as the U.S. economic expansion entered its ninth year.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2018, the Fund’s Class I Shares underperformed the Bloomberg Barclays Multiverse Corporate Index (the “Index”).

Relative to the Index, the Fund’s overweight allocation to U.S. bank loan assignments was a leading detractor from performance, while the Fund’s overweight allocation to high yield corporate bonds (also known as “junk bonds”) was a leading contributor to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers employed an investment process based on both fundamental and quantitative research to determine asset allocations, security selection and hedging strategies within a portfolio of corporate debt instruments, loan assignments and derivatives.

PORTFOLIO COMPOSITION***

Corporate Bonds	72.6%
Loan Assignments	23.7
Convertible Bonds	1.6
Others (each less than 1.0%)	0.4
Short-Term Investments	1.7

1	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s portfolio composition is subject to change.

JPMorgan Flexible Long/Short Fund

Fund Summary

Year Ended February 28, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2018

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	June 30, 2016
With Sales Charge*		(0.79)%	1.40%
Without Sales Charge		3.05	3.76
CLASS C SHARES	June 30, 2016
With CDSC**		1.60	3.27
Without CDSC		2.60	3.27
CLASS I SHARES
(FORMERLY SELECT
CLASS SHARES)	June 30, 2016	3.28	4.01
CLASS R6 SHARES	June 30, 2016	3.54	4.26

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 30, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Flexible Long/Short Fund, the Bloomberg Barclays Multiverse Corporate Index and the Lipper Alternative Credit Focus Funds Index from June 30, 2016 to February 28, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Multiverse Corporate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Multiverse Corporate Index provides a broad-based measure of the international fixed-income bond market. The Lipper Alternative Credit Focus Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan High Yield Opportunities Fund

Fund Summary

Twelve Months Ended February 28, 2018 (Unaudited)

Reporting Period Return:

Fund (Class I Shares)1,*	4.39%
Bloomberg Barclays Global Aggregate Index (Hedged USD)	1.57%
Net Assets as of 2/28/2018 (In Thousands)	$27,389,002
Duration as of 2/28/2018	3.5 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Opportunities Fund (the “Fund”) seeks a high level of current income. Capital appreciation is a secondary objective.

HOW DID THE MARKET PERFORM?

During the reporting period, U.S. bond markets provided positive returns but largely underperformed U.S. equities, which were supported by rising corporate profits, continued low interest rates and synchronized economic growth. In early February 2018, a sharp sell-off pushed down prices for both fixed income and equity securities. Generally, investors blamed the sell-off on a surge in U.S. Treasury bond yields, which move in the opposite direction of bond prices, as well as uncertainty about U.S. Federal Reserve policy and historically high equity valuations.

While U.S. equity prices rebounded somewhat from the sell-off, yields on corporate bonds and U.S. Treasury bonds remained at elevated levels at the end of the reporting period. Within fixed income markets, high yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds. However, bond prices overall were weighed down by expectations of accelerating inflation and rising interest rates as the U.S. economic expansion entered its ninth year.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2018, the Fund’s Class I Shares outperformed the Bloomberg Barclays Global Aggregate Index (Hedged USD) (the “Benchmark”). During the reporting period, high yield bonds generally outperformed other sectors of the bond market.

Relative to the Benchmark, the Fund’s overweight position and security selection in consumer sector bonds and technology sector bonds were leading contributors to performance. The Fund’s overweight position and security selection in bonds rated CCC also contributed to relative performance as investors generally preferred lower rated bonds over higher rated bonds during the reporting period.

The Fund’s security selection in communication sector bonds and in bonds rated BBB was a leading detractor from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers sought to take specific, targeted credit risk based on their analysis of favorable risk/reward opportunities, while seeking to build a core of improving below-investment-grade investments across the quality spectrum. The managers continued to seek value in investment grade debt securities that they believed would benefit most from synchronized global growth, accelerating earnings and sound corporate balance sheets.

PORTFOLIO COMPOSITION***

Corporate Bonds	87.6%
Loan Assignments	4.4
Convertible Bonds	2.4
Common Stocks	0.8
Short-Term Investment	4.8

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s portfolio composition is subject to change.

JPMorgan High Yield Opportunities Fund

Fund Summary

Year Ended February 28, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2018

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	November 1, 2016
With Sales Charge*		0.30%	3.78%
Without Sales Charge		4.18	6.82
CLASS C SHARES	November 1, 2016
With CDSC**		2.61	6.23
Without CDSC		3.61	6.23

CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 1, 2016	4.39	7.04
CLASS R6 SHARES	November 1, 2016	4.60	7.25

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Opportunities Fund and the Bloomberg Barclays Global Aggregate Index - Hedged USD from November 1, 2016 to February 28, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index - Hedged USD does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index - Hedged USD provides a broad-based measure of the international fixed-income bond market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stock — 0.1%
	Information Technology — 0.1%
	Software — 0.1%
704	Avaya Holdings Corp. (a) (Cost $11,708)	14,777

PRINCIPAL AMOUNT

Asset-Backed Securities — 0.2%
20,000	American Airlines Pass-Through Trust, Series 2017-2, Class AA, 3.35%, 10/15/2029	19,497
52	Continental Airlines Pass-Through Trust, Series 2003-ERJ1, 7.88%, 07/02/2018	53
	United Airlines Pass-Through Trust
15,000	Series 2016-1, Class B, 3.65%, 01/07/2026	14,722
15,000	Series 2016-2, Class B, 3.65%, 10/07/2025	14,654

	Total Asset-Backed Securities (Cost $50,052)	48,926

Convertible Bonds — 1.6%

	Consumer Discretionary — 0.6%
	Internet & Direct Marketing Retail — 0.1%
20,000	Ctrip.com International Ltd., (China), 1.00%, 07/01/2020	21,382
10,000	Liberty Expedia Holdings, Inc., 1.00%, 06/30/2047 (e)	9,631

		31,013

	Media — 0.5%
10,000	DISH Network Corp., 3.38%, 08/15/2026	10,061
	Liberty Interactive LLC,
88,911	3.75%, 02/15/2030	62,237
52,000	4.00%, 11/15/2029	36,660
25,000	Live Nation Entertainment, Inc., 2.50%, 05/15/2019	33,420

		142,378

	Total Consumer Discretionary	173,391

	Energy — 0.2%
	Energy Equipment & Services — 0.1%
20,000	Nabors Industries, Inc., 0.75%, 01/15/2024 (e)	15,210

	Oil, Gas & Consumable Fuels — 0.1%
15,000	Oasis Petroleum, Inc., 2.63%, 09/15/2023	15,455
10,000	SM Energy Co., 1.50%, 07/01/2021	9,664

		25,119

	Total Energy	40,329

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care — 0.0% (g)
	Health Care Technology — 0.0% (g)
5,000	Medidata Solutions, Inc., 1.00%, 08/01/2018	5,840

	Information Technology — 0.8%
	Communications Equipment — 0.1%
25,000	Finisar Corp., 0.50%, 12/15/2036	22,964

	Electronic Equipment, Instruments & Components — 0.1%
20,000	II-VI, Inc., 0.25%, 09/01/2022 (e)	21,447

	Internet Software & Services — 0.2%
10,000	Envestnet, Inc., 1.75%, 12/15/2019	10,809
20,000	Nutanix, Inc., Zero Coupon, 01/15/2023 (e)	20,555
20,000	Zillow Group, Inc., 2.00%, 12/01/2021	23,242

		54,606

	Semiconductors & Semiconductor Equipment — 0.4%
20,000	Cypress Semiconductor Corp., 4.50%, 01/15/2022	28,724
25,000	ON Semiconductor Corp., 1.00%, 12/01/2020	34,971
20,000	Teradyne, Inc., 1.25%, 12/15/2023	30,358

		94,053

	Software — 0.0% (g)
5,000	Red Hat, Inc., 0.25%, 10/01/2019	10,014

	Total Information Technology	203,084

	Total Convertible Bonds (Cost $392,583)	422,644

Corporate Bonds — 70.5%

	Consumer Discretionary — 10.1%
	Auto Components — 0.8%
	American Axle & Manufacturing, Inc.,
32,000	6.25%, 04/01/2025	33,020
6,000	6.50%, 04/01/2027	6,195
7,000	6.63%, 10/15/2022	7,236
14,000	Dana Financing Luxembourg SARL, 5.75%, 04/15/2025 (e)	14,341
34,000	Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/2027	33,490
EUR 100,000	LKQ Italia Bondco SpA, Reg. S, 3.88%, 04/01/2024	130,693

		224,975

	Automobiles — 0.7%
35,000	General Motors Co., 4.00%, 04/01/2025	34,572

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Automobiles — continued
GBP 100,000	Jaguar Land Rover Automotive plc, (United Kingdom), Reg. S, 3.88%, 03/01/2023	140,809
15,000	Tesla, Inc., 5.30%, 08/15/2025 (e)	14,287

		189,668

	Distributors — 0.0% (g)
8,000	Performance Food Group, Inc., 5.50%, 06/01/2024 (e)	8,160
4,000	Univar USA, Inc., 6.75%, 07/15/2023 (e)	4,155

		12,315

	Diversified Consumer Services — 0.1%
20,000	Service Corp. International, 7.50%, 04/01/2027	23,300
10,000	Sotheby’s, 4.88%, 12/15/2025 (e)	9,700

		33,000

	Hotels, Restaurants & Leisure — 2.1%
8,000	1011778 BC ULC, (Canada), 4.25%, 05/15/2024 (e)	7,640
9,000	Boyd Gaming Corp., 6.88%, 05/15/2023	9,495
31,000	Choice Hotels International, Inc., 5.75%, 07/01/2022	33,170
EUR 110,000	Cirsa Funding Luxembourg SA, (Spain), Reg. S, 5.88%, 05/15/2023	138,794
3,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/2023 (e)	3,078
5,000	Eldorado Resorts, Inc., 6.00%, 04/01/2025	5,150
10,000	Gateway Casinos & Entertainment Ltd., (Canada), 8.25%, 03/01/2024 (e)	10,675
18,000	GLP Capital LP, 5.38%, 11/01/2023	18,765
11,000	Golden Nugget, Inc., 6.75%, 10/15/2024 (e)	11,275
EUR 125,000	International Game Technology plc, Reg. S, 4.75%, 02/15/2023	169,098
4,000	IRB Holding Corp., 6.75%, 02/15/2026 (e) KFC Holding Co.,	4,000
5,000	4.75%, 06/01/2027 (e)	4,888
10,000	5.25%, 06/01/2026 (e)	10,125
45,000	McDonald’s Corp., 4.60%, 05/26/2045	46,755
	MGM Resorts International,
39,000	6.00%, 03/15/2023	41,486
30,000	8.63%, 02/01/2019	31,500
6,000	Scientific Games International, Inc., 5.00%, 10/15/2025 (e)	5,933
16,000	Six Flags Entertainment Corp., 4.88%, 07/31/2024 (e)	15,961
5,000	Station Casinos LLC, 5.00%, 10/01/2025 (e)	4,875

		572,663

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Household Durables — 0.5%
6,000	American Greetings Corp., 7.88%, 02/15/2025 (e)	6,135
	Lennar Corp.,
33,000	4.50%, 06/15/2019	33,412
3,000	4.75%, 11/29/2027 (e)	2,903
15,000	4.88%, 12/15/2023	15,206
10,000	5.88%, 11/15/2024 (e)	10,625
8,000	M/I Homes, Inc., 6.75%, 01/15/2021	8,240
10,000	Mattamy Group Corp., (Canada), 6.50%, 10/01/2025 (e)	10,450
9,000	New Home Co., Inc. (The), 7.25%, 04/01/2022	9,337
15,000	Tempur Sealy International, Inc., 5.50%, 06/15/2026	14,738
10,000	Toll Brothers Finance Corp., 4.35%, 02/15/2028	9,450

		120,496

	Internet & Direct Marketing Retail — 0.1%
15,000	Amazon.com, Inc., 4.05%, 08/22/2047 (e)	14,918
5,000	Netflix, Inc., 4.88%, 04/15/2028 (e)	4,913

		19,831

	Leisure Products — 0.0% (g)
	Mattel, Inc.,
3,000	3.15%, 03/15/2023	2,689
2,000	6.75%, 12/31/2025 (e)	2,035

		4,724

	Media — 4.9%
EUR 200,000	Altice Luxembourg SA, (Luxembourg), Reg. S, 6.25%, 02/15/2025	227,603
21,000	AMC Networks, Inc., 5.00%, 04/01/2024	21,053
	Cablevision Systems Corp.,
4,000	5.88%, 09/15/2022	4,000
17,000	8.00%, 04/15/2020	18,066
30,000	Charter Communications Operating LLC, 6.48%, 10/23/2045	33,795
19,000	Cinemark USA, Inc., 4.88%, 06/01/2023	18,881
16,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.63%, 03/15/2020	15,980
	Comcast Corp.,
20,000	3.20%, 07/15/2036	17,673
30,000	4.75%, 03/01/2044	31,942
	Cox Communications, Inc.,
65,000	3.35%, 09/15/2026 (e)	61,860
60,000	3.50%, 08/15/2027 (e)	57,346
	CSC Holdings LLC,
42,000	5.25%, 06/01/2024	40,425
2,000	6.75%, 11/15/2021	2,104

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Media — continued
	Discovery Communications LLC,
35,000	2.95%, 03/20/2023	33,835
5,000	5.00%, 09/20/2037	4,992
	DISH DBS Corp.,
9,000	5.00%, 03/15/2023	8,269
14,000	5.88%, 07/15/2022	13,650
7,000	5.88%, 11/15/2024	6,545
31,000	6.75%, 06/01/2021	31,852
10,000	7.75%, 07/01/2026	9,850
4,000	EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/2024 (e)	4,360
14,000	EW Scripps Co. (The), 5.13%, 05/15/2025 (e)	13,440
19,000	Gray Television, Inc., 5.13%, 10/15/2024 (e)	18,620
25,000	iHeartCommunications, Inc., 9.00%, 12/15/2019 (d)	19,938
36,000	Live Nation Entertainment, Inc., 4.88%, 11/01/2024 (e)	35,775
21,000	Nexstar Broadcasting, Inc., 6.13%, 02/15/2022 (e)	21,630
EUR 100,000	SES SA, (Luxembourg), Reg. S, (EUR Swap Annual 5 Year + 4.66%), 4.62%, 01/02/2022 (x) (y) (aa)	129,200
	Sinclair Television Group, Inc.,
30,000	5.13%, 02/15/2027 (e)	28,838
29,000	5.63%, 08/01/2024 (e)	29,435
	Sirius XM Radio, Inc.,
5,000	5.00%, 08/01/2027 (e)	4,861
14,000	5.38%, 07/15/2026 (e)	14,175
GBP 50,000	Sky plc, (United Kingdom), 6.00%, 05/21/2027	87,518
13,000	TEGNA, Inc., 5.50%, 09/15/2024 (e)	13,358
EUR 100,000	Unitymedia GmbH, (Germany), Reg. S, 3.75%, 01/15/2027	128,503
24,000	Univision Communications, Inc., 5.13%, 02/15/2025 (e)	22,170
	Viacom, Inc.,
4,000	4.38%, 03/15/2043	3,597
5,000	(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/2057 (aa)	5,045
5,000	(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/2057 (aa)	5,138
	Videotron Ltd., (Canada),
13,000	5.00%, 07/15/2022	13,390
14,000	5.13%, 04/15/2027 (e)	14,124
	WMG Acquisition Corp.,
5,000	5.00%, 08/01/2023 (e)	5,069
3,000	5.50%, 04/15/2026 (e) (w)	3,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — continued
7,000	5.63%, 04/15/2022 (e)	7,157
15,000	6.75%, 04/15/2022 (e)	15,572

		1,303,634

	Specialty Retail — 0.8%
EUR 100,000	EVOCA SpA, (Italy), Reg. S, 7.00%, 10/15/2023	129,733
6,000	L Brands, Inc., 5.25%, 02/01/2028	5,775
	PetSmart, Inc.,
2,000	5.88%, 06/01/2025 (e)	1,560
13,000	7.13%, 03/15/2023 (e)	8,286
5,000	8.88%, 06/01/2025 (e)	3,188
13,000	Sally Holdings LLC, 5.50%, 11/01/2023	13,000
	Sonic Automotive, Inc.,
27,000	5.00%, 05/15/2023	25,852
2,000	6.13%, 03/15/2027	1,975
25,000	Staples, Inc., 8.50%, 09/15/2025 (e)	24,000

		213,369

	Textiles, Apparel & Luxury Goods — 0.1%
15,000	Hanesbrands, Inc., 4.63%, 05/15/2024 (e)	14,850

	Total Consumer Discretionary	2,709,525

	Consumer Staples — 2.1%
	Beverages — 0.1%
30,000	Anheuser-Busch InBev Finance, Inc., (Belgium), 4.90%, 02/01/2046	31,986
3,000	Cott Holdings, Inc., (Canada), 5.50%, 04/01/2025 (e)	2,988

		34,974

	Food & Staples Retailing — 0.4%
	Albertsons Cos. LLC,
2,000	5.75%, 03/15/2025	1,740
21,000	6.63%, 06/15/2024	19,346
20,000	Kroger Co. (The), 4.45%, 02/01/2047	18,817
	New Albertson’s, Inc.,
4,000	7.45%, 08/01/2029	3,320
5,000	8.00%, 05/01/2031	4,288
8,000	8.70%, 05/01/2030	7,240
	SUPERVALU, Inc.,
25,000	6.75%, 06/01/2021	24,688
31,000	7.75%, 11/15/2022	30,070

		109,509

	Food Products — 0.7%
10,000	B&G Foods, Inc., 5.25%, 04/01/2025	9,625
11,000	Dean Foods Co., 6.50%, 03/15/2023 (e)	10,752
11,000	Dole Food Co., Inc., 7.25%, 06/15/2025 (e)	11,522
	JBS USA LUX SA, (Brazil),
13,000	5.88%, 07/15/2024 (e)	12,678

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Food Products — continued
10,000	6.75%, 02/15/2028 (e)	9,902
23,000	7.25%, 06/01/2021 (e)	23,287
20,000	Kraft Heinz Foods Co., 4.38%, 06/01/2046	18,169
	Lamb Weston Holdings, Inc.,
3,000	4.63%, 11/01/2024 (e)	3,015
3,000	4.88%, 11/01/2026 (e)	3,000
	Pilgrim’s Pride Corp.,
7,000	5.75%, 03/15/2025 (e)	6,965
5,000	5.88%, 09/30/2027 (e)	4,863
	Post Holdings, Inc.,
18,000	5.00%, 08/15/2026 (e)	17,100
4,000	5.50%, 03/01/2025 (e)	4,025
4,000	5.75%, 03/01/2027 (e)	3,950
	Smithfield Foods, Inc.,
25,000	3.35%, 02/01/2022 (e)	24,566
15,000	4.25%, 02/01/2027 (e)	14,842

		178,261

	Household Products — 0.1%
9,000	Central Garden & Pet Co., 6.13%, 11/15/2023	9,394
4,000	Kronos Acquisition Holdings, Inc., (Canada), 9.00%, 08/15/2023 (e)	3,880
28,000	Spectrum Brands, Inc., 6.13%, 12/15/2024	29,330

		42,604

	Personal Products — 0.1%
9,000	Prestige Brands, Inc., 6.38%, 03/01/2024 (e)	9,281
12,000	Revlon Consumer Products Corp., 6.25%, 08/01/2024	8,250

		17,531

	Tobacco — 0.7%
50,000	Altria Group, Inc., 4.25%, 08/09/2042	49,448
	BAT Capital Corp., (United Kingdom),
65,000	3.56%, 08/15/2027 (e)	62,137
30,000	4.39%, 08/15/2037 (e)	29,483
	Philip Morris International, Inc.,
40,000	4.25%, 11/10/2044	39,817
10,000	4.38%, 11/15/2041	10,095

		190,980

	Total Consumer Staples	573,859

	Energy — 5.7%
	Energy Equipment & Services — 0.5%
42,000	Baker Hughes a GE Co. LLC, 3.34%, 12/15/2027	40,096
3,000	Bristow Group, Inc., 8.75%, 03/01/2023 (e)	3,051

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Energy Equipment & Services — continued
5,000	Diamond Offshore Drilling, Inc., 7.88%, 08/15/2025	5,075
2,000	Ensco plc, 5.20%, 03/15/2025	1,660
	Nabors Industries, Inc.,
13,000	5.50%, 01/15/2023	12,902
7,000	5.75%, 02/01/2025 (e)	6,681
6,000	Noble Holding International Ltd., (United Kingdom), 7.88%, 02/01/2026 (e)	6,030
6,000	Parker Drilling Co., 6.75%, 07/15/2022	4,980
3,000	Precision Drilling Corp., (Canada), 7.13%, 01/15/2026 (e)	3,026
8,000	Rowan Cos., Inc., 7.38%, 06/15/2025	7,900
18,000	Shelf Drilling Holdings Ltd., (United Arab Emirates), 8.25%, 02/15/2025 (e)	18,135
11,700	Transocean Proteus Ltd., 6.25%, 12/01/2024 (e)	12,037
	Transocean, Inc.,
5,000	6.80%, 03/15/2038	4,025
5,000	7.50%, 01/15/2026 (e)	5,038
9,000	9.00%, 07/15/2023 (e)	9,697
15,000	Weatherford International Ltd., 6.75%, 09/15/2040	11,437

		151,770

	Oil, Gas & Consumable Fuels — 5.2%
30,000	Anadarko Petroleum Corp., 3.45%, 07/15/2024	29,369
10,000	Antero Resources Corp., 5.13%, 12/01/2022	10,087
73,000	Boardwalk Pipelines LP, 5.95%, 06/01/2026	78,988
40,000	Buckeye Partners LP, 4.35%, 10/15/2024	40,275
4,000	California Resources Corp., 8.00%, 12/15/2022 (e)	3,165
	Cenovus Energy, Inc., (Canada),
35,000	5.20%, 09/15/2043	33,652
9,000	6.75%, 11/15/2039	10,320
13,000	Chesapeake Energy Corp., 8.00%, 01/15/2025 (e)	12,837
5,000	CITGO Petroleum Corp., 6.25%, 08/15/2022 (e)	5,006
10,000	Concho Resources, Inc., 4.88%, 10/01/2047	10,326
	Continental Resources, Inc.,
5,000	3.80%, 06/01/2024	4,856
5,000	4.38%, 01/15/2028 (e)	4,860
22,000	4.50%, 04/15/2023	22,275
26,000	DCP Midstream Operating LP, 3.88%, 03/15/2023	25,350

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Oil, Gas & Consumable Fuels — continued
20,000	Enbridge, Inc., (Canada), (ICE LIBOR USD 3 Month + 3.64%), 1.00%, 03/01/2078 (aa)	20,042
21,000	Energy Transfer Equity LP, 5.88%, 01/15/2024	22,260
65,000	Enterprise Products Operating LLC, Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/2077 (aa)	62,725
16,000	EP Energy LLC, 9.38%, 05/01/2024 (e)	11,800
55,000	EQT Corp., 3.00%, 10/01/2022	53,552
14,000	Genesis Energy LP, 6.00%, 05/15/2023	13,961
2,000	Gulfport Energy Corp., 6.38%, 01/15/2026 (e)	1,971
10,000	Hess Corp., 6.00%, 01/15/2040	10,602
39,000	Hilcorp Energy I LP, 5.00%, 12/01/2024 (e)	39,195
	MEG Energy Corp., (Canada),
3,000	6.38%, 01/30/2023 (e)	2,572
2,000	7.00%, 03/31/2024 (e)	1,705
10,000	MPLX LP, 5.20%, 03/01/2047	10,284
35,000	Noble Energy, Inc., 3.85%, 01/15/2028	34,231
5,000	Oasis Petroleum, Inc., 6.88%, 03/15/2022	5,122
45,000	ONEOK Partners LP, 6.13%, 02/01/2041	51,235
	Petrobras Global Finance BV, (Brazil),
40,000	Reg. S, 6.00%, 01/27/2028	39,400
6,000	6.85%, 06/05/2115	5,655
35,000	Phillips 66 Partners LP, 3.75%, 03/01/2028	34,009
	QEP Resources, Inc.,
20,000	5.25%, 05/01/2023	19,850
2,000	5.63%, 03/01/2026	1,967
EUR 100,000	Repsol International Finance BV, (Spain), Reg. S, (EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/2075 (aa)	134,710
15,000	Rockies Express Pipeline LLC, 6.00%, 01/15/2019 (e)	15,338
11,000	SemGroup Corp., 5.63%, 07/15/2022	10,890
10,000	SM Energy Co., 5.63%, 06/01/2025	9,500
10,000	Summit Midstream Holdings LLC, 5.50%, 08/15/2022	10,088
25,000	Sunoco Logistics Partners Operations LP, 5.30%, 04/01/2044	24,257
	Sunoco LP,
2,000	4.88%, 01/15/2023 (e)	1,985
3,000	5.50%, 02/15/2026 (e)	3,000
25,000	Tallgrass Energy Partners LP, 5.50%, 09/15/2024 (e)	25,750
5,000	Targa Resources Partners LP, 5.00%, 01/15/2028 (e)	4,856

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
5,000	5.13%, 02/01/2025	4,982
31,000	Tecpetrol SA, (Argentina), 4.88%, 12/12/2022 (e)	30,109
21,000	TerraForm Power Operating LLC,	20,580
	4.25%, 01/31/2023 (e)
5,000	5.00%, 01/31/2028 (e)	4,839
48,000	SUB, 6.63%, 06/15/2025 (e)	51,960
EUR 100,000	TOTAL SA, (France), Reg. S, (EUR Swap Annual 5 Year + 1.86%), 2.25%, 02/26/2021 (x) (y) (aa)	126,881
	Ultra Resources, Inc.,
11,000	6.88%, 04/15/2022 (e)	9,900
3,000	7.13%, 04/15/2025 (e)	2,685
50,000	Western Gas Partners LP, 4.65%, 07/01/2026	50,783
	Whiting Petroleum Corp.,
8,000	5.75%, 03/15/2021	8,180
6,000	6.63%, 01/15/2026 (e)	6,083
49,000	Williams Cos., Inc. (The), 3.70%, 01/15/2023	47,591
40,000	YPF SA, (Argentina), Reg. S, 8.75%, 04/04/2024	44,400

		1,382,851

	Total Energy	1,534,621

	Financials — 21.3%
	Banks — 11.9%
EUR 100,000	Allied Irish Banks plc, (Ireland), Reg. S, (EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025 (aa)	131,707
EUR 200,000	Banco Bilbao Vizcaya Argentaria SA, (Spain), Reg. S, (EUR Swap Annual 5 Year + 9.18%), 8.88%, 04/14/2021 (x) (y) (aa)	292,116
	Bank of America Corp.,
55,000	(ICE LIBOR USD 3 Month + 0.77%), 2.56%, 02/05/2026 (aa)	54,591
55,000	(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (aa) (e)	53,815
225,000	Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 09/05/2024 (x) (y) (aa)	241,920
EUR 100,000	Bank of Ireland, (Ireland), Reg. S, (EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/2024 (aa)	127,547
EUR 100,000	Bankia SA, (Spain), Reg. S, (EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/2027 (aa)	129,371
EUR 100,000	Bankinter SA, (Spain), Reg. S, (EUR Swap Annual 5 Year + 2.40%), 2.50%, 04/06/2027 (aa)	125,494

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Banks — continued
EUR 100,000	CaixaBank SA, (Spain), Reg. S, (EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/2027 (aa)	130,169
	CIT Group, Inc.,
24,000	5.00%, 08/15/2022	24,750
3,000	5.38%, 05/15/2020	3,101
	Citigroup, Inc.,
60,000	4.30%, 11/20/2026 (x) (y)	60,661
225,000	Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 05/15/2025 (x) (y) (aa)	233,887
18,000	Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (x) (y) (aa)	19,024
EUR 50,000	Commerzbank AG, (Germany), Reg. S, 4.00%, 03/23/2026	68,889
200,000	Credit Agricole SA, (France), (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (e) (x) (y) (aa)	234,000
200,000	HSBC Holdings plc, (United Kingdom), (USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 06/01/2021 (x) (y) (aa)	214,000
50,000	Huntington Bancshares, Inc., Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 04/15/2023 (x) (y) (aa)	50,375
	ING Groep NV, (Netherlands),
EUR 100,000	(EUR Swap Annual 5 Year + 2.85%), 3.00%, 04/11/2028 (aa)	132,613
200,000	Reg. S, (USD Swap Semi 5 Year + 5.12%), 6.87%, 04/16/2022 (x) (y) (aa)	212,977
200,000	Intesa Sanpaolo SpA, (Italy), (USD Swap Semi 5 Year + 5.46%), 7.70%, 09/17/2025 (e) (x) (y) (aa)	217,750
20,000	Royal Bank of Scotland Group plc, (United Kingdom), 6.00%, 12/19/2023	21,354
EUR 100,000	Societe Generale SA, (France), Reg. S, (EUR Swap Annual 5 Year + 5.54%), 6.75%, 04/07/2021 (x) (y) (aa)	137,403
65,000	SunTrust Banks, Inc., Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (x) (y) (aa)	62,278
25,000	Toronto-Dominion Bank (The), (Canada), (USD Swap Semi 5 Year + 2.21%), 3.62%, 09/15/2031 (aa)	24,053
EUR 100,000	UniCredit SpA, (Italy), Reg. S, (EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/2027 (aa)	132,722
50,000	Wells Fargo & Co., 4.75%, 12/07/2046	51,894

		3,188,461

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Capital Markets — 5.4%
	Bank of New York Mellon Corp. (The),
50,000	Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 06/20/2020 (x) (y) (aa)	51,187
94,000	Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 09/20/2026 (x) (y) (aa)	93,225
200,000	Credit Suisse Group AG, (Switzerland), (USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (e) (x) (y) (aa)	221,960
	Goldman Sachs Group, Inc. (The),
35,000	(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 04/23/2029 (aa)	34,175
15,000	(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (aa)	14,495
225,000	Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 05/10/2020 (x) (y) (aa)	230,033
120,000	Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (x) (y) (aa)	116,715
7,000	LPL Holdings, Inc., 5.75%, 09/15/2025 (e)	7,088
	Morgan Stanley,
EUR 50,000	2.38%, 03/31/2021	64,934
30,000	3.13%, 07/27/2026	28,455
20,000	(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/2029 (aa)	19,570
50,000	3.88%, 01/27/2026	50,122
225,000	Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 07/15/2019 (x) (y) (aa)	230,288
18,000	MSCI, Inc., 5.25%, 11/15/2024 (e)	18,392
EUR 200,000	UBS Group AG, (Switzerland), Reg. S, (EUR Swap Annual 5 Year + 5.29%), 5.75%, 02/19/2022 (x) (y) (aa)	274,167

		1,454,806

	Consumer Finance — 1.2%
	Ally Financial, Inc.,
43,000	4.63%, 03/30/2025	43,215
10,000	8.00%, 11/01/2031	12,400
50,000	Capital One Financial Corp., 3.75%, 04/24/2024	50,145
3,000	FirstCash, Inc., 5.38%, 06/01/2024 (e)	3,094
10,000	General Motors Financial Co., Inc., 3.95%, 04/13/2024	9,976
EUR 100,000	Lincoln Finance Ltd., (Netherlands), Reg. S, 6.88%, 04/15/2021	126,785
42,000	Springleaf Finance Corp., 8.25%, 12/15/2020	45,780
28,000	Synchrony Financial, 3.95%, 12/01/2027	26,880

		318,275

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Diversified Financial Services — 1.9%
10,000	ACE Cash Express, Inc., 12.00%, 12/15/2022 (e)	10,850
10,000	CNG Holdings, Inc., 9.38%, 05/15/2020 (e)	9,750
200,000	EDP Finance BV, (Portugal), 5.25%, 01/14/2021 (e)	210,467
	Nationstar Mortgage LLC,
37,000	6.50%, 07/01/2021	37,810
20,000	7.88%, 10/01/2020	20,525
GBP 100,000	Nationwide Building Society, (United Kingdom), Reg. S, (GBP Swap 5 Year + 4.88%), 6.88%, 06/20/2019 (x) (y) (aa)	144,381
65,000	Shell International Finance BV, (Netherlands), 4.13%, 05/11/2035	67,045

		500,828

	Insurance — 0.7%
130,000	American International Group, Inc., 3.90%, 04/01/2026	129,347
5,000	CNO Financial Group, Inc., 5.25%, 05/30/2025	5,075
30,000	MetLife, Inc., 4.72%, 12/15/2044	32,372
GBP 9,000	Zurich Finance UK plc, (Switzerland), (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.85%), 6.62%, 10/02/2022 (x) (y) (aa)	14,372

		181,166

	Thrifts & Mortgage Finance — 0.2%
7,000	Ladder Capital Finance Holdings LLLP, 5.25%, 03/15/2022 (e)	7,052
3,000	5.25%, 10/01/2025 (e)	2,918
21,000	Quicken Loans, Inc., 5.75%, 05/01/2025 (e)	21,158
14,000	Radian Group, Inc., 4.50%, 10/01/2024	13,969

		45,097

	Total Financials	5,688,633

	Health Care — 3.9%
	Biotechnology — 0.2%
40,000	AbbVie, Inc., 4.30%, 05/14/2036	40,336

	Health Care Equipment & Supplies — 0.2%
	Hologic, Inc.,
12,000	4.38%, 10/15/2025 (e)	11,715
6,000	4.63%, 02/01/2028 (e)	5,790
	Mallinckrodt International Finance SA,
35,000	3.50%, 04/15/2018	34,738
13,000	5.63%, 10/15/2023 (e)	10,871

		63,114

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Providers & Services — 2.1%
25,000	Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	25,812
	Centene Corp.,
5,000	4.75%, 01/15/2025	4,972
11,000	6.13%, 02/15/2024	11,550
	Community Health Systems, Inc.,
3,000	5.13%, 08/01/2021	2,768
12,000	6.25%, 03/31/2023	10,920
5,000	7.13%, 07/15/2020	4,206
EUR 100,000	Constantin Investissement 3 SASU, (France), Reg. S, 5.38%, 04/15/2025	121,855
	DaVita, Inc.,
50,000	5.00%, 05/01/2025	49,000
33,000	5.13%, 07/15/2024	32,773
24,000	Envision Healthcare Corp., 5.63%, 07/15/2022	24,480
	HCA, Inc.,
54,000	5.00%, 03/15/2024	55,013
10,000	5.50%, 06/15/2047	9,875
29,000	5.88%, 03/15/2022	30,740
21,000	5.88%, 05/01/2023	22,081
16,000	5.88%, 02/15/2026	16,560
20,000	MPH Acquisition Holdings LLC, 7.13%, 06/01/2024 (e)	21,050
7,000	Polaris Intermediate Corp., , 8.50%, (cash), 12/01/2022(e) (v)	7,127
20,000	Team Health Holdings, Inc., 6.38%, 02/01/2025 (e)	18,300
	Tenet Healthcare Corp.,
20,000	4.38%, 10/01/2021	19,900
6,000	4.63%, 07/15/2024 (e)	5,741
25,000	5.13%, 05/01/2025 (e)	24,250
39,000	6.75%, 06/15/2023	39,000
2,000	7.00%, 08/01/2025 (e)	1,995
10,000	WellCare Health Plans, Inc., 5.25%, 04/01/2025	10,121

		570,089

	Health Care Technology — 0.5%
	Quintiles IMS, Inc.,
EUR 100,000	Reg. S, 3.25%, 03/15/2025	123,075
11,000	4.88%, 05/15/2023 (e)	11,302

		134,377

	Pharmaceuticals — 0.9%
40,000	Allergan Funding SCS, 3.80%, 03/15/2025	39,471
2,000	Catalent Pharma Solutions, Inc., 4.88%, 01/15/2026 (e)	1,980
32,000	Concordia International Corp., (Canada), 7.00%, 04/15/2023 (d) (e)	2,880

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Pharmaceuticals — continued
2,000	9.00%, 04/01/2022 (e)	1,830
20,000	Endo Finance LLC, 5.75%, 01/15/2022 (e)	16,350
50,000	Mylan NV, 3.95%, 06/15/2026	48,362
65,000	Teva Pharmaceutical Finance Netherlands III BV, (Israel), 3.15%, 10/01/2026	52,731
	Valeant Pharmaceuticals International, Inc.,
9,000	5.50%, 11/01/2025 (e)	8,904
3,000	5.88%, 05/15/2023 (e)	2,666
8,000	6.50%, 03/15/2022 (e)	8,320
30,000	6.75%, 08/15/2021 (e)	29,250
6,000	7.00%, 03/15/2024 (e)	6,323
8,000	9.00%, 12/15/2025 (e)	8,015

		227,082

	Total Health Care	1,034,998

	Industrials — 7.9%
	Aerospace & Defense — 1.5%
	Arconic, Inc.,
22,000	5.13%, 10/01/2024	22,687
94,000	5.90%, 02/01/2027	101,050
8,000	6.75%, 01/15/2028	9,120
	Bombardier, Inc., (Canada),
5,000	7.50%, 12/01/2024 (e)	5,194
42,000	7.75%, 03/15/2020 (e)	44,835
45,000	Harris Corp., 5.05%, 04/27/2045	49,132
EUR 100,000	Leonardo SpA, (Italy), 4.88%, 03/24/2025	143,993
	TransDigm, Inc.,
11,000	6.00%, 07/15/2022	11,261
11,000	6.38%, 06/15/2026	11,248

		398,520

	Airlines — 0.4%
79,743	Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.00%, 10/29/2024	81,538
	United Continental Holdings, Inc.,
15,000	4.25%, 10/01/2022	14,953
15,000	5.00%, 02/01/2024	14,925

		111,416

	Building Products — 1.1%
3,000	Airxcel, Inc., 8.50%, 02/15/2022 (e)	3,124
5,000	American Woodmark Corp., 4.88%, 03/15/2026 (e)	4,962
GBP 50,000	Cie de Saint-Gobain, (France), Reg. S, 5.63%, 11/15/2024	82,695

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Building Products — continued
	Jeld-Wen, Inc.,
2,000	4.63%, 12/15/2025 (e)	1,955
2,000	4.88%, 12/15/2027 (e)	1,940
	Masco Corp.,
15,000	3.50%, 11/15/2027	14,325
65,000	4.38%, 04/01/2026	66,456
	Owens Corning,
45,000	3.40%, 08/15/2026	43,096
30,000	4.30%, 07/15/2047	27,602
22,000	Standard Industries, Inc., 6.00%, 10/15/2025 (e)	23,238
19,000	Summit Materials LLC, 6.13%, 07/15/2023	19,570

		288,963

	Commercial Services & Supplies — 0.8%
3,000	ACCO Brands Corp., 5.25%, 12/15/2024 (e)	3,015
20,000	ADT Corp. (The), 4.13%, 06/15/2023	19,450
8,000	Aramark Services, Inc., 5.00%, 02/01/2028 (e)	7,970
9,000	Brink’s Co. (The), 4.63%, 10/15/2027 (e)	8,527
15,000	Covanta Holding Corp., 5.88%, 03/01/2024	15,038
25,000	GW Honos Security Corp., (Canada), 8.75%, 05/15/2025 (e)	26,906
24,000	Prime Security Services Borrower LLC, 9.25%, 05/15/2023 (e)	26,130
EUR 90,000	Verisure Holding AB, (Sweden), Reg. S, 6.00%, 11/01/2022	115,995

		223,031

	Construction & Engineering — 0.2%
37,000	AECOM, 5.88%, 10/15/2024	38,572
21,000	Tutor Perini Corp., 6.88%, 05/01/2025 (e)	22,050

		60,622

	Electrical Equipment — 0.8%
40,000	Eaton Corp., 3.92%, 09/15/2047	37,867
EUR 100,000	Orano SA, (France), Reg. S, 3.13%, 03/20/2023	125,202
	Sensata Technologies BV,
5,000	4.88%, 10/15/2023 (e)	5,075
19,000	5.63%, 11/01/2024 (e)	20,312
33,000	Vertiv Group Corp., 9.25%, 10/15/2024 (e)	34,815

		223,271

	Industrial Conglomerates — 0.2%
60,000	General Electric Co., 4.50%, 03/11/2044	59,436

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Machinery — 0.3%
3,000	Navistar International Corp., 6.63%, 11/01/2025 (e)	3,090
	Novelis Corp.,
5,000	5.88%, 09/30/2026 (e)	5,037
10,000	6.25%, 08/15/2024 (e)	10,225
7,000	Oshkosh Corp., 5.38%, 03/01/2025	7,300
2,000	RBS Global, Inc., 4.88%, 12/15/2025 (e)	1,970
3,000	Tennant Co., 5.63%, 05/01/2025	3,075
11,000	Terex Corp., 5.63%, 02/01/2025 (e)	11,110
17,000	Wabash National Corp., 5.50%, 10/01/2025 (e)	16,830
5,000	Xylem, Inc., 4.38%, 11/01/2046	5,076

		63,713

	Professional Services — 0.6%
12,000	AMN Healthcare, Inc., 5.13%, 10/01/2024 (e)	12,120
6,000	IHS Markit Ltd., 4.00%, 03/01/2026 (e)	5,820
EUR 100,000	La Financiere Atalian SAS, (France), Reg. S, 4.00%, 05/15/2024	126,059

		143,999

	Road & Rail — 1.5%
5,000	Avis Budget Car Rental LLC, 5.25%, 03/15/2025 (e)	4,825
	DAE Funding LLC, (United Arab Emirates),
3,000	4.50%, 08/01/2022 (e)	2,910
3,000	5.00%, 08/01/2024 (e)	2,902
EUR 125,000	Europcar Groupe SA, (France), Reg. S, 5.75%, 06/15/2022	158,207
GBP 39,985	Great Rolling Stock Co. Ltd. (The), (United Kingdom), Reg. S, 6.88%, 07/27/2035	70,178
EUR 100,000	Loxam SAS, (France), Reg. S, 4.25%, 04/15/2024	128,971
15,000	Norfolk Southern Corp., 4.15%, 02/28/2048	14,710
	Park Aerospace Holdings Ltd., (Ireland),
8,000	4.50%, 03/15/2023 (e)	7,720
12,000	5.25%, 08/15/2022 (e)	12,015

		402,438

	Trading Companies & Distributors — 0.4%
18,000	Aircastle Ltd., 7.63%, 04/15/2020	19,350
5,000	H&E Equipment Services, Inc., 5.63%, 09/01/2025 (e)	5,112
14,000	HD Supply, Inc., 5.75%, 04/15/2024 (e)	14,682
	United Rentals North America, Inc.,
3,000	4.63%, 10/15/2025	2,925
5,000	4.88%, 01/15/2028	4,875
49,000	5.50%, 05/15/2027	50,152

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Trading Companies & Distributors — continued
9,000	WESCO Distribution, Inc., 5.38%, 06/15/2024	9,023

		106,119

	Transportation Infrastructure — 0.1%
GBP 15,000	Autostrade per l’Italia SpA, (Italy), 6.25%, 06/09/2022	24,343

	Total Industrials	2,105,871

	Information Technology — 2.1%
	Communications Equipment — 0.1%
32,000	Avaya, Inc., 7.00%, 04/01/2019 (d) (bb)	3
17,000	CommScope Technologies LLC, 5.00%, 03/15/2027 (e)	16,575
	Nokia OYJ, (Finland),
5,000	3.38%, 06/12/2022	4,862
5,000	4.38%, 06/12/2027	4,800
12,000	ViaSat, Inc., 5.63%, 09/15/2025 (e)	11,730

		37,970

	Electronic Equipment, Instruments & Components — 0.4%
	Anixter, Inc.,
28,000	5.50%, 03/01/2023	29,190
32,000	5.63%, 05/01/2019	32,680
41,000	CDW LLC, 5.50%, 12/01/2024	42,743
4,000	Itron, Inc., 5.00%, 01/15/2026 (e)	3,980

		108,593

	Internet Software & Services — 0.3%
35,000	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)	36,487
	Zayo Group LLC,
3,000	5.75%, 01/15/2027 (e)	3,015
27,000	6.38%, 05/15/2025	28,249

		67,751

	IT Services — 0.3%
30,000	Alliance Data Systems Corp., 5.38%, 08/01/2022 (e)	30,113
	First Data Corp.,
30,000	5.00%, 01/15/2024 (e)	30,188
20,000	5.75%, 01/15/2024 (e)	20,350
10,000	7.00%, 12/01/2023 (e)	10,512

		91,163

	Semiconductors & Semiconductor Equipment — 0.1%
2,000	Entegris, Inc., 4.63%, 02/10/2026 (e)	1,965
10,000	MagnaChip Semiconductor SA, (South Korea), 5.00%, 03/01/2021	13,530
6,000	Micron Technology, Inc., 5.25%, 01/15/2024 (e)	6,150

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Semiconductors & Semiconductor Equipment — continued
4,000	Versum Materials, Inc., 5.50%, 09/30/2024 (e)	4,180

		25,825

	Software — 0.5%
6,000	Camelot Finance SA, 7.88%, 10/15/2024 (e)	6,362
	CURO Financial Technologies Corp.,
5,000	12.00%, 03/01/2022 (e)	5,483
17,000	Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (e)	18,806
6,000	Infor Software Parent LLC, , 7.13%, (cash), 05/01/2021 (e) (v)	6,105
18,000	Infor US, Inc., 6.50%, 05/15/2022	18,405
6,000	Informatica LLC, 7.13%, 07/15/2023 (e)	6,117
2,000	j2 Cloud Services LLC, 6.00%, 07/15/2025 (e)	2,070
65,000	Oracle Corp., 3.25%, 11/15/2027	63,051

		126,399

	Technology Hardware, Storage & Peripherals — 0.4%
	Dell International LLC,
3,000	5.88%, 06/15/2021 (e)	3,067
3,000	7.13%, 06/15/2024 (e)	3,240
23,000	Diebold Nixdorf, Inc., 8.50%, 04/15/2024	24,265
25,000	EMC Corp., 3.38%, 06/01/2023	23,027
	Western Digital Corp.,
32,000	4.75%, 02/15/2026	32,240
10,000	7.38%, 04/01/2023 (e)	10,870

		96,709

	Total Information Technology	554,410

	Materials — 6.4%
	Chemicals — 1.8%
15,000	Blue Cube Spinco, Inc., 10.00%, 10/15/2025	17,887
	CF Industries, Inc.,
10,000	4.50%, 12/01/2026 (e)	10,177
9,000	5.15%, 03/15/2034	8,820
6,000	Chemours Co. (The), 5.38%, 05/15/2027	6,015
3,000	Cornerstone Chemical Co., 6.75%, 08/15/2024 (e)	3,041
43,000	CVR Partners LP, 9.25%, 06/15/2023 (e)	45,580
5,000	FXI Holdings, Inc., 7.88%, 11/01/2024 (e)	4,931
21,000	Hexion, Inc., 6.63%, 04/15/2020	19,530
EUR 100,000	INEOS Finance plc, (Luxembourg), Reg. S, 4.00%, 05/01/2023	125,045

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Chemicals — continued
EUR 100,000	INEOS Group Holdings SA, (Luxembourg), Reg. S, 5.38%, 08/01/2024	128,833
7,000	Ingevity Corp., 4.50%, 02/01/2026 (e)	6,843
2,000	Koppers, Inc., 6.00%, 02/15/2025 (e)	2,070
15,000	NOVA Chemicals Corp., (Canada), 4.88%, 06/01/2024 (e)	14,813
17,000	Olin Corp., 5.13%, 09/15/2027	16,734
9,000	PolyOne Corp., 5.25%, 03/15/2023	9,090
2,000	PQ Corp., 5.75%, 12/15/2025 (e)	2,030
12,000	Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026	12,146
4,000	Trinseo Materials Operating SCA, 5.38%, 09/01/2025 (e)	4,045
10,000	Tronox Finance LLC, 7.50%, 03/15/2022 (e)	10,375
18,000	Tronox Finance plc, 5.75%, 10/01/2025 (e)	17,865
16,000	Valvoline, Inc., 4.38%, 08/15/2025	15,640
10,000	Venator Finance SARL, 5.75%, 07/15/2025 (e)	10,175

		491,685

	Construction Materials — 0.2%
	Martin Marietta Materials, Inc.,
25,000	3.50%, 12/15/2027	24,016
11,000	4.25%, 12/15/2047	10,214
9,000	US Concrete, Inc., 6.38%, 06/01/2024	9,563

		43,793

	Containers & Packaging — 2.8%
EUR 125,000	Ardagh Packaging Finance plc, (Ireland), Reg. S, 6.75%, 05/15/2024	166,416
12,000	Ball Corp., 4.00%, 11/15/2023	11,880
	Berry Global, Inc.,
3,000	4.50%, 02/15/2026 (e)	2,917
16,000	6.00%, 10/15/2022	16,660
8,000	Crown Americas LLC, 4.75%, 02/01/2026 (e)	7,880
EUR 100,000	Crown European Holdings SA, Reg. S, 2.63%, 09/30/2024	123,200
3,000	OI European Group BV, 4.00%, 03/15/2023 (e)	2,903
7,000	Owens-Brockway Glass Container, Inc., 5.00%, 01/15/2022 (e)	7,140
33,919	Reynolds Group Issuer, Inc., 5.75%, 10/15/2020	34,385
19,000	Sealed Air Corp., 4.88%, 12/01/2022 (e)	19,570
EUR 125,000	SIG Combibloc Holdings SCA, (Luxembourg), Reg. S, 7.75%, 02/15/2023	158,223

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Containers & Packaging — continued
EUR 150,000	Verallia Packaging SASU, (France), Reg. S, 5.13%, 08/01/2022	189,420

		740,594

	Metals & Mining — 1.5%
	AK Steel Corp.,
4,000	7.00%, 03/15/2027	4,068
9,000	7.50%, 07/15/2023	9,607
17,000	Aleris International, Inc., 7.88%, 11/01/2020	17,000
10,000	Commercial Metals Co., 4.88%, 05/15/2023	10,125
	FMG Resources August 2006 Pty. Ltd., (Australia),
4,000	4.75%, 05/15/2022 (e)	3,997
5,000	5.13%, 05/15/2024 (e)	4,986
	Freeport-McMoRan, Inc.,
87,000	3.55%, 03/01/2022	84,634
17,000	3.88%, 03/15/2023	16,490
13,000	5.45%, 03/15/2043	12,480
10,000	Hudbay Minerals, Inc., (Canada), 7.25%, 01/15/2023 (e)	10,625
23,000	Kaiser Aluminum Corp., 5.88%, 05/15/2024	24,099
9,000	Lundin Mining Corp., (Canada), 7.88%, 11/01/2022 (e)	9,518
10,000	Newcrest Finance Pty. Ltd., (Australia), 5.75%, 11/15/2041 (e)	10,864
20,000	Southern Copper Corp., (Peru), 6.75%,
	04/16/2040	24,950
22,000	Steel Dynamics, Inc., 5.50%, 10/01/2024	22,770
EUR 70,000	thyssenkrupp AG, (Germany), Reg. S,
	2.50%, 02/25/2025	90,567
	United States Steel Corp.,
5,000	6.88%, 08/15/2025	5,250
12,000	8.38%, 07/01/2021 (e)	12,870
21,000	Vale Overseas Ltd., (Brazil), 6.25%, 08/10/2026	23,668

		398,568

	Paper & Forest Products — 0.1%
25,000	Fibria Overseas Finance Ltd., (Brazil), 5.50%, 01/17/2027	26,190

	Total Materials	1,700,830

	Real Estate — 1.2%

	Equity Real Estate Investment Trusts (REITs) — 1.2%
60,000	American Tower Corp., 3.60%, 01/15/2028	56,949
	CyrusOne LP,
4,000	5.00%, 03/15/2024	4,030
12,000	5.38%, 03/15/2027	12,030

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Equity Real Estate Investment Trusts (REITs) — continued
	Equinix, Inc.,
EUR 100,000	2.88%, 10/01/2025	120,856
14,000	5.75%, 01/01/2025	14,630
10,000	ESH Hospitality, Inc., 5.25%,
	05/01/2025 (e)	9,975
	Iron Mountain, Inc.,
4,000	4.88%, 09/15/2027 (e)	3,770
5,000	5.25%, 03/15/2028 (e)	4,764
13,000	SBA Communications Corp., 4.88%,
	07/15/2022	13,162
	VEREIT Operating Partnership LP,
20,000	3.95%, 08/15/2027	18,956
67,000	4.60%, 02/06/2024	68,736

	Total Real Estate	327,858

	Telecommunication Services — 5.9%
	Diversified Telecommunication Services — 3.5%
	AT&T, Inc.,
35,000	3.90%, 03/11/2024	35,299
25,000	3.90%, 08/14/2027	24,803
2,000	5.15%, 02/14/2050	1,996
40,000	5.25%, 03/01/2037	41,459
	CCO Holdings LLC,
49,000	5.13%, 05/01/2027 (e)	47,101
10,000	5.50%, 05/01/2026 (e)	10,000
16,000	5.75%, 02/15/2026 (e)	16,220
18,000	5.88%, 04/01/2024 (e)	18,613
8,000	5.88%, 05/01/2027 (e)	8,130
5,000	CenturyLink, Inc., Series T, 5.80%, 03/15/2022	4,931
21,000	Cincinnati Bell, Inc., 7.00%, 07/15/2024 (e)	19,929
10,000	Consolidated Communications, Inc.,
	6.50%, 10/01/2022	8,750
EUR 120,000	eircom Finance DAC, (Ireland), Reg. S,
	4.50%, 05/31/2022	149,987
36,000	Embarq Corp., 8.00%, 06/01/2036	34,065
	Frontier Communications Corp.,
14,000	9.25%, 07/01/2021	12,947
8,000	11.00%, 09/15/2025	6,270
	Intelsat Jackson Holdings SA, (Luxembourg),
12,000	5.50%, 08/01/2023	9,930
11,000	7.25%, 10/15/2020	10,244
10,000	7.50%, 04/01/2021	9,081
28,000	8.00%, 02/15/2024 (e)	29,400
5,000	9.75%, 07/15/2025 (e)	4,750
24,000	Level 3 Financing, Inc., 5.38%, 05/01/2025	23,820

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Diversified Telecommunication Services — continued
	Qwest Corp.,
9,000	6.75%, 12/01/2021	9,613
30,000	7.13%, 11/15/2043	28,869
EUR 110,000	Telecom Italia SpA, (Italy), Reg. S, 2.50%, 07/19/2023	140,346
	Verizon Communications, Inc.,
20,000	(ICE LIBOR USD 3 Month + 1.00%), 2.60%, 03/16/2022 (aa)	20,435
35,000	5.25%, 03/16/2037	37,093
EUR 120,000	Virgin Media Finance plc, (United Kingdom), Reg. S, 4.50%, 01/15/2025	150,397
12,000	Windstream Services LLC, 8.75%, 12/15/2024 (e)	7,680

		922,158

	Wireless Telecommunication Services — 2.4%
200,000	Comunicaciones Celulares SA, (Guatemala), Reg. S, 6.88%, 02/06/2024	209,500
25,000	Hughes Satellite Systems Corp., 5.25%, 08/01/2026	24,375
EUR 100,000	Matterhorn Telecom SA, (Luxembourg), Reg. S, 3.88%, 05/01/2022	123,830
	Sprint Communications, Inc.,
18,000	9.00%, 11/15/2018 (e)	18,675
21,000	9.25%, 04/15/2022	24,308
	Sprint Corp.,
25,000	7.13%, 06/15/2024	24,609
20,000	7.63%, 02/15/2025	20,000
4,000	7.63%, 03/01/2026	3,980
9,000	7.88%, 09/15/2023	9,315
EUR 100,000	Telefonica Europe BV, (Spain), Reg. S, (EUR Swap Annual 8 Year + 5.59%), 7.63%, 09/18/2021 (x) (y) (aa)	146,537
	T-Mobile USA, Inc.,
3,000	4.50%, 02/01/2026	2,944
3,000	4.75%, 02/01/2028	2,926
25,000	6.63%, 04/01/2023	25,885
13,000	6.84%, 04/28/2023	13,487

		650,371

	Total Telecommunication Services	1,572,529

	Utilities — 3.9%
	Electric Utilities — 1.7%
60,000	Emera US Finance LP, (Canada), 3.55%, 06/15/2026	57,762
GBP 100,000	Enel SpA, (Italy), Reg. S, (GBP Swap 5 Year + 4.09%), 6.62%, 09/15/2076 (aa)	156,462
25,000	Exelon Corp., 4.45%, 04/15/2046	25,351
	FirstEnergy Corp.,
30,000	Series B, 3.90%, 07/15/2027	29,627

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Electric Utilities — continued
10,000	Series C, 4.85%, 07/15/2047	10,511
15,000	Fortis, Inc., (Canada), 3.06%, 10/04/2026	13,942
GBP 50,000	Iberdrola Finanzas SA, (Spain), 7.38%, 01/29/2024	88,357
	NextEra Energy Operating Partners LP,
4,000	4.25%, 09/15/2024 (e)	3,945
3,000	4.50%, 09/15/2027 (e)	2,887
35,000	Pennsylvania Electric Co., 3.25%, 03/15/2028 (e)	33,447
35,000	PPL Capital Funding, Inc., 4.00%, 09/15/2047	33,357
4,000	Terraform Global Operating LLC, 6.13%, 03/01/2026 (e)	4,030

		459,678

	Gas Utilities — 0.0% (g)
3,000	AmeriGas Partners LP, 5.50%, 05/20/2025	2,977

	Independent Power and Renewable Electricity Producers — 1.3%
9,000	AES Corp., 5.50%, 03/15/2024	9,191
39,000	Calpine Corp., 5.25%, 06/01/2026 (e)	37,830
	Dynegy, Inc.,
23,000	5.88%, 06/01/2023	23,575
4,000	8.13%, 01/30/2026 (e)	4,380
200,000	Empresa Electrica Angamos SA, (Chile), Reg. S, 4.88%, 05/25/2029	198,180
41,000	GenOn Energy, Inc., 9.88%, 10/15/2020 (d)	34,133
	NRG Energy, Inc.,
4,000	5.75%, 01/15/2028 (e)	3,949
20,000	6.63%, 01/15/2027	20,650
9,000	NRG Yield Operating LLC, 5.38%, 08/15/2024	9,096

		340,984

	Multi-Utilities — 0.8%
GBP 15,000	innogy Finance BV, (Germany), Reg. S, 5.63%, 12/06/2023	24,484
GBP 100,000	NGG Finance plc, (United Kingdom), Reg. S, (GBP Swap 12 Year + 3.48%), 5.63%, 06/18/2073 (aa)	154,707
35,000	Sempra Energy, 3.80%, 02/01/2038	33,159

		212,350

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Water Utilities — 0.1%
GBP 10,000	Northumbrian Water Finance plc, (United Kingdom), Reg. S, 6.88%, 02/06/2023	16,854

	Total Utilities	1,032,843

	Total Corporate Bonds (Cost $18,347,093)	18,835,977

U.S. Treasury Obligation — 0.1%
20,000	U.S. Treasury Bonds, 2.75%, 11/15/2047 (Cost $18,426)	18,530

Loan Assignments — 23.0% (cc)
	Consumer Discretionary — 5.1%
	Diversified Consumer Services — 0.6%
12,100	Altran Technologies Ltd., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 01/30/2025 (aa) ^	12,176
148,114	Spin Holdco, Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 5.49%, 11/14/2022 (aa)	148,916

		161,092

	Hotels, Restaurants & Leisure — 0.6%
81,384	1011778 BC ULC, 1st Lien Term Loan B, (Canada) (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 3.92%, 02/16/2024 (aa)	81,486
19,850	Hilton Worldwide Finance LLC, Series B-2 Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.62%, 10/25/2023 (aa)	19,955
73,840	Seminole Hard Rock Entertainment, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.44%, 05/14/2020 (aa)	74,209

		175,650

	Leisure Products — 0.5%
131,829	Delta 2 Sarl, 1st Lien Term loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 02/01/2024 (aa)	131,459
10,000	FGI Operating Co. LLC, Term B Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.82%, 04/19/2019 (aa) ^	2,500

		133,959

	Media — 3.2%
89,550	Altice US Finance I Corp., Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.90%, 07/28/2025 (aa)	89,400
99,000	AMC Entertainment, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 3.84%, 12/15/2023 (aa)	99,217
138,950	CSC Holdings LLC, 1st Lien, (ICE LIBOR USD 1 Month + 2.25%), 3.84%, 07/17/2025 (aa)	138,533

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — continued
51,242	Gray Television, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 3.83%, 02/07/2024 (aa)	51,509
34,913	Red Ventures LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.65%, 11/08/2024 (aa)	35,116
70,081	Sinclair Broadcast Group, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 3.90%, 01/03/2024 (aa)	70,103
74,724	Tribune Media Co., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 01/26/2024 (aa)	74,747
98,397	Univision Communications, Inc., 1st Lien Term Loan C-5, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 03/15/2024 (aa)	97,153
76,805	WMG Acquisition Corp., 1st Lien Term Loan E, (ICE LIBOR USD 1 Month + 2.25%), 3.83%, 11/01/2023 (aa)	76,985
116,118	Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.90%, 08/18/2023 (aa)	116,644

		849,407

	Multiline Retail — 0.2%
44,670	JC Penney Corp., Term Loan B, (ICE LIBOR USD 3 Month + 4.25%), 6.23%, 06/23/2023 (aa)	42,709

	Total Consumer Discretionary	1,362,817

	Consumer Staples — 3.0%
	Food & Staples Retailing — 1.3%
99,251	Albertson’s LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.67%, 12/21/2022 (aa)	97,943
99,000	Moran Foods LLC, Term Loan B, (ICE LIBOR USD 1 Month + 6.00%), 7.65%, 12/05/2023 (aa)	87,615
65,133	SUPERVALU, Inc., Delayed Draw Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.15%, 06/08/2024 (aa)	64,471
108,555	SUPERVALU, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 5.15%, 06/08/2024 (aa)	107,452

		357,481

	Food Products — 1.4%
57,275	Dole Food Co., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%; US Prime Rate + 1.75%), 4.36%, 04/06/2024 (aa)	57,480
147,704	Hearthside Group Holdings LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 06/02/2021 (aa)	148,073

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — continued

	Food Products — continued
79,352	JBS USA LLC, Term Loan B, (ICE LIBOR USD 3 Month + 2.50%), 4.10%, 10/30/2022 (aa)	78,955
78,210	Pinnacle Foods Finance LLC, Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.58%, 02/02/2024 (aa)	78,654

		363,162

	Personal Products — 0.3%
85,634	Prestige Brands, Inc., 1st Lien Term Loan B-4, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 01/26/2024 (aa)	86,109

	Total Consumer Staples	806,752

	Energy — 1.7%
	Oil, Gas & Consumable Fuels — 1.7%
100,000	California Resources Corp., Senior Secured First Out, (ICE LIBOR USD 1 Month + 4.75%), 6.34%, 12/31/2022 (aa)	101,125
9,756	Chesapeake Energy Corp., 1st Lien Last Out, (ICE LIBOR USD 3 Month + 7.50%), 9.44%, 08/23/2021 (aa)	10,388
194,580	Gulf Finance LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 5.25%), 6.95%, 08/25/2023 (aa)	177,068
49,625	MEG Energy Corp., 1st Lien Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.20%, 12/31/2023(Canada) (aa)	49,607
23,000	Summit Midstream Partners Holdings LLC, Senior Secured Term Loan, (ICE LIBOR USD 1 Month + 6.00%), 7.65%, 05/13/2022 (aa)	23,359
17,000	TerraForm Power Operating LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.33%, 11/08/2022 (aa)	17,092
81,400	Ultra Resources, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.59%, 04/12/2024 (aa)	81,034

	Total Energy	459,673

	Financials — 0.3%
	Capital Markets — 0.3%
75,965	Camelot Finance LP, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.90%, 10/03/2023 (aa)	76,467

	Health Care — 3.0%
	Health Care Equipment & Supplies — 0.9%
130,113	Mallinckrodt International Finance, Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.44%, 09/24/2024 (aa)	129,723

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Equipment & Supplies — continued
98,725	Pharmaceutical Product Development LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75), 4.42%, 08/18/2022 (aa)	98,972

		228,695

	Health Care Providers & Services — 1.2%
51,213	Community Health Systems, Inc., Incremental 2021 Term H Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.98%, 01/27/2021 (aa)	49,992
176,081	MultiPlan, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 06/07/2023 (aa)	176,873
98,466	National Mentor Holdings, Inc., Tranche B Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 01/31/2021 (aa)	99,143

		326,008

	Pharmaceuticals — 0.9%
82,437	Concordia Healthcare Corp., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.90%, 10/21/2021 (aa)	73,634
89,325	Grifols Worldwide Operations Ltd., Term Loan B, (1 Week LIBOR + 2.25%), 3.72%, 01/31/2025 (aa)	89,638
70,865	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.08%, 04/01/2022 (aa)	71,680

		234,952

	Total Health Care	789,655

	Industrials — 0.9%
	Commercial Services & Supplies — 0.9%
85,004	Garda World Security, 1st Lien Term Loan B, (US Prime Rate + 2.50%), 4.97%, 05/24/2024 (aa)	85,730
148,629	Prime Security Services Borrower LLC, Term B-1 Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 05/02/2022 (aa)	149,810

		235,540

	Machinery — 0.0% (g)
19,800	Zodiac Pool Solutions LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 5.69%, 12/20/2023 (aa)	19,801

	Total Industrials	255,341

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — continued

	Information Technology — 2.0%

	Internet Software & Services — 0.3%
79,401	Rackspace Hosting, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 4.79%, 11/03/2023 (aa)	79,599

	IT Services — 0.5%
137,429	First Data Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.87%, 07/08/2022 (aa)	137,647

	Semiconductors & Semiconductor Equipment — 0.8%
159,364	Microsemi Corp., 1st Lien Term Loan B, (ICE LIBOR USD 2 Month + 2.00%), 3.74%, 01/15/2023 (aa)	159,695
50,494	ON Semiconductor Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.65%, 03/31/2023 (aa)	50,722

		210,417

	Software — 0.4%
109,454	Infor US, Inc., Tranche B-6 Term Loan, (ICE LIBOR USD 3 Month + 2.75%), 4.44%, 02/01/2022 (aa)	109,542

	Total Information Technology	537,205

	Materials — 1.4%

	Chemicals — 0.8%
98,000	Axalta Coating Systems US Holdings, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 2.00%), 3.69%, 06/01/2024 (aa)	98,510
49,246	PolyOne Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.59%, 11/11/2022 (aa)	49,554
	Tronox Finance LLC, 1st Lien Term Loan B,
38,721	(ICE LIBOR USD 3 Month + 3.00%), 4.69%, 09/23/2024 (aa)	38,951
16,779	(ICE LIBOR USD 3 Month + 3.00%), 4.69%, 09/23/2024 (aa)	16,879

		203,894

	Containers & Packaging — 0.6%
100,000	Berry Global, Inc., 1st Lien Term Loan P, (ICE LIBOR USD 1 Month + 2.00%), 3.58%, 01/06/2021 (aa)	100,333
42,785	Bway Holding Co., 1st Lien Term Loan B, (ICE LIBOR USD 2 Month + 3.25%; ICE LIBOR USD 3 Month + 3.25%), 4.96%, 04/03/2024 (aa)	42,945
29,925	Consolidated Container, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 05/22/2024 (aa)	30,075

		173,353

	Total Materials	377,247

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Real Estate — 0.4%
	Equity Real Estate Investment Trusts (REITs) — 0.4%
99,250	GEO Group, Inc. (The), Term Loan, (ICE LIBOR USD 3 Month + 2.25%), 3.95%, 03/22/2024 (aa)	99,548

	Telecommunication Services — 1.9%

	Diversified Telecommunication Services — 1.5%
100,000	Centurylink, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 01/31/2025 (aa)	98,225
97,013	Hargray Communications Group, Inc., Senior Secured Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 05/16/2024 (aa)	97,182
150,000	Intelsat Jackson Holdings SA, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 5.71%, 11/27/2023 (aa)	148,848
53,622	Zayo Group LLC, Term B-2 Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.87%, 01/19/2024 (aa)	53,848

		398,103

	Wireless Telecommunication Services — 0.4%
100,000	Syniverse Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.75%), 5.75%, 02/09/2023 (aa) ^	100,781

	Total Telecommunication Services	498,884

	Utilities — 3.3%

	Electric Utilities — 1.2%
83,300	Energy Future Intermediate Holding Co. LLC, DIP Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.47%, 06/30/2018 (aa)	83,290
45,649	Lightstone Holdco LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.75%), 5.40%, 01/30/2024 (aa)	45,902
2,899	Lightstone Holdco LLC, 1st Lien Term Loan C, (ICE LIBOR USD 1 Month + 3.75%), 5.40%, 01/30/2024 (aa)	2,915
161,229	Texas Competitive Electric Holdings Co. LLC, Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 08/04/2023 (aa)	162,064
28,571	Texas Competitive Electric Holdings Co. LLC, Term Loan C, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 08/04/2023 (aa)	28,719

		322,890

	Independent Power and Renewable Electricity Producers — 2.1%
147,727	Calpine Corp., Term Loan, (ICE LIBOR USD 3 Month + 2.50%), 4.20%, 01/15/2024 (aa)	148,020

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — continued
	Independent Power and Renewable Electricity Producers — continued
136,136	Dynegy, Inc., 1st Lien Term Loan C, (ICE LIBOR USD 1 Month + 2.75%), 4.35%, 02/07/2024 (aa)	136,916
37,406	ExGen Renewables I LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.99%, 11/28/2024 (aa)	37,734
147,750	NRG Energy, Inc., Term Loan, (ICE LIBOR USD 3 Month + 2.25%), 3.94%, 06/30/2023 (aa)	148,345
92,906	Talen Energy Supply, Term Loan B-2, (ICE LIBOR USD 1 Month + 4.00%), 5.65%, 04/15/2024 (aa)	93,039

		564,054

	Total Utilities	886,944

	Total Loan Assignments (Cost $6,137,868)	6,150,533

NUMBER OF CONTRACTS

Options Purchased — 0.0% (g)

	Call Options — 0.0% (g)
	Future Interest Rate Options — 0.0% (g)
34	U.S. Treasury 10 Year Note 03/23/2018 at USD 123.00, American Style (a) Notional Amount: USD 3,400,000 Exchange Traded	1,063
34	U.S. Treasury 10 Year Note 03/23/2018 at USD 121.50, American Style (a) Notional Amount: USD 3,400,000 Exchange Traded	4,250

	Total Options Purchased (Cost $9,032)	5,313

SHARES

Short-Term Investments — 1.7%

	Investment Companies — 1.7%
400,760	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.50% (b) (l)	400,800
44,636	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.25% (b) (l)	44,636

	Total Short-Term Investments (Cost $445,445)	445,436

	Total Investments — 97.2% (Cost $25,412,207)	25,942,136

	Other Assets in Excess of Liabilities — 2.8%	755,751

	NET ASSETS — 100.0%	$26,697,887

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

(Amounts in U.S. Dollars, unless otherwise noted)

Over the Counter (“OTC “) Credit default swaptions purchased outstanding as of February 28, 2018:

Description	Counterparty	Expiration Date	Exercise Rate	Pay Financing Rate	Receive Floating Rate Index	Implied Credit Spread(%)(1)	Notional Amount	Value ($)

Call Contracts
Buy Protection on 5 Year Credit Default Swap Index, expiring 03/21/2018, European Style	Goldman Sachs International	03/21/18	1.08%	5.00%	CDX.NA.HY.29-V1.Dec.2022	3.27	USD 1,350,000	13,952
Buy Protection on 5 Year Credit Default Swap Index, expiring 06/20/2018, European Style	Goldman Sachs International	06/20/18	2.63%	5.00%	iTraxx Europe Crossover Series 28 V1.Dec.2022	2.64	EUR 650,000	14,148

Total OTC Swaptions Purchased (Premiums Paid $20,404)								28,100

OTC Credit default swaptions written outstanding as of February 28, 2018:

Description	Counterparty	Expiration Date	Exercise Rate	Pay Financing Rate	Receive Floating Rate Index	Implied Credit Spread(%)(1)	Notional Amount	Value ($)

Call Contracts
Buy Protection on 5 Year Credit Default Swap Index, expiring 03/21/2018, European Style	Goldman Sachs International	03/21/18	1.06%	5.00%	CDX.NA.HY.29-V1.Dec.2022	3.27	USD 1,350,000	(3,690)
Buy Protection on 5 Year Credit Default Swap Index, expiring 06/20/2018, European Style	Goldman Sachs International	06/20/18	3.13%	5.00%	iTraxx Europe Crossover Series 28 V1.Dec.2022	2.64	EUR 650,000	(8,443)

Total OTC Swaptions Purchased (Premiums Received $10,449)								(12,133)

(1) Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e.make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Futures contracts outstanding as of February 28, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 10 Year Ultra
Note	1	06/2018	USD	128,531	1,068
U.S. Treasury 2 Year Note	3	06/2018	USD	637,406	135
U.S. Treasury Long Bond	1	06/2018	USD	143,500	1,802

					3,005

Short Contracts
Euro-Bobl	(1)	03/2018	EUR	(159,869)	1,676
Euro-Bund	(1)	03/2018	EUR	(194,517)	(1,600)
Euro-Schatz	(3)	03/2018	EUR	(409,810)	232
Long Gilt	(3)	06/2018	GBP	(500,072)	(2,249)
U.S. Treasury 10 Year Note	(8)	06/2018	USD	(960,625)	(2,268)
U.S. Treasury 5 Year Note	(4)	06/2018	USD	(455,750)	(219)
U.S. Treasury Ultra Bond	(1)	06/2018	USD	(155,906)	(2,565)

					(6,993)

					(3,988)

Forward foreign currency exchange contracts outstanding as of February 28, 2018:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)

EUR	4,099	GBP	3,610	Royal Bank of Canada	03/05/2018	31
USD	207,977	EUR	166,218	Australia & New Zealand Banking Group Ltd.	03/05/2018	5,154
USD	6,159,213	EUR	4,936,793	BNP Paribas	03/05/2018	135,204
USD	38,967	EUR	31,422	Royal Bank of Canada	03/05/2018	626
USD	1,069,327	GBP	753,782	BNP Paribas	03/05/2018	31,504
USD	6,182,859	EUR	5,048,143	Australia & New Zealand Banking Group Ltd.	04/04/2018	7,426
USD	5,676	EUR	4,604	Royal Bank of Canada	04/04/2018	44
USD	1,031,290	GBP	744,184	HSBC Bank, N.A.	04/04/2018	5,068

Total unrealized appreciation						185,057

EUR	5,048,143	USD	6,168,204	Australia & New Zealand Banking Group Ltd.	03/05/2018	(8,324)
EUR	3,752	USD	4,674	Barclays Bank plc	03/05/2018	(95)
EUR	8,168	USD	10,010	BNP Paribas	03/05/2018	(43)
EUR	9,683	USD	12,034	Goldman Sachs International	03/05/2018	(218)
EUR	8,337	USD	10,331	HSBC Bank, N.A.	03/05/2018	(159)
EUR	52,251	USD	64,570	Royal Bank of Canada	03/05/2018	(812)
GBP	1,563	USD	2,176	BNP Paribas	03/05/2018	(24)
GBP	744,184	USD	1,029,732	HSBC Bank, N.A.	03/05/2018	(5,123)
GBP	11,645	USD	16,458	Royal Bank of Canada	03/05/2018	(424)
EUR	9,563	USD	11,814	Australia & New Zealand Banking Group Ltd.	04/04/2018	(116)
EUR	18,906	USD	23,376	BNP Paribas	04/04/2018	(249)
EUR	4,483	USD	5,537	Royal Bank of Canada	04/04/2018	(53)

Total unrealized depreciation						(15,640)

Net unrealized appreciation						169,417

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

OTC Credit default swap contracts outstanding - buy protection(1) as of February 28, 2018:

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Baxter International, Inc., 1.70%, 08/15/2021	1.00	Quarterly	Goldman Sachs International	12/20/2022	0.28	USD 250,000	(7,915)	(718)	(8,633)
BMW Financial NV, 5.00%, 08/06/2018	1.00	Quarterly	Barclays Bank plc	12/20/2022	0.34	EUR 110,000	(3,139)	(1,373)	(4,512)
Carrefour SA, 1.75%, 05/22/2019	1.00	Quarterly	Citibank, NA	12/20/2022	0.54	EUR 115,000	(2,996)	(361)	(3,357)
Honeywell International, Inc., 5.70%, 03/15/2036	1.00	Quarterly	Goldman Sachs International	12/20/2022	0.32	USD 260,000	(8,478)	(84)	(8,562)
HP, Inc., 4.65%, 09/12/2021	1.00	Quarterly	Barclays Bank plc	12/20/2022	0.43	USD 250,000	(4,766)	(2,179)	(6,945)
Rolls-Royce plc, 6.75%, 04/30/2019	1.00	Quarterly	Goldman Sachs International	12/20/2022	0.64	EUR 110,000	(1,868)	(715)	(2,583)
Unilever N.V., 1.75%, 08/05/2020	1.00	Quarterly	Barclays Bank plc	12/20/2022	0.29	EUR 65,000	(2,234)	(651)	(2,885)
United Parcel Service, Inc., 8.38%, 04/01/2030	1.00	Quarterly	Goldman Sachs International	12/20/2022	0.29	USD 260,000	(8,971)	127	(8,844)
Valero Energy Corp., 8.75%, 06/15/2030	1.00	Quarterly	Barclays Bank plc	12/20/2022	0.47	USD 200,000	(5,924)	724	(5,200)
Vodafone Group plc, 5.00%, 06/04/2018	1.00	Quarterly	Goldman Sachs International	12/20/2022	0.65	EUR 65,000	(1,299)	(185)	(1,484)

							(47,590)	(5,415)	(53,005)

Centrally Cleared Credit default swap contracts outstanding - buy protection(1) as of February 28, 2018:

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.IG.29-V1	1.00	Quarterly	12/20/2022	0.56	USD 2,650,000	(52,539)	(5,321)	(57,860)
iTraxx Europe 28.1	1.00	Quarterly	12/20/2022	0.52	EUR 1,050,000	(34,423)	2,912	(31,511)

						(86,962)	(2,409)	(89,371)

OTC Credit default swap contracts outstanding - sell protection(2) as of February 28, 2018:

Reference Obligation/Index	Financing Rate Received by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
ArcelorMittal, 3.00%, 04/09/2021	5.00	Quarterly	Barclays Bank plc	12/20/2022	1.08	EUR 50,000	9,028	2,867	11,895
Telefonica SA, 2.74%, 05/29/2019	1.00	Quarterly	Goldman Sachs International	12/20/2022	0.76	EUR 50,000	775	51	826

							9,803	2,918	12,721

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Centrally Cleared Credit default swap contracts outstanding - sell protection(2) as of February 28, 2018:

Reference Obligation/Index	Financing Rate Received by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)

CDX.NA.IG.29-V1	1.00	Quarterly	12/20/2022	0.56	USD 1,350,000	33,784	(4,309)	29,475
CDX.NA.IG.29-V1	1.00	Quarterly	12/20/2027	0.98	USD 1,550,000	(3,783)	9,762	5,979
iTraxx Europe 28.1	1.00	Quarterly	12/20/2022	0.52	EUR 110,000	2,655	647	3,302

						32,656	6,100	38,756

Centrally Cleared Interest rate swap contracts outstanding as of February 28, 2018:

Floating Rate Index (a)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments(Receipts) ($)	Value and Unrealized Appreciation (Depreciation) ($)

3 Month LIBOR quarterly	2.34% semi-annually	Receive	04/10/2027	USD 450,000	–	16,028

					–	16,028

(a)	–	Value of floating rate index at February 28, 2018 was 2.02%.
(1)	–	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(2)	–	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(3)	–	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(4)	–	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)	–	Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Written Call Options Contracts as of February 28, 2018:

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
U.S. Treasury 10 Year Note, American Style	Exchange Traded	68	USD 6,800,000	USD 122.50	03/23/2018	(3,187)

Total Written Options Contracts (Premiums Received $5,844)						(3,187)

Summary of total swap contracts outstanding as of February 28, 2018:
	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Credit default swap contracts outstanding - sell protection	9,803	12,721

Total OTC swap contracts outstanding	9,803	12,721

Liabilities
OTC Credit default swap contracts outstanding - buy protection	(47,590)	(53,005)

Total OTC swap contracts outstanding	(47,590)	(53,005)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Convertible Bonds — 2.3%
	Consumer Discretionary — 0.6%
	Media — 0.6%
40,000	DISH Network Corp., 3.38%, 08/15/2026	40,243
100,000	Live Nation Entertainment, Inc., 2.50%, 05/15/2019	133,680

	Total Consumer Discretionary	173,923

	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
15,000	Chesapeake Energy Corp., 5.50%, 09/15/2026	12,886

	Information Technology — 1.6%
	Communications Equipment — 0.3%
100,000	Finisar Corp., 0.50%, 12/15/2036	91,855

	Electronic Equipment, Instruments & Components — 0.4%
100,000	II-VI, Inc., 0.25%, 09/01/2022 (e)	107,238

	Semiconductors & Semiconductor Equipment — 0.9%
100,000	Cypress Semiconductor Corp., 2.00%, 02/01/2023 (e)	109,681
100,000	ON Semiconductor Corp., 1.00%, 12/01/2020	139,884

		249,565

	Total Information Technology	448,658

	Total Convertible Bonds (Cost $564,744)	635,467

Corporate Bonds — 86.9%
	Consumer Discretionary — 22.6%
	Auto Components — 2.7%
EUR150,000	Adient Global Holdings Ltd., Reg. S, 3.50%, 08/15/2024	187,575
20,000	Allison Transmission, Inc., 5.00%, 10/01/2024 (e)	20,275
	American Axle & Manufacturing, Inc.,
75,000	6.25%, 04/01/2025	77,391
65,000	6.50%, 04/01/2027	67,112
40,000	Cooper-Standard Automotive, Inc., 5.63%, 11/15/2026 (e)	40,800
135,000	Dana Financing Luxembourg SARL, 6.50%, 06/01/2026 (e)	144,450
40,000	Delphi Technologies plc, 5.00%, 10/01/2025 (e)	39,662
100,000	Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/2023	102,375
57,000	TI Group Automotive Systems LLC, (United Kingdom), 8.75%, 07/15/2023 (e)	60,420

		740,060

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Consumer Services — 0.4%
100,000	Service Corp. International, 7.50%, 04/01/2027	116,500

	Hotels, Restaurants & Leisure — 3.7%
EUR100,000	Cirsa Funding Luxembourg SA, (Spain), Reg. S, 5.75%, 05/15/2021	126,178
45,000	Constellation Merger Sub, Inc., 8.50%, 09/15/2025 (e)	44,072
10,000	Hilton Grand Vacations Borrower LLC, 6.13%, 12/01/2024	10,775
	Hilton Worldwide Finance LLC,
20,000	4.63%, 04/01/2025	20,075
10,000	4.88%, 04/01/2027	10,000
50,000	Interval Acquisition Corp., 5.63%, 04/15/2023	51,500
80,000	Jack Ohio Finance LLC, 6.75%, 11/15/2021 (e)	83,358
	MGM Resorts International,
390,000	4.63%, 09/01/2026	381,221
30,000	6.00%, 03/15/2023	31,913
125,000	Sabre GLBL, Inc., 5.38%, 04/15/2023 (e)	125,937
20,000	Scientific Games International, Inc., 7.00%, 01/01/2022 (e)	21,050
100,000	Wynn Las Vegas LLC, 5.50%, 03/01/2025 (e)	101,375

		1,007,454

	Household Durables — 0.4%
120,000	Tempur Sealy International, Inc., 5.63%, 10/15/2023	121,200

	Internet & Direct Marketing Retail — 0.7%
EUR97,701	eDreams ODIGEO SA, (Spain), 8.50%, 08/01/2021 (e)	127,241
	Netflix, Inc.,
10,000	4.38%, 11/15/2026	9,600
45,000	4.88%, 04/15/2028 (e)	44,212

		181,053

	Leisure Products — 0.7%
65,000	Mattel, Inc., 6.75%, 12/31/2025 (e)	66,137
130,000	Vista Outdoor, Inc., 5.88%, 10/01/2023	128,538

		194,675

	Media — 10.9%
	Altice Luxembourg SA, (Luxembourg),
200,000	7.75%, 05/15/2022 (e)	186,500
EUR110,000	Reg. S, 7.25%, 05/15/2022	129,397
95,000	AMC Entertainment Holdings, Inc., 5.75%, 06/15/2025	92,387
55,000	AMC Networks, Inc., 5.00%, 04/01/2024	55,137

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Media — continued
50,000	CBS Radio, Inc., 7.25%, 11/01/2024 (e)	51,490
	Clear Channel Worldwide Holdings, Inc.,
305,000	Series B, 6.50%, 11/15/2022	313,388
190,000	Series B, 7.63%, 03/15/2020	189,762
	DISH DBS Corp.,
60,000	5.00%, 03/15/2023	55,125
115,000	5.88%, 07/15/2022	112,125
465,000	5.88%, 11/15/2024	434,775
30,000	7.75%, 07/01/2026	29,550
35,000	Meredith Corp., 6.88%, 02/01/2026 (e)	36,094
55,000	Midcontinent Communications, 6.88%, 08/15/2023 (e)	57,956
50,000	Regal Entertainment Group, 5.75%, 06/15/2023	51,375
EUR100,000	SES SA, (Luxembourg), Reg. S, (EUR Swap Annual 5 Year + 4.66%), 4.62%, 01/02/2022 (x) (y) (aa)	129,200
100,000	Sinclair Television Group, Inc., 5.63%, 08/01/2024 (e)	101,500
	Sirius XM Radio, Inc.,
10,000	5.00%, 08/01/2027 (e)	9,722
270,000	5.38%, 04/15/2025 (e)	274,388
25,000	6.00%, 07/15/2024 (e)	26,187
EUR100,000	Unitymedia GmbH, (Germany), Reg. S, 3.75%, 01/15/2027	128,503
200,000	UPCB Finance IV Ltd., (Netherlands), 5.38%, 01/15/2025 (e)	198,124
	Videotron Ltd., (Canada),
25,000	5.13%, 04/15/2027 (e)	25,222
200,000	5.38%, 06/15/2024 (e)	207,000
90,000	WMG Acquisition Corp., 5.63%, 04/15/2022 (e)	92,025

		2,986,932

	Multiline Retail — 0.2%
83,800	Neiman Marcus Group Ltd. LLC, 9.50% (PIK), 10/15/2021 (e) (v)	44,318

	Specialty Retail — 2.7%
EUR100,000	EVOCA SpA, (Italy), Reg. S, 7.00%, 10/15/2023	129,733
EUR100,000	Fnac Darty SA, (France), 3.25%, 09/30/2023 (e)	127,012
EUR100,000	Hema Bondco II BV, (Netherlands), Reg. S, 8.50%, 01/15/2023	123,281
EUR100,000	Kirk Beauty One GmbH, (Germany), Reg. S, 8.75%, 07/15/2023	128,654
	PetSmart, Inc.,
60,000	5.88%, 06/01/2025 (e)	46,800
90,000	7.13%, 03/15/2023 (e)	57,366

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Specialty Retail — continued
35,000	8.88%, 06/01/2025 (e)	22,312
100,000	Staples, Inc., 8.50%, 09/15/2025 (e)	96,000

		731,158

	Textiles, Apparel & Luxury Goods — 0.2%
EUR54,000	SMCP Group SAS, (China), Reg. S, 5.88%, 05/01/2023	70,419

	Total Consumer Discretionary	6,193,769

	Consumer Staples — 3.1%
	Food & Staples Retailing — 1.4%
	Albertsons Cos. LLC,
5,000	5.75%, 03/15/2025	4,350
35,000	6.63%, 06/15/2024	32,244
GBP100,000	Iceland Bondco plc, (United Kingdom), Reg. S, 4.63%, 03/15/2025	127,255
EUR122,000	Picard Bondco SA, (Luxembourg), 5.50%, 11/30/2024 (e)	150,433
75,000	Rite Aid Corp., 6.13%, 04/01/2023 (e)	75,562

		389,844

	Food Products — 0.4%
	Post Holdings, Inc.,
15,000	5.50%, 03/01/2025 (e)	15,093
25,000	5.63%, 01/15/2028 (e)	24,344
10,000	5.75%, 03/01/2027 (e)	9,875
50,000	TreeHouse Foods, Inc., 6.00%, 02/15/2024 (e)	50,938

		100,250

	Household Products — 1.2%
	Central Garden & Pet Co.,
25,000	5.13%, 02/01/2028	24,344
100,000	6.13%, 11/15/2023	104,375
50,000	Energizer Holdings, Inc., 5.50%, 06/15/2025 (e)	50,000
100,000	HRG Group, Inc., 7.75%, 01/15/2022	104,312
30,000	Kronos Acquisition Holdings, Inc., (Canada), 9.00%, 08/15/2023 (e)	29,100

		312,131

	Personal Products — 0.1%
40,000	High Ridge Brands Co., 8.88%, 03/15/2025 (e)	35,800

	Total Consumer Staples	838,025

	Energy — 9.1%
	Energy Equipment & Services — 1.4%
	Nabors Industries, Inc.,
30,000	5.50%, 01/15/2023	29,775
10,000	5.75%, 02/01/2025 (e)	9,544
	Precision Drilling Corp., (Canada),
30,000	7.13%, 01/15/2026 (e)	30,262

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Energy Equipment & Services — continued
35,000	7.75%, 12/15/2023	36,925
EUR100,000	Saipem Finance International BV, (Italy), Reg. S, 3.75%, 09/08/2023	129,930
30,000	Transocean, Inc., 7.50%, 01/15/2026 (e)	30,225
EUR100,000	Vallourec SA, (France), Reg. S, 2.25%, 09/30/2024	102,659
10,000	Weatherford International Ltd., 9.88%, 02/15/2024	9,900

		379,220

	Oil, Gas & Consumable Fuels — 7.7%
20,000	Alta Mesa Holdings LP, 7.88%, 12/15/2024	21,300
20,000	Andeavor Logistics LP, 5.25%, 01/15/2025	20,526
100,000	Antero Midstream Partners LP, 5.38%, 09/15/2024	102,250
80,000	Blue Racer Midstream LLC, 6.13%, 11/15/2022 (e)	82,000
15,000	Carrizo Oil & Gas, Inc., 8.25%, 07/15/2025	16,012
	Cheniere Corpus Christi Holdings LLC,
30,000	5.13%, 06/30/2027	30,338
35,000	5.88%, 03/31/2025	37,012
	Chesapeake Energy Corp.,
70,000	8.00%, 12/15/2022 (e)	74,462
95,000	8.00%, 01/15/2025 (e)	93,813
60,000	8.00%, 06/15/2027 (e)	57,525
90,000	Continental Resources, Inc., 4.50%, 04/15/2023	91,125
30,000	Covey Park Energy LLC, 7.50%, 05/15/2025 (e)	30,450
48,000	Denbury Resources, Inc., 9.25%, 03/31/2022 (e)	49,200
	EP Energy LLC,
50,000	8.00%, 11/29/2024 (e)	51,500
35,000	8.00%, 02/15/2025 (e)	24,062
5,000	9.38%, 05/01/2024 (e)	3,688
25,000	Gulfport Energy Corp., 6.63%, 05/01/2023	25,687
55,000	Halcon Resources Corp., 6.75%, 02/15/2025	55,550
20,000	Hess Infrastructure Partners LP, 5.63%, 02/15/2026 (e)	20,000
	MEG Energy Corp., (Canada),
25,000	6.38%, 01/30/2023 (e)	21,437
45,000	6.50%, 01/15/2025 (e)	44,156
145,000	7.00%, 03/31/2024 (e)	123,613
	NGPL PipeCo LLC,
35,000	4.38%, 08/15/2022 (e)	34,912
10,000	4.88%, 08/15/2027 (e)	10,088
140,000	Oasis Petroleum, Inc., 6.88%, 01/15/2023	143,062
	Parsley Energy LLC,
15,000	5.25%, 08/15/2025 (e)	14,775

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
20,000	5.63%, 10/15/2027 (e)	19,838
	RSP Permian, Inc.,
15,000	5.25%, 01/15/2025	15,113
40,000	6.63%, 10/01/2022	41,700
	SM Energy Co.,
50,000	6.50%, 11/15/2021	50,750
25,000	6.50%, 01/01/2023	25,000
	Southwestern Energy Co.,
30,000	4.10%, 03/15/2022	28,125
75,000	6.70%, 01/23/2025	73,500
20,000	7.50%, 04/01/2026	20,200
20,000	7.75%, 10/01/2027	20,400
25,000	Summit Midstream Holdings LLC, 5.75%, 04/15/2025	25,000
	Sunoco LP,
10,000	4.88%, 01/15/2023 (e)	9,925
15,000	5.50%, 02/15/2026 (e)	15,000
60,000	Tallgrass Energy Partners LP, 5.50%, 01/15/2028 (e)	60,300
	Targa Resources Partners LP,
100,000	4.25%, 11/15/2023	97,500
30,000	5.00%, 01/15/2028 (e)	29,138
	Whiting Petroleum Corp.,
85,000	5.75%, 03/15/2021	86,913
15,000	6.63%, 01/15/2026 (e)	15,206
50,000	WildHorse Resource Development Corp., 6.88%, 02/01/2025	51,250
	WPX Energy, Inc.,
75,000	6.00%, 01/15/2022	77,812
65,000	8.25%, 08/01/2023	73,613

		2,114,826

	Total Energy	2,494,046

	Financials — 1.4%
	Banks — 0.7%
150,000	Bank of America Corp., Series K, (ICE LIBOR USD 3 Month + 3.63%), 5.40%, 04/30/2018 (x) (y) (aa)	150,225
	Citigroup, Inc.,
20,000	Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/2019 (x) (y) (aa)	20,704
25,000	Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 03/27/2020 (x) (y) (aa)	25,906

		196,835

	Diversified Financial Services — 0.7%
50,000	Infinity Acquisition LLC, 7.25%, 08/01/2022 (e)	50,125
EUR100,000	Worldpay Finance plc, (United Kingdom), Reg. S, 3.75%, 11/15/2022	131,654

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Diversified Financial Services — continued

		181,779

	Total Financials	378,614

	Health Care — 11.9%
	Health Care Equipment & Supplies — 1.4%
EUR100,000	Auris Luxembourg II SA, (Luxembourg), Reg. S, 8.00%, 01/15/2023	127,307
35,000	Avantor, Inc., 6.00%, 10/01/2024 (e)	35,000
100,000	DJO Finco, Inc., 8.13%, 06/15/2021 (e)	97,000
10,000	Hill-Rom Holdings, Inc., 5.00%, 02/15/2025 (e)	9,975
35,000	Hologic, Inc., 4.38%, 10/15/2025 (e)	34,169
100,000	Mallinckrodt International Finance SA, 5.63%, 10/15/2023 (e)	83,625

		387,076

	Health Care Providers & Services — 6.6%
70,000	Air Medical Group Holdings, Inc., 6.38%, 05/15/2023 (e)	66,500
EUR100,000	Constantin Investissement 3 SASU, (France), Reg. S, 5.38%, 04/15/2025	121,855
50,000	DaVita, Inc., 5.00%, 05/01/2025	49,000
100,000	Encompass Health Corp., 5.75%, 11/01/2024	101,375
	HCA, Inc.,
10,000	5.25%, 04/15/2025	10,275
685,000	5.38%, 02/01/2025	696,350
90,000	5.88%, 02/15/2026	93,150
90,000	Kindred Healthcare, Inc., 8.75%, 01/15/2023	96,300
EUR150,000	Synlab Unsecured Bondco plc, (United Kingdom), Reg. S, 8.25%, 07/01/2023	196,009
	Tenet Healthcare Corp.,
185,000	6.75%, 06/15/2023	185,000
20,000	7.00%, 08/01/2025 (e)	19,950
25,000	7.50%, 01/01/2022 (e)	26,406
145,000	8.13%, 04/01/2022	152,613

		1,814,783

	Health Care Technology — 0.2%
50,000	Quintiles IMS, Inc., 4.88%, 05/15/2023 (e)	51,375

	Pharmaceuticals — 3.7%
31,000	inVentiv Group Holdings, Inc., 7.50%, 10/01/2024 (e)	33,170
EUR100,000	Nidda BondCo GmbH, (Germany), Reg. S, 5.00%, 09/30/2025	120,798
	Valeant Pharmaceuticals International, Inc.,
25,000	5.50%, 11/01/2025 (e)	24,734
610,000	5.88%, 05/15/2023 (e)	542,138
225,000	6.13%, 04/15/2025 (e)	197,297
45,000	7.00%, 03/15/2024 (e)	47,419

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Pharmaceuticals — continued
55,000	9.00%, 12/15/2025 (e)	55,103

		1,020,659

	Total Health Care	3,273,893

	Industrials — 8.6%
	Aerospace & Defense — 1.7%
150,000	Arconic, Inc., 5.90%, 02/01/2027	161,250
70,000	KLX, Inc., 5.88%, 12/01/2022 (e)	72,100
25,000	Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/2025 (e)	26,062
EUR90,000	Leonardo SpA, (Italy), 5.25%, 01/21/2022	127,142
90,000	Triumph Group, Inc., 7.75%, 08/15/2025	93,038

		479,592

	Air Freight & Logistics — 0.4%
100,000	XPO Logistics, Inc., 6.50%, 06/15/2022 (e)	103,925

	Building Products — 0.2%
15,000	American Woodmark Corp., 4.88%, 03/15/2026 (e)	14,887
	Jeld-Wen, Inc.,
25,000	4.63%, 12/15/2025 (e)	24,438
10,000	4.88%, 12/15/2027 (e)	9,700

		49,025

	Commercial Services & Supplies — 0.6%
25,000	ACCO Brands Corp., 5.25%, 12/15/2024 (e)	25,125
30,000	Aramark Services, Inc., 5.00%, 02/01/2028 (e)	29,887
EUR90,000	Verisure Holding AB, (Sweden), Reg. S, 6.00%, 11/01/2022	115,995

		171,007

	Construction & Engineering — 0.1%
25,000	Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	26,000

	Electrical Equipment — 0.2%
65,000	General Cable Corp., 5.75%, 10/01/2022	66,788

	Machinery — 1.8%
EUR100,000	Galapagos SA, (Luxembourg), Reg. S, 5.38%, 06/15/2021	118,931
55,000	Hillman Group, Inc. (The), 6.38%, 07/15/2022 (e)	53,625
100,000	Novelis Corp., 5.88%, 09/30/2026 (e)	100,750
20,000	RBS Global, Inc., 4.88%, 12/15/2025 (e)	19,700
40,000	Terex Corp., 5.63%, 02/01/2025 (e)	40,400
20,000	TriMas Corp., 4.88%, 10/15/2025 (e)	19,706
25,000	Wabash National Corp., 5.50%, 10/01/2025 (e)	24,750
100,000	Welbilt, Inc., 9.50%, 02/15/2024	111,000

		488,862

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Road & Rail — 2.4%
125,000	Avis Budget Car Rental LLC, 6.38%, 04/01/2024 (e)	127,812
EUR100,000	Europcar Groupe SA, (France), Reg. S, 5.75%, 06/15/2022	126,565
97,000	Herc Rentals, Inc., 7.75%, 06/01/2024 (e)	105,701
	Hertz Corp. (The),
145,000	5.50%, 10/15/2024 (e)	125,788
95,000	6.25%, 10/15/2022	89,983
70,000	7.63%, 06/01/2022 (e)	72,100

		647,949

	Trading Companies & Distributors — 1.2%
EUR100,000	Rexel SA, (France), Reg. S, 2.63%, 06/15/2024	125,209
	United Rentals North America, Inc.,
55,000	4.88%, 01/15/2028	53,625
150,000	5.50%, 07/15/2025	154,500

		333,334

	Total Industrials	2,366,482

	Information Technology — 5.9%
	Communications Equipment — 0.7%
150,000	CommScope Technologies LLC, 6.00%, 06/15/2025 (e)	154,920
40,000	Riverbed Technology, Inc., 8.88%, 03/01/2023 (e)	37,500

		192,420

	Internet Software & Services — 1.0%
60,000	Cogent Communications Group, Inc., 5.38%, 03/01/2022 (e)	62,475
100,000	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)	104,250
100,000	Zayo Group LLC, 6.38%, 05/15/2025	104,625

		271,350

	IT Services — 1.2%
	First Data Corp.,
10,000	5.38%, 08/15/2023 (e)	10,174
295,000	5.75%, 01/15/2024 (e)	300,163
25,000	Gartner, Inc., 5.13%, 04/01/2025 (e)	25,625

		335,962

	Semiconductors & Semiconductor Equipment — 0.9%
100,000	Amkor Technology, Inc., 6.38%, 10/01/2022	102,875
45,000	Entegris, Inc., 4.63%, 02/10/2026 (e)	44,212
90,000	Microsemi Corp., 9.13%, 04/15/2023 (e)	99,675

		246,762

	Software — 1.7%
100,000	ACI Worldwide, Inc., 6.38%, 08/15/2020 (e)	101,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Software — continued
20,000	Ascend Learning LLC, 6.88%, 08/01/2025 (e)	20,600
260,000	Infor US, Inc., 6.50%, 05/15/2022	265,850
70,000	Informatica LLC, 7.13%, 07/15/2023 (e)	71,365

		458,815

	Technology Hardware, Storage & Peripherals — 0.4%
100,000	Western Digital Corp., 7.38%, 04/01/2023 (e)	108,700

	Total Information Technology	1,614,009

	Materials — 7.4%
	Chemicals — 3.8%
55,000	Chemours Co. (The), 6.63%, 05/15/2023	57,819
EUR100,000	CTC BondCo GmbH, (Germany), 5.25%, 12/15/2025 (e)	121,866
36,000	Gates Global LLC, 6.00%, 07/15/2022 (e)	36,654
100,000	GCP Applied Technologies, Inc., 9.50%, 02/01/2023 (e)	109,625
130,000	Hexion, Inc., 6.63%, 04/15/2020	120,900
200,000	INEOS Group Holdings SA, (Luxembourg), 5.63%, 08/01/2024 (e)	203,250
100,000	LSB Industries, Inc., SUB, 8.50%, 08/01/2019	99,750
	NOVA Chemicals Corp., (Canada),
45,000	4.88%, 06/01/2024 (e)	44,437
20,000	5.25%, 06/01/2027 (e)	19,550
60,000	Rain CII Carbon LLC, 7.25%, 04/01/2025 (e)	64,875
	Scotts Miracle-Gro Co. (The),
5,000	5.25%, 12/15/2026	5,061
100,000	6.00%, 10/15/2023	104,500
35,000	Trinseo Materials Operating SCA, 5.38%, 09/01/2025 (e)	35,394
25,000	Venator Finance SARL, 5.75%, 07/15/2025 (e)	25,438

		1,049,119

	Containers & Packaging — 3.2%
	Ardagh Packaging Finance plc, (Ireland),
EUR100,000	Reg. S, 6.75%, 05/15/2024	133,132
200,000	7.25%, 05/15/2024 (e)	214,250
EUR100,000	Horizon Parent Holdings SARL, (France), Reg. S, 8.25% (cash), 02/15/2022 (v)	128,911
	Reynolds Group Issuer, Inc.,
50,000	(ICE LIBOR USD 3 Month + 3.50%), 5.22%, 07/15/2021 (e) (aa)	50,563
96,911	5.75%, 10/15/2020	98,243
EUR100,000	SIG Combibloc Holdings SCA, (Luxembourg), Reg. S, 7.75%, 02/15/2023	126,579

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Containers & Packaging — continued
EUR100,000	Silgan Holdings, Inc., 3.25%, 03/15/2025	124,416

		876,094

	Metals & Mining — 0.4%
	Freeport-McMoRan, Inc.,
65,000	3.88%, 03/15/2023	63,050
40,000	4.55%, 11/14/2024	39,100

		102,150

	Total Materials	2,027,363

	Real Estate — 2.4%
	Equity Real Estate Investment Trusts (REITs) — 2.4%
75,000	CoreCivic, Inc., 4.63%, 05/01/2023	74,625
100,000	ESH Hospitality, Inc., 5.25%, 05/01/2025 (e)	99,750
125,000	GEO Group, Inc. (The), 5.13%, 04/01/2023	124,375
	MGM Growth Properties Operating Partnership LP,
10,000	4.50%, 01/15/2028	9,475
100,000	5.63%, 05/01/2024	103,450
50,000	RHP Hotel Properties LP, 5.00%, 04/15/2021	50,187
	Uniti Group LP,
100,000	6.00%, 04/15/2023 (e)	96,750
15,000	7.13%, 12/15/2024 (e)	13,444
30,000	8.25%, 10/15/2023	27,975
53,880	VICI Properties 1 LLC, 8.00%, 10/15/2023	59,807

	Total Real Estate	659,838

	Telecommunication Services — 13.2%
	Diversified Telecommunication Services — 8.5%
	CCO Holdings LLC,
75,000	5.00%, 02/01/2028 (e)	70,829
35,000	5.13%, 05/01/2027 (e)	33,644
20,000	5.50%, 05/01/2026 (e)	20,000
370,000	5.75%, 02/15/2026 (e)	375,087
240,000	5.88%, 04/01/2024 (e)	248,172
155,000	CenturyLink, Inc., 5.63%, 04/01/2025	140,275
100,000	Frontier Communications Corp., 7.13%, 01/15/2023	67,000
30,000	GCI, Inc., 6.88%, 04/15/2025	31,725
	Intelsat Jackson Holdings SA, (Luxembourg),
175,000	5.50%, 08/01/2023	144,813
145,000	7.25%, 10/15/2020	135,031
100,000	8.00%, 02/15/2024 (e)	105,000
75,000	9.75%, 07/15/2025 (e)	71,250

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — continued
	SFR Group SA, (France),
EUR100,000	Reg. S, 5.63%, 05/15/2024	123,512
200,000	7.38%, 05/01/2026 (e)	193,060
245,000	Sprint Capital Corp., 8.75%, 03/15/2032	265,825
EUR100,000	Telecom Italia SpA, (Italy), Reg. S, 3.63%, 05/25/2026	133,321
	Windstream Services LLC,
5,000	6.38%, 08/01/2023	2,925
10,000	7.75%, 10/15/2020	8,600
246,000	8.75%, 12/15/2024 (e)	157,440

		2,327,509

	Wireless Telecommunication Services — 4.7%
EUR150,000	Matterhorn Telecom Holding SA, (Luxembourg), Reg. S, 4.88%, 05/01/2023	184,848
	Sprint Corp.,
650,000	7.63%, 02/15/2025	650,000
15,000	7.63%, 03/01/2026	14,925
	T-Mobile USA, Inc.,
120,000	6.50%, 01/15/2024	125,700
160,000	6.50%, 01/15/2026	171,600
125,000	United States Cellular Corp., 6.70%, 12/15/2033	131,250

		1,278,323

	Total Telecommunication Services	3,605,832

	Utilities — 1.3%
	Electric Utilities — 0.5%
EUR100,000	EDP - Energias de Portugal SA, (Portugal), Reg. S, (EUR Swap Annual 5 Year + 5.04%), 5.38%, 09/16/2075 (aa)	134,968

	Gas Utilities — 0.1%
30,000	AmeriGas Partners LP, 5.50%, 05/20/2025	29,775

	Independent Power and Renewable Electricity Producers — 0.6%
50,000	AES Corp., 4.88%, 05/15/2023	50,437
25,000	Calpine Corp., 5.25%, 06/01/2026 (e)	24,250
	Dynegy, Inc.,
80,000	5.88%, 06/01/2023	82,000
10,000	8.00%, 01/15/2025 (e)	10,863

		167,550

	Water Utilities — 0.1%
20,000	Core & Main LP, 6.13%, 08/15/2025 (e)	19,800

	Total Utilities	352,093

	Total Corporate Bonds (Cost $23,410,409)	23,803,964

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — 0.9%

	Consumer Discretionary — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
4,948	Caesars Entertainment Corp. (a)	62,840

	Real Estate — 0.6%
	Equity Real Estate Investment Trusts (REITs) — 0.6%
8,395	VICI Properties, Inc. (a)	164,122

	Total Common Stocks (Cost $190,641)	226,962

PRINCIPAL AMOUNT

Loan Assignments — 4.3% (cc)
	Consumer Discretionary — 2.5%
	Hotels, Restaurants & Leisure — 0.3%
93,030	Club Corp Holdings, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 3.25%), 4.94%, 08/16/2024 (aa)	93,546

	Leisure Products — 0.5%
135,000	Steinway Musical Instruments, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.75%), 3.75%, 02/13/2025 (aa) ^	135,337

	Media — 0.7%
150,000	iHeartCommunications, Inc., Term Loan D, (ICE LIBOR USD 3 Month + 6.75%), 8.44%, 01/30/2019 (aa)	119,130
70,000	Meredith Corp., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.66%, 01/18/2025 (aa)	70,383

		189,513

	Multiline Retail — 0.4%
113,814	Neiman Marcus Group, Inc., Other Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.83%, 10/25/2020 (aa)	96,291

	Specialty Retail — 0.6%
87,565	J Crew Group, Inc., Initial Loan, (ICE LIBOR USD 1 Month + 3.22%; ICE LIBOR USD 3 Month + 3.22%), 4.88%, 03/05/2021 (aa)	60,503
109,725	Staples, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 5.79%, 09/12/2024 (aa)	108,971

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Consumer Discretionary - continued

		169,474

	Total Consumer Discretionary	684,161

	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
49,625	MEG Energy Corp., 1st Lien Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.20%, 12/31/2023 (aa)	49,607
	Health Care — 0.7%
	Health Care Equipment & Supplies — 0.3%
98,721	Ortho-Clinical Diagnostics, Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 5.44%, 06/30/2021 (aa)	99,462

	Health Care Providers & Services — 0.4%
105,000	Air Medical, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 4.50%), 4.83%, 09/26/2024 (aa) ^	106,076

	Total Health Care	205,538

	Industrials — 0.3%
	Machinery — 0.3%
74,813	Accudyne Industries LLC, Term Loan B, (ICE LIBOR USD 1 Month + 3.75%), 5.40%, 08/18/2024 (aa)	75,197

	Materials — 0.5%
	Containers & Packaging — 0.5%
109,450	Bway Holding Co., 1st Lien Term Loan, (ICE LIBOR USD 2 Month + 3.25%; ICE LIBOR USD 3 Month + 3.25%), 4.96%, 04/03/2024 (aa)	109,860
35,000	Crown Americas, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.25%), 0.00%, 01/17/2025 (aa) ^	35,292

	Total Materials	145,152

	Real Estate — 0.1%
	Real Estate Management & Development — 0.1%
24,875	CityCenter Holdings LLC, Term B Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 04/18/2024 (aa)	24,978

	Total Loan Assignments (Cost $1,193,913)	1,184,633

SHARES

Short-Term Investment — 4.8%
	Investment Company — 4.8%
1,311,048	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.25% (b) (l) (Cost $1,311,048)	1,311,048

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SECURITY DESCRIPTION	VALUE

Total Investments — 99.2% (Cost $26,670,755)	27,162,074
Other Assets in Excess of Liabilities — 0.8%	226,928

NET ASSETS — 100.0%	$ 27,389,002

Percentages indicated are based on net assets.

Futures contracts outstanding as of February 28, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
U.S. Treasury 5 Year Note	(6)	6/2018	USD	(683,625)	(106)
U.S. Treasury 10 Year Note	(4)	6/2018	USD	(480,313)	(884)

					(990)

Forward foreign currency contracts outstanding as of February 28, 2018:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	4,558,420	EUR	3,654,770	HSBC Bank, N.A.	3/5/2018	98,770
USD	31,224	EUR	25,256	Royal Bank of Canada	3/5/2018	406
USD	139,482	GBP	98,489	TD Bank Financial Group	3/5/2018	3,881
USD	10,260	EUR	8,378	Royal Bank of Canada	4/4/2018	11
USD	4,394,749	EUR	3,588,121	State Street Corp.	4/4/2018	5,373
USD	136,486	GBP	98,489	HSBC Bank, N.A.	4/4/2018	671

Total unrealized appreciation						109,112

EUR	35,080	USD	43,376	Australia & New Zealand Banking Group Ltd.	3/5/2018	(571)
EUR	6,485	USD	8,037	HSBC Bank, N.A.	3/5/2018	(123)
EUR	13,474	USD	16,643	Merrill Lynch International	3/5/2018	(202)
EUR	36,867	USD	45,621	Royal Bank of Canada	3/5/2018	(636)
EUR	3,588,121	USD	4,384,310	State Street Corp.	3/5/2018	(5,988)
GBP	98,489	USD	136,280	HSBC Bank, N.A.	3/5/2018	(678)

Total unrealized depreciation						(8,198)

Net unrealized appreciation						100,914

Centrally Cleared Credit default swap contracts outstanding - buy protection(1) as of February 28, 2018:

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(2)	Notional Amount(3)	Upfront Payments (Receipts) ($)(4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.HY.29-V1	5.00	Quarterly	12/20/2022	3.31	USD 1,000,000	(71,365)	(7,451)	(78,816)

						(71,365)	(7,451)	(78,816)

(1)	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

(2)	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)	Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

J.P. Morgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

CDX	—	Credit Derivative Index
DIP	—	Debtor-in-possession
EUR	—	Euro
GBP	—	British Pound
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
MSCI	—	Morgan Stanley Capital International
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.
SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2018.
USD	—	United States Dollar
(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)	—	Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	—	Amount rounds to less than 0.05%.

(l)	—	The rate shown is the current yield as of February 28, 2018.

(v)	—	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(w)	—	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

(x)	—	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2018.

(y)	—	Security is an interest bearing note with preferred security characteristics.

(aa)	—	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2018.

(bb)	—	Security has been valued using significant unobservable inputs.

(cc)	—	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.

^	—	All or a portion of the security is unsettled as of February 28, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2018

	Flexible Long/Short Fund	High Yield Opportunities Fund

ASSETS:
Investments in non-affiliates, at value	$25,491,387	$25,851,026
Investments in affiliates, at value	445,436	1,311,048
Options and swaptions purchased, at value	33,413	—
Cash	439,145	—
Foreign currency, at value	7,378	21,961
Deposits at broker for futures contracts	29,000	30,000
Deposits at broker for centrally cleared swaps	42,629	45,000
Receivables:
Investment securities sold	76,838	—
Interest from non-affiliates	302,977	380,857
Dividends from affiliates	358	983
Tax reclaims	135	—
Variation margin on centrally cleared swaps (net upfront receipts of $36,439 and $71,365, respectively)	—	2,935
Unrealized appreciation on forward foreign currency exchange contracts	185,057	109,112
Outstanding OTC swap contracts, at value (net upfront payments of $9,803 and $0, respectively)	12,721	—
Due from Adviser	36,784	23,394

Total Assets	27,103,258	27,776,316

LIABILITIES:
Payables:
Due to custodian	—	2,364
Investment securities purchased	210,136	279,600
Investment securities purchased - delayed delivery securities	3,000	—
Variation margin on futures contracts	1,579	1,680
Unrealized depreciation on forward foreign currency exchange contracts	15,640	8,198
Outstanding options and swaptions written, at fair value	15,320	—
Outstanding OTC swap contracts, at value (net upfront receipts of $47,590 and $0, respectively)	53,005	—
Variation margin on centrally cleared swaps (net upfront receipts of $90,745 and $0, respectively)	777	—
Accrued liabilities:
Distribution fees	16	17
Service fees	5,115	4,184
Custodian and accounting fees	16,638	6,489
Collateral management fees	2,325	589
Trustees’ and Chief Compliance Officer’s fees	124	124
Audit fees	73,520	71,534
Other	8,176	12,535

Total Liabilities	405,371	387,314

Net Assets	$26,697,887	$27,389,002

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2018 (continued)

	Flexible Long/Short Fund	High Yield Opportunities Fund

NET ASSETS:
Paid-in-Capital	$26,433,886	$27,107,628
Accumulated undistributed (distributions in excess of) net investment income	(368,503)	65,371
Accumulated net realized gains (losses)	(91,767)	(368,046)
Net unrealized appreciation (depreciation)	724,271	584,049

Total Net Assets	$26,697,887	$27,389,002

Net Assets:
Class A	$21,270	$21,820
Class C	21,094	21,660
Class I (formerly Select Class)	26,634,076	27,323,588
Class R6	21,447	21,934

Total	$26,697,887	$27,389,002

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,105	2,155
Class C	2,094	2,139
Class I (formerly Select Class)	2,636,310	2,698,627
Class R6	2,123	2,166

Net Asset Value (a):
Class A - Redemption price per share	$10.10	$10.13
Class C - Offering price per share (b)	10.07	10.13
Class I (formerly Select Class) - Offering and redemption price per share	10.10	10.13
Class R6 - Offering and redemption price per share	10.10	10.13
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$10.49	$10.52

Cost of investments in non-affiliates	$24,957,730	$25,359,707
Cost of investments in affiliates	445,445	1,311,048
Cost of options and swaptions purchased	29,436	—
Cost of foreign currency	7,391	22,473
Premiums received from options and swaptions written	16,293	—

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2018

	Flexible Long/Short Fund	High Yield Opportunities Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$1,203,664	$1,591,980
Interest income from affiliates	227	—
Dividend income from non-affiliates	—	2,376
Dividend income from affiliates	8,416	6,886
Foreign taxes withheld	(2,872)	(2,438)

Total investment income	1,209,435	1,598,804

EXPENSES:
Investment advisory fees	131,798	161,406
Administration fees	21,470	21,911
Distribution fees:
Class A	52	54
Class C	157	160
Service fees:
Class A	53	54
Class C	52	54
Class I (formerly Select Class)	65,741	67,091
Custodian and accounting fees	57,654	30,680
Collateral management fees	14,140	3,536
Interest expense to affiliates	123	253
Professional fees	133,113	130,610
Trustees’ and Chief Compliance Officer’s fees	25,377	25,273
Printing and mailing costs	13,293	14,199
Registration and filing fees	2,592	3,226
Transfer agency fees (See Note 2.I.)	1,346	1,408
Offering costs	24,959	28,282
Other	12,381	13,860

Total expenses	504,301	502,057

Less fees waived	(155,405)	(198,948)
Less expense reimbursements	(112,883)	(89,189)

Net expenses	236,013	213,920

Net investment income (loss)	973,422	1,384,884

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	138,023	350,016
Options and swaptions purchased	(17,502)	—
Futures contracts	6,615	38,071
Foreign currency transactions	9,092	39,171
Forward foreign currency exchange contracts	(845,379)	(611,809)
Swaps	(17,391)	(5,958)

Net realized gain (loss)	(726,542)	(190,509)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	450,957	(96,811)
Investments in affiliates	(9)	—
Options and swaptions purchased	3,977	—
Futures contracts	17,012	(990)
Foreign currency translations	3,616	744
Forward foreign currency exchange contracts	117,743	60,230
Options and swaptions written	973	—
Swaps	17,571	(7,451)

Change in net unrealized appreciation/depreciation	611,840	(44,278)

Net realized/unrealized gains (losses)	(114,702)	(234,787)

Change in net assets resulting from operations	$858,720	$1,150,097

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Flexible Long/Short Fund		High Yield Opportunities Fund

	Year Ended	Period Ended February	Year Ended	Period Ended February
	February 28, 2018	28, 2017 (a)	February 28, 2018	28, 2017 (b)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$973,422	$567,783	$1,384,884	$382,624
Net realized gain (loss)	(726,542)	158,953	(190,509)	185,033
Change in net unrealized appreciation/depreciation	611,840	112,431	(44,278)	628,327

Change in net assets resulting from operations	858,720	839,167	1,150,097	1,195,984

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(549)	(486)	(1,108)	(287)
From net realized gains	—	(29)	(196)	—
Class C
From net investment income	(495)	(416)	(986)	(251)
From net realized gains	—	(29)	(194)	—
Class I (formerly Select Class)
From net investment income	(745,177)	(651,711)	(1,439,410)	(376,112)
From net realized gains	—	(35,914)	(244,505)	—
Class R6
From net investment income	(652)	(555)	(1,198)	(314)
From net realized gains	—	(29)	(196)	—

Total distributions to shareholders	(746,873)	(689,169)	(1,687,793)	(376,964)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	746,873	25,689,169	1,730,714	25,376,964

NET ASSETS:
Change in net assets	858,720	25,839,167	1,193,018	26,195,984
Beginning of period	25,839,167	—	26,195,984	—

End of period	$26,697,887	$25,839,167	$27,389,002	$26,195,984

Accumulated undistributed (distributions in excess of) net investment income	$(368,503)	$95,601	$65,371	$(13,628)

(a) Commencement of operations was June 30, 2016.

(b) Commencement of operations was November 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Flexible Long/Short Fund		High Yield Opportunities Fund

	Year Ended	Period Ended February	Year Ended	Period Ended February
	February 28, 2018	28, 2017 (a)	February 28, 2018	28, 2017 (b)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$20,000	$—	$20,000
Distributions reinvested	549	515	1,304	287

Change in net assets resulting from Class A capital transactions	$549	$20,515	$1,304	$20,287

Class C
Proceeds from shares issued	$—	$20,000	$—	$20,000
Distributions reinvested	495	445	1,180	251

Change in net assets resulting from Class C capital transactions	$495	$20,445	$1,180	$20,251

Class I (formerly Select Class)
Proceeds from shares issued	$892,665	$25,540,000	$1,298,571	$26,296,525
Distributions reinvested	745,177	687,625	1,683,915	376,112
Cost of shares redeemed	(892,665)	(600,000)	(1,255,650)	(1,356,525)

Change in net assets resulting from Class I capital transactions	$745,177	$25,627,625	$1,726,836	$25,316,112

Class R6
Proceeds from shares issued	$—	$20,000	$—	$20,000

Distributions reinvested	652	584	1,394	314

Change in net assets resulting from Class R6 capital transactions	$652	$20,584	$1,394	$20,314

Total change in net assets resulting from capital transactions	$746,873	$25,689,169	$1,730,714	$25,376,964

SHARE TRANSACTIONS:
Class A
Issued	—	2,000	—	2,000
Reinvested	54	51	127	28

Change in Class A Shares	54	2,051	127	2,028

Class C
Issued	—	2,000	—	2,000
Reinvested	49	45	114	25

Change in Class C Shares	49	2,045	114	2,025

Class I (formerly Select Class)
Issued	87,516	2,554,060	126,882	2,626,993
Reinvested	73,657	68,653	163,503	36,984
Redeemed	(87,516)	(60,060)	(122,742)	(132,993)

Change in Class I Shares	73,657	2,562,653	167,643	2,530,984

Class R6
Issued	—	2,000	—	2,000
Reinvested	65	58	135	31

Change in Class R6 Shares	65	2,058	135	2,031

(a) Commencement of operations was June 30, 2016.

(b) Commencement of operations was November 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

			Per share operating performance								Ratios/Supplemental data

		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

Flexible Long/Short Fund
Class A
Year Ended February 28, 2018	$10.06	$0.35	$(0.05)	$0.30	$(0.26)	$ —	$(0.26)	$10.10	3.05%	$21,270	1.14%	3.44%	3.56%	57%
June 30, 2016 (g) through February 28, 2017	10.00	0.21	0.10	0.31	(0.24)	(0.01)	(0.25)	10.06	3.18	20,638	1.13	3.11	3.13	30
Class C
Year Ended February 28, 2018	10.06	0.30	(0.05)	0.25	(0.24)	—	(0.24)	10.07	2.50	21,094	1.64	2.94	4.06	57
June 30, 2016 (g) through February 28, 2017	10.00	0.17	0.11	0.28	(0.21)	(0.01)	(0.22)	10.06	2.84	20,568	1.63	2.61	3.61	30
Class I (formerly Select Class)
Year Ended February 28, 2018	10.06	0.37	(0.04)	0.33	(0.29)	—	(0.29)	10.10	3.28	26,634,076	0.89	3.69	1.91	57
June 30, 2016 (g) through February 28, 2017	10.00	0.22	0.11	0.33	(0.26)	(0.01)	(0.27)	10.06	3.37	25,777,256	0.88	3.36	2.01	30
Class R6
Year Ended February 28, 2018	10.06	0.40	(0.05)	0.35	(0.31)	—	(0.31)	10.10	3.54	21,447	0.64	3.94	3.05	57
June 30, 2016 (g) through February 28, 2017	10.00	0.24	0.10	0.34	(0.27)	(0.01)	(0.28)	10.06	3.53	20,705	0.63	3.61	2.61	30

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2018 and for the period ended February 28, 2017.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

			Per share operating performance							Ratios/Supplemental data

		Investment operations			Distributions					Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

High Yield Opportunities Fund
Class A
Year Ended February 28, 2018	$10.33	$0.51	$(0.09)	$0.42	$(0.53)	$(0.09)	$(0.62)	$10.13	4.18%	$21,820	0.99%	4.95%	3.60%	37%
November 1, 2016 (g) through February 28, 2017	10.00	0.15	0.32	0.47	(0.14)	—	(0.14)	10.33	4.76	20,944	0.97	4.41	3.73	6
Class C
Year Ended February 28, 2018	10.33	0.45	(0.08)	0.37	(0.48)	(0.09)	(0.57)	10.13	3.61	21,660	1.55	4.40	4.10	37
November 1, 2016 (g) through February 28, 2017	10.00	0.13	0.32	0.45	(0.12)	—	(0.12)	10.33	4.57	20,906	1.53	3.87	4.25	6
Class I (formerly Select Class)
Year Ended February 28, 2018	10.33	0.53	(0.09)	0.44	(0.55)	(0.09)	(0.64)	10.13	4.39	27,323,588	0.79	5.15	1.86	37
November 1, 2016 (g) through February 28, 2017	10.00	0.15	0.33	0.48	(0.15)	—	(0.15)	10.33	4.83	26,133,164	0.78	4.61	2.67	6
Class R6
Year Ended February 28, 2018	10.33	0.55	(0.09)	0.46	(0.57)	(0.09)	(0.66)	10.13	4.60	21,934	0.59	5.35	3.08	37
November 1, 2016 (g) through February 28, 2017	10.00	0.16	0.33	0.49	(0.16)	—	(0.16)	10.33	4.90	20,970	0.58	4.82	3.24	6

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for year ended February 28, 2018 and for the period ended February 28, 2017.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Flexible Long/Short Fund	Class A, Class C, Class I^ and Class R6	Diversified
High Yield Opportunities Fund	Class A, Class C, Class I^ and Class R6	Diversified

^ Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Flexible Long/Short Fund is to seek to provide total return.

The investment objective of the High Yield Opportunities Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Flexible Long/Short Fund and High Yield Opportunities Fund commenced operations on June 30, 2016 and November 1, 2016, respectively. Currently, the Funds are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Flexible Long/Short Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stock
Information Technology	$14,777	$	–	$	–	$	14,777
Debt Securities
Asset-Backed Securities	–		48,926		–		48,926
Convertible Bonds
Consumer Discretionary	–		173,391		–		173,391
Energy	–		40,329		–		40,329
Health Care	–		5,840		–		5,840
Information Technology	–		203,084		–		203,084
Total Convertible Bonds	–		422,644		–		422,644
Corporate Bonds
Consumer Discretionary	–		2,709,525		–		2,709,525
Consumer Staples	–		573,859		–		573,859
Energy	–		1,534,621		–		1,534,621
Financials	–		5,688,633		–		5,688,633
Health Care	–		1,034,998		–		1,034,998
Industrials	–		2,105,871		–		2,105,871
Information Technology	–		554,407		3		554,410
Materials	–		1,700,830		–		1,700,830
Real Estate	–		327,858		–		327,858
Telecommunication Services	–		1,572,529		–		1,572,529
Utilities	–		1,032,843		–		1,032,843
Total Corporate Bonds	–		18,835,974		3		18,835,977
U.S. Treasury Obligations	–		18,530		–		18,530
Loan Assignments
Consumer Discretionary	–		1,362,817		–		1,362,817
Consumer Staples	–		806,752		–		806,752
Energy	–		459,673		–		459,673
Financials	–		76,467		–		76,467
Health Care	–		789,655		–		789,655
Industrials	–		255,341		–		255,341
Information Technology	–		537,205		–		537,205
Materials	–		377,247		–		377,247
Real Estate	–		99,548		–		99,548
Telecommunication Services	–		498,884		–		498,884
Utilities	–		886,944		–		886,944
Total Loan Assignments	–		6,150,533		–		6,150,533
Options Purchased
Future Interest Rate Call Options	5,313		–		–		5,313
Short-Term Investments
Investment Companies	445,436		–		–		445,436
Total Investments in Securities	$465,526	$	25,476,607	$	3*	$	25,942,136

Liabilities
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$–	$	185,057	$	–	$	185,057
Futures Contracts	4,913		–		–		4,913
Swaptions Purchased	–		28,100		–		28,100
Swaps	–		33,118		–		33,118
Total Appreciation in Other Financial Instruments	$4,913	$	246,275	$	–	$	251,188

Flexible Long/Short Fund - continued
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(15,640)	$–	$(15,640)
Futures Contracts	(8,901)	–	–	(8,901)
Options Written Call Options Written	(3,187)	–	–	(3,187)
Swaptions Written	–	(12,133)	–	(12,133)
Swaps	–	(15,896)	–	(15,896)
Total Depreciation in Other Financial Instruments	$(12,088)	$(43,669)	$–	$(55,757)

High Yield Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Convertible Bonds

Consumer Discretionary	$–	$173,923	$–	$173,923
Energy	–	12,886	–	12,886

Information Technology		448,658	–	448,658
Total Convertible Bonds	–	635,467	–	635,467
Corporate Bonds

Consumer Discretionary	–	6,193,769	–	6,193,769
Consumer Staples	–	838,025	–	838,025
Energy	–	2,494,046	–	2,494,046
Financials	–	378,614	–	378,614
Health Care	–	3,273,893	–	3,273,893
Industrials	–	2,366,482	–	2,366,482

Information Technology	–	1,614,009	–	1,614,009
Materials	–	2,027,363	–	2,027,363
Real Estate	–	659,838	–	659,838

Telecommunication Services	–	3,605,832	–	3,605,832
Utilities	–	352,093	–	352,093
Total Corporate Bonds	–	23,803,964	–	23,803,964
Common Stocks
Consumer Discretionary	62,840	–	–	62,840
Real Estate	164,122	–	–	164,122
Total Common Stocks	226,962	–	–	226,962
Loan Assignments
Consumer Discretionary	–	684,161	–	684,161
Energy	–	49,607	–	49,607
Health Care	–	205,538	–	205,538
Industrials	–	75,197	–	75,197
Materials	–	145,152	–	145,152
Real Estate	–	24,978	–	24,978
Total Loan Assignments	–	1,184,633	–	1,184,633
Short-Term Investment	–
Investment Company	1,311,048	–	–	1,311,048
Total Investments in Securities	$ 1,538,010	$25,624,064	$–	$27,162,074

High Yield Opportunities Fund - continued

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments

Forward Foreign Currency Exchange Contracts	$–	$109,112	$–	$109,112

Depreciation in Other Financial Instruments

Forward Foreign Currency Exchange Contracts	$–	$(8,198)	$–	$(8,198)
Futures Contracts	(990)	–	–	(990)
Swaps		(7,451)	–	(7,451)

Total Depreciation in Other Financial Instruments	$(990)	$(15,649)	$–	$(16,639)

* Level 3 securities are valued by brokers and pricing services. At February 28, 2018, the value of these securities was approximately $3 for Flexible Long/Short Fund. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

There were no transfers among any levels during the year ended February 28, 2018.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of February 28, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which it acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments that were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options (Flexible Long/Short Fund) and swaps, in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes D(1) — D(4) below describe the various derivatives used by the Funds.

(1). Options — The Flexible Long/Short Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Funds used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts. As of February 28, 2018, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — The Funds engaged in various swap transactions, including credit default, interest rate and return swaps, to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Funds may be required to post or receive collateral for OTC Swaps.

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing houses.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Funds entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(5). Summary of Derivatives Information

The following table presents the value of derivatives held as of February 28, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Flexible Long-Short Fund

Derivative Contracts			Statements of Assets and Liabilities Location
Gross Assets:		Options and Swaptions (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (c)	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$5,313	$4,913	$—	$16,028	$—	$26,254
Foreign exchange contracts	Receivables	—	—	185,057	—	—	185,057
Credit
contracts	Receivables	28,100	—	—	38,756	12,721	79,577

		$33,413	$4,913	$185,057	$54,784	$12,721	$290,888

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3,187)	$(8,901)	$—	$—	$—	$(12,088)
Foreign exchange contracts	Payables	—	—	(15,640)	—	—	(15,640)
Credit contracts	Payables	(12,133)	—	—	(89,371)	(53,005)	(154,509)

Total		$(15,320)	$(8,901)	$(15,640)	$(89,371)	$(53,005)	$(182,237)

(a)	The market value of options purchased is reported as investments in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.
(c)	This amount represents the value of centrally cleared swaps as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of February 28, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

High Yield Opportunities Fund

Derivative Contracts		Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Foreign exchange contracts	Receivables	$—	$109,112	$—	$109,112

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(990)	$—	$—	$(990)
Foreign exchange contracts	Payables	—	(8,198)	—	(8,198)
Credit contracts	Payables	—	—	(78,816)	(78,816)

Total		$(990)	$(8,198)	$(78,816)	$(88,004)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.
(b)	This amount represents the value of centrally cleared swaps as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of February 28, 2018:

Flexible Long/Short Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia & New Zealand Banking group Ltd.	$12,580	$(8,440)	$—	$4,140
Barclays Bank plc.	11,895	(11,895)	—	—
BNP Paribas	166,708	(316)	—	166,392
Goldman Sachs International	28,926	(28,926)	—	—
HSBC Bank, N.A.	5,068	(5,068)	—	—
Royal Bank of Canada	701	(701)	—	—

	$225,878	$(55,346)	$—	$170,532

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia & New Zealand Banking group Ltd.	$8,440	$(8,440)	$—	$—
Barclays Bank plc.	19,637	(11,895)	—	7,742
BNP Paribas	316	(316)	—	—
CitiBank, N.A.	3,357	—	—	3,357
Goldman Sachs International	42,457	(28,926)	—	13,531
HSBC Bank, N.A.	5,282	(5,068)	—	214
Royal Bank of Canada	1,289	(701)	—	588

	$80,778	$(55,346)	$—	$25,432

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2018, by primary underlying risk exposure:

Flexible Long/Short Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options and Swaptions	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$6,615	$—	$(4,662)	$1,953
Foreign exchange contracts	—	—	(845,379)	—	(845,379)
Credit contracts	(17,502)	—	—	(12,729)	(30,231)

Total	$(17,502)	$6,615	$(845,379)	$(17,391)	$(873,657)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options and Swaptions	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(1,062)	$17,012	$—	$16,028	$31,978
Foreign exchange contracts		—	117,743	—	117,743
Credit contracts	6,012	—	—	1,543	7,555

Total	$4,950	$17,012	$117,743	$17,571	$157,276

High Yield Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$38,071	$—	$—	$38,071
Foreign exchange contracts	—	(611,809)	—	(611,809)
Credit contracts	—	—	(5,958)	(5,958)

Total	$38,071	$(611,809)	$(5,958)	$(579,696)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(990)	$—	$—	$(990)
Foreign exchange contracts	—	60,230	—	60,230
Credit contracts	—	—	(7,451)	(7,451)

Total	$(990)	$60,230	$(7,451)	$51,789

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the period ended February 28, 2018. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Flexible Long/Short Fund		High Yield Opportunities Fund
Futures Contracts:
Average Notional Balance Long	$950,589	(a)	$—
Average Notional Balance Short	2,929,134		1,200,294	(b)
Ending Notional Balance Long	909,437		—
Ending Notional Balance Short	2,836,549		1,163,938

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	2,625,113		517,919	(a)
Average Settlement Value Sold	10,525,830		6,881,612
Ending Settlement Value Purchased	7,363,886		4,634,267
Ending Settlement Value Sold	14,695,309		9,270,621

Credit Default Swaps:
Average Notional Balance - Buy Protection	3,515,219		1,000,000	(c)
Average Notional Balance - Sell Protection	1,638,905	(b)	—
Ending Notional Balance - Buy Protection	5,718,300		1,000,000
Ending Notional Balance - Sell Protection	3,156,200		—

Exchange-Traded Options:
Average Number of Contracts Purchased	68	(d)	—
Average Number of Contracts Written	68	(d)	—
Ending Number of Contracts Purchased	68		—
Ending Number of Contracts Written	68		—

Swaptions & OTC Options:
Average Notional Balance Purchased	4,687,500	(e)	—
Average Notional Balance Written	1,675,000	(f)	—
Ending Notional Balance Purchased	2,000,000		—
Ending Notional Balance Written	2,000,000		—

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	552,273	(b)	—
Ending Notional Balance — Pays Fixed Rate	450,000		—

(a) For the period March 1, 2017 through February 28, 2018.

(b) For the period April 1, 2017 through February 28, 2018.

(c) For the period October 1, 2017 through February 28, 2018.

(d) For the period February 1, 2018 through February 28, 2018.

(e) For the period May 1, 2017 through February 28, 2018.

(f) For the period January 1, 2018 through February 28, 2018.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts, non-deliverable Forward Foreign Currency Exchange Contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties, cash collateral posted by the Funds is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash.

The Funds’ derivatives contracts held at February 28, 2018 are not accounted for as hedging instruments under GAAP.

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Flexible Long/Short Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Flexible Long/Short Fund had delayed delivery securities outstanding as of February 28, 2018. The values of these securities held at February 28, 2018 are detailed on the SOIs.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Offering and Organizational Costs — Total offering costs of $74,674 and $41,964 paid in connection with the offering of shares of the Flexible Long/Short Fund and High Yield Opportunities Fund, respectively, were amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees on the Statements of Operations. For the year ended February 28, 2018, total offering costs amortized for each fund were $24,959 and $28,282, respectively.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

Dividend income net of foreign tax withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest Income on the Statements of Operations.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended February 28, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Flexible Long/Short Fund	$295	$295	$461	$295	$1,346
High Yield Opportunities Fund	319	318	452	319	1,408

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax”

differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Flexible Long/Short Fund	$(2,105)	$(690,653)	$692,758
High Yield Opportunities Fund	(1)	136,817	(136,816)

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in contingent payment debt instruments.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Flexible Long/Short Fund	0.50%
High Yield Opportunities Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2018, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I

Flexible Long/Short Fund	0.25%	0.25%	0.25%
High Yield Opportunities Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by the Funds, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Funds. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Flexible Long/Short Fund	1.15%	1.65%	0.90%	0.65%
High Yield Opportunities Fund	1.00	1.55	0.80	0.60

The expense limitation agreements were in effect for the year ended February 28, 2018 and are in place until at least June 30, 2018.

For the year ended February 28, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Flexible Long/Short Fund	$131,798	$21,470	$487	$153,755	$112,883
High Yield Opportunities Fund	161,406	21,911	13,923	197,240	89,189

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expense in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Funds’ investment in such affiliated money market funds.

The amounts of waivers resulting from investments in these money market funds for the year ended February 28, 2018 were as follows:

Flexible Long/Short Fund	$1,650
High Yield Opportunities Fund	1,708

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended February 28, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions During the year ended February 28, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Flexible Long/Short Fund	$14,482,554	$14,274,080	$227,765	$280,230
High Yield Opportunities Fund	10,658,825	9.529,677	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Flexible Long/Short Fund	$25,540,260	$962,952	$457,738	$505,214
High Yield Opportunities Fund	26,701,762	895,021	413,601	481,420

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of forward foreign currency contracts, investments in perpetual bonds and investments in contingent payment debt instruments.

The tax character of distributions paid during the year ended February 28, 2018 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Flexible Long/Short Fund	$746,873	$-	$746,873
High Yield Opportunities Fund	1,581,157	106,636	1,687,793

* Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the period ended February 28, 2017 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Flexible Long/Short Fund	$684,969	$4,200	$689,169
High Yield Opportunities Fund	376,964	-	376,964

* Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Flexible Long/Short Fund	$-	$(38,721)	$508,132
High Yield Opportunities Fund	74,429	(177,390)	481,676

The cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals, mark to market of forward foreign currency contracts, investments in perpetual bonds and investments in contingent payment debt instruments.

As of February 28, 2018, the following Funds had net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Flexible Long/Short Fund	$ 38,721	$ -
High Yield Opportunities Fund	-	177,390

Specified ordinary losses and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2018, the Funds deferred to March 1, 2018 the following specified ordinary losses and net capital losses of:

	Net capital loss
	Short-Term	Long-Term	Specified Loss
Flexible Long/Short Fund	$-	$-	$196,440
High Yield Opportunities Fund	43,552	46,926	-

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB has entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended February 28, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds entered into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2018, all the Funds’ shares were held by the Adviser.

The Funds’ investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has begun to raise interest rates, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

Flexible Long/Short Fund and High Yield Opportunities Fund invest in interest bearing notes with preferred security characteristics. These securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts and forward foreign currency exchange contracts.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of February 28, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

9. New Accounting Pronouncement

In March 2017, the FASB issued ASU 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium to be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and the Shareholders of JPMorgan Flexible Long/Short Fund and JPMorgan High Yield Opportunities Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Flexible Long/Short Fund and JPMorgan High Yield Opportunities Fund (two of the funds constituting JPMorgan Trust IV, hereafter collectively referred to as the “Funds”) as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended and the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Flexible Long/Short Fund	Statement of changes in net assets and the financial
highlights for the year ended February 28, 2018 and for the
period June 30, 2016 (commencement of operations) through
February 28, 2017
JPMorgan High Yield Opportunities Fund	Statement of changes in net assets and the financial
highlights for the year ended February 28, 2018 and for the
period November 1, 2016 (commencement of operations)
through February 28, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 26, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	138	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	138	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	138	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	138	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	138	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	138	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	138	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	138	None

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	138	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	138	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	138	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	138	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (138 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management (2009 to September 2013)).

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011-2017)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2017, and continued to hold your shares at the end of the reporting period, February 28, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Flexible Long/Short Fund
Class A
Actual	$1,000.00	$1,010.20	$5.73	1.14%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	1,007.60	8.16	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I (formerly Select Class)
Actual	1,000.00	1,011.10	4.49	0.89
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,012.20	3.19	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
High Yield Opportunities Fund
Class A
Actual	$1,000.00	$1,014.30	$4.94	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class C
Actual	1,000.00	1,011.50	7.73	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class I (formerly Select Class)
Actual	1,000.00	1,015.30	4.00	0.79
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,016.30	3.00	0.59
Hypothetical	1,000.00	1,021.82	3.01	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Long-Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2018:

Long-Term
Capital
Gain
Distribution
High Yield Opportunities Fund	$106,636

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2018. All rights reserved. February 2018.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $267,837

2017 – $224,600

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $30,280

2017 – $22,263

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $ 51,604

2017 – $39,405

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – Not applicable

2017 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 - $32.1 million

2016 - $28.4 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act
(15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the
Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 2, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 2, 2018